       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 1998

                                                            File No. ___________

                       U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-14

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ / Pre-Effective Amendment No. ___         / / Post-Effective Amendment No.
                          (CHECK APPROPRIATE BOX OR BOXES.)

                  EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A

                           AREA CODE AND TELEPHONE NUMBER:
                              (800) 528-2011, Ext. 2591

                       ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:

                       c/o The Franklin Life Insurance Company
                                  #1 Franklin Square
                             Springfield, Illinois 62713

                        NAME AND ADDRESS OF AGENT FOR SERVICE:

                                 Ross D. Friend, Esq.
                         The Franklin Life Insurance Company
                                  #1 Franklin Square
                             Springfield, Illinois 62713

                            COPY OF ALL COMMUNICATIONS TO:

                              Stephen E. Roth, Esquire
                          Sutherland, Asbill & Brennan LLP
                           1275 Pennsylvania Avenue, N.W.
                             Washington, D.C.  20004-2415

TITLE OF SECURITIES BEING REGISTERED: Interests in a separate account issued through variable annuity contracts. No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as possible after effectiveness of this registration statement

It is proposed that this filing will become effective on September 6, 1998 pursuant to Rule 488(a) under the Securities Act of 1933.

                                CROSS REFERENCE SHEET
                               Pursuant to Rule 481(a)


                 PART A                    CAPTION IN PROSPECTUS/PROXY STATEMENT

1.   Beginning of Registration           Cross Reference Sheet; Notice of
     Statement and Outside Front Cover   Special Meetings of Contract Owners
     Page of Prospectus

2.   Beginning and Outside Back Cover    Table of Contents
     Page of Prospectus

3.   Fee Table, Synopsis Information,    Synopsis; Principal Risk Factors;
     and Risk Factors                    Comparison of Fees and Expenses

4.   Information About the Transaction   The Proposed Reorganization; Appendix A

5.   Information About the Registrant    Information on the Funds, VIP and VIP
                                         II; Availability of Certain Other
                                         Information; Appendix B

6.   Information About the Company       Information on the Funds, VIP and VIP
     Being Acquired                      II; Availability of Certain Other
                                         Information; Appendix C; Appendix D;
                                         Appendix E; Appendix F

7.   Voting Information                  Notice of Special Meetings of Contract
                                         Owners; General Information Regarding
                                         Proxy Solicitation; Voting of
                                         Portfolio Shares

8.   Interest of Certain Persons and     Not Applicable
     Experts

9.   Additional Information Required     Not Applicable
     for Re-offering by Persons Deemed
     to be Underwriters



                PART B                     CAPTION IN STATEMENT OF ADDITIONAL
                                                       INFORMATION

10.  Cover Page                          Cover Page

11.  Table of Contents                   Table of Contents

12.  Additional Information About the    Appendix A; Appendix B
     Registrant

13.  Additional Information About the    Appendix C; Appendix D
     Company Being Acquired

14.  Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                       c/o The Franklin Life Insurance Company
                                  #1 Franklin Square
                             Springfield, Illinois 62713

                            ------------------------------

                    NOTICE OF SPECIAL MEETINGS OF CONTRACT OWNERS

     To owners of variable annuity contracts (the "Contracts") issued by The Franklin Life Insurance Company ("The Franklin") eligible to vote in connection with certain separate accounts established by The Franklin.

     Notice is hereby given that special meetings (the "Meetings") of owners of the Contracts (collectively,"Contract Owners") eligible to vote in connection with Franklin Life Variable Annuity Fund A ("Fund A"), Franklin Life Variable Annuity Fund B ("Fund B"), or Franklin Life Money Market Variable Annuity Fund C ("Fund C") (collectively, the "Funds") will be held on September 21, 1998 at _____ a.m., Central Standard Time, at The Franklin's home office at #1 Franklin Square, Springfield, Illinois 62713. The Meetings will be held for the purposes of considering and acting on the following matters, as set forth in the accompanying Proxy Statement/Prospectus:

     1. To approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) Fund A will be renamed and restructured into a single unit investment trust comprising three investment divisions (the "Continuing Fund"); (ii) the assets of each of the Funds will be transferred to one of the three investment divisions in the Continuing Fund such that Contract Owners' interests will continue as interests in the Continuing Fund; and (iii) each investment division will invest exclusively in shares of a specified portfolio of Fidelity Investments'-Registered Trademark- Variable Insurance Products Fund or Variable Insurance Products Fund II.

     2. To consider and act upon such other business as may properly come before the Meetings or any adjournment(s) or postponement(s) thereof.

     The proposed Reorganization is discussed in detail in the Proxy Statement/Prospectus dated August 31, 1998 that accompanies this Notice.

     As Contract Owner of record at the close of business on July 23, 1998, you have the right to vote at the Meetings or any adjournment(s) or postponement(s) thereof. Contract Owners who do not expect to attend the Meetings in person are requested to complete, sign and date the accompanying proxy, which is solicited by the Board of Managers of each of the Funds, and to return it immediately in the envelope provided for that purpose. Returning the proxy will not restrict or impair a Contract Owner's right to revoke the proxy or to attend and vote personally at the Meetings.

YOUR VOTE IS IMPORTANT. CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY, AND TO RETURN IT IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THEY MAY BE REPRESENTED AT THE MEETINGS. IF YOU LATER DECIDE TO ATTEND THE MEETINGS IN PERSON, YOU MAY VOTE AT THE MEETING EVEN THOUGH YOU PREVIOUSLY SUBMITTED A PROXY.

SPECIAL NOTICE: To take action on the proposed Reorganization, it is necessary that Contract Owners entitled to cast at least 50% of all votes eligible to be cast with respect to each of the Funds, voting separately, be present in person or represented by proxy at the Meetings. To be implemented, each Fund must approve the Reorganization by the requisite vote of persons eligible to vote with respect to that Fund. THEREFORE, THE BOARD OF MANAGERS OF EACH FUND URGENTLY REQUESTS THAT CONTRACT OWNERS COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY SO THAT THE NECESSARY QUORUM AND VOTE WILL BE OBTAINED.


                              By Order of the Board of Managers of each of

                              Franklin Life Variable Annuity Fund A
                              Franklin Life Variable Annuity Fund B
                              Franklin Life Money Market Variable Annuity Fund C

                              s/s Elizabeth E. Arthur
                              Elizabeth E. Arthur
                              Secretary



Springfield, Illinois

August 31, 1998

                                        PART A

                INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                                                                 August 31, 1998
                                   PROXY STATEMENT
                                          of
                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                                      PROSPECTUS
                                          of
                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                       c/o The Franklin Life Insurance Company
                                  #1 Franklin Square
                             Springfield, Illinois 62713
                                    (800) 528-2011

     This Proxy Statement/Prospectus is furnished by the respective Board of Managers of Franklin Life Variable Annuity Fund A ("Fund A"), Franklin Life Variable Annuity Fund B ("Fund B"), and Franklin Life Money Market Variable Annuity Fund C ("Fund C") (collectively, the "Funds"), to owners of certain individual variable annuity contracts (the "Contracts") issued by The Franklin Life Insurance Company ("The Franklin" or the "Company") through the Funds.

     This Proxy Statement/Prospectus is being furnished to owners of the Contracts ("Contract Owners") in connection with the solicitation of proxies in the form enclosed for use at the special meetings (the "Meetings") of Contract Owners to be held on September 21, 1998 at ____ a.m., Central Standard Time, at The Franklin's home office at #1 Franklin Square, Springfield, Illinois 62713, for the purposes set forth below and in the accompanying Notice of the Special Meetings.

     Contract Owners are being asked to approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) Fund A will be restructured into a single unit investment trust comprising three investment divisions ("Subaccount A," "Subaccount B," and "Subaccount C") and renamed as Franklin Life Variable Annuity Fund (the "Continuing Fund"); (ii) the assets of each Fund will be liquidated and transferred to one of the three Subaccounts in the Continuing Fund such that Contract Owners' interests will continue as interests in the Continuing Fund; and (iii) each Subaccount will invest exclusively in shares of a specified portfolio of Fidelity Investments'-Registered Trademark- Variable Insurance Products Fund ("VIP") or Variable Insurance Products Fund II ("VIP II") as follows: Subaccount A and Subaccount B will invest exclusively in shares of the VIP II Index 500 Portfolio, and Subaccount C will invest exclusively in shares of the VIP Money Market Portfolio. VIP and VIP II are each a series-type mutual fund that currently comprises several investment portfolios including the VIP Money Market Portfolio and the VIP II Index 500 Portfolio (each, a "Portfolio").


--------------------------------------------------------------------------------
            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
            SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND
           EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
            PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                       OFFENSE.
--------------------------------------------------------------------------------

     If the Reorganization is approved by Contract Owners (and if any necessary exemptive order is received from the Securities and Exchange Commission), then, immediately following the consummation of the Reorganization, each Contract Owner will have an interest in the number of units in a Subaccount of the Continuing Fund having a value equal to the value of that Contract Owner's interest in Fund A, Fund B, or Fund C, respectively, immediately prior to the Reorganization.

     Each Fund currently invests directly in securities appropriate for the respective Fund's investment objective. Each Fund's investment objective and the investment objective of the relevant Portfolios are described below:

     - The investment objective of Fund A and Fund B is long-term appreciation of capital through investment appreciation and the retention and reinvestment of income. VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States.

     - The investment objective of Fund C is long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The VIP Money Market Portfolio seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities.

     This combination Proxy Statement/Prospectus concisely sets forth information about the Reorganization, the proposed future operation of the Continuing Fund, and the Portfolios which the persons entitled to vote in respect of each of the Funds (the "Fund Voters") should know before casting their votes. This Proxy Statement/Prospectus should be retained for future reference. Copies of the current prospectus for each of the Funds, and the current prospectuses for the VIP Money Market Portfolio and the VIP II Index 500 Portfolio, each dated April 30, 1998, are attached as appendices to this Proxy Statement/Prospectus and are incorporated herein by reference.

     A Statement of Additional Information dated the same date as this Proxy Statement/Prospectus and relating to matters covered in this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information includes appendices containing the current statements of additional information and annual reports for Fund A and the Portfolios. The Statement of Additional Information is available upon oral or written request and without charge. The Franklin will also furnish, without charge, a copy of a Fund's Annual Report dated December 31, 1997 to a Fund Voter upon request. Such a request (for the Statement and/or an Annual Report) should be directed to The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713, Attention: Box 1018 (telephone 800-528-2011, Extension 2591). Other inquiries about the Funds should be directed to The Franklin at the same address or telephone number.

                                  TABLE OF CONTENTS

GENERAL INFORMATION REGARDING PROXY SOLICITATION . . . . . . . . . . . . . . .4

SYNOPSIS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

PRINCIPAL RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

THE PROPOSED REORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . .7
     DESCRIPTION OF THE REORGANIZATION . . . . . . . . . . . . . . . . . . . .7
     COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. . . . . .8
     COMPARISON OF FEES AND EXPENSES . . . . . . . . . . . . . . . . . . . . 14
     REASONS FOR THE TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . 21
     ACTUAL AND PRO FORMA CAPITALIZATION . . . . . . . . . . . . . . . . . . 23
     COMPARATIVE PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . 24

INFORMATION ON THE FUNDS, VIP AND VIP II . . . . . . . . . . . . . . . . . . 25
     MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS. . . . . . . . . . . . . . . 26
     ORGANIZATION AND OPERATION OF THE PORTFOLIOS. . . . . . . . . . . . . . 27
          Characteristics of VIP and VIP II's Shares . . . . . . . . . . . . 27
          Dividends, Distributions, and Taxes. . . . . . . . . . . . . . . . 28
          Voting of Portfolio Shares . . . . . . . . . . . . . . . . . . . . 28
          Certain Ownership Interests. . . . . . . . . . . . . . . . . . . . 29
     SALE OF THE CONTRACTS AND PORTFOLIO SHARES. . . . . . . . . . . . . . . 29
     DEDUCTIONS, CHARGES, FEES, AND EXPENSES . . . . . . . . . . . . . . . . 30
          Deductions and Charges Under the Contracts . . . . . . . . . . . . 30
          Contracts Issued Through Fund A. . . . . . . . . . . . . . . . . . 30
          Contracts Issued Through Fund B. . . . . . . . . . . . . . . . . . 30
          Contracts Issued Through Fund C. . . . . . . . . . . . . . . . . . 30
          Fees and Expenses of the Portfolios. . . . . . . . . . . . . . . . 31
     SUPPLEMENTARY FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . 31
          Financial Highlights for the Funds . . . . . . . . . . . . . . . . 31
          Financial Highlights for the Portfolios. . . . . . . . . . . . . . 32

AVAILABILITY OF CERTAIN OTHER INFORMATION. . . . . . . . . . . . . . . . . . 33

OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

APPENDIX A -   Agreement and Plan of Reorganization
APPENDIX B -   Prospectus for Franklin Life Variable Annuity Fund A
APPENDIX C -   Prospectus for Franklin Life Variable Annuity Fund B
APPENDIX D -   Prospectus for Franklin Life Money Market Variable Annuity Fund C
APPENDIX E -   Prospectus for VIP Money Market Portfolio
APPENDIX F -   Prospectus for VIP II Index 500 Portfolio

GENERAL INFORMATION REGARDING PROXY SOLICITATION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Managers of each of Fund A, Fund B, and Fund C of proxies for use at Special Meetings of Fund Voters eligible to vote in respect of the Contracts issued by The Franklin through the Funds.

     If the enclosed proxy is completed, signed, dated and returned, it may nevertheless be revoked at any time before its exercise by written notice to The Franklin or by vote in person at the Special Meetings. A later-dated proxy received by The Franklin will revoke a prior proxy. The proxy solicitation will be by mail but may also be by telephone, telegram, facsimile, or personal interview conducted by personnel of The Franklin or outside contractors employed to assist in the solicitation. The expenses of the proxy solicitation will be paid by The Franklin. Such expenses are expected to be approximately $40,000.

     The separate rules and regulations governing each of the Funds provide that the number of votes which may be cast with respect to a Contract before Annuity Payments begin will be determined by the number of Accumulation Units credited to Contract Owners. After Annuity Payments begin, the number of votes which an Annuitant may cast is based on the amount of assets supporting the Contract and held in the respective Fund to meet the obligations related to the Contract, divided by the Accumulation Unit value for the particular Fund. Fractional votes will be counted.

     As of May 28, 1998, there were 118,016.590 votes entitled to be cast at the Special Meetings with respect to Fund A, 15,669.688 votes entitled to be cast with respect to Fund B, and 70,689.540 votes entitled to be cast with respect to Fund C. As of that date, the following persons were entitled to cast 5% or more of the total votes of each of the respective Funds. The Franklin and the Funds do not anticipate that the information provided in the table below will vary materially by the record date of the Special Meetings:

--------------------------------------------------------------------------------
            Name and Address of Contract       Number of      Percent of
                      Owner                      Votes       Voting Power
--------------------------------------------------------------------------------
Fund A:   None

--------------------------------------------------------------------------------
Fund B:   Mrs. Juanita S. Reynoso (1)           877.199          5.598
          Mr. Gonzalo R. Reynoso (1)            856.646          5.467
                                                -------          -----
          553 Hackney Hill Street             1,733.845         11.065
          Globe, Arizona 85501

--------------------------------------------------------------------------------
Fund C:   Beverly A. DeBlase                  5,454.636          7.716
          209 Yorkshire Pl.
          Bellevue, Ohio 44811
--------------------------------------------------------------------------------

(1) In accordance with interpretations of the Securities and Exchange Commission of the concept of "beneficial ownership," Mrs. Juanita S. Reynoso and Mr. Gonzalo R. Reynoso might each be deemed to be the beneficial owner of the contract owned by the other.

     Before Annuity Payments begin, Contract Owners have the right to vote at the Special Meetings. After Annuity Payments begin under a Contract, Annuitants have the right to vote at the Special Meetings.

     All proxies executed, dated and returned to The Franklin by the close of business on September 20, 1998 will be voted in accordance with instructions marked thereon. If instructions are not marked thereon, proxies for each Fund Voter will be voted FOR the proposals to be voted on at the Special Meetings.

     To take action on the proposed Reorganization, it is necessary that Contract Owners entitled to cast at least 50% of all votes eligible to be cast with respect to each of the Funds, voting separately, be present in person or represented by proxy at the Meetings. Approval of the Agreement and the Reorganization requires, with respect to each of the Funds, the affirmative vote of the lesser of (i) 67% of the votes cast at the Special Meetings, or (ii) more than 50% of the total eligible votes. The Reorganization must be approved by the requisite vote of the Fund Voters of each Fund as a prerequisite to its implementation.

     The Special Meetings may be adjourned for the purpose of further proxy solicitation, or for any other purpose, if 50% of the total eligible votes for any Fund are not represented at the Special Meetings. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the meetings, proxies will be voted in the same manner as they would have been voted at the original meetings, unless the proxies have been revoked prior to the subsequent meetings.

                                       SYNOPSIS

     The Board of Managers of each Fund (which consists of the same individuals for each Fund) has authorized the Reorganization. Within five business days prior to the closing date of the Reorganization (currently scheduled for October 5, 1998), the assets of each of the Funds will be converted into cash. During much of this period, Contract Owners would be "out of the market" and would not be affected by any positive or negative investment experience of securities that were converted into cash. On the closing date, the cash accumulated with respect to Fund A will be allocated to and used by Subaccount A to purchase shares of the VIP II Index 500 Portfolio; the cash accumulated with respect to Fund B will be allocated to and used by Subaccount B to purchase shares of the VIP II Index 500 Portfolio; and the cash accumulated with respect to Fund C will be allocated to and used by Subaccount C to purchase shares of the VIP Money Market Portfolio. Immediately after the Reorganization, Fund A, Fund B, and Fund C Contract Owners' interests will be represented by interests in Subaccount A, Subaccount B, and Subaccount C, respectively, having a value identical to the Contract Owners' interests in the Funds immediately before the Reorganization. VIP and VIP II are each a management investment company (commonly known as a "mutual fund") that is not affiliated with the Funds or The Franklin, and that is managed by Fidelity Management & Research Company, one of America's largest mutual fund managers.

     The Franklin will pay all costs and expenses associated with effecting the Reorganization. The Franklin will not pay any costs or expenses associated with unrealized positive investment experience during the time when Contract Owners are "out of the market" as described above. The charges provided for in the Contracts will not increase as a result of the Reorganization, and in certain cases will be reduced. SIGNIFICANTLY, IN ANTICIPATION OF THE APPROVAL OF THE REORGANIZATION BY THE FUND VOTERS OF EACH FUND, THE FRANKLIN HAS DETERMINED TO WAIVE THE SUBSEQUENT IMPOSITION AND RECEIPT OF ALL SALES

LOADS, SURRENDER OR DEFERRED SALES CHARGES, AND ADMINISTRATION FEES SPECIFIED IN EACH CONTRACT BEGINNING IN OCTOBER 1998. Mortality and expense risk fees deducted under the Contracts will remain unchanged. Because each of the Funds will no longer be a management investment company, The Franklin will no longer serve as the investment manager to each Fund and, consequently, no investment management fee will be deducted from assets of the Funds after the Reorganization. However, an investment management fee and a charge for "other expenses" will be deducted from the assets of each Portfolio. Based on the levels of these fees and charges for the year ended December 31, 1997, the investment management fee and the charge for "other expenses" for the Portfolios may be lower than the investment management fee for the Funds. There will be no change in the value of a Contract Owner's Contract and no change in a Contract Owner's benefits under the Contract as a result of the Reorganization. Exchange rights, redemption procedures, and other features of the Contracts will not be affected by the Reorganization. The Franklin believes that the Reorganization will not result in adverse tax consequences to Contract Owners.

                                PRINCIPAL RISK FACTORS

     The principal risk factors involved in investing in a Subaccount of the Continuing Fund and, therefore, indirectly in a Portfolio will be similar to the principal risk factors currently associated with investing in a Fund. Those risk factors are that the investments made by each Portfolio's investment manager may not appreciate in value or will, in fact, lose value. Specifically, the investments are subject to three general types of investment risks: financial risk, which refers to the ability of the issuer of a security to pay principal and interest when due or to maintain or increase dividends; market risk, which refers to the degree to which the price of a security will react to changes in conditions in the securities markets and to changes in the overall level of interest rates; and current income volatility, which refers to the degree to which and the timing by which changes in the overall level of interest rates or, in the case of certain derivative instruments, other underlying economic variables or indices affect the current income from an investment.

     In addition, by investing in a Subaccount of the Continuing Fund and, therefore, indirectly in a Portfolio, Contract Owners will become exposed to certain additional risk factors that are not currently associated with investing in a Fund. For example, although unlikely, one or more of the Portfolios may fail to qualify as a regulated investment company in any particular year and may thereby incur federal tax liability on income and capital gains distributed to shareholders. In that case, the Contracts would also fail to qualify as annuity contracts for federal income tax purposes resulting in the loss of their tax-favored status. See, "Organization and Operation of the Portfolios -- Dividends, Distributions and Taxes," below. This would adversely affect the investment performance of the disqualified Portfolios and therefore the investment performance of the corresponding Subaccounts of the Continuing Fund. Also, Portfolio shares currently are, and will continue to be, owned by separate accounts of other insurance companies to fund variable annuity contracts and variable life insurance policies. While it is conceivable that, in the future, it may be disadvantageous to the Continuing Fund to be invested in the Portfolios simultaneously with such other separate accounts, The Franklin currently does not see any such disadvantages.

                             THE PROPOSED REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

     The Reorganization involves the conversion of the net assets of each Fund into cash, the designation of the cash associated with each Fund as the initial assets of a Subaccount of the Continuing Fund, and the purchase of shares of a specified Portfolio in return for the cash of a Subaccount. If the Reorganization is approved by Fund Voters of each Fund, the Funds will no longer hold securities and other instruments directly but rather will hold similar investments indirectly through the intermediate vehicle of VIP or VIP II. Those investments will be managed by Fidelity Management & Research Company ("FMR"), Fidelity Investments Money Management, Inc., or Bankers Trust Company, instead of The Franklin, the current investment manager for each of the Funds.

     At present, each Fund is a diversified management investment company, as such companies are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is supervised by a Board of Managers having a majority of members who are not "interested persons" (I.E., who are drawn from outside) of The Franklin, and each Fund invests in securities and other instruments in accordance with objectives outlined in a prospectus. (See the separate prospectuses dated April 30, 1998 for Fund A, Fund B, and Fund C, respectively, which accompany this Proxy Statement/Prospectus as Appendices B, C, and D, respectively, and are incorporated herein by reference.) If the Reorganization is approved by the Fund Voters of each Fund, Fund A would be renamed as Franklin Life Variable Annuity Fund and restructured as a unit investment trust that will be subdivided into three Subaccounts, each corresponding to and investing solely in shares of a particular Portfolio. (See the prospectuses dated April 30, 1998 for VIP Money Market Portfolio and VIP II Index 500 Portfolio, which accompany this Proxy Statement/Prospectus as Appendix E and Appendix F and are incorporated herein by reference.)

     The value of a unit in each Subaccount of the Continuing Fund will be based on the net asset value per share of the corresponding Portfolio. The total value of the Accumulation Units a Contract Owner has in each Fund immediately prior to the Reorganization will be no different than the total value of the Accumulation Units the same Contract Owner will have in the appropriate Subaccount of the Continuing Fund immediately after the Reorganization. The total value of the Annuity Units a Contract Owner has in each Fund immediately prior to the Reorganization will be no different than the total value of the Annuity Units the same Contract Owner will have in the appropriate Subaccount of the Continuing Fund immediately after the Reorganization.

     As of 3:00 p.m. Central Standard Time on the closing date, all of the assets of each Fund will have been liquidated into cash and the cash will be transferred to the Subaccounts of the Continuing Fund and used to purchase the number of shares of the specified Portfolio having an aggregate net asset value equal to the cash contributed. The Franklin will pay any brokerage commissions related to the liquidation of the Funds' assets.

     The Franklin, as the legal owner of Portfolio shares to be held in the Continuing Fund, will not realize taxable income as a result of any gain on the sale of those shares or as a result of distributions made by the Portfolios to The Franklin, as described above, to the extent that such gains or distributions are reflected in variable annuity contract reserves. The Franklin does not believe that it will recognize any gain or loss in connection with the Reorganization, but if it does, it will not make any charge to the Continuing Fund or to Contract Owners for federal income taxes resulting from recognition of any such gain.

     More information on the Reorganization is contained in a document entitled "Agreement and Plan of Reorganization" (the "Agreement"), which has been approved and adopted by the Board of Managers of each of the Funds and entered into by The Franklin (in its capacity as the insurance company of which the Funds are a part under state insurance law) and the Funds. The Agreement is attached to this Proxy Statement/Prospectus as Appendix A. Approval of the Agreement and the Reorganization by the Fund Voters of each Fund is a prerequisite to the implementation of the Reorganization. The Reorganization may be postponed from time to time or canceled for any reason with the consent of the parties thereto.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objective of both Fund A and Fund B is long-term appreciation of capital through investment appreciation and the retention and reinvestment of income. Fund A and Fund B seek to achieve their investment objective by investing in equity securities, mainly common stocks. VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States. Under normal conditions, VIP II Index 500 Portfolio seeks to invest at least 80% of its assets (65% if assets are below $20 million) in equity securities of companies that compose the Standard & Poor's 500 Index-Registered Trademark- ("S&P 500"). The respective Boards of Managers of Fund A and Fund B believe that although the investment objective and policies of Fund A and Fund B are similar but not identical to those of the VIP II Index 500 Portfolio, Contract Owners of Fund A and Fund B should find the VIP II Index 500 Portfolio attractive because: (1) the Portfolio is designed for investors who want to keep expenses low while pursuing growth of capital and income through a portfolio of securities that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States, as measured by the S&P 500; and (2) the fundamental investment restrictions of the VIP II Index 500 Portfolio are not materially different from those of Fund A and Fund B.

     Fund C's investment objective is long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. VIP Money Market Portfolio seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The Board of Managers of Fund C believes that the investment objective, policies, and restrictions of the VIP Money Market Portfolio are not materially different from the investment objective, policies, and restrictions of Fund C.

     Currently, each Fund's investment policy is to invest directly in individual securities selected by The Franklin, the investment manager to each Fund. It is currently a fundamental investment restriction of each Fund that the Fund may not have more than 5% of its assets invested in any one issuer, except that up to 25% of each Fund's total assets may be invested without regard to such 5% limitation.(1) In

------------------------

(1) A fundamental investment restriction is one that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting shares of the respective Fund. For this purpose, a "majority" of shares means the lesser of: (a) 67% or more of the voting shares present at a meeting, if the addition, each Fund currently has a non- fundamental investment restriction that the Fund will not invest in the securities of other investment companies.(2) Approval of the Reorganization by Fund Voters of each Fund may be deemed an approval of a change in the investment policies and restrictions of the Funds to require investment entirely and solely in specific mutual fund portfolios.

     The following table compares the fundamental investment restrictions of Fund A and Fund B to the fundamental investment restrictions of the VIP II Index 500 Portfolio.

--------------------------------------------------------------------------------
            Fund A and Fund B                  VIP II Index 500 Portfolio
--------------------------------------------------------------------------------
 Fund will not concentrate its           VIP II Index 500 Portfolio may not
 investments in any one industry or      purchase the securities of any issuer
 group of related industries, and no     (other than securities issued or
 more than 25% of the value of the       guaranteed by the U.S. Government or
 Fund's assets will be invested in any   any of its agencies or
 one industry or group of related        instrumentalities) if, as a result,
 industries.                             more than 25% of the Portfolio's total
                                         assets would be invested in the
                                         securities of companies whose
                                         principal business activities are in
                                         the same industry.
--------------------------------------------------------------------------------
 Fund will not issue senior securities,  VIP II Index 500 Portfolio may not
 except that the Fund may borrow money   issue senior securities, except as
 as set forth in the paragraph           permitted under the 1940 Act.
 immediately below.
--------------------------------------------------------------------------------
 Fund will not borrow money except for   VIP II Index 500 Portfolio may not
 temporary or emergency purposes from    borrow money, except that the
 banks, and any such borrowings will     Portfolio may borrow money for
 not be used to purchase investment      temporary or emergency purposes (not
 securities and will not exceed 5% of    for leveraging or investment) in an
 the value of the Fund's assets.         amount not exceeding 33 1/3% of its
                                         total assets (including the amount
                                         borrowed) less liabilities (other than
                                         borrowings).  Any borrowings that come
                                         to exceed this amount will be reduced
                                         within three days (excluding Sundays
                                         and holidays) to the extent necessary
                                         to comply with the 33 1/3% limitation.
--------------------------------------------------------------------------------
 Fund will not underwrite securities of  VIP II Index 500 Portfolio may not
 other issuers, except that the Fund     underwrite securities issued by
 may acquire portfolio securities under others, except to the extent that the circumstances where, if sold, it might Portfolio may be considered an
 be deemed to be an underwriter for      underwriter within the meaning of the
 purposes of the Securities Act of       Securities Act of 1933 in the
 1933.  No such securities will be       disposition of restricted securities.
 acquired except where parties other
 than the Fund shall have agreed to
 bear any and all costs of registration
 under the Securities Act of 1933.  No
 more than 10% of the value of the
 Fund's assets will at any time be
 invested in such securities.
--------------------------------------------------------------------------------


---------------------------

holders of more than 50% of such votes are present or represented by proxy; or
(b) more than 50% of the voting shares.

(2) A non-fundamental investment restriction may be changed by action of the Board of Managers of the Fund.

--------------------------------------------------------------------------------
            Fund A and Fund B                  VIP II Index 500 Portfolio
--------------------------------------------------------------------------------
 Fund will not engage in the purchase    VIP II Index 500 Portfolio may not
 and sale of interests in real estate,   purchase or sell real estate unless
 except that the Fund may engage in the  acquired as a result of ownership of
 purchase and sale of readily            securities or other instruments (but
 marketable interests in real estate     this shall not prevent the Portfolio
 investment trusts or similar            from investing in securities or other
 securities, which may be deemed to      instruments backed by real estate or
 represent indirect interests in real    securities of companies engaged in the
 estate.                                 real estate business).
--------------------------------------------------------------------------------
 Fund will not engage in the making of   VIP II Index 500 Portfolio may not
 loans to other persons, except that     lend any security or make any other
 the Fund may acquire privately placed   loan if, as a result, more than 33 1/3%
 corporate debt securities of a type     of the Portfolio's total assets would
 customarily purchased by institutional  be lent to other parties, but this
 investors.  The foregoing does not      limitation does not apply to purchases
 restrict the purchase by the Fund of a  of debt securities or to repurchase
 portion of an issue of publicly         agreements.
 distributed bonds, debentures or other
 securities, whether or not the
 purchase is made upon the original
 issuance of such securities.
--------------------------------------------------------------------------------
 Fund will not engage in the purchase    VIP II Index 500 Portfolio may not
 or sale of commodities or commodity     purchase or sell physical commodities
 contracts.                              unless acquired as a result of
                                         ownership of securities or other
                                         instruments (but this shall not
                                         prevent the Portfolio from purchasing
                                         or selling options and futures
                                         contracts or from investing in
                                         securities or other instruments backed
                                         by physical commodities).
--------------------------------------------------------------------------------
 With respect to 75% of its assets,      VIP II Index 500 Portfolio may not,
 Fund will not purchase the securities   with respect to 75% of its total
 of any one issuer, other than           assets, purchase the securities of any
 obligations issued or guaranteed by     issuer (other than securities issued
 the U.S. Government and its agencies    or guaranteed by the U.S. Government
 and instrumentalities, if such          or any of its agencies or
 purchase would cause more than 5% of    instrumentalities, or securities of
 the Fund's assets to be invested in     other investment companies) if, as a
 the securities of such issuer.          result, more than 5% of the
                                         Portfolio's total assets would be
                                         invested in the securities of that
                                         issuer.
--------------------------------------------------------------------------------
 With respect to 75% of its assets,      VIP II Index 500 Portfolio may not,
 Fund will not acquire more than 10% of  with respect to 75% of its total
 the outstanding voting securities of    assets, purchase the securities of any
 any one issuer, other than obligations  issuer (other than securities issued
 issued or guaranteed by the U.S.        or guaranteed by the U.S. Government
 Government and its agencies and         or any of its agencies or
 instrumentalities.                      instrumentalities, or securities of
                                         other investment companies) if, as a
                                         result, the Portfolio would hold more
                                         than 10% of the outstanding voting
                                         securities of that issuer.
--------------------------------------------------------------------------------


     The following table compares the fundamental investment restrictions of Fund C to the fundamental (and non-fundamental where noted) investment restrictions of the VIP Money Market Portfolio.

--------------------------------------------------------------------------------
                 Fund C                        VIP Money Market Portfolio
--------------------------------------------------------------------------------
 Fund C will not concentrate its         VIP Money Market Portfolio may not
 investments in any one industry or      purchase the securities of any issuer
 group of related industries, and no     (other than securities issued or
 more than 25% of the value of Fund C's  guaranteed by the U.S. Government or
 assets will be invested in any one      any of its agencies or
 industry or group of related            instrumentalities) if, as a result,
 industries, except that there is no     more than 25% of the Portfolio's total
 limitation with respect to investments  assets would be invested in the in obligations issued or guaranteed by  securities of companies whose the U.S. Government or its agencies or  principal business activities are in
 instrumentalities, or in bankers'       the same industry, except that the
 acceptances, repurchase agreements or   Portfolio will invest more than 25% of
 certificates of deposit of domestic     its total assets in the financial
 banks.  For purposes of this            services industry.
 restriction, telephone, gas and
 electric utilities, banks, savings
 associations, personal credit
 institutions, business credit
 institutions, and insurance companies
 shall each be considered a separate
 industry.
--------------------------------------------------------------------------------
 Fund C will not issue senior            VIP Money Market Portfolio may not
 securities, except that Fund C may      issue senior securities, except as
 borrow money as set forth in the        permitted under the 1940 Act.
 paragraph immediately below.
--------------------------------------------------------------------------------
 Fund C will not borrow money except     VIP Money Market Portfolio may not
 for temporary or emergency purposes,    borrow money, except that the
 and any such borrowings will not be     Portfolio may (i) borrow money for
 used to purchase investment securities temporary or emergency purposes (not and will not exceed 5% of the value of for leveraging or investment), and
 Fund C's assets; provided, however,     (ii) engage in reverse repurchase
 that Fund C may borrow money up to      agreements for any purpose; provided
 one-third of its assets, not to         that (i) and (ii) in combination do
 increase its income but to meet         not exceed 33 1/3% of the Portfolio's
 redemption requests which might         total assets (including the amount
 otherwise require untimely              borrowed) less liabilities (other than
 dispositions of portfolio securities.   borrowings).  Any borrowings that come
 So long as such borrowings exceed 5%    to exceed this amount will be reduced
 of the value of Fund C's assets, Fund   within three days (not including
 C will not make any new investments.    Sundays and holidays) to the extent
 In addition, to the extent such         necessary to comply with the 33 1/3%
 borrowings exceed the 5% limit and      limitation.
 cause a subsequent reduction of the
 required asset coverage, Fund C will
 reduce the amount of its borrowings to
 comply with the appropriate asset
 coverage required under the 1940 Act.
--------------------------------------------------------------------------------
 Fund C will not pledge, hypothecate,    No comparable fundamental or non-
 mortgage or otherwise encumber its      fundamental restriction.
 assets except in an amount not in
 excess of 15% of the value of its
 assets to secure borrowings made in
 accordance with the borrowing
 restrictions described above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Fund C                        VIP Money Market Portfolio
--------------------------------------------------------------------------------
 Fund C will not underwrite securities   VIP Money Market Portfolio may not
 of other issuers, except that Fund C    underwrite securities issued by
 may acquire portfolio securities under others, except to the extent that the circumstances where, if sold, it might Portfolio may be considered an
 be deemed to be an underwriter for      underwriter within the meaning of the
 purposes of the Securities Act of       Securities Act of 1933 in the
 1933.  No such securities will be       disposition of restricted securities.
 acquired except where parties other
 than Fund C shall have agreed to bear
 any and all costs of registration
 under the Securities Act of 1933.  No
 more than 10% of the value of Fund C's
 assets will at any time be invested in
 such securities.
--------------------------------------------------------------------------------
 Fund C will not engage in the purchase  VIP Money Market Portfolio may not
 and sale of interests in real estate,   purchase or sell real estate unless
 except that Fund C may engage in the    acquired as a result of ownership of
 purchase and sale of money market       securities or other instruments (but
 securities secured by real estate or    this shall not prevent the Portfolio
 interests therein or securities issued  from investing in securities or other
 by companies that invest in real        instruments backed by real estate or
 estate or interests therein.            securities of companies engaged in the
                                         real estate business).
--------------------------------------------------------------------------------
 Fund C will not engage in the making    VIP Money Market Portfolio may not
 of loans to other persons, except that  lend any security or make any other
 Fund C may acquire qualified debt       loan if, as a result, more than 33 1/3%
 obligations or other money market       of the Portfolio's total assets would
 securities and enter into repurchase    be lent to other parties, but this
 agreements (provided that the           limitation does not apply to purchases
 aggregate value of repurchase           of debt securities or to repurchase
 agreements maturing in more than seven  agreements.
 days will not exceed 10% of Fund C's
 total assets), and may lend its
 portfolio securities (provided that
 such loans do not in the aggregate
 exceed 20% of the value of Fund C's
 assets) if such loans are made
 according to the guidelines of the
 Securities and Exchange Commission and
 the Board of Managers of the Fund,
 including maintaining collateral from
 the borrower equal at all times to the
 current market value of the securities
 loaned.
--------------------------------------------------------------------------------
 Fund C will not engage in the purchase  VIP Money Market Portfolio may not
 or sale of commodities or commodity     purchase or sell physical commodities
 contracts or invest in oil, gas or      unless acquired as a result of
 other mineral exploration or            ownership of securities or other
 development programs.                   instruments.
--------------------------------------------------------------------------------
 Fund C will not purchase securities     VIP Money Market Portfolio does not
 (other than repurchase agreements of    currently intend to purchase any
 not more than seven days' duration)     security if, as a result, more than
 for which there exists no readily       10% of its net assets would be
 available market, or for which there    invested in securities that are deemed
 are legal or contractual restrictions   to be illiquid because they are
 on resale, if as a result of any such   subject to legal or contractual
 purchase, more than 10% of the value    restrictions on resale or because they
 of Fund C's assets would be invested    cannot be sold or disposed of in the
 in such securities.                     ordinary course of business at
                                         approximately the prices at which they
                                         are valued.  (Non-fundamental)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Fund C                        VIP Money Market Portfolio
--------------------------------------------------------------------------------
 Fund C will not purchase securities on  VIP Money Market Portfolio does not
 margin, except for such short-term      currently intend to purchase
 credits as are necessary for the        securities on margin, except that the
 clearance of transactions.              Portfolio may obtain such short-term
                                         credits as are necessary for the
                                         clearance of transactions, and
                                         provided that margin payments in
                                         connection with futures contracts and
                                         options on futures contracts shall not
                                         constitute purchasing securities on
                                         margin.  (Non-fundamental)
--------------------------------------------------------------------------------
 Fund C will not make short sales of     VIP Money Market Portfolio does not
 securities or write, purchase or sell   currently intend to sell securities
 puts, calls, straddles, spreads or      short, unless it owns or has the right
 combinations thereof.                   to obtain securities equivalent in
                                         kind and amount to the securities sold
                                         short, and provided that transactions
                                         in futures contracts and options are
                                         not deemed to constitute selling
                                         securities short.  (Non-fundamental)
--------------------------------------------------------------------------------
 Fund C will not purchase the            VIP Money Market Portfolio may not
 securities of any one issuer, other     purchase the securities of any issuer
 than obligations issued or guaranteed   (other than obligations issued or
 by the U.S. Government and its          guaranteed as to principal and
 agencies and instrumentalities, if      interest by the United States, its
 such purchase would cause more than 5%  agencies or instrumentalities) if, as
 of Fund C's assets to be invested in    a result, more than 5% of the
 the securities of such issuer, except   Portfolio's total assets would be
 that except that up to 25% of Fund C's  invested in the securities of such
 total assets taken at current value     issuer, provided, however, that with
 may be invested without regard to such  respect to 25% of its total assets,
 5% limitation.                          10% of its assets may be invested in
                                         the securities of any single
                                         issuer.(3)
--------------------------------------------------------------------------------
 Fund C will not acquire more than 10%   No comparable fundamental or non-
 of the outstanding voting securities    fundamental restriction.
 of any one issuer, other than
 obligations issued or guaranteed by
 the U.S. Government and its agencies
 and instrumentalities, except that up
 to 25% of Fund C's total assets taken
 at current value may be invested
 without regard to such 10% limitation.
--------------------------------------------------------------------------------

     If the Reorganization is approved by the Fund Voters of each Fund, Contract Owners will lose the protections of certain fundamental policies and restrictions of the respective Fund (and become subject to additional investment risk) to the extent that the corresponding policies and restrictions of the Portfolios either are not fundamental (I.E., may be changed without the approval of a majority of the Portfolio's outstanding voting securities) or impose less severe limitations than those of the Funds.


-------------------------
(3) The Board of Trustees of VIP will ask shareholders of the VIP Money Market Portfolio to approve a revision to this investment restriction at a special meeting scheduled for September 16, 1998. The revised restriction would state "[t]he fund [VIP Money Market Portfolio] may not purchase the securities of any issuer if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time."

     More complete descriptions of the investment objectives, policies, and restrictions of each of the Funds and the corresponding Portfolios are contained in their prospectuses and statements of additional information, which prospectuses accompany this Proxy Statement/Prospectus as Appendices B, C, D, E and F, respectively.

COMPARISON OF FEES AND EXPENSES

     The overall costs to Contract Owners after the Reorganization are likely to be lower than they currently are. SIGNIFICANTLY, IN ANTICIPATION OF THE APPROVAL OF THE REORGANIZATION, THE FRANKLIN HAS DETERMINED TO WAIVE THE SUBSEQUENT IMPOSITION AND RECEIPT OF ALL SALES LOADS, SURRENDER OR DEFERRED SALES CHARGES, AND ADMINISTRATION FEES SPECIFIED IN EACH CONTRACT BEGINNING IN OCTOBER 1998. Therefore, Contract Owners in the Continuing Fund may make additional purchases without incurring any sales load on such purchases, and also may make surrenders without having deductions made for surrender or deferred sales charges. Further, purchase payments made in the Continuing Fund will not be subject to any administration fees, and Fund C Contracts will not be subject to any annual administration fee.

     Currently, three charges are imposed under the Contracts against each Fund's assets -- a mortality risk fee, an expense risk fee, and an investment management service charge. These charges are specified annual percentages of each Fund's average net assets. The mortality risk fee is 0.90% for all of the Funds. The expense risk fee is 0.10% for Fund A and Fund B, and 0.165% for Fund
C. The investment management service charge is 0.44% for Fund A and Fund B, and 0.375% for Fund C. The charges for the mortality risk fee for all Funds and for the expense risk fee for Fund A and Fund B are guaranteed not to increase.
After the Reorganization, the 0.90% mortality risk fee and the 0.10% (or 0.165%) expense risk fee will continue to be imposed against the assets of each of the Subaccounts of the Continuing Fund, but the 0.44% (or 0.375%) investment management service charge will no longer be imposed against the assets of the Subaccounts of the Continuing Fund. Instead, VIP II Index 500 Portfolio's management and sub-advisory fees, paid to its investment adviser and sub-adviser, respectively, will be charged indirectly against the assets of Subaccounts A and B of the Continuing Fund; and VIP Money Market Portfolio's management fee, paid to its investment adviser, will be charged indirectly against the assets of Subaccount C of the Continuing Fund.(4)

     The management fee charged to each Portfolio, and the sub-advisory fee charged to VIP II Index 500 Portfolio, are calculated as a percentage of the Portfolio's average net assets and are paid to FMR (Bankers Trust Company in the case of VIP II Index 500 Portfolio's sub-advisory fee) monthly. For the fiscal year ended December 31, 1997, the management fee rate (as a percentage of average net assets)



------------------------

(4) Fidelity Investments Money Management, Inc. serves as sub-adviser to the VIP Money Market Portfolio. Effective December 1, 1997, Bankers Trust Company was appointed as sub-adviser for the VIP II Index 500 Portfolio and has assumed portfolio management responsibilities for that Portfolio. FMR retains supervisory responsibilities for investment management and other services under its management contracts with the VIP Money Market Portfolio and VIP II Index 500 Portfolio.

was 0.27%(5) for the VIP II Index 500 Portfolio and 0.21% for the VIP Money Market Portfolio.

     VIP II Index 500 Portfolio pays its management and sub-advisory fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to FMR and an estimated sub-advisory fee of less than 0.01% payable to Bankers Trust Company (representing 40% of net income from securities lending).

     The management fee for the VIP Money Market Portfolio is calculated by multiplying the sum of (1) the group fee rate (described below) and (2) the individual Portfolio fee rate (0.03%), by the Portfolio's average net assets, and adding an income-based fee.(6) The group fee rate is based on the average monthly net assets of all the mutual funds advised by FMR and, for the fiscal year ended December 31, 1997, the group fee rate was 0.1372% for the VIP Money Market Portfolio.(7)

     Total annual expenses for the Portfolios include the management fee (and a sub-advisory fee for VIP II Index 500 Portfolio) plus payments for "other expenses" (such as transfer agency and related services, and pricing and bookkeeping services). For the Portfolios, the payments for "other expenses" during 1997 were 0.13% of the average net assets of the VIP II Index 500 Portfolio, and 0.10% of average net assets of the VIP Money Market Portfolio.(8)

     The total annual expenses for each Fund include the management fee, mortality risk fee, and expense risk fee. There is no charge imposed against the assets of the Funds for "other expenses." The total annual expenses for each Subaccount of the Continuing Fund will include an indirect charge for the total annual expenses of the corresponding Portfolio, plus the mortality risk fee and the expense risk fee for that Subaccount. Using the 1997 percentages (including FMR's voluntary expense reimbursement to VIP II Index 500 Portfolio), the total annual expenses after the Reorganization would be 1.28% for


----------------------

(5) Effective December 1, 1997, VIP II Index 500 Portfolio's management fee rate was reduced to 0.24% of its average net assets.

(6) The income-based fee is 6% of the VIP Money Market Portfolio's gross income in excess of a 5% yield and cannot exceed 0.24% of the VIP Money Market Portfolio's average net assets.

(7) The group fee rate decreases as total assets under FMR's management increase. VIP Money Market Portfolio shareholders are being asked at a September 16, 1998 special meeting to vote on an amendment to the management contract for the Portfolio that would provide for lower group rate fees when FMR's assets under management exceed certain levels.

(8) During the year ended December 31, 1997, the investment adviser for the VIP II Index 500 Portfolio voluntarily reimbursed total operating expenses of the Portfolio (with certain exceptions noted below) to the extent such expenses exceeded 0.28% of the Portfolio's average net assets. Absent this reimbursement, the total operating expenses for the Portfolio would have been 0.40% of the average net assets of the Portfolio. There can be no guarantee
that such expense reimbursement will continue.   Expenses eligible for
reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. In addition, sub-advisory fees paid by the Portfolio associated with securities lending are not eligible for reimbursement.

Subaccount A, 1.28% for Subaccount B, and 1.375% for Subaccount C. In sum (using 1997 percentages including FMR's voluntary expense reimbursement), after the Reorganization total annual expenses for Subaccount A, Subaccount B and Subaccount C, respectively, would be lower than the total annual expenses for Fund A, Fund B, and Fund C, respectively (1.28% versus 1.44%; 1.28% versus 1.44%; and 1.375% versus 1.44%).

     The following comparative fee tables for the year ended December 31, 1997, illustrate: the current charges and deductions under the Contract for each Fund; the fees and expenses of the corresponding Portfolio; and the charges and deductions under the Contract for each Subaccount (including the fees and expenses of the Portfolios) restated as if the Reorganization had been consummated at the beginning of 1997:

                        FUND A AND VIP II INDEX 500 PORTFOLIO



--------------------------------------------------------------------------------
         COMPARATIVE FEE TABLE                       VIP II      SUBACCOUNT A OF
 (for the year ended December 31, 1997)             INDEX 500    CONTINUING FUND
                                          FUND A    PORTFOLIO      (pro forma)
--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTIONS EXPENSES
--------------------------------------------------------------------------------
     Maximum Sales Load Imposed on
     Purchases (as a percentage of      5.00% (A)
     purchase payments)                 6.00% (B)     ---             ---
--------------------------------------------------------------------------------
     Maximum Administration Fee (as
     a percentage of purchase           4.00% (A)
     payments)                          3.00% (B)     ---             ---
--------------------------------------------------------------------------------
FUND A ANNUAL EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------
     Management Fees                      0.44%       ---             ---
--------------------------------------------------------------------------------
     Mortality Fees                       0.90%       ---            0.90%
--------------------------------------------------------------------------------
     Expense Risk Fees                    0.10%       ---            0.10%
--------------------------------------------------------------------------------
     Other Expenses                                   ---
--------------------------------------------------------------------------------
Total Fund A Annual Expenses              1.44%       ---            1.00%
--------------------------------------------------------------------------------
VIP II INDEX 500 PORTFOLIO ANNUAL EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------
     Management Fees                       ---       0.27%           0.27%
--------------------------------------------------------------------------------
     Other Expenses                        ---       0.13%           0.13%
--------------------------------------------------------------------------------
Total VIP II Index 500 Portfolio
Annual Expenses                            ---      0.40%(C)        0.40%(C)
--------------------------------------------------------------------------------
TOTAL FUND A AND VIP II INDEX 500
PORTFOLIO ANNUAL EXPENSES                 1.44%     0.40%(C)        1.40%(C)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(A) Single Stipulated Payment Contract
(B) Periodic Stipulated Payment Contract
(C) FMR has voluntarily agreed, subject to revision or termination, to reimburse the Portfolio if and to the extent that its aggregate operating expenses, including management fees (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed an annual rate of 0.28% of the Portfolio's average net assets. There is no guarantee that this reimbursement will continue.
--------------------------------------------------------------------------------

                        FUND B AND VIP II INDEX 500 PORTFOLIO



--------------------------------------------------------------------------------
       COMPARATIVE FEE TABLE                         VIP II       SUBACCOUNT B OF
(for the year ended December 31, 1997)              INDEX 500     CONTINUING FUND
                                        FUND B      PORTFOLIO        (pro forma)
--------------------------------------------------------------------------------
 CONTRACT OWNER TRANSACTIONS EXPENSES
--------------------------------------------------------------------------------
      Maximum Sales Load Imposed      5.00% (A);
      on Purchases (as a               15.00% to
      percentage of purchase            1.00%,
      payments)                        10.00% to
                                        3.00%,
                                       6.00% to
                                        3.00%,
                                       4.00% to
                                        3.00%(B)      ---            ---
--------------------------------------------------------------------------------
      Maximum Administration Fee       $100 (A);
      (as a percentage of purchase     0.00% to
      payments, for Periodic            10.00%,
      Stipulated Payment               3.00% to
      Contracts)                        10.00%,
                                       3.00% to
                                        6.00%,
                                       3.00% to
                                        5.00%(C)      ---            ---
--------------------------------------------------------------------------------
 FUND B ANNUAL EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------
      Management Fees                    0.44%        ---            ---
--------------------------------------------------------------------------------
      Mortality Fees                     0.90%        ---           0.90%
--------------------------------------------------------------------------------
      Expense Risk Fees                  0.10%        ---           0.10%
--------------------------------------------------------------------------------
      Other Expenses                                  ---
--------------------------------------------------------------------------------
 Total Fund B Annual Expenses            1.44%        ---           1.00%
--------------------------------------------------------------------------------
 VIP II INDEX 500 PORTFOLIO ANNUAL EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------
      Management Fees                     ---        0.27%          0.27%
--------------------------------------------------------------------------------
      Other Expenses                      ---        0.13%          0.13%
--------------------------------------------------------------------------------
 Total VIP II Index 500 Portfolio
 Annual Expenses                          ---       0.40%(D)       0.40%(D)
--------------------------------------------------------------------------------
 TOTAL FUND B AND VIP II INDEX 500
 PORTFOLIO ANNUAL EXPENSES               1.44%      0.40%(D)       1.40%(D)
--------------------------------------------------------------------------------

 (A) Single Stipulated Payment Contract

 (B) Periodic Stipulated Payment Contract. 15.00% to 1.00% (for a Contract with a stipulated payment period of 12 or more years; 4.33% aggregate over all years for a 12-year Contract); 10.00% to 3.00% (for a Contract with a stipulated payment period of 9 to 11 years; 4.44% aggregate over all years for a 9-year Contract); 6.00% to 3.00% (for a Contract with a stipulated payment period of 6 to 8 years; 4.50% aggregate over all years for a 6-year Contract); and 4.00% to 3.00% (for a Contract with a stipulated payment period of 2 to 5 years; 4.00% aggregate over all years for a 2-year Contract).

 (C) Periodic Stipulated Payment Contract. 0.00% to 10.00% (for a Contract with a stipulated payment period of 12 or more years; 4.67% aggregate over all years for a 12-year Contract); 3.00% to 10.00% (for a Contract with a stipulated payment period of 9 to 11 years; 4.44% aggregate over all years for a 9-year Contract); 3.00% to 6.00% (for a Contract with a stipulated payment period of 6 to 8 years; 4.50% aggregate over all years for a 6-year Contract); and 3.00% to 5.00% (for a Contract with a stipulated payment period of 2 to 5 years; 5.00% aggregate over all years for a 2-year Contract).

 (D) FMR has voluntarily agreed, subject to revision or termination, to reimburse the Portfolio if and to the extent that its aggregate operating expenses, including management fees (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed an annual rate of 0.28% of the Portfolio's average net assets. There is no guarantee that this reimbursement will continue.

                        FUND C AND VIP MONEY MARKET PORTFOLIO


--------------------------------------------------------------------------------
       COMPARATIVE FEE TABLE                         VIP II       SUBACCOUNT B OF
(for the year ended December 31, 1997)              INDEX 500     CONTINUING FUND
                                        FUND B      PORTFOLIO        (pro forma)
--------------------------------------------------------------------------------
 CONTRACT OWNER TRANSACTIONS EXPENSES

      Maximum Deferred Sales Load     6.00% (B)
      (A)                             8.00% (C)     ---            ---
                                       $100 (D)
      Maximum Administration Fee         (E)        ---            ---
--------------------------------------------------------------------------------
 FUND C ANNUAL EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------
      Management Fees                   0.375%      ---            ---
--------------------------------------------------------------------------------
      Mortality Fees                    0.90%       ---           0.90%
--------------------------------------------------------------------------------
      Expense Risk Fees                 0.165%      ---           0.165%
--------------------------------------------------------------------------------
      Other Expenses                     ---        ---
--------------------------------------------------------------------------------
 Total Fund C Annual Expenses           1.44%       ---           1.065%
--------------------------------------------------------------------------------
 VIP MONEY MARKET PORTFOLIO ANNUAL EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------
      Management Fees                    ---       0.21%          0.21%

--------------------------------------------------------------------------------
      Other Expenses                     ---       0.10%          0.10%
--------------------------------------------------------------------------------
 Total VIP Money Market Portfolio
 Annual Expenses                         ---       0.31%          0.31%
--------------------------------------------------------------------------------
 TOTAL FUND C AND VIP MONEY MARKET
 PORTFOLIO ANNUAL EXPENSES              1.44%      0.31%          1.375%
--------------------------------------------------------------------------------

 (A) Expressed as a percentage of the lesser of: (1) the Cash Value of the part of the Contract surrendered, or (2) the Stipulated Payments made during the immediately preceding 72 months represented by the part of the Contract surrendered (or the Stipulated Payment in the case of a Single Stipulated Payment Contract).

 (B) Single Stipulated Payment Contract. For total redemptions, percentage decreases each Contract Year after the second until reaching zero for Contract Year 5 and thereafter; for partial redemptions, percentage decreases to 4.00% for Contract Year 3 and thereafter.

 (C) Periodic Stipulated Payment Contract. For total redemptions, percentage decreases each Contract Year after the third until reaching zero for Contract Year 7 and thereafter; for partial redemptions, percentage decreases to 4.00% for Contract Year 5 and thereafter.

 (D) Single Stipulated Payment Contract.

 (E) Periodic Stipulated Payment Contract. $20 per Contract Year plus $1 per Stipulated Payment ($.50 if by bank draft or by employer or military preauthorized automatic deduction).

EXAMPLE

A. You would pay the following expenses (based on expenses for the year ended December 31, 1997) on a $1,000 investment in your Contract, assuming a 5% annual return on assets, if you surrender your Contract at the end of the applicable time period. The first row of figures is for Single Stipulated Payment Contracts, and the second row of figures is for Periodic Stipulated Payment
Contracts:


--------------------------------------------------------------------------------
                                         Subaccount A of the Continuing Fund
       Fund A (actual)                             (pro forma)
--------------------------------------------------------------------------------
                            10
 1 year  3 years  5 years  years        1 year    3 years 5 years    10 years
--------------------------------------------------------------------------------
  $103     $131     $162    $247         $13        $40     $70        $154
--------------------------------------------------------------------------------
  $103     $131     $162    $247         $13        $40     $70        $154
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      Subaccount B of the Continuing Fund
          Fund B (actual)                            (pro forma)
--------------------------------------------------------------------------------
                            10
 1 year  3 years  5 years  years        1 year    3 years 5 years    10 years
--------------------------------------------------------------------------------
  $162     $189     $217    $297         $13        $40     $70        $154
--------------------------------------------------------------------------------
  $162     $189     $217    $297         $13        $40     $70        $154
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Subaccount C of the Continuing Fund
          Fund C (actual)                             (pro forma)
--------------------------------------------------------------------------------
                             10
 1 year  3 years  5 years  years        1 year    3 years 5 years    10 years
--------------------------------------------------------------------------------
  $173     $181     $171    $255         $14        $43     $75        $164
--------------------------------------------------------------------------------
  $116     $186     $217    $359         $14        $43     $75        $164
--------------------------------------------------------------------------------



B. You would pay the following expenses (based on expenses for the year ended December 31, 1997) on a $1,000 investment in your Contract, assuming a 5% annual return on assets, if you do not surrender your Contract at the end of the applicable time period:


--------------------------------------------------------------------------------
                                         Subaccount A of the Continuing Fund
          Fund A (actual)                            (pro forma)
--------------------------------------------------------------------------------
                            10
 1 year  3 years 5 years   years        1 year   3 years  5 years    10 years
--------------------------------------------------------------------------------
  $103     $131    $162     $247         $13       $40      $70        $154
--------------------------------------------------------------------------------
  $103     $131    $162     $247         $13       $40      $70        $154
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         Subaccount B of the Continuing Fund
          Fund B (actual)                           (pro forma)
--------------------------------------------------------------------------------
                            10
 1 year  3 years  5 years  years        1 year    3 years 5 years    10 years
--------------------------------------------------------------------------------
  $162     $189     $217    $297         $13        $40     $70        $154
--------------------------------------------------------------------------------
  $162     $189     $217    $297         $13        $40     $70        $154
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       Subaccount C of the Continuing Fund
          Fund C (actual)                             (pro forma)
--------------------------------------------------------------------------------
                            10
 1 year  3 years 5 years   years        1 year   3 years  5 years    10 years
--------------------------------------------------------------------------------
  $113     $141    $171     $255         $14       $43      $75        $164
--------------------------------------------------------------------------------
   $36     $106    $177     $359         $14       $43      $75        $164
--------------------------------------------------------------------------------


                      THESE EXAMPLES SHOULD NOT BE CONSIDERED A
                  REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE ACTUAL FUTURE EXPENSES PAID MAY BE GREATER OR LESS
                                  THAN THOSE SHOWN.

REASONS FOR THE TRANSACTIONS

     A combination of circumstances led the Board of Managers of each Fund to propose the Reorganization. First, the asset base of the Funds will not increase substantially in the foreseeable future because no new Contracts are being sold (although continuing payments are accepted on existing Contracts). Second, the portfolio manager primarily responsible for making investment management decisions for the Funds has indicated a desire to discontinue serving in this capacity. Third, since the Funds are separate entities, administration costs for the Funds cannot benefit from economies of scale. Based on these circumstances, the Board of Managers of each of the Funds decided to reevaluate how each Fund should be managed. The respective Boards of Managers determined that, rather than continuing to operate each Fund as an actively managed portfolio, it would be more effective to restructure the Funds into a single unit investment trust containing subaccounts that invest in actively or passively managed investment portfolios. If the Reorganization is approved by Fund Voters in each Fund, each Subaccount of the Continuing Fund will invest its assets indirectly in securities through a Portfolio rather than directly in securities, as each Fund currently does.

     The Reorganization should benefit Contract Owners by enabling them to participate in investment portfolios with a substantially larger asset base than that currently held by each of the Funds. As of December 31, 1997, the net assets in Fund A, Fund B, and Fund C were $12,294,889, $1,805,178, and $1,921,099, respectively; while the net assets of the VIP II Index 500 Portfolio and the VIP Money Market Portfolio as of that date were $2,098,041,775 and $1,020,794,102, respectively. The Board of Managers of each Fund anticipates that the larger asset base available through investments in the

Portfolios will increase investment opportunities for and broaden diversification of the funding medium for the Contracts.

     The larger asset base would be especially advantageous with respect to Fund
C. The amount of assets that Fund C may invest in the securities of any one issuer is restricted by Fund C's fundamental investment restrictions and the regulations of the Securities and Exchange Commission and the Internal Revenue Service. Under the most restrictive of these provisions, Fund C generally may not invest more than 5% of its assets in the securities of any issuer, except that it may invest up to 55% of its assets in securities issued or guaranteed as to principal by the United States government. As of December 31, 1997, Fund C's total assets were $1,921,249, and the maximum amount that Fund C was permitted to invest in commercial paper of any one issuer was approximately $96,062. Due to market conditions, it is more difficult to purchase an issue of commercial paper in an amount less than $100,000. It is possible that the shrinking pool of commercial paper investments available to Fund C due to its size may impair the future investment performance of Fund C.

     Various practical difficulties make it infeasible to use any of the Funds, as they are currently structured, as the funding vehicle for insurance products other than variable annuity contracts issued by The Franklin. The Portfolios, however, currently are and will continue to be used for variable annuity contracts and variable life insurance policies issued by numerous insurance companies not affiliated with The Franklin. Therefore, more assets currently are available to be invested in the Portfolios than are available to be invested in the current Funds alone. The Franklin and the Board of Managers of each Fund believe that this will result in economies of scale (particularly in view of the declining assets of the Funds under the current circumstances in which no new Contracts are being sold).

     In addition, Contract Owners will benefit from the breadth and depth of investment advisory expertise available to the VIP Money Market Portfolio and the VIP II Index 500 Portfolio. This is particularly true for the VIP Money Market Portfolio, which is an actively managed portfolio for which Fidelity Investments Money Management, Inc. ("FIMM") serves as investment sub-adviser. FIMM has primary responsibility for managing the VIP Money Market Portfolio's investments. For the VIP II Index 500 Portfolio, Bankers Trust Company serves as investment sub-adviser. Bankers Trust Company uses an indexing technique to try to structure the Portfolio similarly to the structure of the S&P 500 and seeks to achieve a 98% or better correlation between the Portfolio's total return and the total return of the S&P 500. FMR monitors the correlation between the performance of the VIP II Index 500 Portfolio and the S&P 500 on a monthly basis.

     As managers of portfolios significantly larger than each Fund, FMR, FIMM, or Bankers Trust Company may be able to expend larger resources cost-effectively to attain higher performance for the Portfolios although there is no guarantee that higher performance will be achieved. The Boards of Managers of the respective Funds also considered the favorable investment performance of the VIP II Index 500 Portfolio and the VIP Money Market Portfolio compared to the investment performance of the respective Funds over the past several years.
See, "Comparative Performance," below.

     The VIP Money Market Portfolio was chosen as the investment vehicle for Fund C Contract Owners' interests because the Portfolio and Fund C's investment objectives and policies are reasonably consistent with each other. The VIP II Index 500 Portfolio was selected as the investment vehicle for interests of Contract Owners of Fund A and Fund B because the VIP II Index 500 Portfolio has somewhat similar investment objectives and policies to Fund A and Fund B, and because it is the respective Boards of Managers' belief that shareholders find S&P 500 index funds attractive since these funds are designed for investors who want to pursue growth of capital and current income through a portfolio of securities that broadly represents the U.S. stock market, as measured by the S&P 500. In addition, index funds generally have lower portfolio transaction costs (brokerage and other trading costs), and a lower expense ratio (including advisory fees, distribution charges and operating expenses), than actively managed funds.

     Using the Portfolios as the investment vehicles for the Continuing Fund would facilitate the addition of new investment options, if the Board of Directors of The Franklin should choose to do so in the future. Although the Board of Directors does not intend to pursue this avenue at this time, it would be administratively simpler and less costly to add (and maintain) new investment options in the form of new unmanaged subaccounts of the Continuing Fund investing in additional portfolios of VIP or VIP II, or portfolios of other mutual funds, than to add new investment options in the form of new managed funds (structured as management investment companies).

     In summary, The Franklin and the Board of Managers of each Fund expect the Reorganization to result in increased investment opportunities, economies and efficiencies which will benefit Contract Owners.

     Shares of the Portfolios are sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts. Shares of the Portfolios are also sold to separate accounts of insurance companies that are not affiliated with The Franklin or each other. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners and owners of variable life insurance contracts, or between the interests of Contract Owners and owners of contracts whose values are allocated to one or more other insurance company separate accounts investing in any one of the Portfolios. In the event of any such material conflict, The Franklin will consider what action may be appropriate, including removing a Portfolio from the Continuing Fund or replacing a Portfolio with another portfolio.

     The Franklin and the Board of Managers of each Fund believe that the interests of Contract Owners immediately following the Reorganization will not materially differ from their interests immediately prior to the Reorganization. Contract Owners will still have an interest in a diverse portfolio of investments with respect to each Subaccount of the Continuing Fund. The value of Contract Owners' interests will not be changed by the Reorganization. In the opinion of The Franklin, the Reorganization will not have any direct or indirect adverse tax consequences for Contract Owners. Furthermore, the overall level of fees and expenses borne, directly or indirectly, by each Fund's Contract Owners should be lower immediately after the Reorganization than immediately before the Reorganization.

ACTUAL AND PRO FORMA CAPITALIZATION

     The following tables show the actual capitalization of the Funds, the VIP II Index 500 Portfolio, and the VIP Money Market Portfolio on December 31, 1997, as well as the pro forma capitalization of the Subaccounts, the VIP II Index 500 Portfolio and the VIP Money Market Portfolio on that date after giving effect to the Reorganization:


       CAPITALIZATION
    (as of December 31,         FUND A          FUND B          FUND C          SUBACCOUNT A      SUBACCOUNT B       SUBACCOUNT C
          1997)(9)             (actual)        (actual)        (actual)         (pro forma)       (pro forma)        (pro forma)
 Net Assets                 $12,294,889     $1,805,178      $1,921,099       $12,294,889       $1,805,178         $1,921,099
 Net Asset Value            $98.429         $110.589        $23.733          $114.40           $114.40            $1.00
 Units or Shares
  Outstanding               124,714         16,323          80,944           107,473           15,780             1,921,099


                                  VIP II INDEX 500        VIP II INDEX 500         VIP MONEY MARKET           VIP MONEY MARKET
        CAPITALIZATION               PORTFOLIO               PORTFOLIO                 PORTFOLIO                 PORTFOLIO
   (as of December 31, 1997)          (actual)              (pro forma)                (actual)                 (pro forma)
 Net Assets                    $2,098,041,775         $2,112,141,842           $1,020,794,102            $1,022,715,201
 Net Asset Value               $114.40                $114.40                  $1.00                     $1.00
 Units or Shares
 Outstanding                   18,340,322             18,463,575               1,020,837,796             1,022,758,895


COMPARATIVE PERFORMANCE

     The following tables show the actual and pro forma historic performance of the Funds, for periods ended December 31, 1997, using various measures appropriate for the Portfolio in which each Subaccount of the Continuing Fund will solely invest if the Reorganization is approved. The pro forma performance figures (shown in the right column) are derived from the actual performance of each of the Portfolios as adjusted to reflect the mortality and expense risk fees of the Continuing Fund, but do not reflect sales charges, surrender or deferred sales loads and administration fees under the Contracts since these charges and fees would not be imposed on the Continuing Fund. In other words, the pro forma performance figures show how the Reorganization might have affected historic performance if it had been consummated at an earlier time. Although past performance is no guarantee of future results, Fund Voters may wish to compare this pro forma performance of the Continuing Fund with the actual performance of the Funds (shown in the left column of performance figures)(10)




--------------------------
(9) Net assets of Fund A include annuity reserves, therefore the number of units outstanding multiplied by the net asset value does not equal the net assets. For the other Funds and Subaccounts, the number of units or shares outstanding multiplied by the net asset value does not equal the net assets due to rounding.

(10) Average annual total return for Funds A and B was impacted by the necessity of holding an amount of assets in cash in order to handle redemptions, and by the inability of these Funds to reinvest dividends and capital gains in the stock market due to these Funds' cash outflow.


                                                             SUBACCOUNT OF
                                               FUND          CONTINUING FUND
                                             (actual)          (pro forma)
 YIELD AND EFFECTIVE YIELD
 (for periods ended December 31, 1997)

 FUND C
 Yield (7-day period)                          3.93%              4.50%
 Effective Yield (7-day period)                4.00%              4.60%

 AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 1997)

 FUND A
 ------
 One Year                                     20.79%             31.68%
 Five Years                                   13.17%             17.65%
 Ten Years                                    12.25%

 FUND B
 ------
 One Year                                     27.30%             31.68%
 Five Years                                   14.70%             17.65%
 Ten Years                                    13.28%

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                       INFORMATION ON THE FUNDS, VIP AND VIP II

     The Board of Directors of The Franklin established each of the Funds as a "separate account" by resolutions pursuant to the provisions of the Illinois Insurance Code. Fund A was established on November 5, 1969, Fund B was established on April 1, 1970, and Fund C was established on July 23, 1981.
Under the provisions of the Illinois Insurance Code: (i) the income, gains and losses of each Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the respective Contracts, without regard to The Franklin's other income, gains or losses; and (ii) the assets of each Fund are not chargeable with liabilities arising out of The Franklin's other business activities. Each Fund is registered with the Securities and Exchange Commission under the 1940 Act as an open-end, diversified management investment company -- a type of separate account known as a "managed account." (Securities and Exchange Commission registration does not involve supervision of the management or the investment practices or policies of the registered investment company.) The Franklin no longer offers new Contracts through the Funds. Additional information about each Fund is contained in the Fund's prospectus (which accompanies this Proxy Statement/Prospectus as either Appendix B, C, or D and is incorporated herein by reference) and in the Fund's statement of additional information referred to in the Fund's prospectus.

     VIP was organized in the Commonwealth of Massachusetts on November 13, 1981, as a "Massachusetts business trust." VIP II was organized in the Commonwealth of Massachusetts on March 21, 1988, also as a "Massachusetts business trust." VIP and VIP II are each registered with the Securities and Exchange Commission as an open-end management investment company -- a type of company, in this case, commonly known as a "mutual fund." VIP and VIP II currently offer their shares of beneficial interest exclusively to variable annuity and variable life insurance separate accounts of insurance companies.
As "series" type of investment companies, VIP and VIP II issue distinct series of shares, each of which represents an interest in a separate diversified portfolio or "pool" of investments. Additional information is contained in the prospectus for the VIP Money Market Portfolio (which accompanies this Proxy Statement/Prospectus as Appendix E and is incorporated herein by reference), in the prospectus for the VIP II Index 500 Portfolio (which accompanies this Proxy Statement/Prospectus as Appendix F and is incorporated herein by reference), and in the statements of additional information referred to in the prospectuses.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS

     Each Fund is managed by a Board of Managers. The Franklin acts as investment manager for each Fund under an investment management agreement between each Fund and The Franklin. For a complete discussion of each Fund's investment advisory arrangements, see the respective prospectuses of the Funds which accompany this Proxy Statement/Prospectus as Appendix B, Appendix C and Appendix D.

     VIP and VIP II are each managed by a Board of Trustees. FMR serves as investment adviser for all of the portfolios currently offered by VIP and VIP
II. FIMM and Bankers Trust Company (together, the "sub-advisers") serve as sub-advisers to the VIP Money Market Portfolio and the VIP II Index 500 Portfolio, respectively. For a more complete discussion of the Portfolios' investment advisory arrangements, see the VIP Money Market Portfolio and VIP II Index 500 Portfolio prospectuses which accompany this Proxy Statement/Prospectus as Appendix E and Appendix F, respectively.

     At such time as the Reorganization takes effect, The Franklin's investment management relationship with each Fund will be ended, since the Subaccounts of the Continuing Fund will then invest only in shares of the specified Portfolios. Because each Subaccount of the Continuing Fund will invest in only one Portfolio and no direct investments in securities will be made by the Continuing Fund, the Continuing Fund will have no discretion in investment decisions and no need for investment management or advice.

     Pursuant to Management Contracts dated December 1, 1997 and January 1, 1994, respectively, FMR serves as investment adviser for the VIP II Index 500 Portfolio and the VIP Money Market Portfolio. FMR is a Massachusetts corporation which is not affiliated with The Franklin. FMR's principal business address is 82 Devonshire Street, Boston, Massachusetts 02109. FMR is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     The Portfolios' Management Contracts terminate automatically in the event of assignment or, with respect to any Portfolio, upon sixty (60) days' notice given by a Portfolio's Board of Trustees, or by FMR as the case may be, or by majority vote (as defined in the 1940 Act) of the Portfolio's shares.
Otherwise, the Management Contract will continue in force with respect to any Portfolio so long as its continuance is approved at least annually by a majority of the noninterested members of the Portfolio's

Board of Trustees, and by (i) a majority vote (as defined in the 1940 Act) of the Portfolio's shareholders or (ii) a majority of the Portfolio's Board of Trustees.

     In general, the sub-advisers perform similar investment advisory services for the Portfolios as The Franklin currently does for the Funds. Each of the sub-advisers has day-to-day responsibility for making investment decisions and placing investment orders for the Portfolio it manages. The sub-advisers are also responsible for seeing to it that purchases and sales of Portfolio investments are made in a manner consistent with the current investment objective and policies of each Portfolio. The sub-advisers are responsible for the execution of securities transactions for the Portfolios.

     The sub-advisers will use their best efforts to seek to execute portfolio transactions at prices that are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. The sub-advisers will attempt to achieve this result by selecting broker-dealers to execute Portfolio transactions on the basis of: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. The availability of research or other services or payment of Portfolio expenses may also be considered in selecting broker-dealers.

ORGANIZATION AND OPERATION OF THE PORTFOLIOS

     CHARACTERISTICS OF VIP AND VIP II'S SHARES. Shares issued by each of VIP and VIP II are each divided into separate series representing interests in separate portfolios. Each issued and outstanding share of a portfolio is entitled to participate equally in dividends and distributions from such portfolio and in the net assets of such portfolio (I.E., the assets remaining after satisfaction of outstanding liabilities) upon a liquidation or dissolution. For these purposes, and for purposes of determining the purchase and redemption prices of shares, any assets which are not clearly allocable to a particular portfolio or portfolios will be allocated in the manner determined by VIP or VIP II's Board of Trustees. Accrued liabilities which are not allocable to one or more portfolios will generally be allocated among the portfolios in proportion to their relative net assets before adjustment for such unallocated liability. In the unlikely event that any portfolio incurred liabilities in excess of its assets, the other portfolios could be liable for such excess. Similarly, and equally unlikely, each Subaccount of the Continuing Fund could perhaps be liable for claims arising out of another Subaccount's operations.

     VIP and VIP II's authorized capital consists of an unlimited number of shares of beneficial interest of no par value. Shares currently entitle their holders to one vote per share; however, separate votes will be taken by each series on matters affecting an individual series.(1) Shares have noncumulative voting rights and no preemptive or subscription rights. VIP and VIP II are not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract.

-------------------

(1) At a meeting scheduled for September 16, 1998, the Board of Trustees of VIP will ask shareholders of the VIP Money Market Portfolio to adopt an Amended and Restated Declaration of Trust which, if approved, would provide that the voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment, rather than the number of shares owned.

     DIVIDENDS, DISTRIBUTIONS, AND TAXES. Each Portfolio intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Portfolio level, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. Income and capital gains distributions are reinvested in additional shares of the Portfolio. This is done to preserve the tax-advantaged status of the variable contracts that invest in the Portfolio. VIP Money Market Portfolio may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its net asset value at $1.00. VIP Money Market Portfolio does not anticipate distributing long-term capital gains. Such distributions to The Franklin in respect of the Subaccounts of the Continuing Fund will be reinvested in additional full and fractional shares of the Portfolio to which they relate. Shares of each Portfolio which are purchased with reinvested distributions paid by such Portfolio will be held in the corresponding Subaccount of the Continuing Fund, and will be appropriately credited to the investment performance of that Subaccount for the benefit of Contract Owners.

     To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from certain categories of income, including dividends, interest, and gains from the sale or other disposition of "securities"; diversify its portfolio assets; and distribute substantially all of its earnings to shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Therefore, the investments and results of the Portfolios will not be aggregated for purposes of determining whether they meet the foregoing requirements.

     Although each Portfolio intends to operate in such a way that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of such Portfolio would be adversely affected, to the detriment of Contract Owners. This risk does not currently exist for Contract Owners, since the Funds, unlike VIP or VIP II, need not qualify as a regulated investment company. Indeed, the Funds are not treated for tax purposes as an entity separate from The Franklin, which is taxed as an insurance company under different provisions of the Internal Revenue Code (the "Code").

     VOTING OF PORTFOLIO SHARES. The current voting procedures with respect to the Funds are set forth under "General Information Regarding Proxy Solicitation," above.

     Each share of all portfolios of VIP and VIP II is currently entitled to one vote, and the votes of all portfolios are cast on an aggregate basis except on matters where the interests of the portfolios differ.(2) Where the interests of the portfolios differ, the voting is on a portfolio-by-portfolio basis.
Approval or disapproval by the shareholders in one portfolio on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another portfolio; and shareholders in a portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a portfolio-by-portfolio vote are changes in a fundamental investment policy of a particular

------------------------

(2) See prior footnote regarding a proposed change in the voting rights for the VIP Money Market Portfolio.

portfolio and approval of an investment advisory agreement.

     If the Reorganization is approved by the Fund Voters, The Franklin will offer Contract Owners the opportunity to instruct The Franklin as to how VIP and VIP II's shares allocable to their Contracts and held by The Franklin in the Continuing Fund will be voted with respect to the same kinds of matters as to which Contract Owners are currently entitled to vote. The number of shares held in each Subaccount of the Continuing Fund deemed attributable to each Contract Owner for this purpose will be determined by dividing the total value of the Contract's Accumulation Units (or, after Annuity Payments commence, the amount of Contract reserves) allocable to that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date. Fractional votes will be counted. Shares of the Portfolios in any Subaccount which are not attributable to the Contracts or for which no voting instructions are timely received by The Franklin will be voted in the same proportion as the shares for which voting instructions are timely received under the Contracts. Thus, although voting instructions will be reflected somewhat differently after the Reorganization than before, The Franklin believes that this will not result in any significant diminution of Contract Owners' voting privileges.

     Notwithstanding the foregoing, it is anticipated that the Reorganization will result in dilution of the voting influence which Contract Owners have with respect to the funding medium for their Contracts. This dilution is attributable to the fact that other separate accounts have voting interests in the Portfolios, and shares of the Portfolios which are held in separate accounts of insurance companies other than The Franklin will be voted in accordance with instructions of the owners of policies or contracts issued by such other companies.

     CERTAIN OWNERSHIP INTERESTS. As of December 31, 1997, The Franklin owned no Contract participating in the investment experience of Fund A, Fund B, or Fund C, respectively. As of December 31, 1997, no member of the Board of Managers nor any officer of any Fund owned any Contract participating in the investment experience of Fund A, Fund B, or Fund C.

SALE OF THE CONTRACTS AND PORTFOLIO SHARES

     The Contracts were sold by The Franklin's agents, who were licensed to sell variable annuities and were registered representatives of Franklin Financial Services Corporation ("Franklin Financial"). Franklin Financial is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member of the National Association of Securities Dealers, Inc. ("NASD"), and was the principal underwriter of the Funds. The Contracts are no longer being sold; however, additional Stipulated Payments will continue to be accepted in accordance with contractual provisions. The Franklin currently does not intend to issue new Contracts following the consummation of the Reorganization.

     Shares in each Portfolio are offered continuously to the separate accounts of insurance companies by Fidelity Distributors Corporation ("FDC"). FDC is registered as a broker-dealer under the 1934 Act, is a member of the NASD, and is the principal underwriter of the Portfolios. FDC accepts orders for shares at their net asset value, as no sales commission or load is charged.

DEDUCTIONS, CHARGES, FEES, AND EXPENSES

DEDUCTIONS AND CHARGES UNDER THE CONTRACTS.

     If the Reorganization is approved by the Fund Voters for each Fund, certain Fund annual expenses, such as the investment management service charge, will not be incurred directly by the Continuing Fund but, in effect, will be replaced by the Portfolios' fees and expenses. Other deductions and charges, such as the mortality and expense risk fees, will continue to apply after the Reorganization. In addition, the Contracts' sales loads, surrender or deferred sales charges, and administration fees will be discontinued. The deductions and charges that remain applicable after the Reorganization are described below.

     The Franklin offers two types of Contracts through each Fund: contracts under which annuity payments to the annuitant commence immediately ("immediate variable annuities"), and those under which annuity payments to the annuitant commence in the future ("deferred variable annuities"). Immediate variable annuities may only be purchased with a single payment to The Franklin under a Contract. Deferred variable annuities may be purchased either with periodic payments or single payments to The Franklin under a Contract.

CONTRACTS ISSUED THROUGH FUND A. The Contracts offered through Fund A ("Fund A Contracts") were sold for use in connection with certain qualified plans and trusts accorded special tax treatment or as individual retirement annuities under the Internal Revenue Code (the "Code") as follows:

     (1) in connection with qualified employee pension and profit-sharing trusts described in Section 401(a) and tax-exempt under Section 501(a) of the Code, and qualified annuity plans described in Section 403(a) of the Code;

     (2) in connection with qualified pension, profit-sharing and annuity plans established by self-employed persons;

     (3) in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code; or

     (4) as Individual Retirement Annuities described in Section 408(b) of the Code, including Simplified Employee Pensions described in Section 408(k) of the Code.

CONTRACTS ISSUED THROUGH FUND B. The Contracts offered through Fund B ("Fund B Contracts") are designed primarily to assist in retirement planning for individuals. Fund B Contracts are NOT designed for use in connection with employer-related plans or qualified plans and trusts accorded special tax treatment under the Code.

CONTRACTS ISSUED THROUGH FUND C. The Contracts offered through Fund C ("Fund C Contracts") are designed primarily to assist in retirement planning for individuals. Fund C Contracts may be sold for use as individual retirement annuities or in connection with trusts and retirement or deferred compensation plans which may or may not qualify for favorable tax treatment under the Code. Tax-Qualified Fund C Contracts were sold for use in the same markets that are available under Fund A Contracts.

     PREMIUM TAXES. At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business and in which it has offered Fund A Contracts, Fund B Contracts, and Fund C Contracts.

     MORTALITY AND EXPENSE RISK FEES. The Franklin assumes the risk that annuity payments will continue for a longer period than anticipated because the annuitant lives longer than expected, and also assumes the risk that the administration deduction may be insufficient to cover the actual administration expenses under the Contracts. For assuming these risks, The Franklin imposes a daily charge against the value of the accumulation unit and the annuity unit. For Fund A Contracts and Fund B Contracts, these charges are at the combined annual rate of 1.002% (.002745% on a daily basis), of which .900% is for annuity rate and mortality assurances and .102% is for expense assurances. The Franklin will not increase these charges regardless of the actual mortality and expense experience. For assuming the mortality and expense risks under Fund C Contracts, The Franklin imposes a daily charge against the value of the accumulation unit and the annuity unit at the current combined annual rate of 1.065% (.002918% on a daily basis), of which .900% is for annuity rate and mortality assurances and .165% is for expense assurances. The Franklin may increase the expense charge under Fund C Contracts at any time up to a maximum of .850%.

FEES AND EXPENSES OF THE PORTFOLIOS

     MANAGEMENT FEE. Just as each Fund (prior to the Reorganization) is responsible for payment of an investment management service charge, each Portfolio is responsible for payment of a management fee and VIP II Index 500 Portfolio also is responsible for payment of a sub-advisory fee. See discussion above under "Comparison of Fees and Expenses."

     OTHER EXPENSES OF THE PORTFOLIOS. The Portfolios also make payments to Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") for transfer agency, dividend disbursing and shareholder servicing functions, and to Fidelity Service Company, Inc. ("FSC") for certain accounting services. For the fiscal year ended December 31, 1997, these payments, stated as an annual percentage of the Portfolio's average net assets, were 0.07% to FIIOC, and 0.04% to FSC for the VIP II Index 500 Portfolio; and 0.07% to FIIOC and 0.01% to FSC for the VIP Money Market Portfolio. FMR has voluntarily agreed to reimburse a portion of the VIP II Index 500 Portfolio's operating expenses. See discussion above under "Comparison of Fees and Expenses."

SUPPLEMENTARY FINANCIAL INFORMATION

     FINANCIAL HIGHLIGHTS FOR THE FUNDS. As a supplement to the ten fiscal years of condensed financial information for each Fund contained in the respective Fund's prospectus (accompanying this Proxy Statement/Prospectus as Appendices B, C, and D), the following corresponding data are presented for the year ended December 31, 1997:

SELECTED DATA PER ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD (for the year ended December 31, 1997)


                                                               Fund A    Fund B    Fund C
                                                               ------    ------    ------
PER ACCUMULATION UNIT DATA:
Investment income ($)                                            1.910     2.025     1.204
Expenses ($)                                                     1.312     1.447      .337
Net investment income ($)                                         .598      .578      .867
Net realized and unrealized gain on investments ($)             16.346    23.136        --
Net increase in accumulation unit value ($)                     16.944    23.714      .867
Accumulation unit value at beginning of period ($)              81.485    86.875    22.866
Accumulation unit value at end of period ($)                    98.429   110.589    23.733
RATIOS:
Ratio of expenses to average net assets (%)                      1.44      1.44      1.44
Ratio of net investment income to average net assets (%)          .66       .58      3.73
Portfolio turnover rate (%)                                       .70       .67        --
Number of accumulation units outstanding at end of period       124,714    16,323    80,944


     FINANCIAL HIGHLIGHTS FOR THE PORTFOLIOS. The following data are presented for the year ended December 31, 1997 and correspond to the complete fiscal years of financial highlights for each of the VIP Money Market Portfolio and the VIP II Index 500 Portfolio contained in the Portfolios' prospectuses (accompanying this Proxy Statement/Prospectus as Appendix E and Appendix F):

VIP AND VIP II
SELECTED DATA PER SHARE OUTSTANDING THROUGHOUT THE PERIOD
(for the year ended December 31, 1997)

                                                 VIP II INDEX      VIP MONEY
                                                 500 PORTFOLIO  MARKET PORTFOLIO
                                                 -------------  ----------------
PER SHARE DATA
Net asset value, beginning of period ($)            89.05             1.000
Income from investment operations:
  Net investment income ($)                          1.80a             .053
  Net realized and unrealized gain on investment
    transactions ($)                                26.67              --


                                          33

Total from investment operations ($)                28.47              .053
Less distributions from:
  Net investment income                             (1.03)            (.053)
  Net realized gains on investment transactions     (2.09)             --
Total distributions                                 (3.12)            (.053)
Net asset value, end of period ($)                 114.40              1.00
TOTAL RETURN (%)                                    32.83b             5.51d
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)             2,098,042         1,020,794
Ratio of operating expenses, to average net
  assets (%)                                          .28c              .31
Ratio of net investment income to average net
  assets (%)                                         1.74              5.32
Portfolio turnover rate (%)                          9                 --

a - Net investment income per share has been calculated based on average shares outstanding during the period.

b - Total return does not reflect charges attributable to insurance company separate accounts. Inclusion of these charges would reduce the total return shown. Total return would have been lower had certain expenses not been reduced during the period shown.

c - FMR agreed to reimburse a portion of the Portfolio's expenses during the period. Without this reimbursement, the Portfolio's expense ratio would have been higher.

d - Total return would have been lower had certain expenses not been reduced during the period shown.


                      AVAILABILITY OF CERTAIN OTHER INFORMATION

     The Funds, VIP and VIP II are subject to various reporting and filing requirements pursuant to statutes administered by the Securities and Exchange Commission. The balance of this registration statement, of which this Proxy Statement/Prospectus forms a part, as well as reports, proxy statements, and other information filed with the Securities and Exchange Commission by the Funds, VIP or VIP II, can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at: 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

THE BOARD OF MANAGERS OF EACH OF THE FUNDS RECOMMENDS A VOTE FOR THE REORGANIZATION.

                                    OTHER MATTERS

     The Board of Managers of each Fund knows of no other matters which are likely to be brought before the Special Meetings. In the event any other matters do properly come before the Special Meetings, however, the persons named in the enclosed proxy will vote the proxies in accordance with their best judgment.

                               PROXY OF CONTRACT OWNER

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A

          PROXY SOLICITED BY THE BOARD OF MANAGERS FOR A SPECIAL MEETING OF
              CONTRACT OWNERS OF FRANKLIN LIFE VARIABLE ANNUITY FUND A
                          TO BE HELD ON SEPTEMBER 21, 1998.


[Contract Owner]                             Proxy Number:  ____________________
[Address]
[City, State, Zip Code]                      Contract Number:  _________________

                                                          Units:  ______________


     The undersigned Contract Owner of Franklin Life Variable Annuity Fund A (the "Fund"), having received Notice of the Special Meeting of Contract Owners of the Fund and the Proxy Statement/Prospectus accompanying such Notice, each dated ________________, hereby constitutes and appoints Robert
G. Spencer and Elizabeth E. Arthur, and each of them, true and lawful attorneys or attorney of the undersigned, with power of substitution, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the Special Meeting of Contract Owners of the Fund to be held on September 21, 1998 at ____ a.m., Central Standard Time, at The Franklin Life Insurance Company's home office at #1 Franklin Square, Springfield, Illinois 62713, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

     All previous proxies given with respect to all votes entitled to be cast by the undersigned at the Special Meeting are hereby revoked. THE PROXIES WILL VOTE IN THE MANNER DIRECTED HEREIN, OR, IF NO DIRECTION HAS BEEN INDICATED, FOR EACH PROPOSAL. The Board of Managers of the Fund recommends that this proxy be marked FOR each proposal. This proxy may be revoked at any time prior to the Special Meeting by executing a subsequent proxy, or by notifying the Secretary of the Fund in writing, or by voting in person at the Special Meeting.

     Please mark, sign, date, and return all proxy forms promptly in the enclosed envelope. Please sign exactly as your name appears on this form. To vote on the proposal, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows: /X/

THE PROXY FORM MUST BE SIGNED AND DATED FOR YOUR VOTE TO BE COUNTED.

--------------------------------------------------------------------------------
                                                         For   Against   Abstain
--------------------------------------------------------------------------------
1.   Proposal to approve an Agreement and Plan of        / /     / /       / /
     Reorganization and related transactions
     whereby Franklin Life Variable Annuity Fund A,
     presently a management investment company, will
     be renamed and restructured as a single unit
     investment trust comprising three investment
     divisions and will be combined with Franklin Life
     Variable Annuity Fund B and Franklin Life Money
     Market Variable Annuity Fund C, and each
     investment division will invest exclusively in
     shares of a specified portfolio of Fidelity's
     Variable Insurance Products Fund or Fidelity's
     Variable Insurance Products Fund II.
--------------------------------------------------------------------------------

Signature:                              Signature:
          -------------------------               ------------------------------

Dated:
      -------------------

                               PROXY OF CONTRACT OWNER

                        FRANKLIN LIFE VARIABLE ANNUITY FUND B

          PROXY SOLICITED BY THE BOARD OF MANAGERS FOR A SPECIAL MEETING OF
              CONTRACT OWNERS OF FRANKLIN LIFE VARIABLE ANNUITY FUND B
                          TO BE HELD ON SEPTEMBER 21, 1998.


[Contract Owner]                             Proxy Number:  ____________________
[Address]
[City, State, Zip Code]                      Contract Number:  _________________

                                                          Units:  ______________


     The undersigned Contract Owner of Franklin Life Variable Annuity Fund B (the "Fund"), having received Notice of the Special Meeting of Contract Owners of the Fund and the Proxy Statement/Prospectus accompanying such Notice, each dated ________________, hereby constitutes and appoints Robert G. Spencer and Elizabeth E. Arthur, and each of them, true and lawful attorneys or attorney of the undersigned, with power of substitution, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the Special Meeting of Contract Owners of the Fund to be held on September 21, 1998 at ____ a.m., Central Standard Time, at The Franklin Life Insurance Company's home office at #1 Franklin Square, Springfield, Illinois 62713, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

     All previous proxies given with respect to all votes entitled to be cast by the undersigned at the Special Meeting are hereby revoked. THE PROXIES WILL VOTE IN THE MANNER DIRECTED HEREIN, OR, IF NO DIRECTION HAS BEEN INDICATED, FOR EACH PROPOSAL. The Board of Managers of the Fund recommends that this proxy be marked FOR each proposal. This proxy may be revoked at any time prior to the Special Meeting by executing a subsequent proxy, or by notifying the Secretary of the Fund in writing, or by voting in person at the Special Meeting.

     Please mark, sign, date, and return all proxy forms promptly in the enclosed envelope. Please sign exactly as your name appears on this form. To vote on the proposal, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows: /X/

THE PROXY FORM MUST BE SIGNED AND DATED FOR YOUR VOTE TO BE COUNTED.

--------------------------------------------------------------------------------
                                                         For   Against   Abstain
--------------------------------------------------------------------------------
1.   Proposal to approve an Agreement and Plan of        / /     / /       / /
     Reorganization and related transactions
     whereby Franklin Life Variable Annuity Fund A,
     presently a management investment company, will
     be renamed and restructured as a single unit
     investment trust comprising three investment
     divisions and will be combined with Franklin Life
     Variable Annuity Fund B and Franklin Life Money
     Market Variable Annuity Fund C, and each
     investment division will invest exclusively in
     shares of a specified portfolio of Fidelity's
     Variable Insurance Products Fund or Fidelity's
     Variable Insurance Products Fund II.
--------------------------------------------------------------------------------

Signature:                              Signature:
          -------------------------               ------------------------------

Dated:
      -------------------

                               PROXY OF CONTRACT OWNER

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C

          PROXY SOLICITED BY THE BOARD OF MANAGERS FOR A SPECIAL MEETING OF
         CONTRACT OWNERS OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                          TO BE HELD ON SEPTEMBER 21, 1998.

[Contract Owner]                             Proxy Number:  ____________________
[Address]
[City, State, Zip Code]                      Contract Number:  _________________

                                                          Units:  ______________


     The undersigned Contract Owner of Franklin Life Money Market Variable Annuity Fund C (the "Fund"), having received Notice of the Special Meeting of Contract Owners of the Fund and the Proxy Statement/Prospectus accompanying such Notice, each dated ________________, hereby constitutes and appoints Robert G. Spencer and Elizabeth E. Arthur, and each of them, true and lawful attorneys or attorney of the undersigned, with power of substitution, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the Special Meeting of Contract Owners of the Fund to be held on September 21, 1998 at ____ a.m., Central Standard Time, at The Franklin Life Insurance Company's home office at #1 Franklin Square, Springfield, Illinois 62713, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

     All previous proxies given with respect to all votes entitled to be cast by the undersigned at the Special Meeting are hereby revoked. THE PROXIES WILL VOTE IN THE MANNER DIRECTED HEREIN, OR, IF NO DIRECTION HAS BEEN INDICATED, FOR EACH PROPOSAL. The Board of Managers of the Fund recommends that this proxy be marked FOR each proposal. This proxy may be revoked at any time prior to the Special Meeting by executing a subsequent proxy, or by notifying the Secretary of the Fund in writing, or by voting in person at the Special Meeting.

     Please mark, sign, date, and return all proxy forms promptly in the enclosed envelope. Please sign exactly as your name appears on this form. To vote on the proposal, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows: /X/

THE PROXY FORM MUST BE SIGNED AND DATED FOR YOUR VOTE TO BE COUNTED.

--------------------------------------------------------------------------------
                                                         For   Against   Abstain
--------------------------------------------------------------------------------
1.   Proposal to approve an Agreement and Plan of        / /     / /       / /
     Reorganization and related transactions
     whereby Franklin Life Variable Annuity Fund A,
     presently a management investment company, will
     be renamed and restructured as a single unit
     investment trust comprising three investment
     divisions and will be combined with Franklin Life
     Variable Annuity Fund B and Franklin Life Money
     Market Variable Annuity Fund C, and each
     investment division will invest exclusively in
     shares of a specified portfolio of Fidelity's
     Variable Insurance Products Fund or Fidelity's
     Variable Insurance Products Fund II.
--------------------------------------------------------------------------------

Signature:                              Signature:
          -------------------------               ------------------------------

Dated:
      -------------------

                                      APPENDIX A

                         AGREEMENT AND PLAN OF REORGANIZATION

                         AGREEMENT AND PLAN OF REORGANIZATION
                                         FOR
                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                                         OF
                         THE FRANKLIN LIFE INSURANCE COMPANY

          This Agreement and Plan of Reorganization (the "Agreement"), is entered into as of the 27th day of May, 1998, by and among The Franklin Life Insurance Company ("The Franklin"), a stock life insurance company organized and existing under the laws of the State of Illinois, Franklin Life Variable Annuity Fund A ("Fund A"), Franklin Life Variable Annuity Fund B ("Fund B"), and Franklin Life Money Market Variable Annuity Fund C ("Fund C").

          WHEREAS, each of Fund A, Fund B, and Fund C (collectively, the "Funds") is a managed separate account established and existing under the insurance laws of the State of Illinois, is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is the funding vehicle for certain variable annuity contracts issued by The Franklin (the "Contracts"); and

          WHEREAS, Fund A and Fund B each invest primarily in common stocks to achieve the investment objective of long-term appreciation of capital through investment appreciation and the retention and reinvestment of income, and Fund C invests in short-term money market securities to achieve the investment objective of long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity; and

          WHEREAS, each of Variable Insurance Products Fund ("VIP") and Variable Insurance Products Fund II ("VIP II") is a business trust organized and existing under the laws of the Commonwealth of Massachusetts, is a series-type mutual fund that currently comprises several investment portfolios (each, a "Portfolio") including the Money Market Portfolio for VIP and the Index 500 Portfolio for VIP II, and is registered with the Commission as an open-end management investment company under the 1940 Act; and

          WHEREAS, the Index 500 Portfolio normally invests at least 80% of its assets in equity securities of companies that compose the Standard & Poor's 500 Index-Registered Trademark- ("S&P 500") to achieve its investment objective of matching the total return of the S&P 500 while keeping expenses low; and the Money Market Portfolio invests in high-quality, short-term money market securities to achieve its investment objective of obtaining as high a level of current income as is consistent with preserving capital and providing liquidity; and

          WHEREAS, VIP and VIP II do and, to the extent permitted by the 1940 Act, may continue to serve as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies that are not affiliated with The Franklin; and

          WHEREAS the Boards of Managers of each Fund has considered and approved the actions contemplated by this Agreement and has authorized that Fund to enter into this Agreement; and

          WHEREAS, the Board of Directors of The Franklin has considered and approved the actions contemplated by this Agreement and has authorized The Franklin to enter into this Agreement;

          NOW THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

                               ARTICLE I:  CLOSING DATE

          SECTION 1.01. The reorganization contemplated by this Agreement shall be effective on such date as may be mutually agreed upon in writing by all parties to this Agreement (the "Closing Date"). The time on the Closing Date as of which the reorganization is consummated is referred to hereinafter as the "Effective Time."

          SECTION 1.02. The parties agree to use their best efforts to obtain all regulatory approvals and approvals of persons entitled to vote with respect to each Fund ("Fund Voters"), and to perform all other acts necessary or desirable to complete the reorganization as of the Closing Date.


                              ARTICLE II:  TRANSACTIONS

          SECTION 2.01. Prior to the Effective Time, Fund A will be renamed as "Franklin Life Variable Annuity Fund" or such other name specified by the Board of Managers of Fund A (hereafter, the "Continuing Fund"), and will be reorganized into a single unit investment trust separate account comprising three investment divisions ("Subaccount A," "Subaccount B," and "Subaccount C").

          SECTION 2.02. Prior to the Effective Time: (1) all of the assets (including securities and other investments held or in transit, receivables for sold investments, dividends, interest receivables and any other assets) of Fund A will be converted into cash and transferred to Subaccount A of the Continuing Fund; (2) all of the assets (including securities and other investments held or in transit, receivables for sold investments, dividends, interest receivables and any other assets) of Fund B will be converted into cash and transferred to Subaccount B of the Continuing Fund; and (3) all of the assets (including securities and other investments held or in transit, receivables for sold investments, dividends, interest receivables and any other assets) of Fund C will be converted into cash and transferred to Subaccount C of the Continuing Fund.

          SECTION 2.03. As of the Effective Time, The Franklin, on behalf of the Continuing Fund, will transfer all cash (except for a minimal amount needed to keep bank accounts open) of: (1) Subaccount A to VIP II's Index 500 Portfolio; (2) Subaccount B to VIP II's Index 500 Portfolio; and (3) Subaccount C to VIP's Money Market Portfolio.

          SECTION 2.04. In return for the cash received on behalf of Subaccount A and Subaccount B of the Continuing Fund, The Franklin will receive from VIP II, on behalf of each such Subaccount, shares in the series corresponding to the Index 500 Portfolio. In return for the cash received on behalf of Subaccount C, The Franklin will receive from VIP, on behalf of such Subaccount, shares in the series corresponding to the Money Market Portfolio. The number of shares in each series of VIP or VIP II to be received shall be determined by dividing (1) the amount of cash transferred on behalf of each Subaccount of the Continuing Fund, by (2) the per share value of the corresponding series of VIP or VIP II's shares (computed in the manner set forth in the currently effective registration statement for VIP and VIP II) as of the Closing Date or such other date required by law.

          SECTION 2.05. As of the Effective Time, The Franklin shall cause the shares of VIP or VIP II it receives pursuant to Section 2.04 of this Agreement to be duly and validly recorded and held on its records as assets of the Continuing Fund, such that the interest of each owner of a Contract ("Contract Owner") in each Subaccount of the Continuing Fund after the Closing Date will then be equivalent in value to that Contract Owner's former interest in each Fund. The Franklin shall take all action necessary to ensure that such interests in the Continuing Fund, immediately following the Effective Time, are duly and validly recorded on the Contract Owner's individual account records.

          SECTION 2.06. VIP and VIP II's shares to be issued hereunder may, upon instructions from The Franklin, be issued in open account form by book entry without the issuance of certificates or may be represented by certificates.

          SECTION 2.07. If, at any time after the Closing Date, the Continuing Fund or The Franklin shall determine that any further action is necessary or desirable to complete the reorganization contemplated by this Agreement, the appropriate entity or entities shall take all such actions which are considered reasonable and necessary to complete the reorganization.

          SECTION 2.08. Following the Closing Date: (1) The Franklin will not provide investment advisory services to the Continuing Fund and, therefore, will not charge the Continuing Fund for investment advisory services; (2) The Franklin will waive the subsequent imposition and receipt of all sales loads, surrender or deferred sales charges, and administration fees specified in each of the Contracts; and (3) The Franklin will charge the Continuing Fund for mortality and expense risks assumed by The Franklin and for any premium taxes with respect to the Contracts.

                       ARTICLE III:  WARRANTIES AND CONDITIONS

          SECTION 3.01. The Franklin and the Funds, as appropriate, make the following representations and warranties, which shall survive the Closing Date and bind their respective successors and assigns (I.E., the Continuing Fund):

          (a) The Franklin and the Funds are validly organized and established, and in good standing under the laws of the State of Illinois, and are fully empowered and qualified to carry out their business in all jurisdictions where they do so, including to enter into this Agreement and to effect the reorganization contemplated hereby (provided that all necessary approvals referred to in Section 3.02 of this Agreement are obtained).

          (b) Each Fund is duly registered and in good standing as an investment company under the 1940 Act.

          (c) The Contracts are validly issued and non-assessable, and all of the Contracts issued through each Fund have been offered and sold in material compliance with applicable requirements of the federal securities laws.

          (d) All corporate and other proceedings necessary and required to be taken by or on the part of The Franklin and the Funds to authorize and carry out this Agreement and to effect the reorganization have been duly and properly taken.

          (e) There are no suits, actions, or proceedings pending or threatened against any party to this Agreement which, to its knowledge, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder.

          (f) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state or territory or of the District of Columbia pending against any party to this Agreement which, to its knowledge, would lead to any suit, action, or proceeding that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder.

          (g) If any party to this Agreement becomes aware, prior to the Effective Time, of any suit, action, or proceeding, of the types described in paragraphs (e) or (f) above, instituted or commenced against it, such party shall immediately notify and advise all other parties to this Agreement.

          (h) Each party shall make available all information concerning itself which may be required in any application, registration statement, or other filing with a governmental body to be made by the parties to this Agreement, in connection with any of the transactions contemplated by this Agreement and shall join in all such applications or filings, subject to reasonable approval by its counsel. Each party represents and warrants that to its knowledge all of such information so furnished shall be correct in all material respects and that it shall not omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (i) From the date of this Agreement through the Closing Date, each of the Funds will conduct its business in accordance with such Fund's governing Rules and Regulations and in substantial compliance with the Illinois Insurance Laws and the terms of the Contracts issued through each Fund, and The Franklin will conduct its business in accordance with its Bylaws and in substantial compliance with the Illinois Insurance Laws.

          (j) Except with respect to contracts entered into in connection with the investment advisory services of the Funds which shall terminate on or prior to the Closing Date, no party is engaged currently, and the execution, delivery and performance of this Agreement by each party will not result, in a material violation of any such party's charter, by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which such party is bound, and to such party's knowledge, the execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which any such party may be a party or to which it is bound.

          (k) This Agreement is a valid obligation of The Franklin and the Funds and is legally binding upon them in accordance with its terms.

          SECTION 3.02. The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions:

          (a) The representations contained herein shall be true as of and at the Effective Time with the same effect as though made at such time, and such parties shall have performed all obligations required by this Agreement to be performed by each of them prior to such time.

          (b) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the reorganization contemplated hereby.

          (c) The appropriate parties shall have received orders from the Commission providing such exemptions and approvals as they and their counsel reasonably deem necessary, including exemptions from Section 17(a) of the 1940 Act, and shall have made all necessary filings, if any, with, and received all necessary approvals from, state securities or insurance authorities.

          (d) Fund A shall have filed with the Commission a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), and such pre-effective amendments thereto as may be necessary or desirable to effect the purposes of the reorganization; and the appropriate parties shall have taken all actions necessary for such filings to become effective; and no reason shall be known by the parties which would prevent the filings from becoming effective in a timely manner.

          (e) At a meeting of Fund Voters called for such purpose (or any adjournments thereof), a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of each of the Funds, voting separately, shall have voted in favor of approving this Agreement and the reorganization contemplated hereby.

          (f) Each party shall have furnished, as reasonably requested by any other party, legal opinions, officers' certificates, certified copies of board and committee resolutions, certificates of good standing or "all fees paid" or similar certificates, and other closing documentation as may be appropriate for a transaction of this type.


                                 ARTICLE IV:  COSTS

          SECTION 4.01. The Franklin shall bear all expenses incurred by it and by each of the Funds in connection with effecting the reorganization contemplated by this Agreement (including, without limitation, any expenses incurred by it and each of the Funds in connection with: actions taken pursuant to Section 2.07 of this Agreement; preparation and filing of registration statements, applications, and amendments thereto on behalf of any and all parties hereto; all legal, accounting, and data processing services for The Franklin and each of the Funds necessary to effect the reorganization; and all expenses incurred in connection with liquidating the Funds' assets as described in Section 2.02).


                               ARTICLE V:  TERMINATION

          SECTION 5.01. This Agreement may be terminated and the reorganization abandoned at any time prior to the Effective Time, notwithstanding approval by Fund Voters:

          (a)  by mutual consent of the parties hereto; and

          (b) by any of the parties if any condition set forth in Section 3.02 of this Agreement has not been fulfilled by the other parties.


          SECTION 5.02. At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the party or parties entitled to the benefit thereof if such waiver will not have a material adverse effect on the interests of Contract Owners.

                                 ARTICLE VI:  GENERAL

          SECTION 6.01. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          SECTION 6.02. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Illinois, without regard to its principles of conflicts of law.


                                      *   *   *

          IN WITNESS WHEREOF, as of the day and year first above written, each of the parties has caused this Agreement to be executed on its behalf by its Chairman, President, or Vice President and attested by its Secretary or Assistant Secretary, all thereunto duly authorized.


                                  THE FRANKLIN LIFE INSURANCE COMPANY


Attest:


/s/ Elizabeth E. Arthur           By: /s/ William A. Simpson
-----------------------------        -------------------------------------------
Title: ASSISTANT SECRETARY           Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER




                                  FRANKLIN LIFE VARIABLE ANNUITY FUND A


Attest:


/s/ Elizabeth E. Arthur           By: /s/ Robert G. Spencer
-----------------------------        -------------------------------------------
Title: SECRETARY,                    Title: CHAIRMAN, BOARD OF MANAGERS
       BOARD OF MANAGERS




                                  FRANKLIN LIFE VARIABLE ANNUITY FUND B


Attest:


/s/ Elizabeth E. Arthur           By: /s/Robert G. Spencer
-----------------------------        -------------------------------------------
Title: SECRETARY,                    Title: CHAIRMAN, BOARD OF MANAGERS
       BOARD OF MANAGERS




                                  FRANKLIN LIFE MONEY MARKET VARIABLE
                                  ANNUITY FUND C


Attest:


/s/ Elizabeth E. Arthur           By: /s/Robert G. Spencer
-----------------------------        -------------------------------------------
Title: SECRETARY,                     Title: CHAIRMAN, BOARD OF MANAGERS
       BOARD OF MANAGERS

                               APPENDIX B

                  FRANKLIN LIFE VARIABLE ANNUITY FUND A
                               PROSPECTUS

FRANKLIN LIFE VARIABLE ANNUITY FUND A


PROSPECTUS         INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                   (USED IN CONNECTION WITH QUALIFIED
                   TRUSTS OR PLANS OR AS INDIVIDUAL
                   RETIREMENT ANNUITIES) ISSUED BY



                         #1 Franklin Square
                         Springfield, Illlinois 62713
                         Telephone (800) 528-2011


     THIS PROSPECTUS DESCRIBES INDIVIDUAL IMMEDIATE AND DEFERRED VARIABLE ANNUITY CONTRACTS FOR USE IN CONNECTION WITH CERTAIN QUALIFIED PLANS AND TRUSTS ACCORDED SPECIAL TAX TREATMENT OR AS INDIVIDUAL RETIREMENT ANNUITIES UNDER THE INTERNAL REVENUE CODE (SEE "FEDERAL INCOME TAX STATUS", BELOW FOR MORE INFORMATION). THE BASIC PURPOSE OF THE VARIABLE CONTRACTS IS TO PROVIDE ANNUITY PAYMENTS WHICH WILL VARY WITH THE INVESTMENT PERFORMANCE OF FRANKLIN LIFE VARIABLE ANNUITY FUND A (THE "FUND"). THE FUND NO LONGER OFFERS NEW CONTRACTS.

     THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM APPRECIATION OF CAPITAL THROUGH INVESTMENT APPRECIATION AND THE RETENTION AND REINVESTMENT OF INCOME. THERE IS NO ASSURANCE THAT THIS OBJECTIVE WILL BE ATTAINED. GENERALLY, THE FUND'S INVESTMENTS WILL CONSIST OF EQUITY SECURITIES, MAINLY COMMON STOCKS.

-------------------------------------------------------------------------------
     THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND AND THE FRANKLIN IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 1998, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST. A STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED FROM THE FRANKLIN BY WRITING TO THE ADDRESS (ATTENTION: BOX 1018) OR CALLING THE TELEPHONE NUMBER (EXTENSION 2591) SET FORTH ABOVE OR BY RETURNING THE REQUEST FORM ON THE BACK COVER OF THIS PROSPECTUS. CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS SET FORTH ON PAGE 37 OF THIS PROSPECTUS.
-------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
             EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
            ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                       TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

                   THE DATE OF THIS PROSPECTUS IS APRIL 30, 1998.

                                  TABLE OF CONTENTS


                                                                        PAGE

Special Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Table of Deductions and Charges. . . . . . . . . . . . . . . . . . . .    5
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
Per-Unit Income and Changes in Accumulation Unit Value . . . . . . . .    8
Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Description of the Separate Account. . . . . . . . . . . . . . . . . .   10
Deductions and Charges Under the Contracts . . . . . . . . . . . . . .   11
     A.   Sales and Administration Deductions. . . . . . . . . . . . .   11
     B.   Premium Taxes. . . . . . . . . . . . . . . . . . . . . . . .   11
     C.   Mortality and Expense Risk Charge. . . . . . . . . . . . . .   12
     D.   Investment Management Service Charge . . . . . . . . . . . .   12
     E.   Transfers to Other Contracts . . . . . . . . . . . . . . . .   12
     F.   Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . .   13
The Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     A.   General. . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     B.   Deferred Variable Annuity Accumulation Period. . . . . . . .   15
     C.   Annuity Period . . . . . . . . . . . . . . . . . . . . . . .   22
Investment Policies and Restrictions of the Fund . . . . . . . . . . .   25
Federal Income Tax Status. . . . . . . . . . . . . . . . . . . . . . .   27
     Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     The Franklin. . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     The Contracts: Qualified Plans. . . . . . . . . . . . . . . . . .   28
       A. Qualified Pension, Profit-Sharing and Annuity Plans. . . . .   29
       B. H. R. 10 Plans (Self-Employed Individuals) . . . . . . . . .   29
       C. Section 403(b) Annuities . . . . . . . . . . . . . . . . . .   29
       D. Individual Retirement Annuities. . . . . . . . . . . . . . .   30
     Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . .   31
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Distribution of the Contracts. . . . . . . . . . . . . . . . . . . . .   34
State Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
Reports to Owners. . . . . . . . . . . . . . . . . . . . . . . . . . .   34
Fundamental Changes. . . . . . . . . . . . . . . . . . . . . . . . . .   34
Year 2000 Transition . . . . . . . . . . . . . . . . . . . . . . . . .   35
Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . .   35
Registration Statement . . . . . . . . . . . . . . . . . . . . . . . .   35
Other Variable Annuity Contracts; Effect of Non-Qualification. . . . .   36
Table of Contents of Statement of Additional Information . . . . . . .   37


------------------------------------------------------------------------------

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON HAS BEEN AUTHORIZED BY THE FRANKLIN LIFE INSURANCE COMPANY, FRANKLIN FINANCIAL SERVICES CORPORATION OR FRANKLIN LIFE VARIABLE ANNUITY FUND A TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                   SPECIAL TERMS


     The following is a glossary of certain terms used in this Prospectus:

ACCUMULATION UNIT--A measure used to determine the value of a Contract Owner's interest in the Fund prior to the initial Annuity Payment Date.

ANNUITY PAYMENT DATE--The date the first monthly Annuity Payment is to be made to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS--Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, Annuity Payments may be paid to a Beneficiary after the death of a Variable Annuitant.

ANNUITY UNIT--A measure used to determine the value of Annuity Payments after the first.

BENEFICIARY--The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE--The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT--An individual variable annuity contract issued by Franklin Life Variable Annuity Fund A that is offered by this Prospectus.

CONTRACT ANNIVERSARY--An anniversary of the Effective Date of the Contract.

CONTRACT OWNER--Except in cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner is the individual Variable Annuitant to whom the Contract is issued. In cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner will be respectively the trustee or the employer establishing such trust or plan, and the employee named as the Variable Annuitant of such Contract is referred to herein as the employee. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all contracts which depend in whole or in part on the investment performance of the Fund.

CONTRACT YEAR--Each year starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY--An annuity contract which provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE--The date shown on the Schedule Page of the Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY--An annuity contract which provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

HOME OFFICE--The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY--An annuity contract which provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY--An annuity contract described in Section 408(b) of the Code. Individual Retirement Annuities may also qualify as Simplified Employee Pensions.

PERIODIC STIPULATED PAYMENT CONTRACT--An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

QUALIFIED CONTRACTS--Contracts issued under Qualified Plans.

QUALIFIED PLANS--Retirement plans which receive favorable tax treatment under the Code and which are described on page 9, below.

ROLLOVER CONTRIBUTION--A transfer pursuant to Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.

SETTLEMENT OPTION OR OPTIONS--Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SIMPLIFIED EMPLOYEE PENSION--An Individual Retirement Annuity which meets the additional requirements of Section 408(k) of the Code.

SINGLE STIPULATED PAYMENT CONTRACT--An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS--The payment or payments provided to be made to The Franklin under a Contract.

THE FRANKLIN--The Franklin Life Insurance Company, an Illinois legal reserve stock life insurance company.

VALUATION DATE--Each date as of which the Accumulation Unit value is determined. This value is determined on each day (other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund) in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, as of the close of trading on that day.

VALUATION PERIOD--The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT--Any natural person with respect to whom a Contract has been issued and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY--An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                          TABLE OF DEDUCTIONS AND CHARGES

Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases (as a percentage of
     purchase payments)
    Single Stipulated Payment Contract                           5.00%
    Periodic Stipulated Payment Contract                         6.00%

  Administration Fee (as a percentage of purchase payments)
    Single Stipulated Payment Contract                           4.00% ($100
                                                                 maximum)
    Periodic Stipulated Payment Contract                         3.00%

Annual Expenses
(as a percentage of average net assets)
  Management Fees                                                0.44%
  Mortality and Expense Risk Fees
    Mortality Fees                                               0.90%
    Expense Risk Fees                                            0.10%
                                                                 ----

  Total Annual Expenses                                          1.44%


Example

If you surrender your contract at the end of the applicable
time period:                                      1 year    3 years   5 years   10 years

You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Single Stipulated Payment Contract                $   103   $   131   $   162   $   247

Periodic Stipulated Payment Contract              $   103   $   131   $   162   $   247


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The Table of Deductions and Charges is intended to assist Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Additional deductions may be made from Stipulated Payments for any premium taxes payable by The Franklin on the consideration received from the sale of the Contracts. See "Premium Taxes," below. For a more detailed description of such fees and expenses, see "Deductions and Charges under the Contracts," below. The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Fund averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

-------------------------------------------------------------------------------

                                       SUMMARY

THE CONTRACTS

     The individual variable annuity contracts (the "Contracts") being offered by this Prospectus are for use in connection with certain qualified plans and trusts accorded special tax treatment under the Code or as Individual Retirement Annuities. See "Federal Income Tax Status," below. The basic purpose of the Contracts is to provide Annuity Payments which will vary with the investment performance of Franklin Life Variable Annuity Fund A (the "Fund"). The Contracts provide Annuity Payments for life commencing on an initial Annuity Payment Date selected by the Contract Owner; other Settlement Options are provided. See "Introduction," and "The Contracts," below. At any time within 10 days after receipt of a Contract, the Contract Owner may return the Contract and receive a refund of any premium paid on the Contract. See "Right to Revocation of Contract," below.

THE FUND AND ITS INVESTMENT OBJECTIVES

     The Fund is an open-end diversified management investment company. The primary investment objective of the Fund is long-term appreciation of capital through investment appreciation and retention and reinvestment of income. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The value of investments held in the Fund is subject to the risk of changing economic conditions as well as the risk inherent in management's ability to anticipate such changes. See "Investment Policies and Restrictions of the Fund," below.

INVESTMENT ADVISER; PRINCIPAL UNDERWRITER

     The Franklin Life Insurance Company ("The Franklin"), an Illinois legal reserve stock life insurance company, acts as investment adviser to the Fund. The Franklin is engaged in the writing of ordinary life policies, annuities and income protection policies. Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin, is the principal underwriter for the Fund. The Franklin is an indirect wholly-owned subsidiary of American General Corporation. See "Investment Management Service Charge," and "Distribution of the Contracts," below.

DEDUCTIONS AND CHARGES

     The deductions and charges applicable to a Contract are illustrated in the Table of Deductions and Charges that appears immediately before this Summary. In the case of Periodic Stipulated Payment Contracts, a deduction equal to 6% of each periodic payment is made for sales expenses and a deduction equal to 3% of each such payment is made for administrative expenses. The combined deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (6.59% for sales expenses and 3.30% for administrative expenses). In the case of a Single Stipulated Payment Contract, a deduction equal to 5% of the total single payment is made for sales expenses and a deduction equal to 4% (with a maximum of $100) of such payment is made for administrative expenses (for a combined total of 9%). In the case of the minimum Single Stipulated Payment Contract sold, the combined deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (5.49% for sales expenses and 4.40% for administrative expenses). Any applicable state or local taxes on the Stipulated Payments (currently, up to 5%) also are deducted from the single or periodic Stipulated Payments. The amount remaining after deductions is allocated to the Fund. See "Sales and Administration Deductions," "Transfers to Other Contracts," and "Premium Taxes," below.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     The Contracts include The Franklin's undertaking that deductions for sales and administrative expenses will not be increased regardless of the actual expenses incurred, and that the Annuity Payments will be paid for the lifetime of the Variable Annuitant (and, in the case of a joint and last survivor annuity, for the joint lives of the persons specified) commencing on the selected initial Annuity Payment Date based on the mortality assumptions contained in the Contract, regardless of the actual mortality experience among the Variable Annuitants. In exchange for these undertakings, a charge of 1.002% of net asset value on an annual basis is made daily against the Fund (consisting of 0.900% for The Franklin's assurances of annuity rates or mortality factors and 0.102% for The Franklin's assurances of expense factors). A charge of 0.438% of net asset value on an annual basis is also made daily against the Fund for investment management services by The Franklin. The charges for annuity rate assurances, expense assurances and investment management services thus aggregate 1.440% of net asset value on an annual basis. See "Mortality and Expense Risk Charge," and "Investment Management Service Charge," below.

MINIMUM PERMITTED INVESTMENT

     Subject to limited exceptions, the minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the periodic Stipulated Payment is currently $10 ($120 on an annual basis). See "Purchase Limits," below.

NEW CONTRACTS NO LONGER BEING ISSUED

      The Fund no longer issues new Contracts.

REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan and subject to limitations on early withdrawals imposed in connection with Section 403(b) annuity purchase plans (see "Federal Income Tax Status," below), redeem all or part of the Contract and receive the Cash Value (equal to the number of Accumulation Units credited to the part of the Contract redeemed times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received) less federal income tax withholding, if applicable. For information as to Accumulation Units, see "Value of the Accumulation Unit," below. Subject to certain limitations, the Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Federal tax penalties may apply to certain redemptions. See "Redemption," "Transfers to and from Other Contracts," "Settlement Options," and "Federal Income Tax Status," below.

TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate Contracts if Stipulated Payments are less than $120 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value is less than $500 at the end of such three-year period. Different termination provisions apply in the case of Individual Retirement Annuities. See "Termination by The Franklin," below.

-------------------------------------------------------------------------------

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                         OUTSTANDING THROUGHOUT EACH YEAR)

The financial information in this table for each of the three years in the period ended December 31, 1997 has been audited by Ernst & Young LLP, independent auditors. The financial information in this table for each of the two years in the period ended December 31, 1994 was audited by Coopers & Lybrand L.L.P., independent accountants. This table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                           YEAR ENDED DECEMBER 31
                       ---------------------------------------------------------------------------------------------------
                         1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                       ---------------------------------------------------------------------------------------------------
Investment Income       $1.910  $  1.685  $  1.948  $  1.408  $  1.231   $ 1.064  $  1.194  $  1.326  $  1.343  $   .235
Expenses                 1.312     1.090      .875      .773      .773      .723      .654      .569      .528      .454
                       ---------------------------------------------------------------------------------------------------
Net Investment
income                    .598      .595     1.073      .635      .458      .341      .540      .757      .815      .781
Net realized and
  unrealized gain
  (loss) on
  securities            16.346    11.690    14.139     (.240)     .112      .770    14.238    (3.287)    7.021      .043
                       ---------------------------------------------------------------------------------------------------
Net change in
  accumulation unit
  value                 16.944    12.285    15.212      .395      .570     1.111    14.778    (2.530)    7.836      .824
Accumulation unit
  value:
  Beginning of year     81.485    69.200    53.988    53.593    53.023    51.912    37.134    39.664    31.828    31.004
                       ---------------------------------------------------------------------------------------------------
End of year            $98.429   $81.485   $69.200   $53.988   $53.593   $53.023   $51.912   $37.134   $39.664   $31.828
                       ---------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net
  assets                  1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%
Ratio of net
  investment
  income to
  average net
  assets                   .66%      .79%     1.76%     1.18%      .85%      .68%     1.19%     1.91%     2.22%     2.47%
Portfolio turnover
  rate                     .70%     4.77%    14.66%    88.99%    68.62%    59.84%    28.47%    24.01%    64.55%   104.96%
Number of
  accumulation
  units outstanding
  at end of year       124,714   139,945   150,474   172,507   198,763   217,948   229,368   256,831   277,735   305,265
                       ---------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------





                        ------------------------------------

                                FINANCIAL STATEMENTS

     The financial statements for the Fund and The Franklin and the reports of the independent auditors and accountants for the Fund and The Franklin are included in the Statement of Additional Information.

                                     INTRODUCTION

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A

                  INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE FRANKLIN LIFE INSURANCE COMPANY

     The Contracts offered by this Prospectus are designed primarily to assist in retirement planning for individuals. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date; other Settlement Options are available. The amount of the Annuity Payments will vary with the investment performance of the assets of the Fund, a separate account which has been established by The Franklin under Illinois insurance law. For the primary investment objective of the Fund, see "Investment Policies and Restrictions of the Fund," below.

     The Qualified Contracts described in this Prospectus will not knowingly be sold other than for use:

     (1) in connection with qualified employee pension and profit-sharing trusts described in Section 401(a) and tax-exempt under Section 501(a) of the Code, and qualified annuity plans described in Section 403(a) of the Code;

     (2) in connection with qualified pension, profit-sharing and annuity plans established by self-employed persons ("H.R. 10 Plans");

     (3) in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code; or

     (4) as Individual Retirement Annuities described in Section 408(b) of the Code, including Simplified Employee Pensions described in Section 408(k) of the Code.

     Pursuant to this Prospectus, The Franklin offers two types of Contracts: those under which Annuity Payments to the Variable Annuitant commence immediately-"Immediate Variable Annuities"-and those under which Annuity Payments to the Variable Annuitant commence in the future-"Deferred Variable Annuities." Deferred Variable Annuities may be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities may only be purchased with a single Stipulated Payment.

     The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its Home Office is located at #1 Franklin Square, Springfield, Illinois 62713.

     American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

      Subject to the terms of any plan pursuant to which a Contract is issued, the Contract Owner may elect to have a portion of the Stipulated Payment or Payments applied by The Franklin for the purchase of a Fixed-Dollar Annuity. Fixed-Dollar Annuity contracts do not, however, participate in the Fund and the contracts are transferred to the general account of The Franklin. In cases where both a Fixed-Dollar and a Variable Annuity are provided under the same contract, either annuity may be terminated and the Cash Value attributable thereto obtained or other Settlement Option elected by the Contract Owner, at any time prior to commencement of Annuity Payments by The Franklin; under these circumstances, the other annuity may be continued in effect, provided that the annual stipulated payment allocated to the other annuity satisfies The Franklin's usual underwriting practices. These practices presently require that each periodic Stipulated Payment which purchases the Variable Annuity be at least $10. See generally "Redemption," "Settlement Options," and "Federal Income Tax Status-Individual Retirement Annuities," below.

     Unless otherwise indicated in this Prospectus, the discussion of the Contracts herein refers to Variable Annuity Contracts, or to the Variable Annuity portion in cases where both a variable and a Fixed-Dollar Annuity are provided in the same contract, and not to any Fixed-Dollar Annuity. Provisions relating to a Fixed-Dollar Annuity and a Variable Annuity are separate, and neither is dependent upon the other in its operation.

     The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the Contract forms, which are filed with the Securities and Exchange Commission as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of which this Prospectus is a part. The exercise of certain of the Contract rights herein described may be subject to the terms and conditions of any Qualified Plan under which such Contract may be purchased. This Prospectus contains no information concerning any such Qualified Plan. Further information relating to some Qualified Plans may be obtained from the disclosure documents required to be distributed to employees under the Employee Retirement Income Security Act of 1974.

                        DESCRIPTION OF THE SEPARATE ACCOUNT

     The Fund was established as a separate account on November 5, 1969 by resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code. The Fund is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not involve supervision of the management or investment practices or policies of the Fund or of The Franklin by the Commission. The Board of Managers of the Fund must be elected annually by Contract Owners. A majority of the members of the Board of Managers are persons who are not otherwise affiliated with The Franklin. See "Management," below. The Fund meets the definition of a "Separate Account'' under the federal securities laws.

     Under the provisions of the Illinois Insurance Code: (i) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (ii) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. These assets are held with relation to the Contracts described in this Prospectus and such other Variable Annuity contracts as may be issued by The Franklin and designated by it as participating in the Fund. All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.

     The Franklin is taxed as a "life insurance company" under the Code. The Fund is subject to tax as part of The Franklin for federal income tax purposes. However, the operations of the Fund are considered separately from the other operations of The Franklin in computing The Franklin's tax liability and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The operations of the Fund are treated separately from the other operations of The Franklin for accounting and financial statement purposes. Under existing law, no federal income tax is payable by The Franklin on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.

                     DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

     The Franklin deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular contract. For example, the sales deductions may not fully cover all of the sales and distribution expenses actually incurred by The Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

A.   SALES AND ADMINISTRATION DEDUCTIONS

     Deductions will be made as follows for sales expenses with respect to the Contracts and for administrative expenses with respect to Contracts and the
Fund:

           (1) Under Single Stipulated Payment Contracts, a deduction of 4% (with a maximum of $100) is made from the single payment for administrative expenses. In addition, a sales expense deduction of 5% of the total payment is made from the payment. In the case of the minimum Single Stipulated Payment Contract sold, the combined deductions for administrative expenses and sales expenses amount to 9.89% of the net amount invested (5.49% for sales expenses and 4.40% for administrative expenses) assuming no premium taxes are applicable.

           (2) Under Periodic Payment Contracts, a deduction of 6% is made from each payment for sales expenses and 3% for administrative expenses. The combined deductions for sales and administrative expenses amount to 9.89% of the net amount invested (6.59% for sales expenses and 3.30% for administrative expenses) assuming no premium taxes are applicable.

     Deductions for sales expenses are made pursuant to a Sales Agreement with Franklin Financial Services Corporation ("Franklin Financial"), a wholly-owned subsidiary of The Franklin and the principal underwriter of the Fund. See "Distribution of the Contracts," below, and in the Statement of Additional Information. The above deductions for administrative expenses, and charges for mortality and expense risk assurances discussed under "Mortality and Expense Risk Charge," below, are made pursuant to an Administration Agreement dated June 30, 1971 between the Fund and The Franklin. The Administration Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     The total deductions made in respect of sales expenses of Franklin Financial in 1995, 1996 and 1997 were $20,566, $14,575 and $11,286, respectively, and all such amounts were retained on behalf of Franklin
Financial.

     The administration deductions are designed to cover the actual expenses of administering the Contracts and the Fund. The aggregate dollar amounts of the administration deductions for the fiscal years ended December 31, 1995, 1996 and 1997 were $10,279, $7,285 and $5,640, respectively.

B.   PREMIUM TAXES

     At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business and in which it may, after appropriate qualification, offer Contracts.

C.   MORTALITY AND EXPENSE RISK CHARGE

     While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual expenses of the Contracts and the Fund over the maximum administration deductions provided for in the Contracts. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund (except those expenses listed under "Investment Management Service Charge," below, which the Fund will bear). The Franklin assumes these risks for the duration of the Contract and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

     For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) These charges are at the current combined annual rate of 1.002% (.002745% on a daily basis), of which .900% is for annuity rate and mortality assurances and .102% is for expense assurances. If the money collected from this charge is not needed, it will be to The Franklin's gain and may be used to cover contract distribution expenses.

     During 1995, 1996 and 1997, The Franklin earned and was paid $97,809, $108,769 and $119,981, respectively, by reason of these charges. Such charges during 1997 were equal to 1.002% of average net assets.

D.   INVESTMENT MANAGEMENT SERVICE CHARGE

     The Franklin acts as investment manager of the Fund. For acting as such, The Franklin makes a charge against the Fund at the annual rate of 0.438% of the Fund's assets, computed by imposing a daily charge of 0.0012% against the value of the Accumulation Unit and of the Annuity Unit, in determining those values.

     The investment management services are rendered and the charge is made pursuant to an Investment Management Agreement executed and dated January 31, 1995, pursuant to approval by the Contract Owners at their annual meeting held on April 17, 1995, and renewal to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The Investment Management Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     During 1995, 1996 and 1997, The Franklin earned and was paid $42,758, $47,550 and $52,451, respectively, under the Investment Management Agreement then in effect.

E.   TRANSFERS TO OTHER CONTRACTS

     Subject to any limitations in a Qualified Plan, Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. Franklin Life Money Market Variable Annuity Fund C and Franklin Life Variable Annuity Fund B, other separate accounts of The Franklin funding Variable Annuity contracts, no longer issue new contracts.

     It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Contract, another annuity contract or a life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) is advised to consult a qualified tax advisor prior to the time of redemption.

F.   MISCELLANEOUS

     The Fund's total expenses for 1997 were $172,432, or 1.440% of average net assets during 1997.

                                   THE CONTRACTS

A.   GENERAL

     Certain significant provisions of the Contracts and administrative practices of The Franklin with respect thereto are discussed in the following paragraphs.

     Contract Owner inquiries may be directed to the Equity Administration Department of The Franklin at the address or telephone number set forth on the cover of this Prospectus.

     1.   ANNUITY PAYMENTS

     Variable Annuity Payments are determined on the basis of (i) an annuity rate table specified in the Contract, and (ii) the investment performance of the Fund. In the case of Deferred Variable Annuity Contracts, the annuity rate table is set forth in the Contract (but see below). In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. The amount of the Annuity Payments will not be affected by mortality experience adverse to The Franklin or by an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

     Court decisions, particularly ARIZONA GOVERNING COMMITTEE v. NORRIS, have held that the use of gender-based mortality tables to determine benefits under an employer-related retirement or benefit plan may violate Title VII of the Civil Rights Act of 1964 ("Title VII"). These cases indicate that plans sponsored by employers subject to Title VII generally may not provide different benefits for similarly-situated men and women.

     The Contracts described in this Prospectus incorporate annuity rate tables which reflect the age and sex of the Variable Annuitant and the Settlement Option selected. Such sex-distinct tables continue to be appropriate for use, for example, under Contracts which are not purchased in connection with an "employer-related" plan subject to NORRIS (such as individual retirement annuities not sponsored by an employer). However, in order to enable subject employers to comply with NORRIS, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with "employer-related" plans. Persons contemplating purchase of a Contract, as well as current Contract Owners, should consult a legal advisor regarding the applicability and implications of NORRIS in connection with their purchase and ownership of a Contract.

     2. INCREASE OR DECREASE BY CONTRACT OWNER IN AMOUNT OR NUMBER OF PERIODIC STIPULATED PAYMENTS

     Stipulated Payments can be paid on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment is due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue. The Contract Owner may increase the amount of a Stipulated Payment on an annualized basis under a Periodic Stipulated Payment Contract (except in the case of an Individual Retirement Annuity, which cannot be increased above the amounts described under "Purchase Limits," immediately below) up to an amount on an annualized basis equal to twice the amount of the first Stipulated Payment on an annualized basis. Similarly, subject to the limitations described under "Purchase Limits," immediately, below, the amount of a Periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due. Unless otherwise agreed to by The Franklin, the mode of Stipulated Payment may be changed only on a Contract Anniversary.

     The Contract Owner may continue making Stipulated Payments after the agreed number of Stipulated Payments has been made, but The Franklin will not accept Stipulated Payments after age 75. Submission of a Stipulated Payment in an amount different from that of the previous payment, subject to the aforesaid limits, will constitute notice of the election of the Contract Owner to make such change.

     3.   ASSIGNMENT OR PLEDGE

     A Contract may not be assigned by the Contract Owner except when issued to a trustee in connection with certain types of plans designed to qualify under Section 401 of the Code or when made pursuant to a qualified domestic relations order rendered by a state court in satisfaction of family support obligations. In general, a pledge or assignment made with respect to certain Contracts may, depending on such factors as the amount pledged or assigned, be treated as a taxable distribution. See "Individual Retirement Annuities," below, for special rules applicable thereto. Moreover, in certain instances, pledges or assignments of a Qualified Contract may result in the imposition of certain tax penalties. See generally "The Contracts: Qualified Plans," below.

     Persons contemplating the assignment or pledge of a Contract are advised to consult a qualified tax advisor concerning the federal income tax consequences thereof.

     4.   PURCHASE LIMITS

     Currently, no periodic Stipulated Payment may be less than $10 ($120 on an annual basis). Under the terms of the Contract, The Franklin may increase the minimum periodic Stipulated Payment to $20 ($240 on an annual basis). No single Stipulated Payment may be less than $2,500, except that in the case of a deferred Single Stipulated Payment Contract to be used as an Individual Retirement Annuity funded with a Rollover Contribution, the total Stipulated Payment applicable to the Variable Annuity, prior to administration and sales deductions, must be at least $1,000 unless, with consent of The Franklin, a smaller single Stipulated Payment is permitted. In the case of a Contract issued for use as an Individual Retirement Annuity, annual premium payments may not, in general, exceed $2,000. However, if the Individual Retirement Annuity is a Simplified Employee Pension, annual premium payments may not exceed $30,000. Single Stipulated Payment Contracts are not available as Individual Retirement Annuities except for those funded with Rollover Contributions and except for those to be used as Simplified Employee Pensions.

     5.   TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate any Contract, other than a Contract issued for use as an Individual Retirement Annuity, if total Stipulated Payments paid are less than $120 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value is less than $500 at the end of such three-year period. Under the terms of the Contract, The Franklin may terminate such Contract if total Stipulated Payments paid are less than $240 in each of such three consecutive Contract Years and if the Cash Value is less than $500 at the end of such three-year period. The Franklin must give 31 days' notice by mail to the Contract Owner of such termination. The Franklin will not exercise any right to terminate such Contract if the value of the Contract declines to less than $500 as a result of a decline in the market value of the securities held by the Fund.

     The Franklin reserves the right to terminate any Contract issued for use as an Individual Retirement Annuity if no Stipulated Payments have been received for any two Contract Years and if the first monthly Annuity Payment, determined at the initial Annuity Payment Date, arising from the Stipulated Payments received prior to such two-year period would be less than $20.

     Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less federal income tax withholding, if applicable. For certain tax consequences upon such payment, see "Federal Income Tax Status," below.

     6.   RIGHT TO REVOCATION OF CONTRACT

     A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid. The request for revocation must be made by mailing or hand-delivering the Contract and a written request for its revocation within such 10-day period either to The Franklin Life Insurance Company, Cashiers Department, #1 Franklin Square, Springfield, Illinois 62713, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

     7.   New Contracts No Longer Being Issued

     The Fund no longer issues new Contracts.

B.   DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

     1. CREDITING ACCUMULATION UNITS; DEDUCTIONS FOR SALES AND ADMINISTRATIVE EXPENSES

     During the accumulation period--the period before the initial Annuity Payment Date--deductions from Stipulated Payments for sales and administrative expenses are made as specified under "Deductions and Charges Under the Contracts," above. In addition, any applicable premium taxes, also as specified above under that caption, are deducted from the Stipulated Payments. The balance of each Stipulated Payment is credited to the Contract Owner in the form of Accumulation Units.

     The number of a Contract Owner's Accumulation Units is determined by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which the Stipulated Payment is received, except that, in the case of the original application for a Variable Annuity Contract, the value of an Accumulation Unit within two business days after receipt of the application will be used if the application and all information necessary to process the application are complete upon receipt. If the application and such information are not complete upon receipt, The Franklin, within five days after the receipt of an original application and initial payment at the Home Office of The Franklin, will attempt to complete the application and will either accept the application or reject the application and return the initial payment.

     The number of Accumulation Units so determined will not be changed by any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Fund.

     2.   VALUATION OF A CONTRACT OWNER'S CONTRACT

     The Cash Value of a Contract at any time prior to the initial Annuity Payment Date can be determined by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Home Office of The Franklin information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

     3.   VALUE OF THE ACCUMULATION UNIT

     The value of an Accumulation Unit was set at $10 effective July 1, 1971. Accumulation Units currently are valued each Valuation Date (each day in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund, as of the close of trading on that day). After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. The value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

     At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of the Fund for the Valuation Period. Such rate is equal to (i) accrued investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Fund (adjusted by a deduction for the payment of any applicable state or local taxes as to the income or capital gains of the Fund) divided by (ii) the value of the assets of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

     The net investment rate for the Valuation Period is then determined by deducting, currently, .003945% (1.440% on an annual basis) for each day of the Valuation Period as a charge against the gross investment rate. This charge is made by The Franklin for providing investment management services, annuity rate or mortality assurances and expense assurances. See "Deductions and Charges Under the Contracts," above.

     The net investment factor for the Valuation Period is the sum of 1.00000000 plus the net investment rate for the Valuation Period ("Net Investment Factor").

     The net investment rate may be negative if the combined capital losses, Valuation Period deductions and increase in the tax reserve exceed investment income and capital gains. Thus, the Net Investment Factor may be less than 1.00000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

     4.   VALUATION OF FUND ASSETS

     In determining the value of the assets of the Fund, each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on such day, then the value of such security is taken to be the current bid price at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the current bid price on the Valuation Date. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

     5.   REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan, redeem the Contract, in whole or in part, by submission of the Contract and a written request for its redemption to The Franklin's Home Office, and will receive the Cash Value of the part of the Contract redeemed. Early withdrawal of certain amounts attributable to Contracts issued pursuant to an annuity purchase plan meeting the requirements of Code Section 403(b) may be prohibited. See "Federal Income Tax Status," below. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in limited circumstances discussed below, the payment of the Cash Value will be made within seven days after the date a properly completed and documented request for redemption is received by The Franklin at its Home Office. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the Securities and Exchange Commission by order may permit to protect Contract Owners.

     Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity, a request for partial redemption, if no other indication is obtained from the Contract Owner, will be treated as a pro rata request for partial redemption of the Variable Annuity and the Fixed-Dollar Annuity.

     In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

     The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Status," below.

     6.   PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

     In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, death benefits payable to the surviving beneficiary will be paid by The Franklin within seven days of receipt by The Franklin of written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date; if such date is not a Valuation Date, the determination will be made on the next following Valuation Date. There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. For payment of death proceeds in the event no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," below. The Code imposes certain requirements concerning payment of death benefits payable before the initial Annuity Payment Date in the case of Qualified Contracts. Under those Contracts, death benefits will be paid as required by the Code and as specified in the governing plan documents. The terms of such documents should be consulted to determine the death benefits and any limitations the plan may impose. You should consult your legal counsel and tax advisor regarding these requirements.

     Subject to the foregoing, the Contract Owner may, at any time prior to the initial Annuity Payment Date, elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. See "Settlement Options," below. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, payment will be made to the Beneficiary in a single sum.

     Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both.

     The payment of death proceeds may be subject to federal income tax withholding. See "Income Tax Withholding," below.

     In the event of the death of the Variable Annuitant after the initial Annuity Payment Date, payments under a Contract will be made as described in "Settlement Options," below.

     7.   OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

     Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to the right of The Franklin to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:

           (a) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or

           (b) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

    If no option is elected by the Contract Owner within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

     8.   REINSTATEMENT (AS TO PERIODIC STIPULATED PAYMENT CONTRACTS)

     A Contract Owner, by making one Stipulated Payment, may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits.

     9. CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF BENEFICIARIES

     While the Contract is in force the Contract Owner may (by filing a written request at the Home Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options, subject to applicable limitations under the Code and any governing Qualified Plan.

     If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant, the proceeds will be paid in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

     10.  SETTLEMENT OPTIONS

     At any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of the Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.

     Annuity Payments under a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due under the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if so designated by the Contract Owner, by the Beneficiary), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.

     Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.

     Available Settlement Options may be selected on a fixed or variable basis or a combination thereof, except that Settlement Options may be selected only on a fixed basis under a Contract issued for use as an Individual Retirement Annuity. Under an Option which is paid on a fixed basis, there is no sharing in the investment experience of the Fund and, upon commencement of payments, participation in the Fund terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

     The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin, except in the case of a deferred Single Stipulated Payment Contract funded with a Rollover Contribution not in excess of $2,000. See "Purchase Limits," above. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.

     In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

     The distribution rules which Qualified Plans must satisfy in order to be tax-qualified under the Code may limit the utilization of certain Settlement Options, or may make certain Settlement Options unavailable, in the case of Contracts issued in connection therewith. These distribution rules could affect such factors as the commencement of distributions and the period of time over which distributions may be made. All Settlement Options are offered subject to the limitations of the distribution rules.

     The Statement of Additional Information describes certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Contracts purchased under this Prospectus for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. See "Limitations on Settlement Options" in the Statement of Additional Information. Persons considering the purchase of a Contract and Contract Owners contemplating election of a Settlement Option are urged to obtain and read the Statement of Additional Information. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder. Persons contemplating the purchase of a Contract are advised to consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

     Neither this Prospectus nor the Statement of Additional Information, however, describes limitations on Settlement Options based on applicable distribution rules in the case of Contracts issued in connection with qualified pension and profit-sharing plans under Section 401(a) of the Code and annuity plans under Section 403(a) of the Code. Under those Contracts, available Settlement Options are limited to those Options specified in the governing plan documents. The terms of such documents should be consulted to determine Settlement Option availability and any other limitations the plan may impose on early redemption of the Contract, payment in settlement thereof, or similar matters. Generally, limitations comparable to those described in the Statement of Additional Information for Individual Retirement Annuities and Section 403(b) annuity purchase plans also apply with respect to such qualified pension, profit-sharing and annuity plans (including H.R. 10 Plans).

     Persons contemplating election of the Fifth or Sixth Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract.

     FIRST OPTION-LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant. This Option offers the maximum level of monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

     SECOND OPTION-LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The cash value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

     THIRD OPTION-UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:

($10.000  - (30.55 x 10)) X 2.05 = (5,000 - 305.5) X $2.05 = 4,694.5 X $2.05 = $9,623.73
 ------
  $2.00


     FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY.   An annuity payable
monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

     FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD.   An amount payable monthly
to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

     It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options above if, and to the extent, such other Options are otherwise available to such person.

     SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT.   The amount due will
be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

     Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, above, which applies in its entirety to the Sixth Option as well.

     SEVENTH OPTION-INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

     Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of this election.

     11. TRANSFER OF FIXED-DOLLAR ANNUITY VALUES TO ACQUIRE VARIABLE ANNUITY ACCUMULATION UNITS

     Where a Deferred Variable Annuity and a Fixed-Dollar Annuity have been issued on the same Contract, on any Contract Anniversary during the accumulation period of the Contract, the Contract Owner may have the cash value of his Fixed-Dollar Annuity transferred in whole or in part to his Variable Annuity to purchase Variable Annuity Accumulation Units at net asset value, without any sales or administrative deductions. However, any such partial transfer of cash value must be at least $500. (A similar privilege, but available four times in one contract year, permits transfer of Variable Annuity Accumulation Unit values to establish values under a Fixed-Dollar Annuity issued on the same Contract.)

C.   ANNUITY PERIOD

     1. ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY PAYMENTS

          (a)  DEFERRED VARIABLE ANNUITY CONTRACTS

     A Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract, except that Contracts issued in connection with qualified pension and profit-sharing plans (including H.R. 10 Plans) under Section 401(a) of the Code and annuity plans (including H.R. 10 Plans) under Section 403(a) of the Code provide for Annuity Payments to commence at the date and under the Settlement Option specified in the plan. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. See "Limitations on Settlement Options" in the Statement of Additional Information. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

          (b)  IMMEDIATE VARIABLE ANNUITY CONTRACTS

     The Franklin offers three forms of Immediate Variable Annuity Contracts: the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement Options," above.

     Under an Immediate Variable Annuity, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

     2.   THE ANNUITY UNIT

     The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected on a variable basis.

     The value of the Annuity Unit as of July 1, 1971 was fixed at $1.00 and for each day thereafter is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3-1/2%. The division by 1.0 plus an interest factor of 3-1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3-1/2% per year which is built into the annuity tables specified in the Contract. See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts Only)," below, and "Assumed Net Investment Rate," below.

     Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

     3. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

     When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.

     The Contract utilizes tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

     For Contracts utilizing sex-distinct annuity tables, the tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3-1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3-1/2% for the Separate Account. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

     The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," immediately, above. Thus, there will be a double effect of the investment experience of the Fund during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's Contract on the initial Annuity Payment Date and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset values of the Fund approximately 10 days prior to the initial Annuity Payment Date even though changes in those net asset values have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts Only)," below.

     Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

     4. AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

     The number of Annuity Units credited to a Contract on the initial Annuity Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then value of an Annuity Unit.

     5. DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY CONTRACTS ONLY)

     In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after deductions for sales and administrative expenses and premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and (2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

     Annuity Units are valued as of a Valuation Date not less than 10 days prior to the Effective Date of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of the Fund approximately 10 days prior to the Effective Date of the Contract, even though changes in those net asset values have occurred during that 10-day period.

     As of the date of this Prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4-1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Effective Date in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants). However, in lieu of such table, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with employer-related plans subject to the decision of the Supreme Court in ARIZONA GOVERNING COMMITTEE v. NORRIS. See "Annuity Payments," above.

     The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3-1/2%.

     6.   ASSUMED NET INVESTMENT RATE

     The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3-1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3-1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                  INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

     The following are the fundamental investment policies of the Fund:

     (1) The primary objective of the Fund in making investments is long-term appreciation of capital. Occasional investments for the purpose of seeking short-term capital appreciation may also be made.

     (2) Realization of current investment return is a secondary objective, subordinate to the primary objective.

     (3) Any investment income and realized capital gains (net of any capital gains tax) will be retained and reinvested.

     (4) The Fund's policy is to be substantially fully invested. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The purchase of common stock may be made both in rising and declining markets. When it is determined, however, that investments of other types may be advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants.

     (5) Temporary investments may be made in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to fundamental restriction (4), below) and other similar securities, pending investment in the above-mentioned securities.

     While The Franklin is obligated to make Annuity Payments in accordance with selected Settlement Options, the amount of the Annuity Payments is not guaranteed but is a variable amount. Since, historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation and growth in the economy, the Annuity Payment under a Variable Annuity should tend to conform more closely to changes in the cost of living and the level of the economy than payments under a Fixed-Dollar Annuity would do. However, there is no assurance that this objective can be attained. There have been times when the cost of living has increased while securities prices have decreased and times when the cost of living and the level of the economy have gone up or down with no direct correlation to the value of securities in general or to any particular type or class of securities. The value of investments held in the Fund will fluctuate daily and is subject to the risk of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in those conditions. The value of investments in common stock has historically fluctuated more greatly than the value of investments in securities such as bonds, debentures, notes, other evidences of indebtedness, preferred stock and certificates of deposit, and hence investments in common stocks offer greater opportunities for appreciation and greater risk of depreciation. There is no assurance that the Cash Value of the Contract during the years prior to the Variable Annuitant's retirement or the aggregate amount received during the years following the initial Annuity Payment Date will equal or exceed the Stipulated Payments on the Contract.

     The investment policies of the Fund include a provision that investments may be made in securities other than common stocks if they are advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation. No assurance can be given, however, that investment in such other securities will accomplish such objectives. Investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, and may also be made in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants. Funds may also be temporarily invested in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to certain restrictions) and other similar securities, pending long-term investment. Although debt securities and preferred stocks of the type in which the Fund would invest are generally considered to present less risk than common stocks, the value of such securities is subject to market fluctuations as a result of money market rates, the demand for such securities and factors relating to the individual issuers of such securities. In the event the Fund invests in such securities, such factors may limit the ability of the Fund to convert such securities to cash and reinvest in other types of securities. Historically, the Fund has not invested significant amounts in debt securities or preferred stocks except for short-term investments in debt securities pending ultimate long-term application of funds for investment purposes.

     The following are the fundamental investment restrictions applicable to the
Fund:

     (1) The Fund will not concentrate its investments in any one industry or group of related industries, and no more than 25% of the value of the Fund's assets will be invested in any one industry or group of related industries.

     (2) The Fund will not issue senior securities, except that the Fund may borrow money as set forth in paragraph (3) immediately below.

     (3) The Fund will not borrow money except for temporary or emergency purposes from banks, and any such borrowings will not be used to purchase investment securities and will not exceed 5% of the value of the Fund's assets.

     (4) The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if sold, it might be deemed to be an underwriter for purposes of the Securities Act of 1933. No such securities will be acquired except where parties other than the Fund shall have agreed to bear any and all costs of registration under the Securities Act of 1933. (However, it should be noted that even though an agreement to register has been obtained, enforcement of such an agreement may prove unfeasible or may involve delays which could adversely affect the Fund's ability to resell such securities or the price at which such securities might be resold.) No more than 10% of the value of the Fund's assets will at any time be invested in such securities.

    (5) The Fund will not engage in the purchase and sale of interests in real estate, except that the Fund may engage in the purchase and sale of readily marketable interests in real estate investment trusts or similar securities, which may be deemed to represent indirect interests in real estate.

     (6) The Fund will not engage in the making of loans to other persons, except that the Fund may acquire privately placed corporate debt securities of a type customarily purchased by institutional investors. Such securities, if required to be registered under the Securities Act of 1933 prior to public distribution, will be included in the 10% limitation specified in fundamental restriction (4), above. The foregoing does not restrict the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of such securities.

     (7) The Fund will not engage in the purchase or sale of commodities or commodity contracts.

     (8) The Fund will not purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, if such purchase would cause more than 5% of the Fund's assets to be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation.

     (9) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 10% limitation.

     The fundamental investment policies and the fundamental investment restrictions stated above may not be changed without approval by a vote of a majority of the votes available to the Contract Owners. This means that the policies or restrictions in question may not be changed without the approval of the lesser of (a) the Contract Owners holding 67% or more of the voting power of the Contract Owners present or represented at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (b) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund.

     The following investment restrictions are not fundamental and may be changed by action of the Board of Managers of the Fund:

     (10) All securities in which the Fund invests shall be permissible for the Fund under the Illinois Insurance Code. The Illinois Insurance Code provides that investments of a separate account, like the Fund, are free of the restrictions or provisions generally applicable to insurance companies under that Code, and does not currently provide any special investment restrictions applicable to separate accounts. However, no investment permitted under the Illinois Insurance Code is thereby exempted from the other investment restrictions specified under this caption.

     (11) The Fund will not invest in companies for the purpose of exercising control or management.

     (12) The Fund will not invest in the securities of other investment companies.

     (13) The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (14) The Fund will not make short sales of securities.

     (15) The Fund will not invest in corporate debt (other than commercial paper) or preferred stock that is rated lower than one of the three top grades by Moody's Investors Services, Inc. or Standard & Poor's Corporation and the Fund will not invest in commercial paper rated lower than one of the two top grades by such rating agencies.

                             FEDERAL INCOME TAX STATUS

INTRODUCTION

     The Contracts are designed for use by individuals in connection with Qualified Plans under the Code. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin, the type of retirement plan or program in connection with which the Contracts are used and the form in which payments are received. The discussion of federal income taxes contained in this Prospectus, which focuses on rules applicable to Contracts purchased under this Prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.

THE FRANKLIN

     The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

     Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

     Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Fund and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund. However, if changes in the federal tax laws or interpretations thereof result in The Franklin being taxed on income or gains attributable to the Fund, then The Franklin may impose a charge against the Fund (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

THE CONTRACTS: QUALIFIED PLANS

  The manner in which payments received under a Contract are taxed for federal income tax purposes depends on the form of payment. If payments are received in the form of an annuity, then, in general, under Section 72 of the Code, such payment is taxable to the recipient as ordinary income to the extent that such payment exceeds the portion, if any, of the cost basis of the Contract that is allocable to that payment. A payment received on account of partial redemption of an annuity contract generally is taxable in whole or part. The taxation of a partial redemption is governed by complex rules and a qualified tax advisor should be consulted prior to a proposed partial redemption. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Qualified Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

     Generally, payment of the proceeds of a Qualified Contract in a lump sum instead of in the form of an annuity, either at or before maturity, also is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the Qualified Contract. Taxation may be deferred, however, to the extent, if any, that "rollover" treatment is available and elected for a particular distribution.

     Under a provision of federal income tax law effective for Contracts entered into after October 21, 1988, distributions from a Contract are generally not subject to aggregation with distributions from other annuity contracts issued by The Franklin (or its affiliates) for the purpose of determining the taxability of distributions not in the form of an annuity.

     The Qualified Contracts are designed for use in connection with several types of Qualifed Plans, as described generally below.

A.   QUALIFIED PENSION, PROFIT-SHARING AND ANNUITY PLANS

     Under pension and profit-sharing plans that qualify under Section 401(a) of the Code and annuity purchase plans that qualify under Section 403(a) of the Code (collectively "Corporate Qualified Plans"), amounts contributed by an employer to the Corporate Qualified Plan on behalf of an employee and any gains thereon are not, in general, taxable to the employee until distribution. Generally, the cost basis of an employee under a Corporate Qualified Plan will equal the amount of non-deductible contributions, if any, that the employee made to the Corporate Qualified Plan. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

     The Code imposes an additional tax of 10% on the taxable portion of any early withdrawal from a Corporate Qualified Plan made by a Variable Annuitant before age 59-1/2, death, or disability. The additional income tax on early withdrawals will not apply however to certain distributions including (a) distributions beginning after separation from service that are part of a series of substantially equal periodic payments made at least annually for the life of the Variable Annuitant or the joint lives of the Variable Annuitant and his or her Beneficiary, and (b) distributions made to Variable Annuitants after attaining age 55 and after separating from service. Further, additional penalties may apply to distributions made on behalf of a "5-percent owner" (as defined by Section 416(i)(1)(B) of the Code).

     If a lump sum payment of the proceeds of a Contract qualifies as a "lump sum distribution" under the Code, special tax rules (including limited capital gain and income averaging treatment in some circumstances) may apply.

B.   H.R. 10 PLANS (SELF-EMPLOYED INDIVIDUALS)

     Self-employed persons (including members of partnerships) are permitted to establish and participate in Corporate Qualified Plans under Sections 401(a) and 403(a) of the Code. Corporate Qualified Plans in which self-employed persons participate are commonly referred to as "H.R. 10 Plans."

     The tax treatment of annuity payments and lump sum payments received in connection with an H.R. 10 Plan is, in general, subject to the same rules described in "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above. Some special rules apply, however, in the case of self-employed persons which, for example, affect certain "lump sum distribution" and "rollover" rules.

C.   SECTION 403(b) ANNUITIES

     Section 403(b) of the Code permits public schools and other tax-exempt organizations described in Section 501(c) (3) of the Code to purchase annuity contracts for their employees subject to special tax rules.

     If the requirements of Section 403(b) are satisfied, amounts contributed by the employer to purchase an annuity contract for an employee, and any gains thereon, are not, subject to certain limitations, taxable to the employee until distributed to the employee. However, these payments may be subject to

FICA (Social Security) taxes.  Generally, the cost basis of an employee under a
Section 403(b) annuity contract will equal the amount of any non-deductible contributions the employee made toward the contract plus any employer contributions that were taxable to the employee because they exceeded excludable amounts.

     Federal tax law imposes limitations on distributions from Section 403(b) annuity contracts. Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement in connection with a Section 403(b) annuity contract will be permitted only (1) when an employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled or (2) in the case of hardship. A withdrawal made in the case of hardship may not include income attributable to the contributions. However, these limitations generally do not apply to distributions which are attributable to assets held as of December 31, 1988. In general, therefore, contributions made prior to January 1, 1989, and earnings on such contributions through December 31, 1988, are not subject to these limitations. In addition, these limitations do not apply to contributions made other than by a salary reduction agreement. A number of questions exist concerning the application of these rules. Anyone considering a withdrawal from a Contract issued in connection with a Section 403(b) annuity plan should consult a qualified tax advisor.

     The 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Section 403(b) annuity contracts.

D.   INDIVIDUAL RETIREMENT ANNUITIES

     1.   SECTION 408(b) INDIVIDUAL RETIREMENT ANNUITIES

     Under Sections 408(b) and 219 of the Code, special tax rules apply to Individual Retirement Annuities. As described below, certain contributions to such annuities (other than Rollover Contributions) are deductible within certain limits and the gains on contributions (including Rollover Contributions) are not taxable until distributed. Generally, the cost basis in an Individual Retirement Annuity will equal the amount of non-deductible contributions (other than rollovers), if any, made to the Individual Retirement Annuity. Under special rules, all individual retirement plans will be treated as one plan for purposes of these rules.

     Section 408(b) sets forth various requirements that an annuity contract must satisfy before it will be treated as an Individual Retirement Annuity. Although final regulations that interpret some of these requirements have been adopted, other regulations have been proposed that interpret the additional requirement that, under a Section 408(b) Individual Retirement Annuity, the premiums may not be fixed. These proposed regulations, which contain certain ambiguities, may, of course, be changed before they are issued in final form. ACCORDINGLY, WHILE THE FRANKLIN BELIEVES THAT THE CONTRACTS OFFERED BY THIS PROSPECTUS MEET THE REQUIREMENTS OF SECTION 408(b), THE FINAL REGULATIONS AND THE CURRENTLY PROPOSED REGULATIONS THEREUNDER, THERE CAN BE NO ASSURANCE THAT THE CONTRACTS QUALIFY AS INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408(b) PENDING THE ISSUANCE OF COMPLETE FINAL REGULATIONS UNDER THAT CODE SECTION.

     Individuals who are not "active participants" in an employer-related retirement plan described in Section 219(g) of the Code will, in general, be allowed to contribute to an Individual Retirement Annuity and to deduct a maximum of $2,000 annually (or 100% of the individual's compensation if less). This deduction is phased out at certain income levels for individuals who are active participants in employer-related retirement plans. These income levels vary depending on an individual's marital and tax filing status and are scheduled to gradually increase in the future. Individuals who may not make deductible contributions to an Individual Retirement Annuity may, instead, make non-deductible contributions (up to the applicable maximum described above) on which earnings will accumulate on a tax-deferred basis. If the Individual Retirement Annuity includes non-deductible contributions, distributions will be divided on a pro rata basis between taxable and non-taxable amounts. Special rules apply if, for example, an individual contributes to an Individual Retirement Annuity for his or her own benefit and to another Individual Retirement Annuity for the benefit of his or her spouse.

     Individual Retirement Annuities are subject to limitations on the time when distributions must commence. In addition, the 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Individual Retirement Annuities, except that the circumstances in which the penalty tax will not apply are different in certain respects. Further, for any year in which a Contract Owner borrows any money under or by use of the Individual Retirement Annuity, the Contract ceases to qualify under Section 408(b), and an amount equal to the fair market value of the Contract as of the first day of such year will be includible in the Contract Owner's gross income for such year.

     The sale of a Contract for use with an Individual Retirement Annuity may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with Individual Retirement Annuities will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the Individual Retirement Annuity or their purchase. A Qualified Contract issued in connection with an Individual Retirement Annuity will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with Individual Retirement Annuities.

     2.   SECTION 408(k) SIMPLIFIED EMPLOYEE PENSIONS

     An Individual Retirement Annuity described in Section 408(b) of the Code that also meets the special requirements of Section 408(k) qualifies as a Simplified Employee Pension. Under a Simplified Employee Pension, employers may contribute to the Individual Retirement Annuities of their employees subject to the limitations in Section 408(j). An employee may exclude the employer's contribution on his or her behalf to a Simplified Employee Pension from gross income subject to certain limitations. Elective deferrals under a Simplified Employee Pension are to be treated like elective deferrals under a cash or deferred arrangement under Section 401(k) of the Code and are subject to a $7,000 limitation, adjusted for inflation. In general, the employee may also contribute and deduct an additional amount not in excess of the lesser of (a) $2,000 or (b) 100% of compensation, subject to the phaseout discussed above, if the Simplified Employee Pension meets the qualifications for an Individual Retirement Annuity.

     In general, except as stated in this section, the rules discussed in "Section 408(b) Individual Retirement Annuities," immediately above, apply to a Simplified Employee Pension.

INCOME TAX WITHHOLDING

     Withholding of federal income tax is generally required from distributions from Qualified Plans or Contracts issued in connection therewith, to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts: Qualified Plans," above, regarding the taxation of Distributions.

     Federal income tax is generally required to be withheld from all or any portion of a Distribution made on or after January 1, 1993 that constitutes an "eligible rollover distribution." An "eligible rollover distribution" generally includes any distribution from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code except for (i) a distribution which is one of a series of substantially equal periodic instalments payable at least annually for the life (or over the life expectancy) of the Variable Annuitant or for the joint lives (or over the joint life expectancies) of the Variable Annuitant and his or her Beneficiary, or for a specified period of 10 years or more or (ii) a minimum distribution required pursuant to Section 401(a)(9) of the Code and (iii) an amount which is not includible in gross income (for example, the return of non-deductible contributions). Any eligible rollover distribution which is not rolled over directly from a Section 401(a) qualified trust, a
Section 403(a) qualified annuity plan or a Section 403(b) qualified annuity contract to an "eligible retirement plan" is subject to mandatory federal income tax withholding in an amount equal to 20% of the eligible rollover distribution. An "eligible retirement plan" generally includes a qualified trust described in
Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code, an individual retirement account described in Section 408(a) of the Code or an Individual Retirement Annuity described in Section 408(b) of the Code. Mandatory federal income tax withholding is required even if the Variable Annuitant receives an eligible rollover distribution and rolls it over within 60 days to an eligible retirement plan. Federal income tax is not required to be withheld from any eligible rollover distribution which is rolled over directly from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code to an eligible retirement plan.

     Except with respect to certain payments delivered outside the United States or any possession of the United States, federal income tax is not required to be withheld from any Distribution which does not constitute an eligible rollover distribution, if the Variable Annuitant or Beneficiary properly elects in accordance with the prescribed procedures not to have withholding apply. In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution which is not an eligible rollover distribution depends upon the type of payment being made. Generally, in the case of a periodic payment which is not an eligible rollover distribution, the amount to be withheld from such payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of a nonperiodic payment which is not an eligible rollover distribution, the amount to be withheld is generally equal to 10% of the amount of the Distribution.

     The applicable federal law pertaining to income tax withholding from Distributions is complex and contains many special rules and exceptions in addition to the general rules summarized above. Special rules apply, for example, if the Distribution is made to the surviving spouse of a Variable Annuitant or if the Distribution is an eligible rollover distribution from a qualified annuity contract under Section 403(b) of the Code. Any Variable Annuitant or Beneficiary considering a Distribution should consult a qualified tax advisor.
                                     MANAGEMENT

     The Fund is managed by a Board of Managers elected annually by the Contract Owners. The Board of Managers currently has four members. The members of the Board of Managers also serve as the Board of Managers of Franklin Life Variable Annuity Fund B, a separate account of The Franklin having investment objectives similar to the Fund but the assets of which are not held with respect to Variable Annuity Contracts accorded special tax treatment, and of Franklin Life Money Market Variable Annuity Fund C, a separate account of The Franklin having investments in money market securities.

     The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers. Under the Rules and Regulations, the Board of Managers is authorized to take various actions on behalf of the Fund, including the entry into contracts for the purpose of services with respect to the Fund under circumstances where the approval of such contracts is not required to be submitted to the Contract Owners. Subject to the authority of the Board of Managers, officers and employees of The Franklin are responsible for overall management of the Fund's business affairs.

                                   VOTING RIGHTS

     All Contract Owners will have the right to vote upon:

     (1) The initial approval of any investment management agreement and any amendment thereto.

     (2)  Ratification of an independent auditor for the Fund.

     (3) Any change in the fundamental investment policies or fundamental investment restrictions of the Fund.

     (4) Election of members of the Board of Managers of the Fund (cumulative voting is not permitted).

     (5) Termination of the investment management agreement (such termination may also be effected by the Board of Managers).

     (6)  Any other matter submitted to them by the Board of Managers.

     The number of votes which a Contract Owner may cast as to any Contract, except after the initial Annuity Payment Date, is equal to the number of Accumulation Units credited to the Contract. With respect to any Contract as to which Annuity Payments measured by Annuity Units have commenced, the Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the Variable Annuity obligations related to such Contract, divided by (ii) the value of an Accumulation Unit. Accordingly, the voting rights of a Contract Owner will decline during the Annuity Payment period as the amount of assets in the Fund required to meet the Annuity Payments decreases and, in addition, will decline as the value of an Accumulation Unit increases. Fractional votes will be counted.

     An employee covered by an H.R. 10 Plan, if not the Contract Owner, will have the right to instruct the Contract Owner with respect to all votes attributable to the Contract. An employee covered by a Contract issued in connection with a qualified pension or profit-sharing plan described in Section 401 of the Code will have the right to instruct the Contract Owner with respect to votes attributable to his or her payments to the plan, if any, and, to the extent authorized by the terms of the plan, with respect to any additional votes under the Contract. If Annuity Payments are being made under an annuity to a person who is not a Contract Owner, that person will have the right to instruct the Contract Owner with respect to votes attributable to the amount of the assets in the Fund to meet the Annuity Payments related to the Contract.

     Contract Owners will cast votes with respect to which instructions have been received in accordance with such instructions. Votes with respect to which employees, Variable Annuitants or other persons to whom payments are being made under a Contract are entitled to instruct the Contract Owner, but for which the Contract Owner has received no instructions, shall be cast by the Contract Owner for or against each proposal to be voted on in the same proportion as votes for which instructions have been received by such Contract Owner. If no one is entitled to instruct the Contract Owner, or if the Contract Owner receives no instructions, all votes which the Contract Owner is entitled to cast may be cast at his or her sole discretion. Neither the Fund nor The Franklin has any duty to inquire as to the instructions received or the authority of the Contract Owner to cast such votes; except to the extent that the Fund or The Franklin has actual knowledge to the contrary, the votes cast by Contract Owners will be considered valid and effective as among the Fund, The Franklin and other persons having voting rights with respect to the Fund.

     Should assets be maintained in the Fund with respect to contracts other than those offered by this Prospectus, contract owners under such contracts would be entitled to vote, and their votes would be computed in a similar manner. Assets maintained by The Franklin in the Fund in excess of the amounts attributable to the Contracts or other contracts of The Franklin will entitle The Franklin to vote and its vote would be computed in a similar manner. The Franklin will cast its votes in the same proportion as the votes cast by Contract Owners and the owners of such other contracts.

     The number of votes which each Contract Owner may cast at a meeting shall be determined as of a record date to be chosen by the Board of Managers within 120 days of the date of the meeting. At least 20 days' written notice of the meeting will be given to Contract Owners of record. To be entitled to vote or to receive notice, a Contract Owner must have been such on the record date.

                           DISTRIBUTION OF THE CONTRACTS

     Franklin Financial Services Corporation ("Franklin Financial") serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts pursuant to a Sales Agreement with the Fund. The Sales Agreement is described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin.

     The Fund no longer offers new Contracts. Commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under the Contracts to a maximum of 5% of such Stipulated Payments.

                                  STATE REGULATION

     As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

     In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the laws of Illinois in determining permissible investments for The Franklin.

     For certain provisions of Illinois law applicable to the Fund's investments, see "Investment Policies and Restrictions of the Fund," above.

                                 REPORTS TO OWNERS

     The Franklin will mail to the Contract Owner, at the last known address of record at the Home Office of The Franklin, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement showing the then Cash Value of his or her Contract.

                                FUNDAMENTAL CHANGES

     Upon compliance with applicable law, including obtaining any necessary affirmative vote of Contract Owners in each case: (a) the Fund may be operated in a form other than as a "management company" under the Investment Company Act of 1940 (including operation as a "unit investment trust"); (b) the Fund may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required; or (c) the provisions of the Contracts may be modified to assure qualification under the pertinent provisions of the Code or to comply with other applicable federal or state laws. In the event of any such fundamental change, The Franklin may make appropriate amendments to the Contracts to give effect to such change or take such other action as may be necessary in this respect.

     The Board of Managers of the Fund, and the respective Board of Managers of each of Franklin Life Variable Annuity Fund B ("Fund B") and Franklin Life Money Market Variable Annuity Fund C ("Fund C"), have approved resolutions whereby Contract Owners will be asked during 1998 to approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) the Fund will be restructured into a single unit investment trust consisting of three subaccounts; (ii) the assets of each of the Fund, Fund B and Fund C will be liquidated and the proceeds transferred to one of the three subaccounts in the restructured Fund (so that the interests of Contract Owners and of Fund B and Fund C contract owners will continue as interests in the restructured Fund); and
(iii) each subaccount will invest exclusively in shares of a specified mutual fund portfolio.

     Contract Owners will be provided with a proxy statement describing the Reorganization in detail. If the Reorganization is approved, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in a number of units in a subaccount of the restructured Fund having a value equal to the value of that Contract Owner's interest in a Fund immediately prior to the Reorganization.

                                YEAR 2000 TRANSITION

     Like all financial services providers, The Franklin utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. The Franklin and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on The Franklin. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 transition implementation. The Franklin currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that The Franklin will be successful, or that interaction with other service providers will not impair The Franklin's services at that time.

                                 LEGAL PROCEEDINGS

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. The Franklin is a defendant in certain purported class action lawsuits. These claims are being defended vigorously by The Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Franklin nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Fund or on The Franklin's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on The Franklin's results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

     The Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, The Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Fund or on The Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.


                               REGISTRATION STATEMENT

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

           OTHER VARIABLE ANNUITY CONTRACTS; EFFECT OF NON-QUALIFICATION

     The Franklin may offer, under other prospectuses, other variable annuity contracts having interests in the Fund and containing different terms and conditions from those offered hereby. All such other contracts, however, will be designed for use in connection with certain Qualified Plans or as Individual Retirement Annuities.

     The Franklin will not knowingly permit moneys which are not "tax-benefited" to be allocated to the Fund. The Franklin will transfer any portion of a Contract allocated to the Fund to the general account of The Franklin, less a deduction for federal income taxes payable on the portion so transferred, if, at any time, the plan or arrangement with respect to which the Contract was sold fails to meet the requirements of the Code. The Franklin will promptly notify the Contract Owner of such transfer. The Contract Owner may elect to (1) leave the funds so transferred in the general account, (2) redeem his Contract, or (3) apply the funds so transferred to the purchase of a variable annuity contract offered by Franklin Life Variable Annuity Fund B. See "Redemption," and "Transfers to Other Contracts," above.

               TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                        PAGE IN STATEMENT OF
                                                       ADDITIONAL INFORMATION
-----------------------------------------------------------------------------
General Information  . . . . . . . . . . . . . . . . .          2
Investment Objectives. . . . . . . . . . . . . . . . .          2
Limitations on Settlement Options. . . . . . . . . . .          2
Management . . . . . . . . . . . . . . . . . . . . . .          4
Investment Advisory and Other Services . . . . . . . .          6
Distribution of The Contracts. . . . . . . . . . . . .          7
Portfolio Turnover and Brokerage . . . . . . . . . . .          8
Safekeeper of Securities . . . . . . . . . . . . . . .          9
Legal Matters. . . . . . . . . . . . . . . . . . . . .          9
Experts. . . . . . . . . . . . . . . . . . . . . . . .          9
Index to Financial Statements. . . . . . . . . . . . .        F-1


PROSPECTUS








FRANKLIN LIFE
VARIABLE ANNUITY FUND A



INDIVIDUAL VARIABLE ANNUITY CONTRACTS
FOR USE WITH CERTAIN QUALIFIED
PLANS AND TRUSTS ACCORDED SPECIAL
TAX TREATMENT AND AS INDIVIDUAL
RETIREMENT ANNUITIES


ISSUED BY
THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

-------------------------------------------------------------------------------

                         Complete and return this form to:


The Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713
Attention:  Box 1018
(800) 528-2011, extension 2591


Please send me the Statement of Additional Information dated April 30, 1998 for Franklin Life Variable Annuity Fund A.


-------------------------------------------------------------------------------
                                      (Name)


-------------------------------------------------------------------------------
                                      (Street)


-------------------------------------------------------------------------------
(City)                               (State)                         (Zip Code)
-------------------------------------------------------------------------------

                                 APPENDIX C

                    FRANKLIN LIFE VARIABLE ANNUITY FUND B
                                 PROSPECTUS

FRANKLIN LIFE VARIABLE ANNUITY FUND B

PROSPECTUS          INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                    (NOT USED IN CONNECTION WITH QUALIFIED
                    TRUSTS OR PLANS) ISSUED BY

                         #1 Franklin Square
                         Springfield, Illinois 62713
                         Telephone (800) 528-2011

     THIS PROSPECTUS DESCRIBES INDIVIDUAL IMMEDIATE AND DEFERRED VARIABLE ANNUITY CONTRACTS PROVIDING ANNUITY INSTALLMENTS FOR LIFE COMMENCING ON A MATURITY DATE SELECTED BY THE CONTRACT OWNER; OTHER SETTLEMENT OPTIONS ARE ALSO PROVIDED. THE BASIC PURPOSE OF THE VARIABLE CONTRACTS IS TO PROVIDE ANNUITY PAYMENTS WHICH WILL VARY WITH THE INVESTMENT PERFORMANCE OF FRANKLIN LIFE VARIABLE ANNUITY FUND B (THE "FUND"). THE FUND NO LONGER OFFERS NEW CONTRACTS.

     THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM APPRECIATION OF CAPITAL THROUGH INVESTMENT APPRECIATION AND THE RETENTION AND REINVESTMENT OF INCOME. THERE IS NO ASSURANCE THAT THIS OBJECTIVE WILL BE ATTAINED. GENERALLY, THE FUND'S INVESTMENTS WILL CONSIST OF EQUITY SECURITIES, MAINLY COMMON STOCKS.

                         ----------------------------------

  THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND AND THE FRANKLIN IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 1998, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST. A STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED FROM THE FRANKLIN BY WRITING TO THE ADDRESS (ATTENTION: BOX 1018) OR CALLING THE TELEPHONE NUMBER (EXTENSION 2591) SET FORTH ABOVE OR BY RETURNING THE REQUEST FORM ON THE BACK COVER OF THIS PROSPECTUS. CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS SET FORTH ON PAGE 37 OF THIS PROSPECTUS.

                        -----------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
             EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
            ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                       TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         -----------------------------------

                   THE DATE OF THIS PROSPECTUS IS APRIL 30, 1998.

                                  TABLE OF CONTENTS

                                                                            Page
Special Terms..............................................................   3
Table of Deductions and Charges............................................   5
Summary....................................................................   7
Per-Unit Income and Changes in Accumulation Unit Value.....................   9
Introduction...............................................................  10
Description of the Separate Account........................................  11
Deductions and Charges Under the Contracts.................................  11
      A.   Sales and Administration Deductions.............................  11
      B.   Premium Taxes...................................................  14
      C.   Mortality and Expense Risk Charge...............................  14
      D.   Investment Management Service Charge............................  15
      E.   Transfers to Other Contracts....................................  15
      F.   Miscellaneous...................................................  15
The Contracts..............................................................  15
      A.   General.........................................................  15
      B.   Deferred Variable Annuity Accumulation Period...................  17
      C.   Annuity Period..................................................  25
Investment Policies and Restrictions of the Fund...........................  27
Federal Income Tax Status..................................................  30
Management.................................................................  33
Voting Rights..............................................................  33
Distribution of the Contracts..............................................  34
State Regulation...........................................................  34
Reports to Owners..........................................................  34
Fundamental Changes........................................................  34
Year 2000 Transition.......................................................  35
Legal Proceedings..........................................................  35
Registration Statement.....................................................  36
Other Variable Annuity Contracts...........................................  36
Table of Contents of Statement of Additional Information...................  37

--------------------------------------------------------------------------------

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON HAS BEEN AUTHORIZED BY THE FRANKLIN LIFE INSURANCE COMPANY, FRANKLIN FINANCIAL SERVICES CORPORATION OR FRANKLIN LIFE VARIABLE ANNUITY FUND B TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                    SPECIAL TERMS

The following is a glossary of certain terms used in this Prospectus:

ACCUMULATION UNIT-A measure used to determine the value of a Contract Owner's interest in the Fund prior to the initial Annuity Payment Date.

ANNUITY PAYMENT DATE-The date the first monthly Annuity Payment is to be made to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS-Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, Annuity Payments may be paid to a Beneficiary after the death of a Variable Annuitant.

ANNUITY UNIT-A measure used to determine the value of Annuity Payments after the first.

BENEFICIARY-The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE-The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE-The Internal Revenue Code of 1986, as amended.

CONTRACT-An individual variable annuity contract issued by Franklin Life Variable Annuity Fund B that is offered by this Prospectus.

CONTRACT ANNIVERSARY-An anniversary of the Effective Date of the Contract.

CONTRACT OWNER-The Contract Owner is the individual Variable Annuitant to whom the contract is issued or his or her assignee, or if an owner other than the Variable Annuitant is designated in the application for the Contract, such other person. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all Contracts which depend in whole or in part on the investment performance of the Fund.

CONTRACT YEAR-Each year starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE-The date shown on the Schedule Page of the Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY-An annuity contract which provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

HOME OFFICE-The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY-An annuity contract described in Section 408(b) of the Code.

PERIODIC STIPULATED PAYMENT CONTRACT-An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

SETTLEMENT OPTION OR OPTIONS-Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SINGLE STIPULATED PAYMENT CONTRACT-An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS-The payment or payments provided to be made to The Franklin under a Contract.

THE FRANKLIN-The Franklin Life Insurance Company, an Illinois legal reserve stock life insurance company.

VALUATION DATE-Each date as of which the Accumulation Unit value is determined. This value is determined on each day (other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund) in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, as of the close of trading on that day.

VALUATION PERIOD-The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT-Any natural person with respect to whom a Contract has been issued and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY-An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                           TABLE OF DEDUCTIONS AND CHARGES

Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases (as a
  percentage of purchase payments)

     Single Stipulated Payment Contract      5.00%

     Periodic Stipulated Payment Contract    15.00% to 1.00% (for a Contract
                                             with a stipulated payment period of
                                             12 or more years; 4.33% aggregate
                                             over all years for a 12-year
                                             Contract)

                                             10.00% to 3.00% (for a Contract
                                             with a stipulated payment period of
                                             9 to 11 years; 4.44% aggregate over
                                             all years for a 9-year Contract)

                                             6.00% to 3.00% (for a Contract with
                                             a stipulated payment period of 6 to
                                             8 years; 4.50% aggregate over all
                                             years for a  6-year Contract)

                                             4.00% to 3.00% (for a Contract with
                                             a stipulated payment period of 2 to
                                             5 years; 4.00% aggregate over all
                                             years for a 2-year Contract)

  Administration Fee (as a percentage of
  purchase payment)

     Single Stipulated Payment Contract      $100

     Periodic Stipulated Payment Contract    0.00% to 10.00% (for a Contract
                                             with a stipulated payment period of
                                             12 or more years; 4.67% aggregate
                                             over all years for a 12-year
                                             Contract)

                                             3.00% to 10.00% (for a Contract
                                             with a stipulated payment period of
                                             9 to 11 years; 4.44% aggregate over
                                             all years for a 9-year Contract)

                                             3.00% to 6.00% (for a Contract with
                                             a stipulated payment period of 6 to
                                             8 years; 4.50% aggregate over all
                                             years for a 6-year Contract)

                                             3.00% to 5.00% (for a Contract with
                                             a stipulated payment period of 2 to
                                             5 years; 5.00% aggregate over all
                                             years for a 2-year Contract)

Annual Expenses
(as a percentage of average net assets)

   Management Fees                           0.44%
   Mortality and Expense Risk Fees
    Mortality Fees                           0.90%
    Expense Risk Fees                        0.10%
                                             -----

   Total Annual Expenses                     1.44%

Example


If you surrender your contract at the end of the applicable
time period:                                                     1 year    3 years   5 years   10 years
  You would pay the following expenses on a
  $1,000 investment, assuming 5% annual
  return on assets:

  Single Stipulated Payment Contract                             $ 162      $ 189     $ 217      $ 297

  Periodic Stipulated Payment Contracts:

    Stipulated Payment Period:
    12 years or more                                             $ 162      $ 189     $ 217      $ 297

    9 to 11 years                                                $ 162      $ 189     $ 217      $ 297

    6 to 8 years                                                 $ 123      $ 151     $ 180      $ 263

    2 to 5 years                                                 $ 103      $ 131     $ 162      $ 247

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The Table of Deductions and Charges is intended to assist Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Additional deductions may be made from Stipulated Payments for any premium taxes payable by The Franklin on the consideration received from the sale of the Contracts. See "Premium Taxes," below. For a more detailed description of such fees and expenses, see "Deductions and Charges under the Contracts," below. The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Fund averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

                                       SUMMARY

THE CONTRACTS

     The individual variable annuity contracts (the "Contracts") being offered by this Prospectus are designed for retirement planning for individuals. They are not designed for use in connection with employer-related plans or qualified plans and trusts (including Individual Retirement Annuities) accorded special tax treatment under the Code. The basic purpose of the Contracts is to provide Annuity Payments which will vary with the investment performance of Franklin Life Variable Annuity Fund B (the "Fund"). The Contracts provide Annuity Payments for life commencing on an initial Annuity Payment Date selected by the Contract Owner; other Settlement Options are provided. In the event of death prior to the initial Annuity Payment Date, the contract value is paid to the Beneficiary. Periodic Stipulated Payment Contracts and Single Stipulated Payment Contracts are offered. See "Introduction," and "The Contracts," below. At any time within 10 days after receipt of a Contract, the Contract Owner may return the Contract and receive a refund of any premium paid on the Contract. Additional refund rights apply to Periodic Stipulated Payment Contracts having a Stipulated Payment Period of more than five years. See "Withdrawal by the Contract Owner," below.

     Contracts held by a person (such as a corporation or partnership) who is not a natural person are subject to special federal income tax treatment and the income on such Contracts allocable to Stipulated Payments made after February 28, 1986 may, subject to certain exceptions, be taxable to the Contract Owner in the year earned. This special rule does not apply to Contracts held by natural persons. See "Federal Income Tax Status," below.

THE FUND AND ITS INVESTMENT OBJECTIVES

     The Fund is an open-end diversified management investment company. The primary investment objective of the Fund is long-term appreciation of capital through investment appreciation and retention and reinvestment of income. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The value of investments held in the Fund is subject to the risk of changing economic conditions as well as the risk inherent in management's ability to anticipate such changes. See "Investment Policies and Restrictions of the Fund," below.

INVESTMENT ADVISER; PRINCIPAL UNDERWRITER

     The Franklin Life Insurance Company ("The Franklin"), an Illinois legal reserve stock life insurance company, acts as investment adviser to the Fund. The Franklin is engaged in the writing of ordinary life policies, annuities and income protection policies. Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin, is the principal underwriter for the Fund. The Franklin is an indirect wholly-owned subsidiary of American General Corporation. See "Investment Management Service Charge," and "Distribution of the Contracts," below.

DEDUCTIONS AND CHARGES

The deductions and charges applicable to a Contract are illustrated in the Table of Deductions and Charges that appears immediately before this summary. In the case of Periodic Stipulated Payment Contracts, a deduction, which varies depending upon the length of the Stipulated Payment period agreed upon in the Contract and the Contract Year with respect to which the payment is scheduled to be made, is made for sales and administrative expenses. Over the entire life of a 12-year Periodic Stipulated Payment Contract, total deductions equal to 4.33% of all periodic payments are made for sales expenses and total deductions equal to 4.67% of all periodic payments are made for administrative expenses (for a combined total of 9%); the combined total deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (4.76% for sales expenses and 5.13% for administrative expenses). During the first four years of a 12-year contract, however, combined total deductions amount to 17.65%. In the case of a Single Stipulated Payment Contract, a deduction equal to 5% of the total single payment is made for sales expenses and a deduction of $100 is made for administrative expenses (for a combined total, in the case of a minimum Single Stipulated Payment Contract sold, of 9%). In the case of a minimum Single Stipulated Payment Contract sold, the combined deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (5.49% for sales expenses and 4.40% for administrative expenses). Any applicable state or local taxes on the Stipulated Payments (currently, up to 5%) also are deducted from the Single or Periodic Stipulated Payments. The amount remaining after deductions is allocated to the Fund. See "Sales and Administration Deductions," "Transfers to Other Contracts," and "Premium Taxes," below.

     The Contracts include The Franklin's undertaking that deductions for sales and administrative expenses will not be increased regardless of the actual expenses incurred, and that the Variable Annuity Payments will be paid for the lifetime of the Variable Annuitant (and, in the case of a joint and last survivor annuity, for the joint lives of the persons specified) commencing on the selected initial Annuity Payment Date based on the mortality assumptions contained in the Contract, regardless of the actual mortality experience among the Variable Annuitants. In exchange for these undertakings, a charge of 1.002% of net asset value on an annual basis is made daily against the Fund
(consisting of 0.900% for The Franklin's assurances of annuity rates or mortality factors and 0.102% for The Franklin's assurances of expense factors). A charge of 0.438% of net asset value on an annual basis is also made daily against the Fund for investment management services by The Franklin. The charges for annuity rate assurances, expense assurances and investment management services thus aggregate 1.440% of net asset value on an annual basis. See "Mortality and Expense Risk Charge," and "Investment Management Service Charge," below.

MINIMUM PERMITTED INVESTMENT

     The minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the periodic Stipulated Payment (after an initial $20 payment) is currently $10 ($120 on an annual basis). See "Purchase Limits," below.

NEW CONTRACTS NO LONGER BEING ISSUED

      The Fund no longer issues new Contracts.

REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, may redeem all or part of the Contract and receive the Cash Value (equal to the number of Accumulation Units credited to the part of the Contract redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received less federal income tax withholding, if applicable. For information as to Accumulation Units, see "Value of the Accumulation Unit," below. Subject to certain limitations, the Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Federal tax penalties may apply to certain redemptions. See "Redemption," "Transfers to and from Other Contracts," "Settlement Options, "The Contracts," and "Federal Income Tax Status," below.

TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate Contracts the Cash Value of which has been less than $500 for three years if the Stipulated Payments in the amount of $120 have not been made in each of the three contract years of such period, but The Franklin has agreed not to exercise this right in certain cirumstances. See "Termination by The Franklin," below.

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                         OUTSTANDING THROUGHOUT EACH YEAR)

The financial information in this table for each of the three years in the period ended December 31, 1997 has been audited by Ernst & Young LLP, independent auditors. The financial information in this table for each of the two years in the period ended December 31, 1994 was audited by Coopers & Lybrand L.L.P., independent accountants. This table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                       YEAR ENDED DECEMBER 31
                               ----------------------------------------------------------------------------------------------------
                                  1997      1996      1995      1994      1993       1992     1991      1990      1989      1988
                               ----------------------------------------------------------------------------------------------------
Investment Income                 $2.025    $1.777    $2.043    $1.569    $1.305    $1.120    $1.197    $1.303    $1.271    $1.102
Expenses                           1.447     1.169      .935      .850      .841      .766      .691      .595      .541      .463
                               ----------------------------------------------------------------------------------------------------
Net Investment income               .578      .608     1.108      .719      .464      .354      .506      .708      .730      .639
Net realized and unrealized
   gain (loss) on securities      23.136    13.251    14.278     (.943)    1.697     1.236    13.776    (1.871)    7.822      .016
                               ----------------------------------------------------------------------------------------------------
Net change in accumulation
   unit value                     23.714    13.859    15.386     (.224)    2.161     1.590    14.282    (1.163)    8.552      .655
Accumulation unit value:
   Beginning of year              86.875    73.016    57.630    57.854    55.693    54.103    39.821    40.984    32.432    31.777
                               ----------------------------------------------------------------------------------------------------
End of year                     $110.589   $86.875   $73.016   $57.630   $57.854   $55.693   $54.103   $39.821   $40.984   $32.432
                               ----------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------------

Ratio of expenses to average
   net assets                      1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%
Ratio of net investment income
   to average net assets            .58%      .75%     1.71%     1.22%      .80%      .67%     1.05%     1.71%     1.94%     1.99%
Portfolio turnover rate             .67%     3.35%    22.26%    82.18%    61.50%    60.64%    24.18%    28.41%    64.08%    81.20%
Number of accumulation units
   outstanding at end of year     16,323    18,648    21,059    23,165    26,542    29,973    31,205    48,192    53,877    61,038
                               ----------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------------

                                FINANCIAL STATEMENTS

     The Financial Statements for the Fund and The Franklin and the reports of the independent auditors and accountants for the Fund and The Franklin are included in the Statement of Additional Information.

                                    INTRODUCTION

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B

                  INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE FRANKLIN LIFE INSURANCE COMPANY

     The Contracts offered by this Prospectus are designed primarily to assist in retirement planning for individuals. They are not designed for use in connection with employer-related plans or qualified plans and trusts (including Individual Retirement Annuities) accorded special tax treatment under the Code. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date; other Settlement Options are available. The amount of the Annuity Payments will vary with the investment performance of the assets of the Fund, a separate account which has been established by The Franklin Life Insurance Company ("The Franklin") under Illinois insurance law. For the primary investment objective of the Fund, see "Investment Policies and Restrictions of the Fund," below.

     Pursuant to this Prospectus, The Franklin offers two types of Contracts: those under which Annuity Payments to the Variable Annuitant commence immediately-"Immediate Variable Annuities"-and those under which Annuity Payments to the Variable Annuitant commence in the future-"Deferred Variable Annuities." Deferred Variable Annuities may be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities may only be purchased with a single Stipulated Payment.

     The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its Home Office is located at #1 Franklin Square, Springfield, Illinois 62713.

     American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American
General is 2929 Allen Parkway, Houston, Texas 77019-2155.

     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

     The Contract Owner may elect to have a portion of the Stipulated Payment or Payments applied by The Franklin for the purchase of a Fixed-Dollar Annuity. Fixed-Dollar Annuity Contracts do not, however, participate in the Fund and the Contracts are transferred to the general account of The Franklin. In cases where both a Fixed-Dollar and a Variable Annuity are provided under the same Contract, either annuity may be terminated and the Cash Value obtained or other Settlement Option elected by the Contract Owner, at any time prior to commencement of annuity instalments by The Franklin; under these circumstances, the other annuity may be continued in effect, provided that the annual Stipulated Payment allocated to the other annuity satisfies The Franklin's usual underwriting practices. These practices presently require that each periodic Stipulated Payment (other than the first payment, which must be at least $20) which purchases the Variable Annuity be at least $10. See generally "Redemption," and "Settlement Options," below.

     Unless otherwise indicated in this Prospectus, the discussion of the Contracts herein refers to Variable Annuity Contracts, or to the Variable Annuity portion in cases where both a Variable and a Fixed-Dollar Annuity are provided in the same Contract, and not to any Fixed-Dollar Annuity. Provisions relating to a Fixed-Dollar Annuity and a Variable Annuity are separate, and neither is dependent upon the other in its operations.

     The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the Contract forms, which are filed with the Securities and Exchange Commission as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of which this Prospectus is a part.

                         DESCRIPTION OF THE SEPARATE ACCOUNT

     The Fund was established as a separate account on April 1, 1970 by resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code. The Fund is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not involve supervision of the management or investment practices or policies of the Fund or of The Franklin by the Commission. The Board of Managers of the Fund must be elected annually by Contract Owners. A majority of the members of the Board of Managers are persons who are not otherwise affiliated with The Franklin. See "Management," below. The Fund meets the definition of a "Separate Account" under the federal securities laws.

     Under the provisions of the Illinois Insurance Code: (i) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (ii) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. These assets are held with relation to the Contracts described in this Prospectus and such other Variable Annuity contracts as may be issued by The Franklin and designated by it as participating in the Fund.
All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.

     The Franklin is taxed as a "life insurance company" under the Code. The Fund is subject to tax as part of The Franklin for federal income tax purposes. However, the operations of the Fund are considered separately from the other operations of The Franklin in computing The Franklin's tax liability and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The operations of the Fund are treated separately from the other operations of The Franklin for accounting and financial statement purposes. Under existing law, no federal income tax is payable by The Franklin on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.


                      DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

     The Franklin deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the sales deductions may not fully cover all of the sales and distribution expenses actually incurred by The Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

A.   SALES AND ADMINISTRATION DEDUCTIONS

     Deductions will be made as follows for sales expenses with respect to the Contracts and administrative expenses with respect to the Contracts and the
Fund:

     (1) Under Single Stipulated Payment Contracts, a deduction of $100 is made from the single payment for administrative expenses. In addition, a sales expense deduction of 5% of the total payment is made from the single Stipulated Payment. In the case of the minimum Single Stipulated Payment Contract sold (which is $2,500), the combined deductions for administrative expenses and sales expenses amount to 9.89% of the net amount invested (5.49% for sales expenses and 4.40% for administrative expenses) assuming no premium taxes are applicable.

     (2) Under Periodic Stipulated Payment Contracts, a sales and administration deduction is made from each Stipulated Payment. The amount of the deduction varies depending upon the length of the stipulated payment period agreed upon in the Contract and the Contract Year with respect to which a payment is scheduled to be made. The deductions are applied whether the Stipulated Payment is made on time or in arrears. Prepayments will not be accepted. The following tables indicate the deductions made:

                                             STIPULATED PAYMENT PERIOD OF 12 OR MORE YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                           SALES      ADMINISTRATION      TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR      DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1             17.65%          0.00%         17.65%            15%             0%            15%
          2 to 4            5.88%         11.76%         17.65%             5%            10%            15%
             5              5.56%          5.56%         11.11%             5%             5%            10%
          6 to 10           3.19%          3.19%          6.38%             3%             3%             6%
    11 or subsequent        1.04%          3.13%          4.17%             1%             3%             4%
    AGGREGATE OVER ALL
       YEARS FOR A
    12-YEAR CONTRACT:       4.76%          5.13%          9.89%          4.33%          4.67%             9%

                                             STIPULATED PAYMENT PERIOD OF 9-11 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR      DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION       DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1             11.78%          5.88%         17.65%            10%             5%            15%
             2              5.88%         11.76%         17.65%             5%            10%            15%
          3 to 4            5.56%          5.56%         11.11%             5%             5%            10%
          5 to 11           3.19%          3.19%          6.38%             3%             3%             6%
    AGGREGATE OVER ALL
       YEARS FOR A
    9-YEAR CONTRACT:        4.88%          4.88%          9.76%          4.44%          4.44%          8.89%

                                             STIPULATED PAYMENT PERIOD OF 6-8 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                              AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR       DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1              6.74%          5.62%         12.36%             6%             5%            11%
             2              5.62%          6.74%         12.36%             5%             6%            11%
         3 to 4             5.56%          5.56%         11.11%             5%             5%            10%
      5 or subsequent       3.19%          3.19%          6.38%             3%             3%             6%
     AGGREGATE OVER ALL
        YEARS FOR A
      6-YEAR CONTRACT:      4.95%          4.95%          9.89%          4.50%          4.50%             9%

                                              STIPULATED PAYMENT PERIOD OF 2-5 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR       DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
         1 to 4             4.40%          5.49%          9.89%             4%             5%             9%
            5               3.19%          3.19%          6.38%             3%             3%             6%
   AGGREGATE OVER ALL
      YEARS FOR A
    2-YEAR CONTRACT:        4.40%          5.49%          9.89%             4%             5%             9%

NOTE: The foregoing tables assume that no premium taxes are payable in the jurisdiction in question. See discussion under "Premium Taxes," below. Percentage figures may not add due to rounding.

     Deductions for sales expenses are made pursuant to a Sales Agreement with Franklin Financial Services Corporation ("Franklin Financial"). See "Distribution of the Contracts," below, and in the Statement of Additional Information. Deductions for administrative expenses, and for mortality and expense risk assurances discussed under "Mortality and Expense Risk Charge," below, are made pursuant to an Administration Agreement dated March 23, 1972 between the Fund and The Franklin. The Administration Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     The Franklin will not accept more than the stipulated dollar amounts of payments on any Contract except in the case of a Contract having a Stipulated Payment period of 12 or more years. In the case of monthly Stipulated Payment Contracts, where the Stipulated Payment per month (subsequent to the initial payment) is less than $20, the initial monthly payment must be at least $20, and the total payments to be received during the first Contract Year will be twelve times the amount of the Stipulated Payment per month (subsequent to the initial payment). This will be done either by ending the first Contract Year earlier than twelve months after the receipt of the initial Stipulated Payment or by omitting certain monthly payments which otherwise would follow the initial payment. The purpose of this procedure is to prevent the imposition of total deductions over the life of the contract in an amount in excess of the amounts set forth in the tables above opposite the items "Aggregate over all years" for sample Contracts.

     The table below illustrates, in the case of assumed Contracts for 10 years and for 15 years providing for stipulated monthly payments amounting to $50 per month, the allocation of the cumulative payments and deductions at the end of certain specified periods of time. In Contracts for less than nine years, the amounts deducted from the earlier Stipulated Payments are less than those deducted from the Stipulated Payments in the earlier periods for the Contracts illustrated in the table, and, accordingly, in those Contracts proportionately more of the total Stipulated Payments would be invested at the end of one, two and five years than in the case of the illustrations given.

10 YEAR CONTRACT

AT THE END OF. . . . . . . . .              10 YEARS                 1 YEAR                   2 YEARS                 5 YEARS
                                         (120 PAYMENTS)           (13 PAYMENTS)            (25 PAYMENTS)           (61 PAYMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                      Amount            %     Amount            %       Amount           %     Amount         %
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PAYMENTS . . . . . . . . .    $6,000.00     100.00%     $650.00     100.00%     $1,250.00    100.00%   $3,050.00     100.00%
DEDUCT:
 SALES EXPENSE DEDUCTION . . . .       258.00       4.30%       62.50       9.61%         92.50      7.40%      169.50      5.555%
 ADMINISTRATION DEDUCTION. . . .       258.00       4.30%       35.00       5.39%         92.50      7.40%      169.50      5.555%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DEDUCTIONS. . . . . . . .    $  516.00       8.60%     $ 97.50      15.00%     $  185.00     14.80%   $  339.00     11.110%
NET AMOUNT INVESTED. . . . . . .    $5,484.00      91.40%     $552.50      85.00%     $1,065.00     85.20%   $2,711.00     88.890%

15 YEAR CONTRACT

AT THE END OF . . . . . . . . .             15 YEARS                 1 YEAR                   2 YEARS                5 YEARS
                                         (180 PAYMENTS)           (13 PAYMENTS)            (25 PAYMENTS)          (61 PAYMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                      Amount            %     Amount            %       Amount           %     Amount            %
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PAYMENTS . . . . . . . . .    $9,000.00     100.00%     $650.00     100.00%     $1,250.00    100.00%   $3,050.00     100.00%
DEDUCT:
 SALES EXPENSE DEDUCTION . . . .       330.00       3.67%       92.50      14.23%        122.50      9.80%      211.50      6.935%
 ADMINISTRATION DEDUCTION. . . .       390.00       4.33%        5.00       0.77%         65.00      5.20%      211.50      6.935%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DEDUCTIONS. . . . . . . .    $  720.00       8.00%     $ 97.50      15.00%     $  187.50     15.00%   $  423.00     13.870%
NET AMOUNT INVESTED. . . . . . .    $8,280.00      92.00%     $552.50      85.00%     $1,062.50     85.00%   $2,627.00     86.130%

NOTE: The foregoing table assumes that no premium taxes are payable in the jurisdiction in question. See the discussion under "Premium Taxes," below. The percentages shown are percentages of the total payments made.

     The total deductions made in respect of sales expenses of Franklin Financial in 1995, 1996 and 1997 were $825, $370 and $402, respectively, and all such amounts were retained on behalf of Franklin Financial.

     The administration deductions are designed to cover the actual expenses of administering the Contracts and the Fund. The aggregate dollar amounts of the administration deductions for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,316, $632 and $689, respectively.

B.   PREMIUM TAXES

     At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business and in which it may, after appropriate qualification, offer Contracts.

C.   MORTALITY AND EXPENSE RISK CHARGE

     While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual expenses of the Contracts and the Fund over the maximum administration deductions provided for in the Contracts. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund (except those expenses listed under "Investment Management Service Charge," immediately below, which the Fund will bear). The Franklin assumes these risks for the duration of the Contract and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased beyond the stated maximum with respect thereto regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

     For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) These charges are at the combined annual rate of 1.002% (.002745% on a daily basis), of which .900% is for annuity rate and mortality assurances and .102% is for expense assurances. If the money collected from this charge is not needed, it will be to The Franklin's gain and may be used to cover contract distribution expenses.

     During 1995, 1996 and 1997, The Franklin earned and was paid $14,273, $15,752 and $17,759, respectively, by reason of these charges. Such charges during 1997 were equal to 1.002% of average net assets.

D.   INVESTMENT MANAGEMENT SERVICE CHARGE

     The Franklin acts as investment manager of the Fund. For acting as such, The Franklin makes a charge against the Fund at the annual rate of 0.438% of the Fund's assets, computed by imposing a daily charge of 0.0012% against the value of the Accumulation Unit and of the Annuity Unit in determining those values. The investment management services are rendered and the charge is made pursuant to an Investment Management Agreement executed and dated January 31, 1995, pursuant to approval by the Contract Owners at their annual meeting held on April 17, 1995, and renewal to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The Investment Management Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     During 1995, 1996 and 1997, The Franklin earned and was paid $6,240, $6,886 and $7,765, respectively, under the Investment Management Agreement then in effect.

E.   TRANSFERS TO OTHER CONTRACTS

     Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. Franklin Life Variable Annuity Fund A and Franklin Life Money Market Variable Annuity Fund C, other separate accounts of The Franklin funding Variable Annuity contracts, no longer issue new Variable Annuity contracts.

     It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Contract, another annuity contract or life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) is advised to consult a qualified tax advisor prior to the time of redemption. Contract Owners who are not natural persons should also consider whether such a redemption would cause them to lose certain advantages applicable to stipulated payments made on or before February 28, 1986. See "Federal Income Tax Status-The Contracts," below.

F.  MISCELLANEOUS

     The Fund's total expenses for 1997 were $25,524, or 1.440% of average net assets during 1997.

                                   THE CONTRACTS

A.   GENERAL

     Certain significant provisions of the Contracts and administrative practices of The Franklin with respect thereto are discussed in the following paragraphs.

     Contract Owner inquiries may be directed to the Equity Administration Department of The Franklin at the address or telephone number set forth on the cover of this Prospectus.

     1.  ANNUITY PAYMENTS

     Variable Annuity Payments are determined on the basis of (i) an annuity rate table specified in the Contract, which reflects the age and sex of the Variable Annuitant and the type of Settlement Option selected, and (ii) the investment performance of the Fund. In the case of Deferred Variable
Annuities, the annuity rate table is set forth in the Contract. In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. The amount of the Annuity Payments will not be affected by mortality experience adverse to The Franklin or by an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

     2. DECREASE BY CONTRACT OWNER IN AMOUNT OF PERIODIC STIPULATED PAYMENTS; INCREASE BY CONTRACT OWNER IN NUMBER OF PERIODIC STIPULATED PAYMENTS

     Stipulated Payments can be paid on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment is due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue. Subject to the limitations described under "Purchase Limits," below, the amount of a periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due. Submission of a Stipulated Payment in an amount less than that of the previous Stipulated Payment, subject to the aforesaid purchase limits, will constitute notice of the election of the Contract Owner to make such change. After such a decrease, the Contract Owner is permitted to increase his periodic Stipulated Payments up to, but not in excess of, the amount originally provided in the Contract. Unless otherwise agreed to by The Franklin, the mode of Stipulated Payment may be changed only on a Contract Anniversary.

     In the case of Contracts having a Stipulated Payment period of 12 years or more, the Contract Owner may continue making Stipulated Payments after the agreed amount of Stipulated Payments has been made, subject to the limitation that no more than twice the amount of Stipulated Payments specified in the Contract will be received by The Franklin, and The Franklin reserves the right not to accept the Stipulated Payments after age 75. The deductions for sales and administrative expenses from these additional Stipulated Payments will be that applicable to Stipulated Payments in the final agreed year for Stipulated Payments as set forth in the table as to Stipulated Payment periods of 12 or more years under "Sales and Administration Deductions," above. No similar privilege is available with respect to Contracts having a Stipulated Payment period of less than 12 years.

     3.  ASSIGNMENT OR PLEDGE

     A Contract may be assigned by the Contract Owner or pledged by him or her as collateral security as provided in the Contract. The Franklin will make Contract loans only as provided under "Contract Loans," below. Assignments or pledges of the Contract and Contract loans will be treated as distributions that may be taxable. Moreover, in certain instances, pledges or assignments of the Contract and Contract Loans may result in the imposition of certain tax penalties. See "Federal Income Tax Status-The Contracts," below.

     Persons contemplating the assignment or pledge of a Contract are advised to consult a qualified tax advisor concerning the federal income tax consequences thereof.

     4.  PURCHASE LIMITS

     No single Stipulated Payment may be less than $2,500. Currently, no periodic Stipulated Payment may be less than $120 on an annual basis, $60 on a semiannual basis, and $30 on a quarterly basis; and, in the case of monthly Stipulated Payment contracts, the initial payment must be at least $20 and each subsequent periodic payment at least $10. Under the terms of the Contract, The Franklin may increase the minimum periodic Stipulated Payment to $20 ($240 on an annual basis).

     5.  TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate any Contract if total Stipulated Payments paid are less than $120 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Valueis less than $500 at the end of such three-year period. Under the terms of the Contract, The Franklin may terminate such Contract if total Stipulated Payments paid are less than $240 in each of such three consecutive Contract Years and if the Cash Value is less than $500 at the end of such three-year period. The Franklin must give 31 days' notice by mail to the Contract Owner of such termination. The Franklin will not exercise any right to terminate such Contract if the value of the Contract declines to less than $500 as a result of a decline in the market value of the securities held by the Fund.

     Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less federal income tax withholding and any indebtedness, if applicable. For certain tax consequences upon such payment, see "Federal Income Tax Status," below.

     6.  WITHDRAWAL BY THE CONTRACT OWNER

     A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid.

     In addition, with respect to any Periodic Stipulated Payment Contract having a Stipulated Payment period of more than five years, The Franklin will send to the Contract Owner of such Contract, within 60 days after the Date of Issue, a statement of charges to be deducted from the Stipulated Payments and a notice of the right to withdraw from the Contract, which may be exercised by surrendering the Contract within 45 days after the mailing of the notice. In the case of such surrender, the Contract Owner will be entitled to the Cash Value of the Contract, plus an amount, payable by The Franklin or by Franklin Financial Services Corporation, distributor of the Contracts, equal to the difference between the gross payments made on the Contract and the net amount invested. The Franklin has guaranteed the obligations of Franklin Financial Services Corporation in this respect and accordingly, in connection with The Franklin's ability to meet these obligations, the financial statements of The Franklin contained herein should be considered. Payments upon such surrender may be subject to federal income tax withholding and federal tax penalties.
See "Income Tax Withholding," below and "Federal Income Tax Status-The Contracts," below.

     Any request for revocation or withdrawal must be made by mailing or hand-delivering the Contract and a written request for revocation or withdrawal within the applicable time period either to The Franklin Life Insurance Company, Cashiers Department, #1 Franklin Square, Springfield, Illinois 62713, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

     7.   NEW CONTRACTS NO LONGER BEING ISSUED

     The Fund no longer issues new Contracts.

B.   DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

     1. CREDITING ACCUMULATION UNITS; DEDUCTIONS FOR SALES AND ADMINISTRATIVE EXPENSES

     During the accumulation period-the period before the initial Annuity Payment Date-deductions from Stipulated Payments for sales and administrative expenses are made as specified under "Deductions and Charges Under the Contracts," above. In addition, any applicable premium taxes, also as specified above under that caption, are deducted from the Stipulated Payments. The balance of each Stipulated Payment is credited to the Contract Owner in the form of Accumulation Units.

     The number of a Contract Owner's Accumulation Units is determined by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which the Stipulated Payment is received, except that, in the case of the original application for a Variable Annuity Contract, the value of an Accumulation Unit within two business days after receipt of the application will be used if the application and all information necessary to process the application are complete upon receipt. If the application and such information are not complete upon receipt, The Franklin, within five days after the receipt of an original application and initial payment at the Home Office of The Franklin, will attempt to complete the application and will either accept the application or reject the application and return the initial payment.

     The number of Accumulation Units so determined will not be changed by any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Fund.

     2.  VALUATION OF A CONTRACT OWNER'S CONTRACT

     The Cash Value of a Contract at any time prior to the initial Annuity Payment Date can be determined by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Home Office of The Franklin information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

     3.  VALUE OF THE ACCUMULATION UNIT

     The value of an Accumulation Unit was set at $10 effective July 1, 1971. Accumulation Units currently are valued each Valuation Date (each day in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund, as of the close of trading on that day). After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. The value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

     At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of the Fund for the Valuation Period. Such rate is equal to (i) accrued investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Fund (adjusted by a deduction for the payment of any applicable state or local taxes as to the income or capital gains of the Fund) divided by (ii) the value of the assets of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

     The net investment rate for the Valuation Period is then determined by deducting, currently, .003945% (1.440% on an annual basis) for each day of the Valuation Period as a charge against the gross investment rate. This charge is made by The Franklin for providing investment management services, annuity rate or mortality assurances and expense assurances. See "Deductions and Charges Under the Contracts," above.

     The net investment factor for the Valuation Period is the sum of 1.00000000 plus the net investment rate for the Valuation Period ("Net Investment
Factor").

     The net investment rate may be negative if the combined capital losses, Valuation Period deductions and increase in the tax reserve exceed investment income and capital gains. Thus, the Net Investment Factor may be less than 1.00000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

     4.  VALUATION OF FUND ASSETS

     In determining the value of the assets of the Fund, each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on such day, then thevalue of such security is taken to be the current bid price at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the current bid price on the Valuation Date. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

     5.  REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, may redeem the Contract in whole, or in part, by submission of the Contract and a written request for its redemption to The Franklin's Home Office, and will receive the Cash Value of the part of the Contract redeemed. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in the limited circumstances described below, the payment of the Cash Value will be made within seven days after the date a properly completed and documented request for redemption is received by The Franklin at its Home Office. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the Securities and Exchange Commission by order may permit to protect Contract Owners.

     Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity, a request for partial redemption, if no other indication is obtained from the Contract Owner, will be treated as a pro rata request for partial redemption of the Variable Annuity and the Fixed-Dollar Annuity.

     In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

     The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Status," below.

     6.  PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

     In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, death benefits payable to the surviving beneficiary will be paid by The Franklin within seven days of receipt by The Franklin of written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date; if such date is not a Valuation Date, the determination will be made on the next following Valuation Date. There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. For the method of valuation of Accumulation Units, see "Crediting Accumulation Units; Deductions for Sales and Administration Expenses," above.

     The Code imposes certain distribution requirements which affect the payment of death benefits. See "Settlement Options," below. Subject to these requirements, the Contract Owner may, at any time prior to the initial Annuity Payment Date, elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract

Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, payment will be made to the Beneficiary in a single sum.

     Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both.

     The payment of death proceeds may be subject to federal income tax withholding. See "Income Tax Withholding," below.

     7.  OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

     Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to the right of The Franklin to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:

     (a) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or

     (b) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

     If no option is elected by the Contract Owner within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

     Under a single stipulated payment deferred contract, the Contract Owner may terminate his Contract and exercise any of the Settlement Options described below at any time prior to the initial Annuity Payment Date.

     8.  REINSTATEMENT (AS TO PERIODIC STIPULATED PAYMENT CONTRACTS)

     A Contract Owner, by making one Stipulated Payment, may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits. Following reinstatement, the Contract Owner may exercise any of the options upon failure to make Stipulated Payments or Settlement Options described herein. Sales and administration deductions from Stipulated Payments made upon or after reinstatement will be equivalent to those that would have been made if the payments had been made at the time originally stipulated.

     9. CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF BENEFICIARIES

     While the Contract is in force the Contract Owner may (by filing a written request at the Home Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options.

If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant, the proceeds will be paid in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

    10.  SETTLEMENT OPTIONS

    At any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of the Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.

    Annuity Payments under a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due under the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if so designated by the Contract Owner, by the Beneficiary), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.

    Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.

    Available Settlement Options may be selected on a fixed or variable basis or a combination thereof, except the Seventh Option, which is available on a fixed basis only. Under an Option which is paid on a fixed basis, there is no sharing in the investment experience of the Fund and, upon commencement of payments, participation in the Fund terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

    The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.

    In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

    Persons contemplating election of the Fifth, Sixth or Seventh Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract or proceeds remaining on deposit with The Franklin.

    In general, certain distribution requirements are imposed by the Code in the case of annuity contracts issued after January 18, 1985 in order for the contracts to qualify as "annuity contracts" under the Code. Certain questions exist about the application of these rules to distributions from the Contracts and their effect on Settlement Option availability thereunder.

    Under these distribution requirements, if the Contract Owner of a Contract issued after January 18, 1985 dies on or after the date Annuity Payments commence but before the entire interest in the Contract has been distributed, then the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of his or her death. Also, if the Contract Owner of such a Contract dies before the commencement of Annuity Payments, then the entire interest in the Contract must be distributed within five years after the date of death. Under a special exception, this 5-year distribution rule is deemed satisfied if (i) any portion of the Contract Owner's interest is payable to a designated beneficiary, (ii) that interest is distributed to the designated beneficiary over the life of such beneficiary (or over a period not extending beyond the beneficiary's life expectancy) and (iii) such distributions begin not later than one year after the death of the Contract Owner. If the designated beneficiary is the surviving spouse of the Contract Owner and such surviving spouse dies before Annuity Payments to the spouse commence, the surviving spouse will be treated as the Contract Owner for purposes of these distribution rules. Also, if the Contract Owner is not an individual, then the Variable Annuitant shall be treated as the Contract Owner in applying these distribution requirements and a change in the Variable Annuitant shall be treated as the death of the Contract Owner.

    The effect of the distribution requirements described above is that, in the case of Contracts issued after January 18, 1985, Settlement Option availability will be limited as necessary to comply with the applicable distribution rules. For example, under these rules, it appears that the First Option (Life Annuity) would not be available to a designated beneficiary under such a Contract unless distributions to the beneficiary begin not later than one year after the date of the Contract Owner's death. Other Settlement Options may be restricted or unavailable as well under the distribution rules. All Settlement Options under Contracts issued after January 18, 1985 are offered subject to the limitations of the distribution rules. Persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

    FIRST OPTION-LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant. This Option offers the maximum level of monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

    SECOND OPTION-LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN. An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The cash value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

    THIRD OPTION-UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

    For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:

 $10,000
(------ - (30.55 X 10)) X $2.05 = (5,000 - 305.5) X $2.05 = 4,694.5 X $2.05 = $9,623.73
  $2.00

    FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.


    FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. An amount payable monthly to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

    It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options, above, if, and to the extent, such other Options are otherwise available to such person.

    SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. The amount due will be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

    Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, immediately above, which applies in its entirety to the Sixth Option as well.

    SEVENTH OPTION-INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of its election.

  11. TRANSFER OF FIXED-DOLLAR ANNUITY VALUES TO ACQUIRE VARIABLE ANNUITY ACCUMULATION UNITS


    Where a Deferred Variable Annuity and a Fixed-Dollar Annuity have been issued on the same Contract, on any Contract Anniversary during the accumulation period of the Contract, the Contract Owner may have the unloaned cash value of his Fixed-Dollar Annuity transferred in whole or in part to his Variable Annuity to purchase Variable Annuity Accumulation Units at net asset value, without any sales or administrative deductions. However, any such partial transfer of cash value must be at least $500. (A similar privilege, but available four times in one contract year, permits transfer of Variable Annuity Accumulation Unit values to establish values under a Fixed-Dollar Annuity issued on the same Contract.)

  12.  CONTRACT LOANS

    While the Contract is in force, prior to the initial Annuity Payment Date or the death of the Variable Annuitant, The Franklin will make a contract loan on the sole security of the Contract.

    Upon receiving a request for a contract loan, The Franklin will convert Accumulation Units under the Contract to a fixed-dollar contract loan account in an amount necessary to provide a sufficient "loan value" for the proposed loan. The maximum amount which may be borrowed on a Contract (the "loan value") is that amount which, when added to any existing contract loan and interest on the total contract loan to the next Contract Anniversary, will equal what the Cash Value of the contract loan account would be on such anniversary. The Contract, except to the extent so converted, has no loan value and The Franklin will not make loans or arrange for the making of loans thereon.

    The Accumulation Units in the contract loan account do not participate in the investment experience of the Fund, but receive interest credits at the rate then paid by The Franklin upon Fixed-Dollar Annuity accumulations. At the current time, that rate is 4-1/2% per annum during the first five contract years, 4% per annum for the sixth through tenth contract years, and 3-1/2% per annum thereafter.

    Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity under the same Contract, unless he otherwise indicates, a contract loan request will be considered a request for a loan on each annuity and will be allocated pro rata according to the loan values available under each annuity.

    Whenever the total contract loan is equal to or exceeds the Cash Value, the Contract shall terminate, but in no event shall such termination take effect until 31 days after notice shall have been mailed to the last known address of the Contract Owner and any known assignee.

    On Contracts currently being issued in South Carolina the interest rate on the principal of the contract loan is 7.4% per annum payable in advance to the end of the current Contract Year, and annually in advance thereafter. In all other states the rate is adjustable. This means that the rate may be changed each policy year, effective on the Contract Anniversary. The adjustable loan interest rate will be reflective of the rates then available to The Franklin for corporate bonds as indicated by the "Moody's Corporate Bond Yield Average." Interest not paid when due will be added to the principal of the loan and bear the same rate of interest. Upon a repayment of the contract loan prior to the date through which interest has been paid in advance, the Contract Owner will receive a pro rata credit for the unearned interest.

    It should be noted that the annual rate of interest charged on contract loans is in excess of the interest credited by The Franklin upon the contract loan account; thus, there is, in effect, a continuing net charge against the Contract Owner of the difference between the two rates while the contract loan is outstanding.

     The whole or any part of the contract loan may be repaid at any time while the Contract is in force prior to its maturity. Where variable Accumulation Units have been converted into a contract loan account prior to the making of a contract loan, repayments of the loan will result in the conversion of accumulation units under the contract loan account to variable Accumulation Units at net asset value without any sales or administration deduction, unless the Contract Owner elects that such conversion shall not take place. The Contract Owner has the power to designate whether a payment made by him or her is to be applied as a Stipulated Payment (within the limitations on Stipulated Payments set forth under "Annuity Payments," above, "Decrease by Contract Owner in Amount of Periodic Stipulated Payments; Increase by Contract Owner in Number of Periodic Stipulated Payments," above) or as a repayment in the contract loan account. In the case of payments by a Contract Owner having a contract loan outstanding which are not identified, The Franklin will make inquiry as to the intention of the Contract Owner.

    Contract loans will be treated as distributions that may be taxable. See "Federal Income Tax Status," below. Any Contract Owner contemplating obtaining a contract loan is advised to consult a qualified tax advisor concerning the possibly unfavorable federal income tax treatment of contract loan proceeds and interest payments with respect thereto.

C.  ANNUITY PERIOD

    1. ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY PAYMENTS

    (a)  DEFERRED VARIABLE ANNUITY CONTRACTS

    A Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

    (b)  IMMEDIATE VARIABLE ANNUITY CONTRACTS

    The Franklin offers three forms of Immediate Variable Annuity Contracts: the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement Options," above.

    Under an Immediate Variable Annuity, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

    2.  THE ANNUITY UNIT

    The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected on a variable basis.

    The value of the Annuity Unit as of July 1, 1971 was fixed at $1.00 and for each day thereafter is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3-1/2%. The division by 1.0 plus an interest factor of 3-1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3-1/2% per year which is built into the annuity tables specified in the Contract.

    See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts Only)," below, and "Assumed Net Investment Rate," below.

    Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

    3. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

    When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.

    The Contract utilizes tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

    The tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3-1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3-1/2% for the Separate Account. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

    The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, there will be a double effect of the investment experience of the Fund during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's Contract on the initial Annuity Payment Date and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset values of the Fund approximately 10 days prior to the initial Annuity Payment Date even though changes in those net asset values have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts Only)," immediately below.

    Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

    4. AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

      The number of Annuity Units credited to a Contract on the initial Annuity Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then value of an Annuity Unit.

     5. DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY CONTRACTS ONLY)

     In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after deductions for sales and administrative expenses and premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and (2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

    Annuity Units are valued as of a Valuation Date not less than 10 days prior to the date of issue of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of the Fund approximately 10 days prior to the Date of Issue of the Contract, even though changes in those net asset values have occurred during that 10-day period.

    As of the date of this Prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4-1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Date of Issue in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants).

    The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3-1/2%.

    6.  ASSUMED NET INVESTMENT RATE

    The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3-1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3-1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                  INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

    The following are the fundamental investment policies of the Fund:

    (1) The primary objective of the Fund in making investments is long-term appreciation of capital. Occasional investment for the purpose of seeking short-term capital appreciation may also be made.

    (2) Realization of current investment return is a secondary objective, subordinate to the primary objective.

    (3) Any investment income and realized capital gains (net of any capital gains tax) will be retained and reinvested.

    (4) The Fund's policy is to be substantially fully invested. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The purchase of common stocks may be made both in rising and declining markets. When it is determined, however, that investments of other types may be advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants.

    (5) Temporary investments may be made in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to fundamental restriction (3), below) and other similar securities, pending investment in the above mentioned securities.

    While The Franklin is obligated to make Annuity Payments in accordance with selected Settlement Options, the amount of the Annuity Payments is not guaranteed but is a variable amount. Since, historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation and growth in the economy, the Annuity Payments under a Variable Annuity should tend to conform more closely to changes in the cost of living and the level of the economy than payments under a Fixed-Dollar Annuity would do. However, there is no assurance that this objective can be attained. There have been times when the cost of living has increased while securities prices have decreased and times when the cost of living and the level of the economy have gone up or down with no direct correlation to the value of securities in general or to any particular type or class of securities. The value of investments held in the Fund will fluctuate daily and is subject to the risk of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in those conditions. The value of investments in common stock has historically fluctuated more greatly than the value of investments in securities such as bonds, debentures, notes, other evidences of indebtedness, preferred stock and certificates of deposit, and hence investments in common stocks offer greater opportunities for appreciation and greater risk of depreciation. There is no assurance that the Cash Value of the Contract during the years prior to the Variable Annuitant's retirement or the aggregate amount received during the years following the initial Annuity Payment Date will equal or exceed the Stipulated Payments on the Contract.

    The investment policies of the Fund include a provision that investments may be made in securities other than common stocks if they are advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation. No assurance can be given, however, that investment in such other securities will accomplish such objectives.
Investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, and may also be made in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants. Funds may also be temporarily invested in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to certain restrictions) and other similar securities, pending long-term investment. Although debt securities and preferred stocks of the type in which the Fund would invest are generally considered to present less risk than common stocks, the value of such securities is subject to market fluctuations as a result of money market rates, the demand for such securities and factors relating to the individual issuers of such securities. In the event the Fund invests in such securities, such factors may limit the ability of the Fund to convert such securities to cash and reinvest in other types of securities. Historically, the Fund has not invested significant amounts in debt securities or preferred stocks except for short-term investments in debt securities pending ultimate long-term application of funds for investment purposes.

     The following are the fundamental investment restrictions applicable to the
Fund:

     (1) The Fund will not concentrate its investments in any one industry or group of related industries, and no more than 25% of the value of the Fund's assets will be invested in any one industry or group of related industries.

     (2) The Fund will not issue senior securities, except that the Fund may borrow money as set forth in paragraph (3) immediately below.

     (3) The Fund will not borrow money except for temporary or emergency purposes from banks, and any such borrowings will not be used to purchase investment securities and will not exceed 5% of the value of the Fund's assets.

     (4) The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if sold, it might be deemed to be an underwriter for purposes of the Securities Act of 1933. No such securities will be acquired except where parties other than the Fund shall have agreed to bear any and all costs of registration under the Securities Act of 1933. (However, it should be noted that even though an agreement to register has been obtained, enforcement of such an agreement may prove unfeasible or may involve delays which could adversely affect the Fund's ability to resell such securities or the price at which such securities might be resold.) No more than 10% of the value of the Fund's assets will at any time be invested in such securities.

     (5) The Fund will not engage in the purchase and sale of interests in real estate, except that the Fund may engage in the purchase and sale of readily marketable interests in real estate investment trusts or similar securities, which may be deemed to represent indirect interests in real estate.

     (6) The Fund will not engage in the making of loans to other persons, except that the Fund may acquire privately placed corporate debt securities of a type customarily purchased by institutional investors. Such securities, if required to be registered under the Securities Act of 1933 prior to public distribution, will be included in the 10% limitation specified in fundamental restriction (4), above. The foregoing does not restrict the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of such securities.

     (7) The Fund will not engage in the purchase or sale of commodities or commodity contracts.

     (8) The Fund will not purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, if such purchase would cause more than 5% of the Fund's assets to be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation.

     (9) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 10% limitation.

     The fundamental investment policies and the fundamental investment restrictions stated above may not be changed without approval by a vote of a majority of the votes available to the Contract Owners. This means that the policies or restrictions in question may not be changed without the approval of the lesser of (a) the Contract Owners holding 67% or more of the voting power of the Contract Owners present or represented at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (b) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund.

     The following investment restrictions are not fundamental and may be changed by action of the Board of Managers of the Fund:

     (10) All securities in which the Fund invests shall be permissible for the Fund under the Illinois Insurance Code. The Illinois Insurance Code provides that investments of a separate account, like the Fund, are free of the restrictions or provisions generally applicable to insurance companies under that Code, and does not currently provide any special investment restrictions applicable to separate accounts. However, no investment permitted under the Illinois Insurance Code is thereby exempted from the other investment restrictions specified under this caption.

     (11) The Fund will not invest in companies for the purpose of exercising control or management.

     (12) The Fund will not invest in the securities of other investment companies.

     (13) The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (14)  The Fund will not make short sales of securities.

     (15) The Fund will not invest in corporate debt (other than commercial paper) or preferred stock that is rated lower than one of the three top grades by Moody's Investors Services, Inc. or Standard & Poor's Corporation and the Fund will not invest in commercial paper rated lower than one of the two top grades by such rating agencies.

                             FEDERAL INCOME TAX STATUS

INTRODUCTION

     The Contracts are designed for retirement planning for individuals. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin and the form in which payments are received. The discussion of federal income taxes contained in this Prospectus, which focuses on rules applicable to Contracts purchased under this Prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.

THE FRANKLIN

     The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

     Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

     Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Fund and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund. However, if changes in the federal tax laws or interpretations thereof result in The Franklin being taxed on income or gains attributable to the Fund, then The Franklin may impose a charge against the Fund (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

THE CONTRACTS

     Payments received under a Contract are subject to tax under Code Section
72. Under the Code, an increase in the value of the Contract Owner's Contract ordinarily is not taxable to the Contract Owner until received by him or her as annuity payments, a lump sum or a partial redemption. A special rule, however, applies to certain annuity contracts held by a person (such as a corporation or partnership) who is not a natural person. With respect to contributions (i.e., Stipulated Payments) made after February 28, 1986 to a Contract held by a non-natural person, the Contract is not treated as an "annuity contract" for certain federal income tax purposes and the income on the Contract for any taxable year allocable to such contributions is treated as ordinary income taxable to the Contract Owner during such year. This special rule, however, does not apply to any annuity contract which, among other exceptions: (1) is an immediate annuity that is purchased with a single premium or annuity consideration, that has an annuity starting date commencing no later than one year from the date of the purchase of the Contract and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period; (2) is acquired by the estate of a decedent by reason of the decedent's death; or (3) is held by a trust or other entity as an agent for a natural person. Non-natural persons now holding or contemplating the future purchase of a Contract are advised to consult a qualified tax advisor concerning the tax consequences of such holding or purchase.

     If payments under a Contract are received in the form of an annuity, then, in general, each payment is taxable as ordinary income to the extent that such payment exceeds the portion of the cost basis of the annuity contract that is allocable to that payment. Payment of the proceeds of an annuity contract in a lump sum either before or at maturity is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the annuity contract. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

     A payment received on account of a partial redemption of an annuity contract generally is taxable as ordinary income in whole or part. Also, if prior to the initial Annuity Payment Date, (i) an annuity contract is assigned or pledged, (ii) a contract loan is obtained or (iii) a Contract issued after April 22, 1987 is transferred without adequate consideration, then the amount assigned, pledged, borrowed or transferred may similarly be taxable. Special rules may apply with respect to investments in a Contract made before August 14, 1982. Because the applicable tax treatment is complex, a qualified tax advisor should be consulted prior to a partial withdrawal, assignment, pledge, contract loan or contract transfer.

     In addition, under a provision of federal tax law effective for annuity contracts entered into after October 21, 1988, all annuity contracts (other than contracts held in connection with certain qualified plans and trusts (including Individual Retirement Annuities) accorded special treatment under the Code) issued by the same company (or affiliates) to the same contract owner during any calendar year will generally be treated as one annuity contract for the purpose of determining the amount of any distribution not in the form of an annuity that is includable in gross income. This rule may have the effect of causing more rapid taxation of the distributed amounts from such combination of contracts.
It is not certain how this rule will be applied or interpreted by the Internal Revenue Service. In particular, it is not clear if or how this rule applies to Immediate Variable Annuities or "split" annuity arrangements. Accordingly, a qualified tax advisor should be consulted about the application and effect of this rule.

     Further, in general, in the case of a payment received under a Contract, a penalty may be imposed equal to 10% of the taxable portion of the payment. However, the 10% penalty does not apply in various circumstances. For example, the penalty is generally inapplicable to payments that are: (i) made on or after age 59-1/2; (ii) allocable to investments in the Contract before August 14, 1982; (iii) made on or after the death of the Contract Owner (or when the Contract Owner is not an individual, the death of the Variable Annuitant); (iv) made incident to disability; (v) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Variable Annuitant or the joint lives (or joint life expectancies) of the Variable Annuitant and his or her beneficiary; or (vi) made under a Contract purchased with a single premium and which has an annuity starting date commencing no later than one year from the purchase date of the annuity and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period.

     A Contract will not be treated as an annuity contract for purposes of certain Code sections, including Section 72, for any period (and any subsequent period) for which the investments made by the Fund attributableto such Contract are not, in accordance with Code Section 817(h) and the Treasury regulations thereunder, adequately diversified. Although certain questions exist about the diversification standards, The Franklin believes that the Fund presently satisfies those standards and intends that the Fund will continue to be adequately diversified for those purposes.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from those described by the Internal Revenue Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Fund. In addition, The Franklin does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Franklin therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Fund.

     In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires the Contracts to provide that (a) if any Contract Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Contract Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Contract Owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of the deceased Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

     The Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Franklin intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

FUTURE LEGISLATION

     Although the likelihood of legislative change is uncertain, there is always the possiblity that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

INCOME TAX WITHHOLDING

     Withholding of federal income tax is generally required from distributions from the Contracts to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts" immediately above, regarding the taxation of Distributions.
However, except in the case of certain payments delivered outside the United States or any possession of the United States, no withholding is required from any Distribution if the payee properly elects, in accordance with prescribed procedures, not to have withholding apply.

     In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution depends on the type of payment being made. Generally, in the case of periodic payments, the amount to be withheld from each payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of most other Distributions, including partial redemptions and lump sum payments, the amount to be withheld is equal to 10% of the amount of the Distribution.

                                     MANAGEMENT

     The Fund is managed by a Board of Managers elected annually by the Contract Owners. The Board of Managers currently has four members. The members of the Board of Managers also serve as the Board of Managers of Franklin Life Variable Annuity Fund A, a separate account of The Franklin having investment objectives similar to the Fund but the assets of which are held solely with respect to Variable Annuity Contracts used in accordance with certain qualified plans and trusts or individual retirement annuities accorded special tax treatment under the Code, and of Franklin Life Money Market Variable Annuity Fund C, a separate account of The Franklin having investments in money market securities.

     The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers. Under the Rules and Regulations, the Board of Managers is authorized to take various actions on behalf of the Fund, including the entry into contracts for the purpose of services with respect to the Fund under circumstances where the approval of such contracts is not required to be submitted to the Contract Owners. Subject to the authority of the Board of Managers, officers and employees of The Franklin are responsible for overall management of the Fund's business affairs.

                                   VOTING RIGHTS

     All Contract Owners will have the right to vote upon:

     (1) The initial approval of any investment management agreement and any amendment thereto.

     (2)  Ratification of an independent auditor for the Fund.

     (3) Any change in the fundamental investment policies or fundamental investment restrictions of the Fund.

     (4) Election of members of the Board of Managers of the Fund (cumulative voting is not permitted).

     (5) Termination of the investment management agreement (such termination may also be effected by the Board of Managers).

     (6)  Any other matter submitted to them by the Board of Managers.

     The number of votes which a Contract Owner may cast as to any Contract, except after the initial Annuity Payment Date, is equal to the number of Accumulation Units credited to the Contract. With respect to any Contract as to which Annuity Payments measured by Annuity Units have commenced, the Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the Variable Annuity obligations related to such Contract, divided by (ii) the value of an Accumulation Unit. Accordingly, the voting rights of a Contract Owner will decline during the Annuity Payment period as the amount of assets in the Fund required to meet the Annuity Payments decreases and, in addition, will decline as the value of an Accumulation Unit increases. Fractional votes will be counted.

     Should assets be maintained in the Fund with respect to contracts other than those offered by this Prospectus, contract owners under such contracts would be entitled to vote, and their votes would be computed in a similar manner. Assets maintained by The Franklin in the Fund in excess of the amounts attributable to the Contracts or other contracts of The Franklin will entitle The Franklin to vote and its vote would be computed in a similar manner. The Franklin will cast its votes in the same proportion as the votes cast by Contract Owners and the owners of such other contracts.

     The number of votes which each Contract Owner may cast at a meeting shall be determined as of a record date to be chosen by the Board of Managers within 120 days of the date of the meeting. At least 20 days' written notice of the meeting will be given to Contract Owners of record. To be entitled to vote or to receive notice, a Contract Owner must have been such on the record date.

                           DISTRIBUTION OF THE CONTRACTS

     Franklin Financial Services ("Franklin Financial") Corporation serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts pursuant to a Sales Agreement with the Fund. The Sales Agreement is described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin.

     The Fund no longer offers new Contracts. Commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under the Contracts to a maximum of 4% of such Stipulated Payments.

                                  STATE REGULATION

     As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

     In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the laws of Illinois in determining permissible investments for The Franklin.

     For certain provisions of Illinois law applicable to the Fund's investments, see "Investment Policies and Restrictions of the Fund," above.

                                 REPORTS TO OWNERS

     The Franklin will mail to the Contract Owner, at the last known address of record at the Home Office of The Franklin, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement showing the then Cash Value of his or her Contract.

                                FUNDAMENTAL CHANGES

     Upon compliance with applicable law, including obtaining any necessary affirmative vote of Contract Owners in each case: (a) the Fund may be operated in a form other than as a "management company" under the Investment Company Act of 1940 (including operation as a "unit investment trust"); (b) the Fund may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required; or (c) the provisions of the Contracts may be modified to comply with other applicable federal or state laws. In the event of any such fundamental change, The Franklin may make appropriate amendments to the Contracts to give effect to such change or take such other action as may be necessary in this respect.

     The Board of Managers of the Fund, and the respective Board of Managers of each of Franklin Life Variable Annuity Fund A ("Fund A") and Franklin Life Money Market Variable Annuity Fund C ("Fund C"), have approved resolutions whereby Contract Owners will be asked during 1998 to approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) the Fund will be restructured into a single unit investment trust consisting of three subaccounts; (ii) the assets of each of the Fund, Fund A and Fund C will be liquidated and the proceeds transferred to one of the three subaccounts in the restructured Fund (so that the interests of Contract Owners and of Fund A and Fund C contract owners will continue as interests in the restructured Fund); and (iii) each subaccount will invest exclusively in shares of a specified mutual fund portfolio.

     Contract Owners will be provided with a proxy statement describing the Reorganization in detail. If the Reorganization is approved, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in a number of units in a subaccount of the restructured Fund having a value equal to the value of that Contract Owner's interest in a Fund immediately prior to the Reorganization.

                                YEAR 2000 TRANSITION

      Like all financial services providers, The Franklin utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. The Franklin and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on The Franklin. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Franklin currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that The Franklin will be successful, or that interaction with other service providers will not impair The Franklin's services at that time.

                                 LEGAL PROCEEDINGS

      In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. The Franklin is a defendant in certain purported class action lawsuits. These claims are being defended vigorously by The Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Franklin nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Fund or on The Franklin's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on The Franklin's results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

     The Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, The Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Fund or on The Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

                               REGISTRATION STATEMENT

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                          OTHER VARIABLE ANNUITY CONTRACTS

     The Franklin may offer, under other prospectuses, other variable annuity contracts having interests in the Fund and containing different terms and conditions from those offered hereby.

              TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                        PAGE IN STATEMENT OF
                                                       ADDITIONAL INFORMATION
-----------------------------------------------------------------------------
General Information...................................             2
Investment Objectives.................................             2
Management............................................             3
Investment Advisory and Other Services................             4
Distribution of The Contracts.........................             6
Portfolio Turnover and Brokerage......................             7
Safekeeper of Securities..............................             7
Legal Matters.........................................             8
Experts...............................................             8
Index to Financial Statements.........................            F-1

PROSPECTUS

FRANKLIN LIFE
VARIABLE ANNUITY FUND B

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
(NOT FOR USE IN CONNECTION WITH
QUALIFIED TRUSTS OR PLANS)

ISSUED BY
THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

                          Complete and return this form to:

The Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713
Attention:  Box 1018
(800) 528-2011, extension 2591

Please send me the Statement of Additional Information dated April 30, 1998 for Franklin Life Variable Annuity Fund B.

________________________________________________________________________________
                                      (Name)

________________________________________________________________________________
                                     (Street)

________________________________________________________________________________
(City)                                (State)                      (Zip Code)

                                        APPENDIX D

                    FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                                        PROSPECTUS

                              FRANKLIN LIFE MONEY MARKET
                               VARIABLE ANNUITY FUND C


PROSPECTUS                    INDIVIDUAL VARIABLE ANNUITY CONTRACTS





                                   #1 Franklin Square
                                   Springfield, Illinois 62713
                                   Telephone (800) 528-2011



  THIS PROSPECTUS DESCRIBES INDIVIDUAL IMMEDIATE AND DEFERRED VARIABLE ANNUITY CONTRACTS FOR USE AS INDIVIDUAL RETIREMENT ANNUITIES OR IN CONNECTION WITH TRUSTS AND RETIREMENT OR DEFERRED COMPENSATION PLANS WHICH MAY OR MAY NOT QUALIFY FOR SPECIAL FEDERAL TAX TREATMENT UNDER THE INTERNAL REVENUE CODE (SEE "FEDERAL INCOME TAX STATUS'' BELOW FOR MORE INFORMATION). THE BASIC PURPOSE OF THE VARIABLE CONTRACTS IS TO PROVIDE ANNUITY PAYMENTS WHICH WILL VARY WITH THE INVESTMENT PERFORMANCE OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C (THE "FUND''). THE FUND NO LONGER OFFERS NEW CONTRACTS.

  THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM COMPOUNDING OF INCOME THROUGH RETENTION AND REINVESTMENT OF INCOME FROM INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF SHORT-TERM MONEY MARKET SECURITIES YIELDING A HIGH LEVEL OF CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THERE IS NO ASSURANCE THAT THIS OBJECTIVE WILL BE ATTAINED.

  THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND AND THE FRANKLIN IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 1998, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST. A STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED FROM THE FRANKLIN BY WRITING TO THE ADDRESS (ATTENTION: BOX 1018) OR CALLING THE TELEPHONE NUMBER (EXTENSION 2591) SET FORTH ABOVE OR BY RETURNING THE REQUEST FORM ON THE BACK COVER OF THIS PROSPECTUS. CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS SET FORTH ON PAGE 41 OF THIS PROSPECTUS.

             AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED
                           BY THE UNITED STATES GOVERNMENT.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
              EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                        TO THE CONTRARY IS A CRIMINAL OFFENSE.


                    THE DATE OF THIS PROSPECTUS IS APRIL 30, 1998.

                                  TABLE OF CONTENTS


                                                                            Page
Special Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Table of Deductions and Charges. . . . . . . . . . . . . . . . . . . . . .    5
Summary .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Per-Unit Income and Changes in Accumulation Unit Value . . . . . . . . . .    9
Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
Description of the Separate Account. . . . . . . . . . . . . . . . . . . .   11
Deductions and Charges Under the Contracts . . . . . . . . . . . . . . . .   11
     A.   Administration Deductions. . . . . . . . . . . . . . . . . . . .   11
     B.   Premium Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .   12
     C.   Mortality and Expense Risk Charge. . . . . . . . . . . . . . . .   12
     D.   Investment Management Service Charge . . . . . . . . . . . . . .   12
     E.   Contingent Deferred Sales Charge . . . . . . . . . . . . . . . .   12
     F.   Transfers to Other Contracts . . . . . . . . . . . . . . . . . .   13
     G.   Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . .   14
The Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     A.   General. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     B.   Deferred Variable Annuity Accumulation Period. . . . . . . . . .   16
     C.   Annuity Period . . . . . . . . . . . . . . . . . . . . . . . . .   23
Investment Policies and Restrictions of the Fund . . . . . . . . . . . . .   25
Federal Income Tax Status. . . . . . . . . . . . . . . . . . . . . . . . .   31
     Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     The Franklin. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     The Contracts: Qualified Plans. . . . . . . . . . . . . . . . . . . .   31
     A.   Qualified Pension, Profit-Sharing and Annuity Plans. . . . . . .   32
     B.   H. R. 10 Plans (Self-Employed Individuals) . . . . . . . . . . .   32
     C.   Section 403(b) Annuities . . . . . . . . . . . . . . . . . . . .   32
     D.   Individual Retirement Annuities. . . . . . . . . . . . . . . . .   33
     The Contracts: Non-Qualified Plans. . . . . . . . . . . . . . . . . .   34
     Required Distributions. . . . . . . . . . . . . . . . . . . . . . . .   35
     Aggregation of Contracts. . . . . . . . . . . . . . . . . . . . . . .   35
     Future Legislation. . . . . . . . . . . . . . . . . . . . . . . . . .   36
     Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . . . .   36
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
Distribution of the Contracts. . . . . . . . . . . . . . . . . . . . . . .   38
State Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Reports to Owners. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Fundamental Changes. . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Year 2000 Transition . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Other Variable Annuity Contracts; Effect of Non-Qualification. . . . . . .   40
Yield Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Table of Contents of Statement of Additional Information . . . . . . . . .   41
Appendix. . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON HAS BEEN AUTHORIZED BY THE FRANKLIN LIFE INSURANCE COMPANY, FRANKLIN FINANCIAL SERVICES CORPORATION OR FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                    SPECIAL TERMS


The following is a glossary of certain terms used in this Prospectus:

ACCUMULATION UNIT-A measure used to determine the value of a Contract Owner's interest in the Fund prior to the initial Annuity Payment Date.

ANNUITY PAYMENT DATE-The date the first monthly Annuity Payment is to be made to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS-Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, Annuity Payments may be paid to a Beneficiary after the death of a Variable Annuitant.

ANNUITY UNIT-A measure used to determine the value of Annuity Payments after the first.

BANK DRAFT-A draft preauthorized by the Contract Owner and a bank of his or her selection in the amount of a periodic Stipulated Payment, which, at the time each periodic Stipulated Payment is due, is submitted by The Franklin directly to such bank for payment.

BENEFICIARY-The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE-The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE-The Internal Revenue Code of 1986, as amended.

CONTRACT-An individual variable annuity contract issued by Franklin Life Money Market Variable Annuity Fund C that is offered by this Prospectus.

CONTRACT ANNIVERSARY-An anniversary of the Effective Date of the Contract.

CONTRACT OWNER-Except in cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner is the individual Variable Annuitant to whom the Contract is issued. In cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner will be respectively the trustee or the employer establishing such trust or plan, and the employee named as the Variable Annuitant of such Contract is referred to herein as the employee. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all contracts which depend in whole or in part on the investment performance of the Fund.

CONTRACT YEAR-Each year starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE-The date shown on the Schedule Page of the Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY-An annuity contract which provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

HOME OFFICE-The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY-An annuity contract described in Section 408(b) of the Code. Individual Retirement Annuities may also qualify as Simplified Employee Pensions.

NON-QUALIFIED CONTRACTS-Contracts issued under Non-Qualified Plans.

NON-QUALIFIED PLANS-Retirement or deferred compensation plans or arrangements which do not receive favorable tax treatment under the Code.

PERIODIC STIPULATED PAYMENT CONTRACT-An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

QUALIFIED CONTRACTS-Contracts issued under Qualified Plans.

QUALIFIED PLANS-Retirement plans which receive favorable tax treatment under the Code and which are described on page 10, below.

ROLLOVER CONTRIBUTION-A transfer pursuant to Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.

SETTLEMENT OPTION OR OPTIONS-Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SIMPLIFIED EMPLOYEE PENSION-An Individual Retirement Annuity which meets the additional requirements of Section 408(k) of the Code.

SINGLE STIPULATED PAYMENT CONTRACT-An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS-The payment or payments provided to be made to The Franklin under a Contract.

THE FRANKLIN-The Franklin Life Insurance Company, an Illinois legal reserve stock life insurance company.

VALUATION DATE-Each date as of which the Accumulation Unit value is determined. This value is determined on each day (other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund) in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, as of the close of trading on that day.

VALUATION PERIOD-The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT-Any natural person with respect to whom a Contract has been issued and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY-An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                           TABLE OF DEDUCTIONS AND CHARGES

Contract Owner Transaction Expenses

     Deferred Sales Load (as a percentage of the lesser of (i) the Cash Value of the part of the Contract surrendered or (ii) the Stipulated Payments made during the immediately preceding 72 months represented by the part of the Contract surrendered (or the Stipulated Payment in the case of a Single Stipulated Payment Contract))

                                  Contract          Total           Partial
                                    Year          Redemption       Redemption
                                    ----          ----------       ----------
 Single Stipulated Payment           1              6.00%            6.00%
 Contract                            2              6.00%            6.00%
                                     3              4.00%            4.00%
                                     4              2.00%            4.00%
                                   5 and            0.00%            4.00%
                                 thereafter
 Periodic Stipulated Payment         1              8.00%            8.00%
 Contract                            2              8.00%            8.00%
                                     3              8.00%            8.00%
                                     4              6.00%            6.00%
                                     5              4.00%            4.00%
                                     6              2.00%            4.00%
                                   7 and            0.00%            4.00%
                                 thereafter

  Administration Fee (as a charge against purchase payments)

Single Stipulated Payment Contract           $100

Periodic Stipulated Payment Contract         $20 per Contract Year plus $1 per
                                             Stipulated Payment ($.50 if by Bank
                                             Draft or by employer or military
                                             preauthorized automatic deduction)
Annual Expenses
(as a percentage of average net assets)

  Management Fees                            0.38%

  Mortality and Expense Risk Fees
    Mortality Fees                           0.90%
    Expense Risk Fees                        0.17%
                                             -----
  Total Annual Expenses                      1.45%
                                             -----

Example

If you surrender your contract at the end of the
applicable time period:                                         1 year      3 years      5 years        10 years
  You would pay the following expenses on a
  $1,000 investment, assuming 5% annual
  return on assets:

Single Stipulated Payment Contract                               $  169     $  181        $  171         $  255

Periodic Stipulated Payment Contracts:                           $  181     $  191        $  221         $  359

If you do not surrender your contract:                           1 year     3 years       5 years        10 years

You would pay the following expenses
on a $1,000 investment, assuming 5%
annual return on assets:

Single Stipulated Payment Contract                               $  113     $  141        $  171         $  255

Periodic Stipulated Payment Contracts:                           $    36    $  106        $  177         $  359


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The Table of Deductions and Charges is intended to assist Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Additional deductions may be made from Stipulated Payments for any premium taxes payable by The Franklin on the consideration received from the sale of the Contracts. See "Premium Taxes," below. For a more detailed description of such fees and expenses, see "Deductions and Charges under the Contracts," below. The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Fund averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

--------------------------------------------------------------------------------
                                       SUMMARY

THE CONTRACTS

   The individual variable annuity contracts (the "Contracts") being offered by this Prospectus are for use as Individual Retirement Annuities or in connection with trusts and retirement or deferred compensation plans which may or may not qualify for special tax treatment under the Code. See "Federal Income Tax Status," below. The basic purpose of the Contracts is to provide Annuity Payments which will vary with the investment performance of Franklin Life Money Market Variable Annuity Fund C (the "Fund"). The Contracts provide Annuity Payments for life commencing on an initial Annuity Payment Date selected by the Contract Owner; other Settlement Options are provided. See "Introduction," and "The Contracts," below. At any time within 10 days after receipt of a Contract, the Contract Owner may return the Contract and receive a refund of any premium paid on the Contract. See "Right to Revocation of Contract," below.

THE FUND AND ITS INVESTMENT OBJECTIVES

   The Fund is an open-end diversified management investment company. The primary investment objective of the Fund is long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities, yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that this objective will be attained. In keeping with the primary investment objective of investing in short-term money market securities, at least 80% of the Fund's portfolio will be invested in securities with maturities or remaining maturities of one year or less and not more than 20% will be invested in securities with maturities or remaining maturities of between one and two years. While preservation of capital is a primary investment objective of the Fund and the money market securities in which the Fund invests generally are considered to have low principal risk, such securities are not completely risk-free. There is the risk of the failure of issuers to meet their principal and interest obligations. Commercial paper generally carries the highest risk of money market securities. The Fund may invest in Eurodollar C.D.'s and in securities issued by the Government of Canada and Canadian banks, which involve certain risks relating to marketability, possible adverse political and economic developments and possible restrictions on international currency transactions. See "Investment Policies and Restrictions of the Fund," below.

SPECIAL INVESTMENT CONSTRAINTS

   It is anticipated that the combination of the restrictions on the amount that the Fund may invest in the securities of any one issuer and the relatively small and decreasing size of the Fund's assets will make it more difficult for the Fund's investment adviser to secure appropriate commercial paper investments, which have historically constituted a substantial portion of the Fund's investments. It is possible that the shrinking pool of commercial paper investments available to the Fund due to its size may impair the future investment performance of the Fund. See "Investment Policies and Restrictions of the Fund - Special Investment Constraints," below.

INVESTMENT ADVISER; PRINCIPAL UNDERWRITER

   The Franklin Life Insurance Company ("The Franklin"), an Illinois legal reserve stock life insurance company, acts as investment adviser to the Fund. The Franklin is engaged in the writing of ordinary life policies, annuities and income protection policies. Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin, is the principal underwriter for the Fund. The Franklin is an indirect wholly-owned subsidiary of American General Corporation. See "Investment Management Service Charge," and "Distribution of the Contracts," below.

DEDUCTIONS AND CHARGES

   The deductions and charges applicable to a Contract are illustrated in the Table of Deductions and Charges that appears immediately before this summary. There are no deductions for sales charges made from Stipulated Payments under the Contracts. However, a contingent deferred sales charge, applied against the lesser of the Cash Value or Stipulated Payments made during the immediately preceding 72 months, is deducted in the event of certain redemptions. In the case of Periodic Stipulated Payment Contracts, such charges for total redemptions start at 8% for the first three Contract Years and then decline by 2% increments per year through the sixth Contract Year, with no such charge being imposed after the end of the sixth Contract Year. In the case of Single Stipulated Payment Contracts, such charges for total redemptions start at 6% for the first two Contract Years and then decline by 2% increments per year through the fourth Contract Year, with no such charge being imposed after the end of the fourth Contract Year. The contingent deferred sales charges applied to partial redemptions are identical to those applied to total redemptions, except that such charges remain at a constant 4% subsequent to the fifth Contract Year in the case of Periodic Stipulated Payment Contracts, and the third Contract Year in the case of Single Stipulated Payment

--------------------------------------------------------------------------------

Contracts. Contingent deferred sales charges are waived in the case of partial redemptions of an amount in any 12-month period up to 10% of Cash Value as of the date of the first partial redemption during such 12-month period, death of the Variable Annuitant and where proceeds of a total redemption are used to purchase another Variable Annuity, Fixed-Dollar Annuity or life insurance contract issued by The Franklin. See "Contingent Deferred Sales Charge," "Redemption," and "Transfers to Other Contracts," below.

   A deduction of $20 per Contract Year (subject to increase by The Franklin to a maximum of $30 per Contract Year) and a transaction fee of $1.00 per Stipulated Payment ($.50 if by Bank Draft or by employer or military preauthorized automatic deduction from compensation) in the case of Periodic Stipulated Payment Contracts, and a one-time deduction of $100 in the case of Single Stipulated Payment Contracts, is made from Stipulated Payments for administrative expenses. Any applicable state or local premium taxes on the Stipulated Payments (currently up to 5%) are also deducted from the single or periodic Stipulated Payments. The amount remaining after all such deductions and fees is allocated to the Fund. See "Redemption," "Administration Deductions," "Contingent Deferred Sales Charge," and "Premium Taxes," below.

   The charges for annuity rate and mortality assurances, expense assurances and investment management services currently aggregate 1.440% on an annual basis and are made daily against the net asset value of the Fund. These charges consist of
 .900% for The Franklin's assurance of annuity rates or mortality factors, .165% (subject to increase by The Franklin up to a maximum of .850%) for The Franklin's assurances of expense factors, and .375% (subject to increase by The Franklin up to a maximum of .500%) for investment management services by The Franklin. See "Mortality and Expense Risk Charge," and "Investment Management Service Charge," below.

MINIMUM PERMITTED INVESTMENT

   Subject to limited exceptions, the minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the periodic Stipulated Payment is $30 ($360 on an annual basis). See "Purchase Limits," below.

NEW CONTRACTS NO LONGER BEING ISSUED

   The Fund no longer issues new Contracts.

REDEMPTION

   A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan and subject to limitations on early withdrawals imposed in connection with Section 403(b) annuity purchase plans (see "Federal Income Tax Status," below), redeem all or part of the Contract and receive the Cash Value (equal to the number of Accumulation Units credited to the part of the Contract redeemed times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received) less any applicable contingent deferred sales charge, unpaid administration deductions, and federal income tax withholding. Partial redemptions must be in amounts not less than $500. For information as to Accumulation Units, see "Value of the Accumulation Unit," below. Subject to certain limitations, the Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Federal tax penalties may apply to certain redemptions. See "Redemption," "Contingent Deferred Sales Charge," "Transfers to and from Other Contracts," "Settlement Options," and "Federal Income Tax Status," below.

TERMINATION BY THE FRANKLIN

   The Franklin reserves the right to terminate Contracts if Stipulated Payments are less than $360 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value less any surrender charge is less than $500 at the end of such three-year period. Different termination provisions apply in the case of Individual Retirement Annuities. See "Termination by The Franklin," below.

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)

     The financial information in this table for each of the three years in the period ended December 31, 1997 has been audited by Ernst & Young LLP, independent auditors. The financial information in this table for each of the two years in the period ended December 31, 1994 was audited by Coopers & Lybrand L.L.P., independent accountants. This table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                   YEAR ENDED DECEMBER 31
                              1997      1996      1995       1994      1993      1992     1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------
Investment income           $ 1.204   $ 1.162   $ 1.203   $  .846   $  .617   $  .746   $ 1.140   $ 1.501   $ 1.542   $ 1.186
Expenses                       .337      .326      .309      .303      .294      .286      .278      .265      .244      .230
--------------------------------------------------------------------------------------------------------------------------------
Net investment income          .867      .836      .894      .543      .323      .460      .862     1.236     1.298      .956
Net increase in accumulation
  unit value                   .867      .836      .894      .543      .323      .460      .862     1.236     1.298      .956
Acumulation unit value:
  Beginning of year          22.866    22.030    21.136    20.593    20.270    19.819    18.948    17.712    16.414    15.458
  End of year               $23.733   $22.866   $22.030   $21.136   $20.593   $20.270   $19.810   $18.948   $17.712   $16.414
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average
  net assets                  1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%
Ratio of net investment
  income to average
  net assets                  3.73%     3.71%     4.17%     2.58%     1.58%     2.32%     4.46%     6.71%     7.65%     5.98%
Number of accumulation
  units outstanding
  at end of year             80,944    87,386   104,641   132,646   159,929   210,310   247,150   270,271   307,850   362,718
--------------------------------------------------------------------------------------------------------------------------------

                                 FINANCIAL STATEMENTS

   The financial statements for the Fund and The Franklin and the reports of the independent auditors and accountants for the Fund and The Franklin are included in the Statement of Additional Information.

                                     INTRODUCTION

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                   INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                         THE FRANKLIN LIFE INSURANCE COMPANY

   The Qualified and Non-Qualified Contracts offered by this Prospectus are designed primarily to assist in retirement planning for individuals. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date; other Settlement Options are available. The amount of the Annuity Payments will vary with the investment performance of the assets of the Fund, a separate account which has been established by The Franklin under Illinois insurance law. For the primary investment objective of the Fund, see "Investment Policies and Restrictions of the Fund," below.

   The Qualified Contracts described in this Prospectus will not knowingly be sold other than for use:

   (1) in connection with qualified employee pension and profit-sharing trusts described in Section 401(a) and tax-exempt under Section 501(a) of the Code, and qualified annuity plans described in Section 403(a) of the Code;

   (2) in connection with qualified pension, profit-sharing and annuity plans established by self-employed persons ("H.R. 10 Plans");

   (3) in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code; or

   (4) as Individual Retirement Annuities described in Section 408(b) of the Code, including Simplified Employee Pensions described in Section 408(k) of the Code.

   Pursuant to this Prospectus, The Franklin offers two types of Qualified and Non-Qualified Contracts: those under which Annuity Payments to the Variable Annuitant commence immediately-"Immediate Variable Annuities"-and those under which Annuity Payments to the Variable Annuitant commence in the future-"Deferred Variable Annuities." Deferred Variable Annuities may be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities may only be purchased with a single Stipulated Payment. Periodic Stipulated Payment Contracts are written to provide various agreed periods during which the Stipulated Payments are to be made, with a minimum of two years.

   The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its Home Office is located at #1 Franklin Square, Springfield, Illinois 62713.

   American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of the Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

   American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

   The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the Contract forms, which are filed with the Securities and Exchange Commission as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of which this Prospectus is a part. The exercise of certain of the Qualified Contract rights herein described may be subject to the terms and conditions of any Qualified Plan under which such Qualified Contract may be purchased. This Prospectus contains no information concerning any such Qualified Plan. Further information relating to some Qualified Plans may be obtained from the disclosure documents required to be distributed to employees under the Employee Retirement Income Security Act of 1974.

                         DESCRIPTION OF THE SEPARATE ACCOUNT

   The Fund was established as a separate account on July 23, 1981 by resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code. The Fund is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not involve supervision of the management or investment practices or policies of the Fund or of The Franklin by the Commission. The Board of Managers of the Fund must be elected annually by Contract Owners. A majority of the members of the Board of Managers are persons who are not otherwise affiliated with The Franklin. See "Management," below. The Fund meets the definition of a "Separate Account" under the federal securities laws.

   Under the provisions of the Illinois Insurance Code: (i) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (ii) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. These assets are held with relation to the Contracts described in this Prospectus and such other Variable Annuity contracts as may be issued by The Franklin and designated by it as participating in the Fund. All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.

   The Franklin is taxed as a "life insurance company" under the Code. The Fund is subject to tax as part of The Franklin for federal income tax purposes. However, the operations of the Fund are considered separately from the other operations of The Franklin in computing The Franklin's tax liability and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The operations of the Fund are treated separately from the other operations of The Franklin for accounting and financial statement purposes. Under existing law, no federal income tax is payable by The Franklin on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.

                      DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

   The Franklin deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by The Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

A.  ADMINISTRATION DEDUCTIONS

   Deductions from Stipulated Payments will be made as follows for administrative expenses with respect to the Contracts and the Fund such as preparation of the Contracts, custodial and transfer fees, salaries, rent, postage, telephone and legal, accounting and periodic reporting fees:

   (1)  Under Single Stipulated Payment Contracts, a one-time deduction of $100.

   (2) Under Periodic Stipulated Payment Contracts, a deduction of $20 per Contract Year (subject to increase at any time by The Franklin to a maximum of $30 per Contract Year) and a transaction fee of $1.00 per Stipulated Payment ($.50 if by Bank Draft or by employer or military preauthorized automatic deduction from compensation).

   The above deductions for administrative expenses, and charges for mortality and expense risk assurances discussed under "Mortality and Expense Risk Charge," below, are made pursuant to an Administration Agreement dated December 3, 1981 between the Fund and The Franklin. The Administration Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

   The administration deductions are designed to cover the actual expenses of administering the Contracts and the Fund. The aggregate dollar amounts of the administration deductions for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,060, $820 and $1,512, respectively.

B.  PREMIUM TAXES

   At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business and in which it may, after appropriate qualification, offer Contracts.

C.  MORTALITY AND EXPENSE RISK CHARGE

   While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual expenses of the Contracts and the Fund over the maximum administration deductions provided for in the Contracts. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund (except those expenses listed under "Investment Management Service Charge," immediately below, which the Fund will bear). The Franklin assumes these risks for the duration of the Contract and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased beyond the stated maximum with respect thereto regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

   For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) These charges are at the current combined annual rate of 1.065% (.002918% on a daily basis), of which
 .900% is for annuity rate and mortality assurances and .165% (subject to increase at any time by The Franklin up to a maximum of 1.750%) is for expense assurances. If the money collected from this charge is not needed, it will be to The Franklin's gain and may be used to cover contract distribution expenses.

   During 1995, 1996 and 1997, The Franklin earned and was paid $27,136, $23,215 and $20,938, respectively, by reason of these charges. Such charges during 1997 were equal to 1.065% of average net assets.

D.  INVESTMENT MANAGEMENT SERVICE CHARGE

   The Franklin acts as investment manager of the Fund. For acting as such, The Franklin makes a charge against the value of the Accumulation Unit and of the Annuity Unit at an annual rate of up to .500%. The Franklin has agreed to forego initially a portion of this charge and currently makes a charge against the value of the Accumulation Unit and of the Annuity Unit at the annual rate of
 .375% (.001027% on a daily basis). This charge may be increased up to .500% on an annual basis only upon at least 30 days' prior written notice to Contract Owners. The investment management services are rendered and the charge is made pursuant to an Investment Management Agreement executed and dated January 31, 1995, pursuant to approval by the Contract Owners at their annual meeting held on April 17, 1995, and renewal to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The Investment Management Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

   During 1995, 1996 and 1997, The Franklin earned and was paid $9,551, $8,171 and $7,370, respectively, under the Investment Management Agreement then in effect.

E.  CONTINGENT DEFERRED SALES CHARGE

   There are no deductions for sales charges made from Stipulated Payments under the Contracts. However, commissions on the sale of the Contracts are paid by The Franklin to agents of Franklin Financial Services

Corporation pursuant to an Agreement dated December 3, 1981. See "Distribution of the Contracts" in the Statement of Additional Information. In addition, Franklin Financial Services Corporation incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the Contracts pursuant to a Sales Agreement dated January 31, 1995. Because the Contracts are normally purchased for the long term, it is expected that these costs will be recovered over time. If, however, a Contract is totally or partially redeemed in certain circumstances prior to the initial Annuity Payment Date, a means is provided for Franklin Financial Services Corporation to recover sales expenses at that time.

   Upon redemption of a Periodic Stipulated Payment Contract, the charges determined as follows will be applied against the lesser of the Cash Value of the part of the Contract redeemed or the Stipulated Payments made during the immediately preceding 72 months represented by that part of the Contract redeemed:

                         Contract                Percentage Charge
                           Year         Total Redemption    Partial Redemption
--------------------------------------------------------------------------------
                             1                 8%                  8%
                             2                 8%                  8%
                             3                 8%                  8%
                             4                 6%                  6%
                             5                 4%                  4%
                             6                 2%                  4%
                    7 and thereafter           0%                  4%

   Upon redemption of a Single Stipulated Payment Contract, the charges determined as follows will be applied against the lesser of the Cash Value of the part of the Contract redeemed or the Stipulated Payment:

                         Contract                Percentage Charge
                           Year         Total Redemption    Partial Redemption
--------------------------------------------------------------------------------
                             1                 6%                  6%
                             2                 6%                  6%
                             3                 4%                  4%
                             4                 2%                  4%
                    5 and thereafter           0%                  4%

   The above charges are not, however, applied to distributions made upon the death of the Variable Annuitant, to partial redemption of an amount in any twelve-month period up to 10% of the Cash Value as of the date of the first partial redemption in such twelve-month period, or to certain transfers described below. Partial redemptions must be in amounts not less than $500.

   In no event will the total amount of contingent deferred sales charges paid under a Contract exceed 9% of total Stipulated Payments made under such Contract in the first twelve Contract Years (or such fewer Contract Years over which Stipulated Payments are made).

   The deferred sales charges were $108 during 1995. There were no deferred sales charges during 1996 and 1997. Franklin Financial Services Corportion paid no allowances to unaffiliated dealers in connection with the sale of the Contracts during 1995, 1996 and 1997.

F.  TRANSFERS TO OTHER CONTRACTS

     Subject to any limitations in a Qualified Plan, Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B, other separate accounts of The Franklin funding Variable Annuity contracts, no longer issue new contracts. If a Contract is fully redeemed and such Cash Value is immediately applied to the purchase of such other contracts, no contingent deferred sales charge for redeeming the Fund C Contract will apply. Any sales deductions under such other contracts will apply to amounts transferred as if such amounts were a single stipulated payment under such other contracts (however, total sales deductions on the transferred funds will in no instance exceed 9% of all Stipulated Payments made under the Fund C Contract with respect to such transferred funds); provided, however, that if such a transfer occurs after the sixth Contract Year in the case of Periodic Stipulated Payment Contracts or the fourth Contract Year in the case of Single Stipulated Payment Contracts, The Franklin will waive the sales deductions of such other contract with respect to such transferred funds.

   It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Fund C Contract, another annuity contract or life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Fund C Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) is advised to consult a qualified tax advisor prior to the time of redemption.

G.  MISCELLANEOUS

   The Fund's total expenses for 1997 were $28,308, or 1.44% of average net assets during 1997.

                                    THE CONTRACTS

A.  GENERAL

   Certain significant provisions of the Contracts and administrative practices of The Franklin with respect thereto are discussed in the following paragraphs.

   Contract Owner inquiries may be directed to the Equity Administration Department of The Franklin at the address or telephone number set forth on the cover of this Prospectus.

   1.  ANNUITY PAYMENTS

   Variable Annuity Payments are determined on the basis of (i) an annuity rate table specified in the Contract, and (ii) the investment performance of the Fund. In the case of Deferred Variable Annuity Contracts, the annuity rate table is set forth in the Contract (but see below). In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. The amount of the Annuity Payments will not be affected by mortality experience adverse to The Franklin or by an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

   Court decisions, particularly ARIZONA GOVERNING COMMITTEE v. NORRIS, have held that the use of gender-based mortality tables to determine benefits under an employer-related retirement or benefit plan may violate Title VII of the Civil Rights Act of 1964 ("Title VII"). These cases indicate that plans sponsored by employers subject to Title VII generally may not provide different benefits for similarly-situated men and women.

   The Contracts described in this Prospectus incorporate annuity rate tables which reflect the age and sex of the Variable Annuitant and the Settlement Option selected. Such sex-distinct tables continue to be appropriate for use, for example, under Contracts which are not purchased in connection with an "employer-related" plan subject to NORRIS (such as individual retirement annuities not sponsored by an employer). However, in order to enable subject employers to comply with NORRIS, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with "employer-related" plans. Persons contemplating purchase of a Contract, as well as current Contract Owners, should consult a legal advisor regarding the applicability and implications of NORRIS in connection with their purchase and ownership of a Contract.

   2. INCREASE OR DECREASE BY CONTRACT OWNER IN AMOUNT OR NUMBER OF PERIODIC STIPULATED PAYMENTS

   Stipulated Payments can be paid on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment is due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue. The Contract Owner may increase the amount of a Stipulated Payment on an annualized basis under a Periodic Stipulated Payment Contract (except in the case of an Individual Retirement Annuity, which cannot be increased above the amounts described under "Purchase Limits," immediately below) up to an amount on an annualized basis equal to ten times the amount of the first Stipulated Payment on an annualized basis. Similarly, subject to the limitations described under "Purchase Limits," immediately below, the amount of a periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due. Unless otherwise agreed to by The Franklin, the mode of Stipulated Payment may be changed only on a Contract Anniversary.

   The Contract Owner may continue making Stipulated Payments after the agreed number of Stipulated Payments has been made, but The Franklin will not accept Stipulated Payments after age 75. Submission of a Stipulated Payment in an amount different from that of the previous payment, subject to the aforesaid limits, will constitute notice of the election of the Contract Owner to make such change.

   3.  ASSIGNMENT OR PLEDGE

   A Qualified Contract may not be assigned by the Contract Owner except when issued to a trustee in connection with certain types of plans designed to qualify under Section 401 of the Code or when made pursuant to a qualified domestic relations order rendered by a state court in satisfaction of family support obligations. In general, a pledge or assignment made with respect to certain Qualified Contracts may, depending on such factors as the amount pledged or assigned, be treated as a taxable distribution. See "Individual Retirement Annuities," below, for special rules applicable thereto. Moreover, in certain instances, pledges or assignments of a Qualified Contract may result in the imposition of certain tax penalties. See generally "The Contracts: Qualified Plans," below.

   A Non-Qualified Contract may be assigned by the Contract Owner or pledged by him or her as collateral security as provided in the Non-Qualified Contract. Assignments or pledges of a Non-Qualified Contract will be treated as distributions that may be taxable. Moreover, in certain instances, pledges or assignments of a Non-Qualified Contract may result in the imposition of certain tax penalties. See "The Contracts: Non-Qualified Plans," below.

   Persons contemplating the assignment or pledge of a Qualified Contract or a Non-Qualified Contract are advised to consult a qualified tax advisor concerning the federal income tax consequences thereof.

   4.  PURCHASE LIMITS

   No periodic Stipulated Payment may be less than $30 ($360 on an annual basis). No single Stipulated Payment may be less than $2,500, except that in the case of a deferred Single Stipulated Payment Contract to be used as an Individual Retirement Annuity funded with a Rollover Contribution, the total Stipulated Payment applicable to the Variable Annuity, prior to administration deductions, must be at least $1,000 unless with consent of The Franklin a smaller single Stipulated Payment is permitted. In the case of a Qualified Contract issued for use as an Individual Retirement Annuity, annual premium payments may not, in general, exceed $2,000. However, if the Individual Retirement Annuity is a Simplified Employee Pension, annual premium payments may not exceed $30,000. Single Stipulated Payment Contracts are not available as Individual Retirement Annuities except for those funded with Rollover Contributions and except for those to be used as Simplified Employee Pensions.

   5.  TERMINATION BY THE FRANKLIN

   The Franklin reserves the right to terminate any Contract, other than a Contract issued for use as an Individual Retirement Annuity, if total Stipulated Payments paid are less than $360 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value less any surrender charge is less than $500 at the end of such three-year period. The Franklin must give 31 days' notice by mail to the Contract Owner of such termination. The Franklin will not exercise any right to terminate such Contract if the value of the Contract declines to less than $500 as a result of a decline in the market value of the securities held by the Fund.

   The Franklin reserves the right to terminate any Contract issued for use as an Individual Retirement Annuity if no Stipulated Payments have been received for any two Contract Years and if the first monthly Annuity Payment, determined at the initial Annuity Payment Date, arising from the Stipulated Payments received prior to such two-year period would be less than $20.

   Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less any unpaid administration deductions. For certain tax consequences upon such payment, see "Federal Income Tax
Status," below.

   6.  RIGHT TO REVOCATION OF CONTRACT

   A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid. The request for revocation must be made by mailing or hand-delivering the Contract within such 10-day period either to The Franklin Life Insurance Company, Cashiers Department, #1 Franklin Square, Springfield, Illinois 62713, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

   7.   NEW CONTRACTS NO LONGER BEING ISSUED

   The Fund no longer issues new Contracts.

B.  DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

   1.  CREDITING ACCUMULATION UNITS; DEDUCTION FOR ADMINISTRATIVE EXPENSES

   During the accumulation period-the period before the initial Annuity Payment Date-deductions from Stipulated Payments for administrative expenses are made as specified under "Deductions and Charges Under the Contracts," above. In addition, any applicable premium taxes, also as specified above under that caption, are deducted from the Stipulated Payments. The balance of each Stipulated Payment is credited to the Contract Owner in the form of Accumulation Units.

   The number of a Contract Owner's Accumulation Units is determined by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which the Stipulated Payment is received, except that, in the case of the original application for a Variable Annuity Contract, the value of an Accumulation Unit within two business days after receipt of the application will be used if the application and all information necessary to process the application are complete upon receipt. If the application and such information are not complete upon receipt, The Franklin, within five days after the receipt of an original application and initial payment at the Home Office of The Franklin, will attempt to complete the application and will either accept the application or reject the application and return the initial payment.

   The number of Accumulation Units so determined will not be changed by any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Fund.

   2.  VALUATION OF A CONTRACT OWNER'S CONTRACT

   The Cash Value of a Contract at any time prior to the initial Annuity Payment Date can be determined by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Home Office of The Franklin information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

   3.  VALUE OF THE ACCUMULATION UNIT

   The value of an Accumulation Unit was set at $10 effective July 1, 1981. Accumulation Units currently are valued each Valuation Date (each day in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund, as of the close of trading on that day). After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. The value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

   At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of the Fund for the Valuation Period. Such rate is equal to (i) accrued investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Fund (adjusted by a deduction for the payment of any applicable state or local taxes as to the income or capital gains of the Fund) divided by (ii) the value of the assets of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

   The net investment rate for the Valuation Period is then determined by deducting, currently, .003945% (1.440% on an annual basis) for each day of the Valuation Period as a charge against the gross investment rate. This charge is made by The Franklin for providing investment management services, annuity rate or mortality assurances and expense assurances and may be increased by The Franklin to a maximum of 2.250% on an annual basis. See "Deductions and Charges Under the Contracts," above.

   The net investment factor for the Valuation Period is the sum of 1.00000000 plus the net investment rate for the Valuation Period ("Net Investment Factor").

   The net investment rate may be negative if the combined capital losses, Valuation Period deductions and increase in the tax reserve exceed investment income and capital gains. Thus, the net investment factor may be less than 1.00000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

   4.  VALUATION OF FUND ASSETS

   The value of the assets of the Fund is the value of the securities held by the Fund plus any cash or other assets minus all liabilities.

   The money market securities in which the Fund invests are traded primarily in the over-the-counter market. Portfolio securities will be valued using the best method currently available as determined by the Board of Managers of the Fund. Securities with a maturity or remaining maturity of 60 days or less (including master demand notes) are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. In periods of declining interest rates, the daily yield on portfolio securities valued on an amortized cost basis may tend to be higher than the yield derived by using a method of valuation based upon market prices and estimates; in periods of rising interest rates, the daily yield on portfolio securities valued on an amortized cost basis may tend to be lower than the yield derived by using a method of valuation based upon market prices and estimates. For purposes of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. Securities with a remaining maturity of more than 60 days currently are valued on each Valuation Date generally at the mean between the most recent bid and asked prices or yield equivalent as obtained from dealers that make markets in such securities. Investments for which market quotations are not readily available as of the close of trading on relevant markets on each Valuation Date are valued at prices deemed best to reflect their fair value as determined in good faith by or under the direction of the Board of Managers of the Fund in a manner authorized by the Board of Managers and applied on a consistent basis. The Board of Managers of the Fund has determined that the fair value of Eurodollar certificates of deposit generally will be the market price thereof at the close of trading on European exchanges, unless events between such close and the close of trading on the New York Stock Exchange require a different valuation, in which case the Board of Managers will promptly consider what other method of valuation should be applied to determine fair value.

   The Board of Managers monitors on an ongoing basis the methods of valuation used to determine what action, if any, should be taken to assure that portfolio securities of the Fund are valued at fair value as determined in good faith by the Board of Managers.

   5.  REDEMPTION

   A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan, redeem the Contract, in whole or in part (but, if in part, not less than $500), by submission of the Contract and a written request for its redemption to The Franklin's Home Office, and will receive the Cash Value of the part of the Contract redeemed, less any applicable contingent deferred sales charges and unpaid administration deductions referred to under "Deductions and Charges Under the Contracts," above. Early withdrawal of certain amounts attributable to Contracts issued pursuant to an annuity purchase plan meeting the requirements of Code Section 403(b) may be prohibited. See "Federal Income Tax Status," below. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in limited circumstances discussed below, the payment of the Cash Value will be made within seven days after the date a properly completed and documented request for redemption is received by The Franklin at its Home Office. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the Securities and Exchange Commission by order may permit to protect Contract Owners.

   In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

   The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Status," below.

   6.  PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

   In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, death benefits payable to the surviving Beneficiary will be paid by The Franklin within seven days of receipt by The Franklin of written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date; if such date is not a Valuation Date, the determination will be made on the next following Valuation Date. There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. No contingent deferred sales charge is made in the case of such death. For payment of death proceeds in the event no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," below. The Code imposes certain requirements concerning payment of death benefits payable before the initial Annuity Payment Date in the case of Qualified Contracts. Under those Contracts, death benefits will be paid as required by the Code and as specified in the governing plan documents. The terms of such documents should be consulted to determine the death benefits and any limitations the plan may impose. You should consult your legal counsel and tax advisor regarding these requirements.

   Subject to the foregoing the Contract Owner may, at any time prior to the initial Annuity Payment Date, elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. See "Settlement Options," below. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, payment will be made to the Beneficiary in a single sum.

   Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both.

   The payment of death proceeds may be subject to federal income tax withholding. See "Income Tax Withholding," below

   In the event of the death of the Variable Annuitant after the initial Annuity Payment Date, payments under a Contract will be made as described in "Settlement Options," below.

   7.  OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

   Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to the right of The Franklin to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:

   (a) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or

   (b) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

   If no option is elected by the Contract Owner within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

   8.  REINSTATEMENT (AS TO PERIODIC STIPULATED PAYMENT CONTRACTS)

   A Contract Owner, by making one Stipulated Payment, may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits. Administration deductions will not accrue during Contract Years in which no Stipulated Payments are made.

   9.  CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF
BENEFICIARIES

   While the Contract is in force the Contract Owner may (by filing a written request at the Home Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options, subject to applicable limitations under the Code and any governing Qualified Plan.

   If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant, the proceeds will be paid in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

   10.  SETTLEMENT OPTIONS

   At any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of the Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.

   Annuity Payments under a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due under the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if so designated by the Contract Owner, by the Beneficiary), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.

  Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.

   Available Settlement Options may be selected on a fixed or variable basis or a combination thereof, except the Seventh Option, which is available on a fixed basis only. Under an Option which is paid on a fixed basis, there is no sharing in the investment experience of the Fund and, upon commencement of payments, participation in the Fund terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

   The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin, except in the case of a deferred Single Stipulated Payment Contract funded with a Rollover Contribution not in excess of $2,000. See "Purchase Limits," above. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.

   In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

   The distribution rules which Qualified Plans must satisfy in order to be tax-qualified under the Code may limit the utilization of certain Settlement Options, or may make certain Settlement Options unavailable, in the case of Qualified Contracts issued in connection therewith. Similarly, the distribution rules which Non-Qualified Contracts must satisfy in order to qualify as "annuity contracts" under the Code may also limit available Settlement Options under Non-Qualified Contracts. These distribution rules could affect such factors as the commencement of distributions and the period of time over which distributions may be made. All Settlement Options are offered subject to the limitations of the distribution rules.

   The Statement of Additional Information describes certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Non-Qualified Contracts and to Qualified Contracts purchased under this Prospectus for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. See "Limitations on Settlement Options" in the Statement of Additional Information. Persons considering the purchase of a Contract and Contract Owners contemplating election of a Settlement Option are urged to obtain and read the Statement of Additional Information. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder. Persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

   Neither this Prospectus nor the Statement of Additional Information, however, describes limitations on Settlement Options based on applicable distribution rules in the case of Qualified Contracts issued in connection with qualified pension and profit-sharing plans under Section 401(a) of the Code and annuity plans under Section 403(a) of the Code. Under those Contracts, available Settlement Options are limited to those Options specified in the governing plan documents. The terms of such documents should be consulted to determine Settlement Option availability and any other limitations the plan may impose on early redemption of the Qualified Contract, payment in settlement thereof, or similar matters. Generally, limitations comparable to those described in the Statement of Additional Information for Individual Retirement Annuities and
Section 403(b) annuity purchase plans also apply with respect to such qualified pension, profit-sharing and annuity plans (including H.R. 10 Plans).

   Persons contemplating election of the Fifth, Sixth or Seventh Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract or proceeds remaining on deposit with The Franklin.

   FIRST OPTION-LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant. This Option offers the maximum level of monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

   SECOND OPTION-LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The cash value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

   THIRD OPTION-UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over
(b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

   For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:

   ($10,000 - (30.55 X 10))   X   $2.05  =    (5,000  -  305.5)   X   2.05  =     4,694.5   X   $2.05  =  $9,623.73
    -------
     $2.00

   FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

   FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. An amount payable monthly to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part (but, if in part, not less than $500) at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

   It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options above if, and to the extent, such other Options are otherwise available to such person.

   SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. The amount due will be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

   Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, above, which applies in its entirety to the Sixth Option as well.

   SEVENTH OPTION-INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

   Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of its election.

C.  ANNUITY PERIOD

   1. ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY PAYMENTS

   (a)  DEFERRED VARIABLE ANNUITY CONTRACTS

   A Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract, except that Qualified Contracts issued in connection with qualified pension and profit-sharing plans (including H.R. 10 Plans) under Section 401(a) of the Code and annuity plans (including H.R. 10 Plans) under Section 403(a) of the Code provide for Annuity Payments to commence at the date and under the Settlement Option specified in the plan. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. See "Limitations on Settlement Options" in the Statement of Additional Information. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

   (b)  IMMEDIATE VARIABLE ANNUITY CONTRACTS

   The Franklin offers three forms of Immediate Variable Annuity Contracts: the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement Options," above.

   Under an Immediate Variable Annuity, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

   2.  THE ANNUITY UNIT

   The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected, on a variable basis.

   The value of the Annuity Unit as of July 1, 1981 was fixed at $1.00 and for each day thereafter is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3-1/2%. The division by 1.0 plus an interest factor of 3-1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3-1/2% per year which is built into the annuity tables specified in the Contract. See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts Only)," below, and "Assumed Net Investment Rate," below.

   Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

   3. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

   When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.

   The Contract utilizes tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

   For Contracts utilizing sex-distinct annuity tables, the tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3-1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3-1/2% for the Separate Account. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

   The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, there will be a double effect of the investment experience of the Fund during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's Contract on the initial Annuity Payment Date and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset values of the Fund approximately 10 days prior to the initial Annuity Payment Date even though changes in those net asset values have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts Only)," immediately below.

   Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

   4. AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

   The number of Annuity Units credited to a Contract on the initial Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then value of an Annuity Unit.

   5. DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY CONTRACTS ONLY)

   In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after deductions for administrative expenses and premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and
(2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

   Annuity Units are valued as of a Valuation Date not less than 10 days prior to the Effective Date of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of the Fund approximately 10 days prior to the Effective Date of the Contract, even though changes in those net asset values have occurred during that 10-day period.

   As of the date of this Prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4-1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Effective Date in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants). However, in lieu of such table, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with employer-related plans subject to the decision of the Supreme Court in ARIZONA GOVERNING COMMITTEE v. NORRIS. See "Annuity Payments," above.

   The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3-1/2%.

   6.  ASSUMED NET INVESTMENT RATE

   The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3-1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3-1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                   INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

   The long-term compounding of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with preservation of capital and the maintenance of liquidity is the primary investment objective of the Fund. This objective does not necessarily require investment in long-term securities since the nature of annuity contracts themselves connotes a long-term relationship; the continual retention and reinvestment of proceeds from matured short-term securities provides the long-term compounding of income. The Board of Managers of the Fund has determined that, in keeping with the primary investment objective of investing in short-term money market securities, at least 80% of the Fund's portfolio will be invested in securities having maturities or remaining maturities of one year or less and not more than 20% will be invested in securities having maturities or remaining maturities of between one and two years. The Board of Managers of the Fund will give consideration to the creditworthiness of the issuers of all money market securities in which the Fund proposes to invest prior to such investment. The Fund's investment authority is also limited by regulations of the Securities and Exchange Commission. See "Legal Restrictions," below.

   The following investment policies summarize the instruments in which the Fund may invest in order to achieve its primary investment objective, all of which will be in United States dollar obligations:

   (a)  OBLIGATIONS OF THE UNITED STATES GOVERNMENT AND ITS AGENCIES:
Obligations issued by or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. These include a variety of securities issued by the United States Treasury which are direct obligations of the United States Government and which differ only in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than five years. These also include securities issued or guaranteed by United States Government agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, Federal Home Loan Bank, Federal National Mortgage Association, Government National Mortgage Association and the Farmers Home Administration. Some obligations of United States Government agencies and instrumentalities are supported by the full faith and credit of the United States Treasury; others, by the right of the issuer or guarantor to borrow from the United States Treasury; while still others are supported only by the credit of the agency or instrumentality. Accordingly, depending upon the particular obligations of United States agencies and instrumentalities purchased, at any given time the Fund's investment in these obligations may be supported only by the credit of such agencies or instrumentalities.

   (b) BANK OBLIGATIONS: Negotiable time deposits, negotiable certificates of deposit (including certificates of deposit issued by London branches of United States banks- "Eurodollar C.D.'s"), bankers' acceptances, and short-term notes of banks (domestic or Canadian) having total assets in excess of one billion dollars (U.S.) as of the date of their most recently published financial statements (including foreign branches of domestic banks). While normally these large domestic banks will be members of the Federal Reserve System and have deposits insured by the Federal Deposit Insurance Corporation, these are not investment requirements. Accordingly, the securities purchased by the Fund and issued by domestic banks may or may not be insured by the Federal Deposit Insurance Corporation, or, if insured, may not be insured for the full amount purchased. (The purchase of obligations issued by foreign branches of domestic banks, including Eurodollar C.D.'s, and by Canadian banks involves investment considerations that are different in some respects from those associated with obligations of domestic issuers, including the possible imposition of withholding taxes on interest income or exchange controls, expropriation, confiscatory taxation, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, limitations on the removal of funds, or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a Canadian bank or foreign branch of a domestic bank. To the extent the Fund purchases Eurodollar C.D.'s, consideration will be given to their marketability and possible restrictions on international currency transactions.) Eurodollar C.D.'s will be considered to be one industry for the purpose of the fundamental restrictions set out below, and thus no more than 25% of the Fund's assets at the time of purchase will be invested in Eurodollar C.D.'s.

   (c) SAVINGS ASSOCIATION OBLIGATIONS: Negotiable time deposits, negotiable certificates of deposit, and other short-term notes of domestic mutual savings banks and savings and loan associations having total assets in excess of one billion dollars (U.S.) as of the date of their most recently published financial statements. The deposits of these savings associations may or may not be insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Accordingly, the securities purchased by the Fund and issued by savings associations may or may not be insured, or, if insured, may not be insured for the full amount purchased.

   (d) COMMERCIAL PAPER: Short-term obligations of domestic issuers which at the time of investment are (i) rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., or (ii) if not rated, issued by a company which at the date of investment has any outstanding debt securities rated at least AA by Standard & Poor's or Aa by Moody's. (See Appendix for an explanation of these ratings.) Commercial paper obligations may include variable amount master demand notes which are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Generally these notes provide that the interest rate is set daily by the borrower; the rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. The Fund will only invest in master demand notes of domestic issuers. If master demand notes are rated by credit rating agencies, the Fund will invest in them only if such notes meet the Fund's rating standards for investment in all commercial paper, described above. If master demand notes are not rated, the Fund will invest in such notes only if the issuer thereof has, at the date of investment, any outstanding debt securities rated at least AA by Standard & Poor's or Aa by Moody's. The Fund does not have any specific limits on the amount it may invest in master demand notes. (See Appendix for an explanation of these ratings.)

   (e) OTHER CORPORATE DEBT SECURITIES: Other marketable, nonconvertible corporate debt securities of domestic issuers, including bonds and debentures, which at the time of purchase have two years or less remaining to maturity and are rated at least AA by Standard & Poor's or Aa by Moody's. (See Appendix for an explanation of these ratings.)

   (f) CANADIAN GOVERNMENT SECURITIES: United States dollar denominated securities, such as bonds and Treasury bills, issued or guaranteed by the Government of Canada, a province of Canada, or their instrumentalities or political subdivisions. Some of these securities may be supported by the full faith and credit of the Canadian Government while others may be supported only by the credit of the province, instrumentality or political subdivision. Accordingly, depending upon the particular securities issued by Canadian provinces, instrumentalities or political subdivisions purchased, at any given time the Fund's investment in these securities may be supported only by the credit of such provinces, instrumentalities or political subdivisions. See "Bank Obligations" above regarding investment considerations involving Canadian issues.

   (g) REPURCHASE AGREEMENTS: A short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. The Fund may enter into repurchase agreements with a member bank of the Federal Reserve System or a United States securities dealer. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its total net assets would then be so invested-considering only the remaining days to maturity of existing repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940. The underlying securities could be any of those described above (normally securities of the United States Government or its agencies and instrumentalities).

   In addition, the Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value of the securities loaned is maintained by the borrower with the Fund. During the time such securities are on loan, the borrower will pay the Fund any income accruing thereon and the Fund may invest the cash collateral and earn additional income or the Fund may receive an agreed-upon fee from the borrower who has delivered equivalent collateral. Loans will be subject to termination at the Fund's or the borrower's option. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

   The Board of Managers of the Fund has set guidelines and standards for review of investments in repurchase agreements and the creditworthiness of the seller thereof, and monitors the actions of the Fund's investment advisor in entering into repurchase agreements. Repurchase agreements may involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the collateral, decline in collateral value and loss of interest.

   The Fund will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Investment yields on relatively short-term obligations such as will compromise the Fund's portfolio are subject to substantial and rapid fluctuation. The value of the Fund's assets generally will vary inversely to changes in interest rates. If interest rates increase after a security is purchased, the security, if sold, may return less than its cost. Thus, current yield levels should not be considered representative of yields for any future period of time. Because of the variability of interest rates and the risks inherent in investing in money market securities, including those risks discussed above with respect to securities of foreign branches of domestic banks and of Canadian banks, there can be no assurance that the Fund's investment objective will be attained. In addition, to the extent that investments are made in instruments of non-governmental issuers (and of governmental issuers, except those instruments backed by the full faith and credit of that government), these assets, despite their favorable credit ratings, are subject to some risk of default. Moreover, should many Contract Owners redeem their Contracts or transfer from the Fund to some other annuity product of The Franklin at about the same time, the Fund might have to sell portfolio securities at a time when it would be disadvantageous to do so, and at a lower price than if such securities were held to maturity. There can be no assurance that the Cash Value of the Contracts during the years prior to the Variable Annuitant's initial Annuity Payment Date or the aggregate amount received during the years following the initial Annuity Payment Date will equal or exceed the Stipulated Payments made under the Contracts.

   Except as limited by the fundamental investment restrictions below, the foregoing investment policies are not fundamental and the Board of Managers of the Fund may change such policies without approval of the Contract Owners. However, the primary investment objective is fundamental and may not be changed without such approval.

   The following are the fundamental investment restrictions applicable to the
Fund:

   (1) The Fund will not concentrate its investments in any one industry or group of related industries, and no more than 25% of the value of the Fund's assets at the time of purchase will be invested in any one industry or group of related industries, except that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or in bankers' acceptances, repurchase agreements or certificates of deposit of domestic banks. For purposes of this restriction, telephone, gas and electric utilities each shall be considered a separate industry. In addition, banks, savings associations, personal credit institutions, business credit institutions and insurance companies shall each be considered a separate industry.

   (2) The Fund will not issue senior securities, except that the Fund may borrow money as set forth in paragraph (3), below.

   (3) The Fund will not borrow money except for temporary or emergency purposes, and any such borrowings will not be used to purchase investment securities and will not exceed 5% of the value of the Fund's assets; provided, however, that the Fund may borrow money up to one-third of its assets, not to increase its income but to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. So long as such borrowings exceed 5% of the value of the Fund's assets, the Fund will not make any new investments. In addition, to the extent such borrowings exceed the 5% limit and cause a subsequent reduction of the required asset coverage, the Fund will reduce the amount of its borrowings to comply with the appropriate asset coverage required under the Investment Company Act of 1940.

   (4) The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets except in an amount not in excess of 15% of the value of its assets to secure borrowings made in accordance with investment restriction (3) above.

   (5) The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if sold, it might be deemed to be an underwriter for purposes of the Securities Act of 1933. No such securities will be acquired except where parties other than the Fund shall have agreed to bear any and all costs of registration under the Securities Act of 1933. (However, it should be noted that even though an agreement to register has been obtained, enforcement of such an agreement may prove unfeasible or may involve delays which could adversely affect the Fund's ability to resell such securities or the price at which such securities might be resold.) No more than 10% of the value of the Fund's assets will at any time be invested in such securities.

   (6) The Fund will not engage in the purchase and sale of interests in real estate, except that the Fund may engage in the purchase and sale of money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (7) The Fund will not engage in the making of loans to other persons, except that the Fund may acquire qualified debt obligations or other money market securities and enter into repurchase agreements referred to above (provided, however, that the aggregate value of repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's total assets), and may lend its portfolio securities (provided that such loans do not in the aggregate exceed 20% of the value of the Fund's assets) if such loans are made according to the guidelines of the Securities and Exchange Commission and the Board of Managers of the Fund, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

   (8) The Fund will not engage in the purchase or sale of commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs.

   (9) The Fund will not purchase securities (other than under repurchase agreements of not more than seven days' duration-considering only the remaining days to maturity of each existing repurchase agreement-or master demand notes) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excepting from this restriction securities that are subject to such resale restrictions but which, in the judgment of The Franklin, are readily redeemable on demand), if as a result of any such purchase, more than 10% of the value of the Fund's assets would be invested in such securities.

   (10) The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   (11) The Fund will not make short sales of securities or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

   (12) The Fund will not purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, if such purchase would cause more than 5% of the Fund's assets to be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation.

   (13) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities (for this purpose, all indebtedness of an issuer shall be deemed a single class); except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 10% limitation.

   The primary investment objective and the fundamental investment restrictions stated above may not be changed without approval by a vote of a majority of the votes available to the Contract Owners. This means that the objective or restrictions in question may not be changed without the approval of the lesser of (a) the Contract Owners holding 67% or more of the voting power of the Contract Owners present or represented at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (b) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund.

   The following investment restrictions are not fundamental and may be changed by action of the Board of Managers of the Fund:

   (14) All securities in which the Fund invests shall be permissible for the Fund under the Illinois Insurance Code. The Illinois Insurance Code provides that investments of a separate account, like the Fund, are free of the restrictions or provisions generally applicable to insurance companies under that Code, and does not currently provide any special investment restrictions applicable to separate accounts. However, no investment permitted under the Illinois Insurance Code is thereby exempted from the other investment restrictions specified under this caption.

   (15) The Fund will not invest in companies for the purpose of exercising control or management.

   (16) The Fund will not invest in the securities of other investment companies.

   (17) The Fund will not invest more than 5% of the value of its assets in securities of issuers (other than issuers of United States agency securities) which, with their predecessors, have a record of less than three years' continuous operation.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or net assets will not be considered a violation.

LEGAL RESTRICTIONS

   The Securities and Exchange Commission imposes restrictions on the investment authority of money market funds, such as the Fund, which are more restrictive than the policies and restrictions of the Fund described above. In general, such restrictions provide that a money market fund may not purchase any instrument with a remaining maturity greater than 13 months or maintain a dollar-weighted average portfolio maturity which exceeds ninety days. In addition, money market funds are limited to making investments in United States dollar-denominated investments which its board of directors determines present minimal credit risk and which are at the time of acquisition rated (or which have been issued by an issuer that has been rated) in one of the two highest rating categories by at least two national rating agencies or, if unrated, that the money market fund's board of directors determines are of comparable quality to a security so rated. Money market funds are also generally prohibited from acquiring a security if, after such acquisition, (i) more than 5% of the money market fund's assets would be invested in the securities of the issuer of the acquired security, or (ii) if the acquired security is not rated in the highest category by at least two national rating agencies or is not an unrated security of comparable quality, more than 1% of the money market fund's assets would be invested in the securities of the issuer of the acquired security or more than 5% of the money market fund's assets would be invested in securities that are not rated in the highest category by at least two national rating agencies or that are not of comparable quality. The foregoing percentage restrictions do not apply to securities issued or guaranteed as to principal by the United States or by an instrumentality of the United States and such securities may be purchased with remaining maturities of up to two years. The acquisition of a security that is rated by only one national rating agency must be approved by the money market fund's board of directors.

SPECIAL INVESTMENT CONSTRAINTS

   The amount of assets that the Fund may invest in the securities of any one issuer is restricted by the Fund's fundamental investment restrictions and the regulations of the Securities and Exchange Commission and the Internal Revenue Service. See "Federal Income Tax Status - The Contracts: Non-Qualified Plans," below. Under the most restrictive of these provisions, the Fund generally may not invest more than 5% of its assets in the securities of any issuer, except that it may invest up to 55% of its assets in securities issued or guaranteed as to principal by the United States government. It is anticipated that the combination of these restrictions and the relatively small and decreasing size of the Fund's assets will make it more difficult for the Fund's investment adviser to secure appropriate commercial paper investments, which have historically constituted a substantial portion of the Fund's investments. As of December 31, 1997, the Fund's total assets were $1,921,249 (compared to total assets of $1,968,663 as of June 30, 1997 and total assets of $2,001,016 as of December 31, 1996), and the maximum amount that the Fund was permitted to invest in the commercial paper of any one issuer was approximately $96,062. Due to market conditions, it is more difficult to purchase an issue of commercial paper in an amount less than $100,000. It is possible that the shrinking pool of commercial paper investments available to the Fund due to its size may impair the future investment performance of the Fund.

                              FEDERAL INCOME TAX STATUS

INTRODUCTION

   The Contracts are designed for use by individuals in connection with Qualified Plans or Non-Qualified Plans under the Code. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin, the type of retirement plan or program in connection with which the Contracts are used and the form in which payments are received. The discussion of federal income taxes contained in this Prospectus, which focuses on rules applicable to Contracts purchased under this Prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.

THE FRANKLIN

   The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

   Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

   Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Fund and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund. However, if changes in the federal tax laws or interpretations thereof result in The Franklin being taxed on income or gains attributable to the Fund, then The Franklin may impose a charge against the Fund (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

THE CONTRACTS: QUALIFIED PLANS

   The manner in which payments received under a Contract are taxed for federal income tax purposes depends on the form of payment. If payments are received in the form of an annuity, then, in general, under Section 72 of the Code, such payment is taxable to the recipient as ordinary income to the extent that such payment exceeds the portion, if any, of the cost basis of the Contract that is allocable to that payment. A payment received on account of partial redemption of an annuity contract generally is taxable in whole or part. The taxation of a partial redemption is governed by complex rules and a qualified tax advisor should be consulted prior to a proposed partial redemption. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Qualified Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

   Generally, payment of the proceeds of a Qualified Contract in a lump sum instead of in the form of an annuity, either at or before maturity, also is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the Qualified Contract. Taxation may be deferred, however, to the extent, if any, that "rollover" treatment is available and elected for a particular distribution.

   The Qualified Contracts are designed for use in connection with several types of Qualified Plans, as described generally below.

A. QUALIFIED PENSION, PROFIT-SHARING AND ANNUITY PLANS

   Under pension and profit-sharing plans that qualify under Section 401(a) of the Code and annuity purchase plans that qualify under Section 403(a) of the Code (collectively "Corporate Qualified Plans"), amounts contributed by an employer to the Corporate Qualified Plan on behalf of an employee and any gains thereon are not, in general, taxable to the employee until distribution. Generally, the cost basis of an employee under a Corporate Qualified Plan will equal the amount of non-deductible contributions, if any, that the employee made to the Corporate Qualified Plan. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

   The Code imposes an additional tax of 10% on the taxable portion of any early withdrawal from a Corporate Qualified Plan made by a Variable Annuitant before age 59-1/2, death, or disability. The additional income tax on early withdrawals will not apply however to certain distributions including (a) distributions beginning after separation from service that are part of a series of substantially equal periodic payments made at least annually for the life of the Variable Annuitant or the joint lives of the Variable Annuitant and his or her Beneficiary, and (b) distributions made to Variable Annuitants after attaining age 55 and after separating from service. Further, additional penalties may apply to distributions made on behalf of a "5-percent owner" (as defined by Section 416(i)(1)(B) of the Code).

   If a lump sum payment of the proceeds of a Contract qualifies as a "lump sum distribution" under the Code, special tax rules (including limited capital gain and income averaging treatment in some circumstances) may apply.


B. H.R. 10 PLANS (SELF-EMPLOYED INDIVIDUALS)

   Self-employed persons (including members of partnerships) are permitted to establish and participate in Corporate Qualified Plans under Sections 401(a) and 403(a) of the Code. Corporate Qualified Plans in which self-employed persons participate are commonly referred to as "H.R. 10 Plans."

   The tax treatment of annuity payments and lump sum payments received in connection with an H.R. 10 Plan is, in general, subject to the same rules described in "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above. Some special rules apply, however, in the case of self-employed persons which, for example, affect certain "lump sum distribution" and "rollover" rules.

C. SECTION 403(b) ANNUITIES

   Section 403(b) of the Code permits public schools and other tax-exempt organizations described in Section 501(c)(3) of the Code to purchase annuity contracts for their employees subject to special tax rules.

   If the requirements of Section 403(b) are satisfied, amounts contributed by the employer to purchase an annuity contract for an employee, and any gains thereon, are not, subject to certain limitations, taxable to the employee until distributed to the employee. However, these payments may be subject to FICA (Social Security) taxes. Generally, the cost basis of an employee under a
Section 403(b) annuity contract will equal the amount of any non-deductible contributions the employee made toward the contract plus any employer contributions that were taxable to the employee because they exceeded excludable amounts.

   Federal tax law imposes limitations on distributions from Section 403(b) annuity contracts. Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement in connection with a Section 403(b) annuity contract will be permitted only (1) when an employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled or (2) in the case of hardship. A withdrawal made in the case of hardship may not include income attributable to the contributions. However, these limitations generally do not apply to distributions which are attributable to assets held as of December 31, 1988. In general, therefore, contributions made prior to January 1, 1989, and earnings on such contributions through December 31, 1988, are not subject to these limitations. In addition, these limitations do not apply to contributions made other than by a salary reduction agreement. A number of questions exist concerning the application of these rules. Anyone considering a withdrawal from a Contract issued in connection with a Section 403(b) annuity plan should consult a qualified tax advisor.

   The 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above, also applies to Section 403(b) annuity contracts.

D. INDIVIDUAL RETIREMENT ANNUITIES

1.  SECTION 408(b) INDIVIDUAL RETIREMENT ANNUITIES

   Under Sections 408(b) and 219 of the Code, special tax rules apply to Individual Retirement Annuities. As described below, certain contributions to such annuities (other than Rollover Contributions) are deductible within certain limits and the gains on contributions (including Rollover Contributions) are not taxable until distributed. Generally, the cost basis in an Individual Retirement Annuity will equal the amount of non-deductible contributions (other than rollovers), if any, made to the Individual Retirement Annuity. Under special rules, all individual retirement plans will be treated as one plan for purposes of these rules.

   Section 408(b) sets forth various requirements that an annuity contract must satisfy before it will be treated as an Individual Retirement Annuity. Although final regulations that interpret some of these requirements have been adopted, other regulations have been proposed that interpret the additional requirement that, under a Section 408(b) Individual Retirement Annuity, the premiums may not be fixed. These proposed regulations, which contain certain ambiguities, may, of course, be changed before they are issued in final form. ACCORDINGLY, WHILE THE FRANKLIN BELIEVES THAT THE CONTRACTS OFFERED BY THIS PROSPECTUS MEET THE REQUIREMENTS OF SECTION 408(b), THE FINAL REGULATIONS AND THE CURRENTLY PROPOSED REGULATIONS THEREUNDER, THERE CAN BE NO ASSURANCE THAT THE CONTRACTS QUALIFY AS INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408(B) PENDING THE ISSUANCE OF COMPLETE FINAL REGULATIONS UNDER THAT CODE SECTION.

   Individuals who are not "active participants" in an employer-related retirement plan described in Section 219(g) of the Code will, in general, be allowed to contribute to an Individual Retirement Annuity and to deduct a maximum of $2,000 annually (or 100% of the individual's compensation if less). This deduction is phased out at certain income levels for individuals who are active participants in employer-related retirement plans. These income levels vary depending on an individual's marital and tax filing status and are scheduled to gradually increase in the future. Individuals who may not make deductible contributions to an Individual Retirement Annuity may, instead, make non-deductible contributions (up to the applicable maximum described above) on which earnings will accumulate on a tax-deferred basis. If the Individual Retirement Annuity includes non-deductible contributions, distributions will be divided on a pro rata basis between taxable and non-taxable amounts. Special rules apply if, for example, an individual contributes to an Individual Retirement Annuity for his or her own benefit and to another Individual Retirement Annuity for the benefit of his or her spouse.

   Individual Retirement Annuities are subject to limitations on the time when distributions must commence. In addition, the 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Individual Retirement Annuities, except that the circumstances in which the penalty tax will not apply are different in certain respects. Further, for any year in which a Contract Owner borrows any money under or by use of the Individual Retirement Annuity, the Contract ceases to qualify under Section 408(b), and an amount equal to the fair market value of the Contract as of the first day of such year will be includible in the Contract Owner's gross income for such year.

   The sale of a Contract for use with an Individual Retirement Annuity may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with Individual Retirement Annuities will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the Individual Retirement Annuity or their purchase. A Qualified Contract issued in connection with an Individual Retirement Annuity will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with Individual Retirement Annuities.

2.  SECTION 408(k) SIMPLIFIED EMPLOYEE PENSIONS

   An Individual Retirement Annuity described in Section 408(b) of the Code that also meets the special requirements of Section 408(k) qualifies as a Simplified Employee Pension. Under a Simplified Employee Pension, employers may contribute to the Individual Retirement Annuities of their employees subject to the limitation in Section 408(j). An employee may exclude the employer's contribution on his or her behalf to a Simplified Employee Pension from gross income subject to certain limitations. Elective deferrals under a Simplified Employee Pension are to be treated like elective deferrals under a cash or deferred arrangement under Section 401(k) of the Code and are subject to a $7,000 limitation, adjusted for inflation. In general, the employee may also contribute and deduct an additional amount not in excess of the lesser of (a) $2,000 or (b) 100% of compensation, subject to the phaseout discussed above, if the Simplified Employee Pension meets the qualifications for an Individual Retirement Annuity.

   In general, except as stated in this section, the rules discussed in "Section 408(b) Individual Retirement Annuities," immediately above, apply to a Simplified Employee Pension.

THE CONTRACTS: NON-QUALIFIED PLANS

   In the case of Non-Qualified Contracts issued in connection with retirement or deferred compensation plans which are Non-Qualified Plans, the provisions of the Plan generally determine the tax treatment of Plan participants.

   For example, contributions to, or deferred compensation in connection with, Non-Qualified Plans may or may not be currently taxable to participants.

   Payments received under a Non-Qualified Contract are subject to tax under
Section 72 of the Code. If payments are received in the form of an annuity, then, in general, each payment is taxable as ordinary income to the extent that such payment exceeds the portion of the cost basis of the annuity contract that is allocable to that payment. Payment of the proceeds of an annuity contract in a lump sum either before or at maturity is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the annuity contract. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

   A payment received on account of a partial redemption of an annuity contract generally is taxable as ordinary income in whole or in part. Also, if prior to the initial Annuity Payment Date, (i) an annuity contract is assigned or pledged, or (ii) a Contract issued after April 22, 1987 is transferred without adequate consideration, then the amount assigned, pledged or transferred may similarly be taxable. Special rules may apply with respect to investments in a Contract made before August 14, 1982. Because the applicable tax treatment is complex, a qualified tax advisor should be consulted prior to a partial withdrawal, assignment, pledge, or contract transfer.

   Further, in general, in the case of a payment received under a Non-Qualified Contract, a penalty may be imposed equal to 10% of the taxable portion of the payment. However, the 10% penalty does not apply in various circumstances. For example, the penalty is generally inapplicable to payments that are: (i) made on or after age 59-1/2; (ii) allocable to investments in the Contract before August 14, 1982, (iii) made on or after the death of the holder; (iv) made incident to disability; (v) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Variable Annuitant or the joint lives (or joint life expectancies) of the Variable Annuitant and his or her beneficiary; or (vi) made under a Contract purchased with a single premium and which has an annuity starting date commencing no later than one year from the purchase date of the annuity and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period.

   A Non-Qualified Contract will not be treated as an annuity contract for purposes of certain Code sections, including Section 72, for any period (and any subsequent period) for which the investments made by the Fund attributable to such Non-Qualified Contract are not, in accordance with Code Section 817(h) and the Treasury regulations thereunder, adequately diversified. Although certain questions exist about the diversification standards, The Franklin believes that the Fund presently satisfies those standards and intends that the Fund will continue to be adequately diversified for those purposes.

   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no guidance has been issued.

   The ownership rights under the Contract are similar to, but different in certain respects from those described by the Internal Revenue Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Fund. In addition, The Franklin does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Franklin therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Fund.

REQUIRED DISTRIBUTIONS

   In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Contract Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Contract Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Contract Owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of the deceased Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

   The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Franklin intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

AGGREGATION OF CONTRACTS

     Under a provision of the federal tax law effective for annuity contracts entered into after October 21, 1988, all annuity contracts (other than contracts held in connection with Qualified Plans) issued by the same company (or affiliates) to the same contract owner during any calendar year will generally be treated as one annuity contract for the purpose of determining the amount of any distribution, not in the form of an annuity, that is includable in gross income. This rule may have the effect of causing more rapid taxation of the distributed amounts from such combination of contracts. It is not certain how this rule will be applied or interpreted by the Internal Revenue Service. In particular, it is not clear if or how this rule applies to Immediate Variable Annuity Contracts or "split" annuity arrangements. Accordingly, a qualified tax advisor should be consulted about the application and effect of this rule.

FUTURE LEGISLATION

   Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

INCOME TAX WITHHOLDING

   Withholding of federal income tax is generally required from distributions from Qualified Plans and Non-Qualified Plans, or Contracts issued in connection therewith, to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts:
Qualified Plans," above, and "The Contracts: Non-Qualified Plans," above, regarding the taxation of Distributions.

   Federal income tax is generally required to be withheld from all or any portion of a Distribution made on or after January 1, 1993 that constitutes an "eligible rollover distribution." An "eligible rollover distribution" generally includes any distribution from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code except for (i) a distribution which is one of a series of substantially equal periodic instalments payable at least annually for the life (or over the life expectancy) of the Variable Annuitant or for the joint lives (or over the joint life expectancies) of the Variable Annuitant and his or her Beneficiary, or for a specified period of 10 years or more or (ii) a minimum distribution required pursuant to Section 401(a)(9) of the Code and (iii) an amount which is not includible in gross income (for example, the return of non-deductible contributions). Any eligible rollover distribution which is not rolled over directly from a Section 401(a) qualified trust, a Section 403(a) qualified annuity plan or a Section 403(b) qualified annuity contract to an "eligible retirement plan" is subject to mandatory federal income tax withholding in an amount equal to 20% of the eligible rollover distribution. An "eligible retirement plan" generally includes a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code, an individual retirement account described in Section 408(a) of the Code or an Individual Retirement Annuity described in Section 408(b) of the Code. Mandatory federal income tax withholding is required even if the Variable Annuitant receives an eligible rollover distribution and rolls it over within 60 days to an eligible retirement plan. Federal income tax is not required to be withheld from any eligible rollover distribution which is rolled over directly from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code to an eligible retirement plan.

   Except with respect to certain payments delivered outside the United States or any possession of the United States, federal income tax is not required to be withheld from any Distribution which does not constitute an eligible rollover distribution, if the Variable Annuitant or Beneficiary properly elects in accordance with the prescribed procedures not to have withholding apply. In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution which is not an eligible rollover distribution depends upon the type of payment being made. Generally, in the case of a periodic payment which is not an eligible rollover distribution, the amount to be withheld from such payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of a nonperiodic payment which is not an eligible rollover distribution, the amount to be withheld is generally equal to 10% of the amount of the Distribution.

   The applicable federal law pertaining to income tax withholding from Distributions is complex and contains many special rules and exceptions in addition to the general rules summarized above. Special rules apply, for example, if the Distribution is made to the surviving spouse of a Variable Annuitant or if the Distribution is an eligible rollover distribution from a qualified annuity contract under Section 403(b) of the Code. Any Variable Annuitant or Beneficiary considering a Distribution should consult a qualified tax advisor.

                                      MANAGEMENT

   The Fund is managed by a Board of Managers elected annually by the Contract Owners. The Board of Managers currently has four members. The members of the Board of Managers also serve as the Board of Managers of Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B, separate accounts of The Franklin having investment objectives of long-term appreciation of capital through investment appreciation and retention and reinvestment of income derived mainly from investments in equity securities, particularly common stocks. The assets of Fund A are held with respect to Variable Annuity contracts used in connection with certain qualified plans and trusts or individual retirement annuities accorded special tax treatment under the Code and those of Fund B are held with respect to Variable Annuity contracts used for retirement planning for individuals and not in connection with qualified plans and trusts, individual retirement annuities or employer-related plans that are accorded such special tax treatment.

  The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers. Under the Rules and Regulations, the Board of Managers is authorized to take various actions on behalf of the Fund, including the entry into contracts for the purpose of services with respect to the Fund under circumstances where the approval of such contracts is not required to be submitted to the Contract Owners. Subject to the authority of the Board of Managers, officers and employees of The Franklin are responsible for overall management of the Fund's business affairs.

                                     VOTING RIGHTS

   All Contract Owners will have the right to vote upon:

   (1) The initial approval of any investment management agreement and any amendment thereto.

   (2)  Ratification of an independent auditor for the Fund.

   (3) Any change in the primary investment objective or fundamental investment restrictions of the Fund.

   (4) Election of members of the Board of Managers of the Fund (cumulative voting is not permitted).

   (5) Termination of the investment management agreement (such termination may also be effected by the Board of Managers).

   (6)  Any other matter submitted to them by the Board of Managers.

   The number of votes which a Contract Owner may cast as to any Contract, except after the initial Annuity Payment Date, is equal to the number of Accumulation Units credited to the Contract. With respect to any Contract as to which Annuity Payments measured by Annuity Units have commenced, the Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the Variable Annuity obligations related to such Contract, divided by (ii) the value of an Accumulation Unit. Accordingly, the voting rights of a Contract Owner will decline during the Annuity Payment period as the amount of assets in the Fund required to meet the Annuity Payments decreases and, in addition, will decline as the value of an Accumulation Unit increases. Fractional votes will be counted.

   An employee covered by an H.R. 10 Plan, if not the Contract Owner, will have the right to instruct the Contract Owner with respect to all votes attributable to the Qualified Contract. An employee covered by a Qualified Contract issued in connection with a qualified pension or profit-sharing plan described in Section 401 of the Code will have the right to instruct the Contract Owner with respect to votes attributable to his or her payments to the plan, if any, and, to the extent authorized by the terms of the plan, with respect to any additional votes under the Qualified Contract. If Annuity Payments are being made under an annuity to a person who is not a Contract Owner, that person will have the right to instruct the Contract Owner with respect to votes attributable to the amount of the assets in the Fund to meet the Annuity Payments related to the Contract.

   Qualified Contract Owners will cast votes with respect to which instructions have been received in accordance with such instructions. Votes with respect to which employees, Variable Annuitants or other persons to whom payments are being made under a Qualified Contract are entitled to instruct the Contract Owner, but for which the Contract Owner has received no instructions, shall be cast by the Contract Owner for or against each proposal to be voted on in the same proportion as votes for which instructions have been received by such Contract Owner. If no one is entitled to instruct the Contract Owner, or if the Contract Owner receives no instructions, all votes which the Contract Owner is entitled to cast may be cast at his or her sole discretion. Neither the Fund nor The Franklin has any duty to inquire as to the instructions received or the authority of the Contract Owner to cast such votes; except to the extent that the Fund or The Franklin has actual knowledge to the contrary, the votes cast by Contract Owners will be considered valid and effective as among the Fund, The Franklin and other persons having voting rights with respect to the Fund.

   Should assets be maintained in the Fund with respect to contracts other than those offered by this Prospectus, contract owners under such contracts would be entitled to vote, and their votes would be computed in a similar manner. Assets maintained by The Franklin in the Fund in excess of the amounts attributable to the Contracts or other contracts of The Franklin will entitle The Franklin to vote and its vote would be computed in a similar manner. The Franklin will cast its votes in the same proportion as the votes cast by Contract Owners and the owners of such other contracts.

   The number of votes which each Contract Owner may cast at a meeting shall be determined as of a record date to be chosen by the Board of Managers within 120 days of the date of the meeting. At least 20 days' written notice of the meeting will be given to Contract Owners of record. To be entitled to vote or to receive notice, a Contract Owner must have been such on the record date.

                            DISTRIBUTION OF THE CONTRACTS

   Franklin Financial Services Corporation ("Franklin Financial") serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts pursuant to a Sales Agreement with the Fund. The Sales Agreement is described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin.

   The Fund no longer offers new Contracts. Commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under the Contracts to a maximum of 2% of such Stipulated Payments.

                                   STATE REGULATION

   As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

   In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the laws of Illinois in determining permissible investments for The Franklin.

   For certain provisions of Illinois law applicable to the Fund's investments, see "Investment Policies and Restrictions of the Fund," above.

                                  REPORTS TO OWNERS

   The Franklin will mail to the Contract Owner, at the last known address of record at the Home Office of The Franklin, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement showing the then Cash Value of his or her Contract.

                                 FUNDAMENTAL CHANGES

   Upon compliance with applicable law, including obtaining any necessary affirmative vote of Contract Owners in each case: (a) the Fund may be operated in a form other than as a "management company" under the Investment Company Act of 1940 (including operation as a "unit investment trust"); (b) the Fund may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required; or (c) the provisions of the Contracts may be modified to assure qualification under the pertinent provisions of the Code or to comply with other applicable federal or state laws. In the event of any such fundamental change, The Franklin may make appropriate amendments to the Contracts to give effect to such change or take such other action as may be necessary in this respect.

   The Board of Managers of the Fund, and the respective Board of Managers of each of Franklin Life Variable Annuity Fund A ("Fund A") and Franklin Life Variable Annuity Fund B ("Fund B"), have approved resolutions whereby Contract Owners will be asked during 1998 to approve or to disapprove an Agreement and Plan of Reorganization ("the Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) the Fund will be restructured into a single unit investment trust consisting of three subaccounts; (ii) the assets of each of the Fund, Fund A and Fund B will be liquidated and the proceeds transferred to one of the three subaccounts in the restructured Fund (so that the interests of Contract Owners and of Fund A and Fund B contract owners will continue as interests in the restructured Fund); and (iii) each subaccount will invest exclusively in shares of a specified mutual fund portfolio.

   Contract Owners will be provided with a proxy statement describing the Reorganization in detail. If the Reorganization is approved, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in a number of units in a subaccount of the restructured Fund having a value equal to the value of the Contract Owner's interest in a Fund immediately prior to the Reorganization.

                                 YEAR 2000 TRANSITION

   Like all financial services providers, The Franklin utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. The Franklin and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on The Franklin. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Franklin currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that The Franklin will be successful, or that interaction with other service providers will not impair The Franklin's services at that time.

                                  LEGAL PROCEEDINGS

   In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. The Franklin is a defendant in certain purported class action lawsuits. These claims are being defended vigorously by The Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Franklin nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Fund or on The Franklin's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on The Franklin's results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

   The Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, The Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Fund or on The Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

                                REGISTRATION STATEMENT

   A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

            OTHER VARIABLE ANNUITY CONTRACTS; EFFECT OF NON-QUALIFICATION

   The Franklin may offer, under other prospectuses, other variable annuity contracts having interests in the Fund and containing different terms and conditions from those offered hereby.

   In the event that a plan intended to qualify as a Qualified Plan under the Code fails to meet the applicable qualification requirements under the Code (including Section 818(a)) or in the event a Qualified Plan ceases to qualify thereunder, The Franklin shall have the right, upon receiving notice of such non-qualification, to treat any such Contract issued in connection with such a plan as a Non-Qualified Contract participating in the Fund.

                                  YIELD INFORMATION

   In accordance with regulations adopted by the Securities and Exchange Commission, the Fund has computed an annualized yield and an effective yield for a seven-day period ending on the date of the Fund's most recent balance sheet. The annualized yield is computed by determining the net change, exclusive of realized gains and losses from the sale of investments, unrealized appreciation and depreciation on investments, and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the seven-day period (the "base period return") and multiplying this result by 365/7 to obtain an annualized yield. The annualized yield for the seven calendar day period ended December 31, 1997 was 3.93%. The effective yield is computed by compounding the base period return by adding one, raising the sum to a power equal to 365 divided by 7, and substracting one from the result. The effective yield for the seven calendar day period ended December 31, 1997 was 4.00%. The effective yield is higher because it represents a compound yield, i.e., it assumes that the increase in account value represented by the base period return is reinvested.

   Yield as determined with respect to a portfolio composed primarily of money market securities normally will fluctuate on a daily basis and is affected by changes in interest rates on money market securities, average portfolio maturities, the type and quality of portfolio securities held and the expenses of the Fund. Therefore, the yield for any given past period should not be considered as a representation of the yield for any future period.

   In addition, although yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives, it should be kept in mind that the Fund's yield cannot be compared to the yield on bank deposits and other investments which pay fixed yields for a stated period of time and that other investment companies may calculate yield on additional bases. When comparing the yields of investment companies, consideration should be given to the quality and maturity of the portfolio of securities of each company as well as to the type of expenses incurred. In this connection, it should be noted that the accrued expenses of the Fund differ from those incurred under conventional money market funds that do not offer variable annuity contracts in that additional charges are made against the Fund relating to The Franklin's assumption of mortality and expense risks under the Contract. See "Mortality and Expense Risk Charge," above. In addition, the yield information contained herein does not reflect administration deductions from Stipulated Payments or deductions for premium taxes, which would reduce the yield and effective yield contained herein. Furthermore, unlike investments in conventional money market funds which may be held on a non-qualified basis by the investor, investment income earned by the Fund during the accumulation period is not currently taxable to holders of Contracts. See "Federal Income Tax Status," above.

               TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                          PAGE IN STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                         ----------------------
General Information . . . . . . . . . . . . . . . . . .              3
Investment Objectives . . . . . . . . . . . . . . . . .              3
Limitations on Settlement Options . . . . . . . . . . .              3
Management. . . . . . . . . . . . . . . . . . . . . . .              5
Investment Advisory and Other Services. . . . . . . . .              7
Distribution of The Contracts . . . . . . . . . . . . .              8
Portfolio Turnover and Brokerage. . . . . . . . . . . .              9
Safekeeper of Securities. . . . . . . . . . . . . . . .             10
Legal Matters . . . . . . . . . . . . . . . . . . . . .             10
Experts . . . . . . . . . . . . . . . . . . . . . . . .             10
Index to Financial Statements . . . . . . . . . . . . .            F-1

                            APPENDIX-DEBT SECURITY RATINGS

STANDARD & POOR'S CORPORATION-BOND RATINGS

   AAA-Highest grade. Capacity to pay principal and interest is extremely strong. AA-High grade. Capacity to pay principal and interest is very strong, and in the majority of instances these bonds differ from AAA issues only in a small degree. A-Strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE, INC.-BOND RATINGS

   Aaa-Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger. A-Upper medium grade. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

COMMERCIAL PAPER RATINGS

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. An A-1 rating (highest quality) by Standard & Poor's indicates that the degree of safety regarding timely repayment is strong. An A-2 rating indicates that capacity for timely payment is satisfactory, although the relative degree of safety is not as high as for issues designated A-1. An A-3 rating indicates adequate capacity for repayment but with more vulnerability to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers (or institutions supplying credit support) rated Prime-1 (Moody's highest rating) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers (or institutions supplying credit support) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers (or institutions supplying credit support) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

PROSPECTUS








FRANKLIN LIFE MONEY
MARKET VARIABLE
ANNUITY FUND C


INDIVIDUAL VARIABLE
ANNUITY CONTRACTS


ISSUED BY
THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713



--------------------------------------------------------------------------------
                          Complete and return this form to:


The Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713
Attention:  Box 1018
(800) 528-2011, extension 2591


Please send me the Statement of Additional Information dated April 30, 1998 for Franklin Life Money Market Variable Annuity Fund C.


--------------------------------------------------------------------------------
                                       (Name)


--------------------------------------------------------------------------------
                                       (Street)


--------------------------------------------------------------------------------
(City)                                 (State)                    (Zip Code)

--------------------------------------------------------------------------------

                                      APPENDIX E

                               VIP MONEY MARKET PORTFOLIO
                                      PROSPECTUS


Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the fund's goal matches your own.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated April 30, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-1916, or your insurance company.
Shares of the fund may be purchased only by the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this prospectus and keep them on file for future reference.
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
like all mutual funds, THESE
SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE
COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
VIP-MM-pro-0498
700550

VARIABLE
INSURANCE
PRODUCTS
FUND
INITIAL CLASS
Variable Insurance Products Fund (the Trust) is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. Money Market Portfolio is a fund of the Trust.
MONEY MARKET PORTFOLIO seeks high current income while maintaining a stable $1.00 share price by investing in a broad range of money market securities.
PROSPECTUS
APRIL 30, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           FINANCIAL HIGHLIGHTS A summary of the fund's financial data.

THE FUND IN DETAIL         CHARTER How the fund is organized.

                           INVESTMENT PRINCIPLES AND RISKS The fund's overall approach to investing.

                           BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

                           PERFORMANCE

ACCOUNT POLICIES           DISTRIBUTIONS AND TAXES

                           TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.


KEY FACTS

THE FUND AT A GLANCE
Money Market Portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, chooses investments for the fund.
GOAL: Income while maintaining a stable $1.00 share price. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests in high-quality, short-term money market securities of all types.
SIZE: As of December 31, 1997, the fund had over $1.0 billion in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates. The fund does not constitute a balanced investment plan. However, because it emphasizes stability, it could be well-suited for a portion of your investments.



THE SPECTRUM OF FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY FUNDS ARE PRESENTED
HERE IN ORDER OF ASCENDING RISK. GENERALLY,
INVESTORS SEEKING TO MAXIMIZE RETURN MUST
ASSUME GREATER RISK. MONEY MARKET PORTFOLIO IS IN
THE MONEY MARKET CATEGORY.
 MONEY MARKET SEEKS INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY, SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY INVESTING IN BONDS.
(SOLID BULLET) ASSET ALLOCATION SEEKS HIGH TOTAL RETURN WITH
REDUCED RISK THROUGH A MIX OF STOCKS, BONDS, AND
SHORT-TERM AND MONEY MARKET INSTRUMENTS.
(SOLID BULLET) GROWTH AND INCOME SEEKS LONG-TERM GROWTH
AND INCOME BY INVESTING IN STOCKS AND BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM GROWTH BY INVESTING
MAINLY IN STOCKS.
3
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report and are incorporated by reference into (are legally a part of) the fund's SAI.
SELECTED PER-SHARE DATA



38.Years ended December
31                     1997      1996      1995      1994      1993      1992      1991      1990      1989      1988

39.Net asset value, beginning of
period                $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

40.Income from Investment
Operations            .053      .052      .057      .042      .032      .038      .059      .078      .087      .071
 Net interest income

41.Less Distributions    (.053)    (.052)    (.057)    (.042)    (.032)    (.038)    (.059)    (.078)    (.087)    (.071)
 From net interest income

42.Net asset value, end of
period                  $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

43.Total returnA,B      5.51%     5.41%     5.87%     4.25%     3.23%     3.90%     6.09%     8.04%     9.12%     7.39%

44.RATIOS AND SUPPLEMENTAL DATA

45.Net assets, end of period (In
millions)              $ 1,021   $ 1,126   $ 809    $ 749    $ 353    $ 301    $ 271    $ 255    $ 143    $ 106

46.Ratio of expenses to average net
assets                 .31%      .30%      .33%     .27%     .22%C    .24%     .38%     .56%     .67%     .60%

47.Ratio of net interest income to average
net                    5.32%     5.28%     5.72%    4.32%    3.16%    3.85%    5.93%    7.76%    8.70%    7.16%
assets


F TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
THE FUND IN DETAIL

CHARTER
MONEY MARKET PORTFOLIO IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Variable Insurance Products Fund (VIP), an open-end management investment company organized as a Massachusetts business trust on November 13, 1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the fund will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. Your insurance company is entitled to one vote for each share it owns. For a further discussion, please refer to your insurance company's separate account prospectus.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which handles the fund's business affairs. FIMM, located in Merrimack, New Hampshire, has primary responsibility for providing investment management services.
The fund has an investment objective similar to that of an existing Fidelity fund. The fund's objective is most similar to that of Fidelity Cash Reserves. The performance of a separate account investing in the fund is not expected to be the same as the performance of the fund due in part to dissimilarities in their investments. Various insurance-related costs at the insurance company's separate account will also affect performance.
The fund sells its shares to separate accounts of insurance companies that are both affiliated and unaffiliated with FMR. The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more insurance companies' separate accounts might be required to withdraw its investments in the fund and shares of another fund may be substituted. This might force the fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.


3
FIDELITY FACTS
Fidelity offers the broadest selection of mutual funds in the world.
(solid bullet) Number of Fidelity mutual funds: over 226
(solid bullet) Assets in Fidelity mutual funds: over $529 billion
(solid bullet) Number of shareholder accounts: over 34 million
(solid bullet) Number of investment analysts and portfolio managers: over 265
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for Initial Class of the fund.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in high-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. The fund also may enter into reverse repurchase agreements.
The fund complies with industry-standard requirements on the quality, maturity, and diversification of its investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of an investment) to change.
The fund earns income at current money market rates. It stresses income, preservation of capital, and liquidity, and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.
It is important to note that neither the fund nor its yield is insured or guaranteed by the U.S. Government.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates. Money market securities may be structured or may employ a trust or similar structure so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and the fund's share price.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Likewise, securities for which foreign entities provide credit or liquidity support may involve different risks than those supported by domestic entities. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, the fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS: The fund will invest more than 25% of its total assets in the financial services industry.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates on a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: The fund does not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying the fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: The fund may not invest more than 5% of its total assets in any one issuer, except that the fund may invest up to 10% of its total assets in certain other money market funds and in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. Government securities. BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
LENDING. The fund may lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, the fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.
The fund will invest more than 25% of its total assets in the financial services industry.
The fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of Initial Class's assets are reflected in its share price.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. The fund also pays OTHER EXPENSES, which are explained at right.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by multiplying the sum of two components by the fund's average net assets and adding an income-based fee.
One component, the group fee rate, is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
The other component, the individual fund fee rate, is 0.03%. The income-based fee is 6% of the fund's gross income in excess of a 5% yield and cannot rise above 0.24% of the fund's average net assets. For December 1997, the group fee rate was 0.14%. The total management fee for the fiscal year ended December 31, 1997 was 0.21% of the fund's average net assets.
FIMM IS THE FUND'S SUB-ADVISER and has primary responsibility for managing its investments. FMR is responsible for providing other management services. FMR pays FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. FMR paid FMR Texas Inc., the predecessor company to FIMM, a fee equal to 0.10% of the fund's average net assets for the fiscal year ended December 31, 1997.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
FIIOC performs transfer agency, dividend disbursing, and shareholder servicing functions for Initial Class of the fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for Initial Class of the fund and maintains the fund's general accounting records.
For the fiscal year ended December 31, 1997, Initial Class of the fund paid fees equal to 0.07% of Initial Class's average net assets for transfer agency and related services, and the fund paid fees equal to 0.01% of the fund's average net assets for pricing and bookkeeping services. These amounts are before expense reductions, if any.
For the fiscal year ended December 31, 1997, Initial Class's total expenses amounted to 0.31% of Initial Class's average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Initial Class shares of the fund have adopted a DISTRIBUTION AND SERVICE PLAN. This Plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Initial Class shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, Initial Class shares. Currently, the Board of Trustees has authorized such payments.
PERFORMANCE
The fund's total return and yield may be quoted in advertising in accordance with current law and interpretations thereof.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For additional performance information, contact your insurance company for a free annual report.
TOTAL RETURNS AND YIELDS QUOTED FOR A CLASS INCLUDE THE CLASS'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUND MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the fund's performance to that of other mutual funds.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the fund will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividend or capital gain distributions from the fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59. The fund is treated as a separate entity for federal income tax purposes. The fund intends to pay out all of its net investment income and net realized capital gains, if any, for each year. Dividends from the fund are declared daily and paid monthly. Normally, net realized capital gains, if any, are distributed each year for the fund. Such income and capital gain distributions are automatically reinvested in additional shares of the same class of the fund. After each distribution from the fund, the fund's share price drops by the amount of the distribution. Because dividend and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates Initial Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
A CLASS'S NAV is the value of a single share. The NAV of Initial Class is computed by adding Initial Class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Initial Class's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to Initial Class, and dividing the result by the number of Initial Class shares of the fund that are outstanding.
Like most money market funds, the fund values the securities it owns on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund maintain a stable $1.00 share price.
A CLASS'S OFFERING PRICE (price to buy one share) is its NAV. A class's REDEMPTION PRICE (price to sell one share) is its NAV.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time. The fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from the fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the fund each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the fund the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to the fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to the fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by the fund, but in no event later than 7 days following receipt of instructions. The fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
This prospectus is printed on recycled paper using soy-based inks.

                                      APPENDIX F

                              VIP II INDEX 500 PORTFOLIO
                                      PROSPECTUS

Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the fund's goal matches your own.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated April 30, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-1916, or your insurance company.
Shares of the fund may be purchased only by the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this prospectus and keep them on file for future reference.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
like all mutual funds, THESE SECURITIES HAVE NOT
BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
VIPII-i500-pro-0498
700585

VARIABLE
INSURANCE
PRODUCTS
FUND II
INITIAL CLASS
Variable Insurance Products Fund II (the Trust) is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. Asset Manager Portfolio is a fund of the Trust.
INDEX 500 PORTFOLIO seeks a total return which corresponds to that of the Standard & Poor's 500 Index.
PROSPECTUS
APRIL 30, 1998 (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109
CONTENTS


KEY FACTS           18  THE FUND AT A GLANCE

                    18  WHO MAY WANT TO INVEST

                    20 FINANCIAL HIGHLIGHTS A summary of the fund's financial data.

THE FUND IN DETAIL  20  CHARTER How the fund is organized.

                    21 INVESTMENT PRINCIPLES AND RISKS The fund's overall approach to investing.

                    23 BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

                    23  PERFORMANCE

ACCOUNT POLICIES    24  DISTRIBUTIONS AND TAXES

                    24 TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                    24  APPENDIX


KEY FACTS

THE FUND AT A GLANCE
Index 500 Portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
Bankers Trust Company (BT) is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BT currently serves as sub-adviser to the fund and manages the fund's portfolio.
GOAL: Total return that corresponds to that of the Standard & Poor's 500 Index (S&P 500(registered trademark)). As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests in equity securities of companies that compose the S&P 500 and in other instruments that are based on the value of the index.
SIZE: As of December 31, 1997, the fund had over $2.0 billion in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to keep expenses low while pursuing growth of capital and income through a portfolio of securities that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States, as measured by the S&P 500.
Because the fund seeks to track, rather than beat, the performance of the S&P 500, the fund is not managed in the same manner as other mutual funds. BT generally does not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
The value of the fund's investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. When fund shares are redeemed, they may be worth more or less than their original cost. By itself, the fund does not constitute a balanced investment plan.
THE SPECTRUM OF FIDELITY
FUNDS
Broad categories of Fidelity funds are presented here in order of ascending risk. Generally, investors seeking to maximize return must assume greater risk. Index 500 Portfolio is in the GROWTH category.
(solid bullet) MONEY MARKET Seeks income and stability by investing in high-quality, short-term investments.
(solid bullet) INCOME Seeks income by investing in bonds.
(solid bullet) ASSET ALLOCATION Seeks high total return with reduced risk through a mix of stocks, bonds, and short-term and money market instruments.
(solid bullet) GROWTH AND INCOME Seeks long-term growth and income by investing in stocks and bonds.
(right arrow) GROWTH Seeks long-term growth by investing mainly in stocks.
(checkmark)

FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by Price Waterhouse LLP, independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report and are incorporated by reference into (are legally a part of) the fund's SAI.
SELECTED PER-SHARE DATA

40.Years ended December 31                    1997      1996     1995     1994     1993     1992D

41.Net asset value, beginning of period       $ 89.05   $ 75.71  $ 56.22  $ 55.74  $ 52.60  $ 50.00

42.Income from Investment Operations

43. Net investment income                      1.80E     1.04     .85      1.14     1.31     .44

44. Net realized and unrealized gain (loss)    26.67     15.55    19.72    (.56)    3.80     2.71

45. Total from investment operations           28.47     16.59    20.57    .58      5.11     3.15

46.Less Distributions

47. From net investment income                 (1.03)    (.91)    (.95)    --       (1.28)   (.47)

48. From net realized gain                     (2.09)    (2.34)   (.11)    (.10)    (.60)    (.08)

49. In excess of net realized gain             --        --       (.02)    --       (.09)    --

50. Total distributions                        (3.12)    (3.25)   (1.08)   (.10)    (1.97)   (.55)

51.Net asset value, end of period             $ 114.40  $ 89.05  $ 75.71  $ 56.22  $ 55.74  $ 52.60

52.Total returnB,C                             32.83%    22.71%   37.19%   1.04%    9.74%    6.31%


53.RATIOS AND SUPPLEMENTAL DATA


54.Net assets, end of period (In millions)                $ 2,098  $ 823    $ 246   $ 51    $ 25    $ 18

55.Ratio of expenses to average net assets                 .28%F    .28%F    .28%F   .28%F   .28%F   .28%A,F

56.Ratio of net investment income to average net assets    1.74%    2.26%    2.70%   2.81%   2.65%   2.89%A

57.Portfolio turnover rate                                 9%       14%      16%     2%      9%      0%

58.Average commission rateG                               $ .0268  $ .0315


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD AUGUST 27, 1992 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1992.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
THE FUND IN DETAIL

CHARTER
INDEX 500 PORTFOLIO IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Index 500 Portfolio is a diversified fund of Variable Insurance Products Fund II (VIP II), an open-end management investment company organized as a Massachusetts business trust on March 21, 1988.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity or BT.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the fund will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. Your insurance company is entitled to one vote for each share it owns. For a further discussion, please refer to your insurance company's separate account prospectus.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which handles its business affairs. BT, the fund's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the sub-adviser's performance of its duties.
The fund has an investment objective similar to that of an existing Fidelity fund. The fund's objective is most similar to that of Spartan Market Index Fund. The performance of a separate account investing in the fund is not expected to be the same as the performance of the fund due in part to dissimilarities in their investments. Various insurance-related costs at the insurance company's separate account will also affect performance.
The fund sells its shares to separate accounts of insurance companies that are both affiliated and unaffiliated with FMR. The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more insurance companies' separate accounts might be required to withdraw its investments in the fund and shares of another fund may be substituted. This might force the fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

FIDELITY FACTS
Fidelity offers the broadest selection of mutual funds in the world.
(solid bullet) Number of Fidelity mutual funds: over 226
(solid bullet) Assets in Fidelity mutual funds: over $529 billion
(solid bullet) Number of shareholder accounts: over 34 million
(solid bullet) Number of investment analysts and portfolio managers: over 265

(checkmark)
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for Initial Class of the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
BT AND ITS AFFILIATES
BT is the sub-adviser of the fund and acts as the fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
BT, subject to the supervision and direction of the Board of Trustees and FMR, makes investment decisions for the fund, places orders to buy, sell and lend the fund's investments, and manages the fund in accordance with its investment objective and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
BT may use FMR and BT broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States.
To achieve this objective, the fund attempts to duplicate the composition and total return of the S&P 500. The S&P 500 is made up of 500 common stocks, most of which trade on the New York Stock Exchange
(NYSE). Standard & Poor's (S&P) is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good investment. The S&P 500 is a widely recognized, unmanaged index of common stock prices. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. Total returns for the S&P 500 assume reinvestment of dividends but do not include the effect of brokerage commissions or other fees. At some time in the future FMR may, subject to shareholders' approval and 30 days' notice, select another index if such a standard of comparison is deemed to be more representative of the performance of U.S. common stocks.
Under normal conditions the fund seeks to invest at least 80% of its assets (65% if fund assets are below $20 million) in equity securities of companies that compose the S&P 500.
The fund may not always hold all of the same securities as the S&P
500. BT may choose, if extraordinary circumstances warrant, to exclude an index stock from the fund and substitute a similar stock if doing so will help the fund achieve its objective.
The fund may not track the S&P 500 perfectly. Differences between the S&P 500 and the fund's portfolio may cause differences in performance. Even if the fund's investments match the S&P 500 exactly, its returns could differ on a day-to-day basis because of differences in how the fund and the S&P 500 are valued. The fund normally values all of its investments at 4:00 p.m. Eastern time. The S&P 500 is valued by its sponsor, who may use different closing prices than the fund does. In addition, the fund's ability to replicate the S&P 500's returns will depend to some extent on transaction costs and the size and frequency of cash flows into and out of the fund.
The fund seeks to achieve a 98% or better correlation between its total return and the total return of the S&P 500. BT uses an indexing technique to structure the fund's portfolio similarly to that of the S&P 500. FMR monitors correlation between the performance of the fund and that of the S&P 500 on a monthly basis. Correlation is measured by comparing the fund's monthly total returns to those of the S&P 500 over the most recent 36-month period. In the unlikely event that the fund cannot achieve a correlation of 98% or better, the trustees will consider alternative arrangements.
The fund may purchase short-term debt securities for cash management purposes and may use various techniques, such as stock index futures, to adjust its exposure to the S&P 500.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
BT may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as BT intends. Also, as a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when fund shares are redeemed, they may be worth more or less than their original cost.
BT normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies BT may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
BT may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.
RESTRICTIONS: FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
BT can use these practices in its effort to track the return of the S&P 500. If BT judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by BT, under the supervision of the Board of Trustees and FMR, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. The fund may also invest in similar money market funds managed by BT or other investment managers. A major change in interest rates or a default on a money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. BT receives a portion of securities lending income as a sub-advisory fee. Securities lending could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, the fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of Initial Class's assets are reflected in its share price.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR and the fund pay sub-advisory fees to BT for managing the fund's investments, administering its securities lending program, and for custodial services. The fund also pays OTHER EXPENSES, which are explained below.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT AND SUB-ADVISORY FEES
Management and sub-advisory fees are calculated and paid every month to FMR and BT, respectively. The fund pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to FMR and an estimated sub-advisory fee of less than 0.01% payable to BT (representing 40% of net income from securities lending).
The total management fee for the fiscal year ended December 31, 1997 was 0.27% of the fund's average net assets. Effective December 1, 1997, the fund's management fee rate was reduced from 0.28% to 0.24%. BT IS THE FUND'S SUB-ADVISER under an agreement with FMR and the fund. For providing investment management, securities lending, and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the fund's average net assets. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
OTHER EXPENSES
While management and sub-advisory fees are significant components of the fund's annual operating costs, the fund has other expenses as well.
FIIOC performs transfer agency, dividend disbursing, and shareholder servicing functions for Initial Class of the fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for Initial Class of the fund, and maintains the general accounting records for the fund.
For the fiscal year ended December 31, 1997, Initial Class of the fund paid fees equal to 0.07% of Initial Class's average net assets for transfer agency and related services, and the fund paid fees equal to 0.04% of the fund's average net assets for pricing and bookkeeping services. These amounts are before expense reductions, if any.
For the fiscal year ended December 31, 1997, Initial Class's total expenses amounted to 0.28% of Initial Class's average net assets. Effective August 27, 1992, FMR has voluntarily agreed to reimburse Initial Class of the fund to the extent that total operating expenses (with the exceptions noted below) exceed 0.28% of its average net assets. If this agreement were not in effect, total operating expenses, as a percentage of average net assets of Initial Class of the fund, would have been 0.40%. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. In addition, sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement.
The fund also pays other expenses, such as legal and audit fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Initial Class shares of the fund have adopted a DISTRIBUTION AND SERVICE PLAN. This Plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Initial Class shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, Initial Class shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended December 31, 1997 was 9%. This rate varies from year to year.
PERFORMANCE
The fund's total return may be quoted in advertising in accordance with current law and interpretations thereof.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For additional performance information, contact your insurance company for a free annual report.
TOTAL RETURNS QUOTED FOR A CLASS INCLUDE THE CLASS'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUND MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the fund's performance to that of other mutual funds.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the fund will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividend or capital gain distributions from the fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59. The fund is treated as a separate entity for federal income tax purposes. The fund intends to pay out all of its net investment income and net realized capital gains, if any, for each year. Dividends from the fund will be distributed at least annually. Normally, net realized capital gains, if any, are distributed each year for the fund. Such income and capital gain distributions are automatically reinvested in additional shares of the same class of the fund. The fund makes dividend and capital gain distributions on a per-share basis for each class. After each distribution from the fund, the fund's share price drops by the amount of the distribution. Because dividend and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates Initial Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
A CLASS'S NAV is the value of a single share. The NAV of Initial Class is computed by adding Initial Class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Initial Class's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to Initial Class, and dividing the result by the number of Initial Class shares of the fund that are outstanding.
The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
A CLASS'S OFFERING PRICE (price to buy one share) is its NAV. A class's REDEMPTION PRICE (price to sell one share) is its NAV.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time. The fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from the fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the fund each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the fund the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to the fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to the fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by the fund, but in no event later than 7 days following receipt of instructions. The fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX
Index 500 Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to participants in the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed, and calculated by S&P without regard to the Licensee or the fund. S&P has no obligation to take the needs of the Licensee or the participants in the fund into consideration in determining, composing, or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Licensee, participants in the fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. "Standard & Poor's(registered trademark)," "S&P(registered trademark)," "S&P 500(registered trademark)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by FDC.

This prospectus is printed on recycled paper using soy-based inks.

STATEMENT OF ADDITIONAL INFORMATION

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Franklin Life Variable Annuity Fund A dated the same date as this Statement of Additional Information.

     A copy of that Proxy Statement/Prospectus may be obtained by calling (800) 528-2011, Extension 2591, or by writing The Franklin Life Insurance Company, #1 Franklin Square, Springfield, IL 62713, Attention: Box 1018.


                                   August 31, 1998

                         STATEMENT OF ADDITIONAL INFORMATION

                                  TABLE OF CONTENTS


Appendix A - Franklin Life Variable Annuity Fund A - Statement of Additional
               Information

Appendix B - Franklin Life Variable Annuity Fund A - Annual Report dated
               December 31, 1997

Appendix C - Variable Insurance Products Fund - Statement of Additional
               Information
             Variable Insurance Products Fund II - Statement of Additional
               Information

Appendix D - VIP II Index 500 Portfolio - Annual Report dated December 31, 1997

Appendix E - VIP Money Market Portfolio - Annual Report dated December 31, 1997

ADDITIONAL INFORMATION ABOUT FRANKLIN LIFE VARIABLE ANNUITY FUND A

     Additional information regarding Franklin Life Variable Annuity Fund A ("Fund A") is found in the Statement of Additional Information to Fund A's registration statement on Form N-3 filed with the Securities and Exchange Commission as Post-Effective Amendment No. 45 on April 30, 1998 (File Nos. 2-36394 and 811-1990). This Statement of Additional Information is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT VARIABLE INSURANCE PRODUCTS FUND - MONEY MARKET PORTFOLIO AND VARIABLE INSURANCE PRODUCTS FUND II - INDEX 500 PORTFOLIO

     Additional information regarding Variable Insurance Products Fund - Money Market Portfolio ("VIP Money Market Portfolio") and Variable Insurance Products Fund II - Index 500 Portfolio ("VIP Index 500 Portfolio") is found in the Statement of Additional Information to the registration statement on Form N-1A filed with the Securities and Exchange Commission as Post-Effective Amendment No. 38 on April 24, 1998 (File Nos. 2-75010 and 811-3329). This Statement of Additional Information is attached hereto as Appendix C.

FINANCIAL STATEMENTS

     Financial statements regarding Fund A are included in the Statement of Additional Information attached hereto as Appendix A and in the Annual Report dated December 31, 1997 provided in Appendix B.

     Financial statements regarding VIP Money Market Portfolio are included in the Annual Report dated December 31, 1997 provided in Appendix E.

     Financial statements regarding VIP II Index 500 Portfolio are included in the Annual Report dated December 31, 1997 provided in Appendix D.

                                  APPENDIX A

                   FRANKLIN LIFE VARIABLE ANNUITY FUND A

                    STATEMENT OF ADDITIONAL INFORMATION

                                                  INDIVIDUAL VARIABLE ANNUITY
                                                  CONTRACTS FOR USE WITH CERTAIN
                                                  QUALIFIED PLANS AND TRUSTS
                                                  ACCORDED SPECIAL TAX
                                                  TREATMENT AND AS
                                                  INDIVIDUALRETIREMENT ANNUITIES

     FRANKLIN LIFE VARIABLE ANNUITY
               FUND A

                                                            ISSUED BY
                                             THE FRANKLIN LIFE INSURANCE COMPANY
                                                       #1 FRANKLIN SQUARE
                                                  SPRINGFIELD, ILLINOIS 62713
                                                    TELEPHONE (800) 528-2011


                        STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated April 30, 1998 relating to the offering of individual variable annuities for use in connection with certain qualified plans and trusts accorded special tax treatment or as individual retirement annuities. A copy of the Prospectus may be obtained by writing to The Franklin Life Insurance Company at the address set forth above (Attention: Box
1018) or by calling (800) 528-2011, extension 2591.

                        ------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ AND RETAINED FOR FUTURE
                                   REFERENCE.

                        ------------------------------------

       THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 1998.

                                 TABLE OF CONTENTS



                                                                        PAGE

General Information . . . . . . . . . . . . . . . . . . . . . . . .       2

Investment Objectives . . . . . . . . . . . . . . . . . . . . . . .       2

Limitations on Settlement Options . . . . . . . . . . . . . . . . .       2

Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4

Investment Advisory and Other Services. . . . . . . . . . . . . . .       6

Distribution of The Contracts . . . . . . . . . . . . . . . . . . .       7

Portfolio Turnover and Brokerage. . . . . . . . . . . . . . . . . .       8

Safekeeper of Securities. . . . . . . . . . . . . . . . . . . . . .       9

Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .       9

Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9

Index to Financial Statements . . . . . . . . . . . . . . . . . . .     F-1

                                GENERAL INFORMATION

     The individual variable annuity contracts offered by the Prospectus dated April 30, 1998 (the "Prospectus") are designed primarily to provide annuity payments which will vary with the investment performance of Franklin Life Variable Annuity Fund A (the "Fund"), a separate account which has been established by The Franklin Life Insurance Company ("The Franklin") under Illinois insurance law. Reference is made to the Prospectus, which should be read in conjunction with this Statement of Additional Information. Capitalized terms not otherwise defined in this Statement of Additional Information shall have the meanings designated in the Prospectus.

     American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

     American General has advised the Fund that there was no person who was known to it to be the beneficial owner of 10% or more of the voting power of American General as of March 5, 1998.

                               INVESTMENT OBJECTIVES

     The investment objectives and policies of the Fund are described under "Investment Policies and Restrictions of the Fund" in the Prospectus.

                         LIMITATIONS ON SETTLEMENT OPTIONS

A.  LIMITATIONS ON CHOICE OF SETTLEMENT OPTION

     Described below are certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Contracts purchased for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder.

     The Internal Revenue Service has proposed regulations relating to required distributions from qualified plans, individual retirement plans, and annuity contracts under Section 403(b) of the Code. These proposed regulations may limit the availability of the Settlement Options in Contracts purchased for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. The proposed regulations are generally effective for calendar years after 1984; persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the proposed regulations on the Settlement Option or Options he or she is contemplating.

     FIRST OPTION-LIFE ANNUITY. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless distributions to the Beneficiary begin not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and such surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding rule.

     SECOND OPTION-LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the selected period does not extend beyond the life expectancy of the Variable Annuitant (or the life expectancy of the Variable Annuitant and his or her Beneficiary). Further, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless
(i) the selected period does not extend beyond the life expectancy of the Beneficiary and (ii) the distribution to the Beneficiary commences not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and the surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding sentence. This Option is also not available under Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans unless certain minimum distribution incidental benefit requirements of the proposed regulations are met.

     THIRD OPTION-UNIT REFUND LIFE ANNUITY. This Option is not available under Contracts issued for use as Individual Retirement Annuities. Also, under Qualified Contracts issued in connection with Section 403(b) annuity purchase plans, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless distributions to the Beneficiary begin not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and such surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding rule. This Option is also not available in connection with Section 403(b) annuity purchase plans unless certain minimum distribution incidental benefit requirements of the proposed regulations are met.

     FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the secondary variable annuitant is the spouse of the Variable Annuitant or unless certain minimum distribution incidental benefit requirements of the proposed regulations are met. Further, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary under a Contract issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans.

     FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the limitations described in the Second Option, above, applicable to such Qualified Contracts, are satisfied, except that this Option is otherwise available to a Beneficiary where the Variable Annuitant dies before Annuity Payments have commenced if the designated period does not exceed a period that terminates five years after the death of the Variable Annuitant or the substituted surviving spouse, as the case may be. In addition, this Option is not available if the number of years in the selected period over which Annuity Payments would otherwise be paid plus the attained age of the Variable Annuitant at the initial Annuity Payment Date would exceed 95.

     SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. This Option is not available under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans.

     SEVENTH OPTION-INVESTMENT OPTION. This Option is not available under Qualified Contracts issued in connection with any Qualified Plan.

     B.  LIMITATIONS ON COMMENCEMENT OF ANNUITY PAYMENTS

     The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than age 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. For example, under Qualified Contracts, other than those issued for use as Individual Retirement Annuities, the Contract Owner may not defer the initial Annuity Payment Date beyond April 1 of the calendar year following the later of the calendar year in which the Variable Annuitant (i) attains age 70-1/2, or (ii) retires, and must be made in a specified form or manner. In addition, if the plan participant is a "5 percent owner" (as defined in the Code), or if the Contract is issued for use as an Individual Retirement Annuity, distributions generally must begin no later than the date described in (i). The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

                                     MANAGEMENT

     The following persons hold the positions designated with respect to the Board of Managers. The table also shows any positions held with The Franklin and Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin which serves as distributor for the Contracts. (See "Distribution of the Contracts," below.)


                                   PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS              DURING PAST 5 YEARS                          POSITIONS HELD WITH THE FUND

  ROBERT G. SPENCER*            Officer of The Franklin;                        Chairman and Member, Board of Managers
   #1 Franklin Square            currently, Vice President
   Springfield, Illinois 62713   of The Franklin; prior to
                                 1996, also Treasurer of The
                                 Franklin and Treasurer and
                                 Assistant Secretary of
                                 Franklin Financial Services
                                 Corporation.

  ELIZABETH E. ARTHUR*          Officer of The Franklin;                        Secretary, Board of Managers
   #1 Franklin Square            currently, Director,
   Springfield, Illinois 62713   Assistant Secretary and
                                 Associate General Counsel
                                 of The Franklin. Ms. Arthur
                                 also serves as Assistant
                                 Secretary of Franklin
                                 Financial Services Corporation.

  DR. ROBERT C. SPENCER         Visiting Professor of                           Member, Board of Managers
   2303 South 3rd Avenue         Government, Montana State
   Bozeman, Montana 59715        University, since 1992;
                                 Professor of Government and
                                 Public Affairs, Sangamon
                                 State University, prior
                                 thereto.

  JAMES W. VOTH                 Chairman, Resource International                Member, Board of Managers
   50738 Meadow Green Court      Corp., South Bend, Indiana
   Granger, Indiana 46530        (marketing, manufacturing and
                                 engineering service to industry);
                                 prior to 1993, also President of
                                 Resource International Corp.


                                          4


                                     PRINCIPAL OCCUPATIONS DURING
     NAME AND ADDRESS                        PAST 5 YEARS                        POSITIONS HELD WITH THE FUND


  CLIFFORD L. GREENWALT         Director, President and Chief Executive         Member, Board of Managers
   607 East Adams Street         Officer, CIPSCO Incorporated, since
   Springfield, Illinois 62739   October, 1990 (utility holding company);
                                 Director, President and Chief Executive
                                 Officer, Central Illinois Public Service
                                 Company, Springfield, Illinois (a subsidiary
                                 of CIPSCO Incorporated); Director, Electric
                                 Energy, Inc., Joppa, Illinois; Director,
                                 First of America Bank, Kalamazoo, Michigan;
                                 Director, First of America Bank - Illinois,
                                 N.A. (a subsidiary of First of America Bank).

*DENOTES INDIVIDUALS WHO ARE "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940) OF THE FUND, THE FRANKLIN OR FRANKLIN FINANCIAL SERVICES CORPORATION BY REASON OF THE CURRENT POSITIONS HELD BY THEM AS SET FORTH IN THE ABOVE TABLE.

     The following table sets forth a summary of compensation paid for services to the Fund and certain other entities that are deemed to be part of the same "Fund Complex" in accordance with the rules of the Securities and Exchange Commission to all members of the Board of Managers for the year ended December 31, 1997. Pursuant to the terms of its agreement to assume certain of the Fund's administrative expenses, The Franklin pays all compensation received by the members of the Board of Managers and the officers of the Fund. Members of the Board of Managers or officers of the Fund who are also officers, directors or employees of The Franklin do not receive any remuneration for their services as members of the Board of Managers or officers of the Fund. Other members of the Board of Managers received a fee of $1,400 for the year and, thus, the aggregate direct remuneration of all such members of the Board of Managers was $4,200 during 1997. It is currently anticipated that the annual aggregate remuneration of such members of the Board of Managers to be paid during 1998 will not exceed $4,200.



     NAME OF PERSON, POSITION       AGGREGATE         TOTAL COMPENSATION
                                   COMPENSATION      RELATING TO FUND AND
                                 RELATING TO FUND    FUND COMPLEX PAID TO
                                                         EACH MEMBER

     Each member of the Board
     of Managers (except            $1,400 (1)          $4,200 (1)(2)
     Robert G. Spencer)

--------------------------

(1) Paid by The Franklin pursuant to an agreement to assume certain Fund administrative expenses.
(2) Includes amounts paid to members of the Board of Managers who are not officers, directors or employees of The Franklin for service on the Boards of Managers of Franklin Life Variable Annuity Fund B and Franklin Life Money Market Variable Annuity Fund C.

     Neither any member of the Board of Managers nor the Secretary of the Fund was, as of April 20, 1998, the owner of any contract participating in the investment experience of the Fund.

                        INVESTMENT ADVISORY AND OTHER SERVICES

     The Franklin acts as investment manager of the Fund pursuant to an Investment Management Agreement executed and dated January 31, 1995, which was approved by Contract Owners at their annual meeting held on April 17, 1995 and was renewed to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The method of determining the advisory charge is described in the Prospectus under "Investment Management Service Charge."

     The Investment Management Agreement:

     (1) May not be terminated by The Franklin without the prior approval of a new investment management agreement by a "majority" (as that term is defined in the Investment Company Act of 1940) of the votes available to the Contract Owners, and may be terminated without the payment of any penalty on 60 days' written notice by a vote of the Board of Managers of the Fund or by a vote of a majority of the votes available to the Contract Owners.

     (2) Shall continue in effect from the date of its execution until the second anniversary of such execution date and thereafter shall continue in effect from year to year but only if such continuance is specifically approved at least annually by the Board of Managers or by a vote of a majority of the votes available to Contract Owners, provided that in either case the continuation is also approved by the vote of a majority of the Board of Managers who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or of The Franklin, cast in person at a meeting called for the purpose of voting on such approval.

     (3) Shall not be amended without prior approval by a majority of the votes available to the Contract Owners.

     (4) Shall terminate automatically on "assignment" (as that term is defined in the Investment Company Act of 1940).

     A "majority" of the votes available to the Contract Owners is defined in the Investment Company Act of 1940 as meaning the lesser of (i) Contract Owners holding 67% or more of the voting power of the Contract Owners present at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (ii) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund. For the voting rights of Contract Owners, see "Voting Rights," in the Prospectus.

     Under the Investment Management Agreement, The Franklin, subject to the control of the Board of Managers of the Fund, is authorized and has the duty to manage the investment of the assets of the Fund, subject to the Fund's investment policies and the restrictions on investment activities set forth in the Prospectus, and to order the purchase and sale of securities on behalf of the Fund. In carrying out its obligations to manage the investment of the assets of the Fund, The Franklin is committed by the Agreement, so long as it remains in force, to pay all investment expenses of the Fund other than the following, which the Fund will bear: (i) taxes, if any, based on the income of, capital gains of assets in, or existence of, the Fund; (ii) taxes, if any, in connection with the acquisition, disposition or transfer of assets of the Fund; (iii) commissions or other capital items payable in connection with the purchase or sale of the Fund's investments; and (iv) interest on account of any borrowings by the Fund.

     Robert G. Spencer and Elizabeth E. Arthur are "affiliated persons," as defined in the Investment Company Act of 1940, of both The Franklin and the Fund by reason of the positions held by them with The Franklin and the Fund as set forth in the table under "Management," above.

     The Administration Agreement discussed under "Deductions and Charges Under the Contracts-Sales and Administration Deduction" in the Prospectus provides that The Franklin will provide all services and will assume all expenses required for the administration of the Contracts, including expenses for legal and accounting services to the Fund and the cost of such indemnification of members of the Board of Managers and officers, agents, or employees of the Fund as is provided by the Fund in its Rules and Regulations. The Franklin is not, however, obligated under the Administration Agreement to pay the investment management service charge discussed under "Investment Management Service Charge," in the Prospectus. The Administration Agreement also provides that The Franklin will from time to time adjust the assets of the Fund by withdrawing sums in cash or by transferring cash to the Fund so that the assets of the Fund will be equal to the actuarial value of the amounts payable under all outstanding Contracts having an interest in the Fund. The Administration Agreement may be amended or terminated at any time by mutual consent of the Fund and The Franklin.

                           DISTRIBUTION OF THE CONTRACTS

     Franklin Financial Services Corporation ("Franklin Financial"), #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin. Franklin Financial serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts, pursuant to a Sales Agreement with the Fund. The present Sales Agreement was approved by the Board of Managers of the Fund, and came into effect, on January 31, 1995. It was last renewed by the Board of Managers on January 19, 1998. Franklin Financial's employment will continue thereunder if specifically approved at least annually by the Board of Managers of the Fund, or by a majority of votes available to Contract Owners, provided that in either case the continuance of the Sales Agreement is also approved by a majority of the members of the Board of Managers of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or Franklin Financial. The employment of Franklin Financial as principal underwriter automatically terminates upon "assignment" (as that term is defined in the Investment Company Act of 1940) of the Sales Agreement and is terminable by either party on not more than 60 days' and not less than 30 days' notice.

     The Fund no longer issues new Contracts. To the extent that Stipulated Payments continue to be made on Contracts, the Fund may nevertheless be deemed to be offering interests in Contracts on a continuous basis. Contracts are sold primarily by persons who are insurance agents or brokers for The Franklin authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell Variable Annuities. Pursuant to an Agreement, dated June 30, 1971 and amended on May 15, 1975, between The Franklin and Franklin Financial, Franklin Financial agreed to employ and supervise agents chosen by The Franklin to sell the Contracts and to use its best efforts to qualify such persons as registered representatives of Franklin Financial, which is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Franklin Financial also may enter into agreements with The Franklin and each such agent with respect to the supervision of such agent.

     Franklin Financial incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the Contracts pursuant to a Sales Agreement with the Fund. Sales deductions from Stipulated Payments are paid to Franklin Financial as a means to recover sales expenses. Sales deductions are not necessarily related to Franklin Financial's actual sales expenses in any particular year. To the extent sales expenses are not covered by sales deductions, Franklin Financial will cover them from other assets.

     Pursuant to an Agreement between The Franklin and Franklin Financial, The Franklin has agreed to pay commissions earned by registered representatives of Franklin Financial on the sale of the Contracts and to bear the cost of preparation of prospectuses and other disclosure materials. Commissions and other remuneration and the cost of disclosure materials will be paid by The Franklin from its General Account.

     Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling Contracts, where required, are also licensed as securities salesmen under state law.

     Elizabeth E. Arthur is an "affiliated person" (as that term is defined in the Investment Company Act of 1940) of both Franklin Financial and the Fund by reason of the positions held by her with Franklin Financial and the Fund as set forth in the table under "Management," above.

                          PORTFOLIO TURNOVER AND BROKERAGE

A.  PORTFOLIO TURNOVER

     The Fund will purchase securities, in general, for long-term appreciation of capital and income and does not place emphasis on obtaining short-term trading profits. See "Investment Policies and Restrictions of the Fund" in the Prospectus. Accordingly, the Fund expects to have an annual rate of portfolio turnover which is at, or below, the industry average. (The "portfolio turnover" rate means (a) the lesser of the dollar amount of the purchases or of the sales of portfolio securities (other than short-term securities, that is, those with a maturity of one year or less at the time of purchase) by the Fund for the period in question, divided by (b) the monthly average of the value of the Fund's portfolio securities (excluding short-term securities).) However, the rate of portfolio turnover is not a limiting factor when changes in the portfolio are deemed appropriate, and in any given year conditions could result in a higher rate, which would not in and of itself indicate a variation from stated investment objectives. The degree of portfolio activity affects the brokerage costs of the Fund. See "Brokerage," this page, below.

     For 1996, the portfolio turnover rate was 4.77%; for 1997 the rate was .70%.

B.  BROKERAGE

     Decisions to buy and sell securities for the Fund will be made by The Franklin, as the Fund's investment manager, subject to the control of the Fund's Board of Managers. The Franklin, as investment manager, also is responsible for placing the brokerage business of the Fund and, where applicable, negotiating the amount of the commission rate paid, subject to the control of the Fund's Board of Managers. The Fund has no formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments for the Fund. It is The Franklin's intention to place such orders, consistent with the best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Portfolio transactions executed in the over-the-counter market will be placed directly with the primary market makers unless better executions are available elsewhere. Subject to the foregoing, The Franklin may give consideration in the allocation of brokerage business to services performed by a broker or dealer in furnishing statistical data and research to it. The Franklin may thus be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. Any such services would also be available to The Franklin in the management of its own assets and those of any other separate account. To the extent that such services are used by The Franklin in performing its investment management functions with respect to the Fund, they may tend to reduce The Franklin's expenses. However, the dollar value of any information which might be received is indeterminable and may, in fact, be negligible. The Franklin does not consider the value of any research services provided by brokers in negotiating commissions. During 1995, 1996 and 1997, a total of $4,260, $1,865, and $1,695, respectively, in brokerage commissions was paid; none of such brokerage business of the Fund was allocated to Franklin Financial Services Corporation or to brokers who furnished statistical data and research to The Franklin. No officer or director of The Franklin or Franklin Financial Services Corporation (the principal underwriter for the Contracts), and no member of the Board of Managers, is affiliated with any brokerage firm (except with Franklin Financial Services Corporation, as described under "Investment Management Service Charge," in the Prospectus, and "Distribution of the Contracts," above) and no beneficial owner of 5% or more of the total voting power of The Franklin or any of its parents is known to be affiliated with any brokerage firm utilized by the Fund (except with Franklin Financial Services Corporation).

                              SAFEKEEPER OF SECURITIES

     Securities of the Fund are held by State Street Bank and Trust Company ("State Street"), which is located at 1776 Heritage Drive, North Quincy, Massachusetts, under a Custodian Agreement dated April 17, 1995 to which The Franklin and State Street are parties. Representatives of the Securities and Exchange Commission, the Illinois Insurance Department and the NAIC zonal examination committee have access to such securities in the performance of their official duties.

                                   LEGAL MATTERS

     Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                      EXPERTS

     The statement of assets and liabilities, including the portfolio of investments, as of December 31, 1997 and the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years in the period then ended and the table of per-unit income and changes in accumulation unit value for each of the three years in the period then ended of the Fund, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The consolidated financial statements of The Franklin at December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 of the Fund, appearing herein, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report thereon appearing elsewhere herein. Such financial statements and tables of per-unit income and changes in accumulation unit value referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                            INDEX TO FINANCIAL STATEMENTS



                                                                       PAGE
                                                                       ----
Franklin Life Variable Annuity Fund A:

   Reports of Independent Auditors and Accountants                F-2 - F-3

   Financial Statements:

      Statement of Assets and Liabilities, December 31, 1997            F-4

      Statement of Operations for the year ended
         December 31, 1997                                              F-4

      Statements of Changes in Contract Owners' Equity
         for the years ended December 31, 1997 and 1996                 F-4

      Portfolio of Investments, December 31, 1997                       F-5

      Notes to Financial Statements                                     F-6

      Supplementary Information - Per-Unit Income and Changes
         in Accumulation Unit Value for the five years ended
         December 31, 1997                                              F-7

The Franklin Life Insurance Company and Subsidiaries:*

   Report of Independent Auditors                                       F-8

   Financial Statements:

      Consolidated Statement of Income for the years ended
         December 31, 1997 and 1996, the eleven months ended
         December 31, 1995, and the one month ended January
         31, 1995                                                       F-9

      Consolidated Balance Sheet, December 31, 1997 and 1996     F-10- F-11

      Consolidated Statement of Shareholder's Equity for the
         years ended December 31, 1997 and 1996, the eleven
         months ended December 31, 1995, and the one month
         ended January 31, 1995                                        F-12

      Consolidated Statement of Cash Flows for the years
         ended December 31, 1997 and 1996, the eleven months
         ended December 31, 1995, and the one month ended,
         January 31, 1995                                              F-13

      Notes to Consolidated Financial Statements                F-14 - F-38


*The consolidated financial statements of The Franklin contained herein should be considered only as bearing upon the ability of The Franklin to meet its obligations under the Contracts.

                           REPORT OF INDEPENDENT AUDITORS


Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund A, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the three years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1997, 1996, and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund A at December 31, 1997, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the three years then ended in conformity with generally accepted accounting principles.








                                                  ERNST & YOUNG LLP



Chicago, Illinois
January 30, 1998

                          REPORT OF INDEPENDENT ACCOUNTANTS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A
Springfield, Illinois

We have audited the accompanying table of per-unit income and changes in accumulation unit value of Franklin Life Variable Annuity Fund A for each of the two years in the period ended December 31, 1994. This table of per-unit income and changes in accumulation unit value is the responsibility of the Fund's management. Our responsibility is to express an opinion on this table of per-unit income and changes in accumulation unit value based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the table of per-unit income and changes in accumulation unit value is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the table of per-unit income and changes in accumulation unit value. An audit also includes assessing the accounting principles used by management as well as evaluating the overall presentation of the table of per-unit income and changes in accumulation unit value. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the table of per-unit income and changes in accumulation unit value referred to above presents fairly, in all material respects, the per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.





                                   COOPERS & LYBRAND L.L.P.


Chicago, Illinois
February 1, 1995

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                        STATEMENT OF ASSETS AND LIABILITIES
                                 DECEMBER 31, 1997




         Assets
                 Investments-at fair value (cost-$6,923,517):
                          Common stocks                                                                 $  10,325,291
                          Short-term notes                                                                  1,896,668
                                                                                                        -------------
                                                                                                           12,221,959
                 Cash on deposit                                                                               54,548
                 Dividends and interest receivable                                                             19,871
                                                                                                        -------------
                                           Total Assets                                                    12,296,378

         Liability -due to The Franklin Life Insurance Company                                                  1,489
                                                                                                        -------------

         Contract owners' equity
                 Annuity reserves                                              $    19,380
                 Value of 124,714.114 accumulation units outstanding,
                     equivalent to $98.42918992 per unit                        12,275,509              $  12,294,889
                                                                                ----------              -------------
                                                                                                        -------------

                               STATEMENT OF OPERATIONS
                             YEAR ENDED DECEMBER 31, 1997



         Investment income
                 Dividends                                                      $  167,447
                 Interest                                                           83,552
                                                                                ----------
                                           Total Income                                                  $    250,999

         Expenses
                 Mortality and expense charges                                  $  119,981
                 Investment management services                                     52,451
                                                                                ----------
                                           Total expenses                                                     172,432
                                                                                                         ------------
                                           Net investment income                                               78,567

         Realized and unrealized gain on investments:
                 Net realized gain from investment transactions
                   (excluding short-term investments):
                          Proceeds from sales                                   $1,508,962
                          Cost of investments sold (identified cost method)      1,056,000
                                                                                ----------
                                           Net realized gain                                                  452,962
                 Net unrealized appreciation of investments
                          Beginning of year                                     $3,584,070
                          End of year                                            5,298,442
                                                                                ----------
                                  Net unrealized appreciation                                               1,714,372
                                                                                                         ------------
                                  Net gain on investments                                                   2,167,334
                                                                                                         ------------
                                  Net increase in contract owners'
                                    equity resulting from operations                                       $2,245,901
                                                                                                         ------------
                                                                                                         ------------

                   STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY



                                                            YEAR ENDED DECEMBER 31
                                                             1997            1996
                                                          --------------------------

     Net investment income                                $    78,567    $    85,278
     Net realized gain from investment transactions           452,962        269,793
     Net unrealized appreciation of investments             1,714,372      1,406,762
                                                          --------------------------
                Net increase In contract owners'
                    equity resulting from operations        2,245,901      1,761,833
     Net contract purchase payments                           268,272        226,321
     Reimbursement for contract guarantees                        172          3,178
     Annuity payments                                          (4,568)        (3,878)
     Withdrawals                                           (1,636,104)      (995,151)
                                                          --------------------------
               Net increase in contract owners' equity        873,673        992,303
               Contract owners' equity at beginning
                 of year                                   11,421,216     10,428,913
                                                          --------------------------
               Contract owners' equity at end of year     $12,294,889    $11,421,216
                                                          --------------------------
                                                          --------------------------

                          See Notes to Financial Statements

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1997



   NUMBER
     OF                                                          FAIR
   SHARES                                                        VALUE
-------------                                                 -----------

                COMMON STOCKS (83.98%)
                BANKING (4.16%)
      3,675          SLM Holding Corporation                  $   511,284
                BEVERAGES (1.30%)
      4,400          PepsiCo, Incorporated                        159,500
                BUSINESS SERVICES (1.61%)
      5,600          Equifax Inc.                                 198,450
                CHEMICALS (2.23%)
      2,700          Dow Chemical                                 274,050
                COMPUTER SERVICES (3.00%)
      8,100          Ceridian Corporation*                        371,081
                COSMETICS & HOUSEHOLD PRODUCTS
                     (3.27%)
      4,000          Gillette Company                             401,750

                DRUGS & HEALTH CARE (21.62%)
      8,000          Eli Lilly and Company                        557,000
      4,300          Merck & Company, Inc.                        455,800
      4,200          Pfizer, Incorporated                         313,163
      6,450          St. Jude Medical, Inc.*                      196,725
      6,600          Schering-Plough Corporation                  410,025
      6,000          Stryker Corporation                          223,500
     16,000          Walgreen Company                             502,000
                                                              -----------
                                                                2,658,213
                ELECTRONICS & INSTRUMENTATIONS
                     (2.94%)
      5,800          Hewlett-Packard Company                      361,775
                FOOD PROCESSING (2.86%)
     10,600          ConAgra, Inc.                                351,125
                FOOD - RETAIL (2.19%)
      5,700          Albertson's, Inc.                            269,325
                FOOD - WHOLESALE (2.48%)
      6,700          Sysco Corporation                            305,269
                HOUSEHOLD PRODUCTS (1.28%)
      3,700          Newell Co.                                   157,250
                MACHINERY - INDUSTRIAL &
                CONSTRUCTION (.46%)
      1,500          Fluor Corporation                             56,062

                OFFICE EQUIPMENT & SERVICES (8.00%)
      5,000          Compaq Computers Corporation*                282,500
      5,350          Digital Equipment Corporation*               198,619

                     International Business
      4,800          Machines Corporation                         502,200
                                                              -----------
                                                                  983,319
                OIL SERVICES & DRILLING (2.62%)
      6,200          Halliburton Company                          321,625

                OILS & OIL RELATED PRODUCTS (4.9%)
      2,700          Amoco Corporation                            229,838
      2,600          Atlantic Richfield Company                   208,325
      2,600          Kerr-McGee Corporation                       164,612
                                                              -----------
                                                                  602,775
                PACKAGING - CONTAINERS (3.06%)
      8,400          Avery-Dennison Corporation                   375,900
                PHOTOGRAPHY (2.02%)
      4,100          Eastman Kodak Company                        248,306
                RESTAURANTS/LODGING (1.92%)
      3,400          Marriott International, Inc.                 235,450
                RETAIL-SPECIALTY (2.29%)
      7,200          NIKE, Inc.                                   281,250
                TECHNOLOGY (7.48%)
      5,000          AMP, Incorporated                            210,000
      4,950          Diebold, Incorporated                        250,594
      4,800          Intel Corporation                            337,200
      3,600          Millipore Corporation                        122,175
                                                              -----------
                                                                  919,969

                UTILITIES - TELEPHONE (2.29%)
      5,000          BellSouth Corporation                        281,562
                                                              -----------

                                TOTAL COMMON STOCKS
                                  (COST-$5,026,849)            10,325,290

  PRINCIPAL
   AMOUNT
   ------

                SHORT-TERM NOTES (15.43%)
$   450,000     United States Treasury Bill
                 4.93%, due 2/5/98  (cost-$446,549)               446,549
$ 1,460,000     United States Treasury Bill
                 5.05%, due 2/5/98 (cost-$1,450,119)            1,450,119
                                                              -----------
                             TOTAL SHORT-TERM NOTES
                                                                1,896,669
                                                              -----------
                         TOTAL INVESTMENTS (99.41%)
                                (COST-$6,923,517)              12,221,959

                         CASH AND RECEIVABLES, LESS
                                  LIABILITY (.59%)                 72,930
                                                              -----------
                            TOTAL CONTRACT OWNERS'
                                  EQUITY (100.0%)             $12,294,889
                                                              -----------
                                                              -----------

*NON-INCOME PRODUCING INVESTMENT IN 1997.



                          See Notes to Financial Statements
--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND A CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND A
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1997 aggregated $70,929 and $1,508,962, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $16,926 and $21,860 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1997 and 1996, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.


NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS




                                       YEAR ENDED                              YEAR ENDED
                                   DECEMBER 31, 1997                        DECEMBER 31, 1996
                              ---------------------------------------------------------------------

                               UNITS              AMOUNT               UNITS               AMOUNT
                               -----              ------               -----             ----------
 Balance at
   beginning of year          139,945           $11,403,341           150,474           $10,412,808
 Purchases                      2,945               268,272             3,007               226,321

 Net investment
  income*                           -                78,354                 -                85,005

 Net realized gain
   from investment
   transactions*                    -               451,738                 -               268,930

 Net unrealized
   appreciation
   of investments*                  -             1,709,736                 -             1,402,260

 Withdrawals                  (18,176)           (1,636,104)          (13,536)             (995,151)

 Reimbursement
   for contract
   guarantees*                      -                   172                 -                 3,168
                              -----------------------------------------------------------------------
 Balance at end
  of year                     124,714           $12,275,509           139,945           $11,403,341
                              -----------------------------------------------------------------------
                              -----------------------------------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF
    INVESTMENTS

Net unrealized appreciation of investments at December 31, 1997 and 1996 was as follows:





                                        DECEMBER 31,        DECEMBER 31,
                                            1997              1996
                                        --------------------------------
Gross unrealized appreciation            $5,387,633         $3,670,260

Gross unrealized depreciation                89,191             86,190
                                        --------------------------------
     Net unrealized appreciation
     of investments                      $5,298,442         $3,584,070
                                        --------------------------------
                                        --------------------------------

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)





                                                                           YEAR ENDED DECEMBER 31
                                                        1997          1996              1995             1994            1993
                                                  ----------------------------------------------------------------------------
 Investment income                                     $1.910        $1.685            $1.948           $1.408          $1.231
 Expenses                                               1.312         1.090              .875             .773            .773
                                                  ----------------------------------------------------------------------------
 Net investment income                                   .598          .595             1.073             .635            .458
 Net realized and unrealized gain (loss) on
   investments                                         16.346        11.690            14.139            (.240)           .112
                                                  ----------------------------------------------------------------------------
 Net increase in accumulation unit value               16.944        12.285            15.212             .395            .570
 Accumulation unit value:
   Beginning of year                                   81.485        69.200            53.988           53.593          53.023
                                                  ----------------------------------------------------------------------------
   End of year                                        $98.429       $81.485           $69.200          $53.988         $53.593
                                                  ----------------------------------------------------------------------------
                                                  ----------------------------------------------------------------------------

 Ratio of expenses to average net assets                 1.44%         1.44%             1.44%            1.44%           1.44%
 Ratio of net investment income to average
  net assets                                              .66%          .79%             1.76%            1.18%            .85%
 Portfolio turnover rate                                  .70%         4.77%            14.66%           88.99%          68.62%
 Number of accumulation units outstanding at
  end of year                                         124,714       139,945           150,474          172,507         198,763
-------------------------------------------------------------------------------------------------------------------------------

                            REPORT OF INDEPENDENT AUDITORS


                            -----------------------------


Board of Directors
    and Shareholder
The Franklin Life Insurance Company

We have audited the accompanying consolidated balance sheet of The Franklin Life Insurance Company (an indirect wholly-owned subsidiary of American General Corporation) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Franklin Life Insurance Company at December 31, 1997 and 1996 and the consolidated results of its operations and its cash flows for the years ended
December 31, 1997 and 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, in conformity with generally accepted accounting principles.




                                       /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 23, 1998

                        THE FRANKLIN LIFE INSURANCE COMPANY
                          CONSOLIDATED STATEMENT OF INCOME
                                   (In millions)


                                                                                                              Predecessor Basis
                                                                                                              ------------------
                                                                                                  Eleven Months          One Month
                                                     YEAR ENDED                Year Ended             Ended               Ended
                                                     DECEMBER 31               December 31         December 31          January 31
                                                     -----------------------------------------------------------------------------
                                                         1997                      1996                1995                1995
                                                     -----------------------------------------------------------------------------
Revenues
     Premiums and other considerations                    $370.2               $  418.6              $449.6              $34.5
     Net investment income                                 518.6                  521.5               468.8               41.3
     Realized investment gains (losses)                     12.8                    2.5                 7.2               (7.6)
     Other                                                  75.8                   68.3                55.9                4.1
                                                     -----------------------------------------------------------------------------
     Total revenues                                        977.4                1,010.9               981.5               72.3

Benefits and expenses
     Benefits paid or provided
       Death claims and other policy
        benefits                                           250.6                  240.6               236.3               21.5
       Investment-type contracts                           169.4                  173.3               168.3               14.0
       Dividends to policyholders                           86.3                   81.9                85.6                7.5
     Change in policy reserves                              54.6                   95.9               148.5               11.0
     Increase in participating policy-
      holders' interests                                     4.7                   12.0                11.0                1.0
     Commissions                                           106.5                  110.2               108.0                7.6
     Operating costs and expenses                           33.5                   35.7                17.3                2.8
     Amortization of deferred policy
      acquisition costs                                     11.5                   10.7                 8.3                5.8
     Amortization of cost of insurance
      purchased, net of deferrals                           45.3                   51.1                29.0                0.8
                                                     -----------------------------------------------------------------------------
      Total benefits and expenses                          762.4                  811.4               812.3               72.0
                                                     -----------------------------------------------------------------------------



Income before income tax expense                           215.0                  199.5               169.2                0.3

Income tax expense

     Current                                                74.8                   94.7                39.7                4.9

     Deferred (benefit)                                     (0.4)                 (25.3)               21.1               (4.7)
                                                     -----------------------------------------------------------------------------
           Total income tax expense                         74.4                   69.4                60.8                0.2
                                                     -----------------------------------------------------------------------------

               Net income                                 $140.6               $  130.1              $108.4              $ 0.1
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------

                 See Notes to Consolidated Financial Statements.

                        THE FRANKLIN LIFE INSURANCE COMPANY
                             CONSOLIDATED BALANCE SHEET
                                   (In millions)

                                                              DECEMBER 31
                                                        ------------------------

          ASSETS                                            1997        1996
                                                        ------------ -----------
Investments
  Fixed maturity securities(amortized cost:
           $5,157.7; $5,152.3)                           $5,615.2      $5,476.5
  Mortgage loans on real estate                             621.6         607.0
  Equity securities (cost: $1.1; $2.0)                        4.4           5.0
  Policy loans                                              332.7         327.4
  Other long-term investments                                46.3          47.6
                                                         -----------------------
      Total investments                                   6,620.2       6,463.5


Cash and cash equivalents                                    39.5          24.6
Accrued investment income                                   100.3          99.7
Note receivable from parent                                 116.4         116.4
Preferred stock of affiliates, at cost                        8.5           8.5
Receivable from brokers                                      26.5          17.7
Receivable from agents, less allowance ($4.3;                14.4          18.3
   $0.4)
Amounts recoverable from reinsurers                          41.5          84.0
Deferred policy acquisition costs                           111.7          82.0
Cost of insurance purchased                                 303.9         407.8
Property and equipment, at cost, less accumulated
   depreciation ($10.2; $7.2)                                23.4          20.6
Other assets                                                 27.4          29.6
Assets held in Separate Accounts                            239.6         134.9
                                                         -----------------------

      Total assets                                       $7,673.3      $7,507.6
                                                         -----------------------
                                                         -----------------------

                 See Notes to Consolidated Financial Statements.



                        THE FRANKLIN LIFE INSURANCE COMPANY
                       CONSOLIDATED BALANCE SHEET (CONTINUED)
                          (In millions, except share data)

                                                             DECEMBER 31
                                                       -------------------------
         LIABILITIES                                       1997         1996
                                                       -------------------------
Insurance liabilities
      Life, annuity and accident and health reserves     $2,882.8     $2,864.7
      Policy and contract claims                             34.4         38.1
      Investment-type contract deposits
          and dividend accumulations                      2,907.6      2,992.7
      Participating policyholders' interests                211.4        209.7
     Other                                                   50.7         49.5
Income taxes
      Current                                                 2.2          6.4
      Deferred                                                4.5       (19.0)
Intercompany payables                                         0.5          0.8
Accrued expenses and other liabilities                      109.6        116.6
Liabilities related to Separate Accounts                    239.6        134.9
                                                       -------------------------
          Total liabilities                               6,443.3      6,394.4

          SHAREHOLDER'S EQUITY
Common stock ($2  par value;
          30,000,000 shares authorized,
          21,002,000 shares issued and outstanding)          42.0         42.0
Paid-in capital                                             886.1        886.1
Net unrealized gains on securities                          150.8        106.6
Retained earnings                                           151.1         78.5
                                                       -------------------------
          Total shareholder's equity                      1,230.0      1,113.2
                                                       -------------------------
        Total liabilities and shareholder's equity       $7,673.3     $7,507.6
                                                       -------------------------
                                                       -------------------------

                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                                    (In millions)

                                                                        Predecessor Basis
                                                                        -----------------
                                                                    Eleven
                                                                    Months     One Month
                                        YEAR ENDED   Year Ended     Ended        Ended
                                        DECEMBER 31  December 31  December 31  January 31
                                        -------------------------------------------------
                                           1997         1996         1995        1995
-----------------------------------------------------------------------------------------
Common stock                              $ 42.0       $ 42.0      $ 42.0      $ 42.0
                                        -------------------------------------------------
                                        -------------------------------------------------
Paid-in capital

   Balance at beginning of period          886.1        884.3       884.3       803.0
   Paid in during the period                   -          1.8           -           -
   Adjustment for the acquisition              -            -           -        81.3
                                        -------------------------------------------------

   Balance at end of period                886.1        886.1       884.3       884.3
                                        -------------------------------------------------

Net unrealized gains (losses)
   on securities

   Balance at beginning of period          106.6        187.5           -        (8.1)
   Change during the period                 44.2        (80.9)      187.5         1.4
   Adjustment for the acquisition              -            -           -         6.7
                                        -------------------------------------------------

   Balance at end of period                150.8        106.6       187.5           -
                                        -------------------------------------------------
Retained earnings

   Balance at beginning of period           78.5         48.4           -       522.7
   Net income                              140.6        130.1       108.4         0.1
   Dividends paid to parent                (68.0)      (100.0)      (60.0)      (250.0)
   Adjustment for the acquisition              -            -           -       (272.8)
                                        -------------------------------------------------

   Balance at end of period                151.1         78.5        48.4            -
                                        -------------------------------------------------

Total shareholder's equity
   at end of period                     $1,230.0     $1,113.2    $1,162.2      $ 926.3
                                        -------------------------------------------------
                                        -------------------------------------------------

                  See Notes to Consolidated Financial Statements.

                        THE FRANKLIN LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (In millions)


                                                                                                               Predecessor Basis
                                                                                                               -----------------
                                                                                             Eleven Months         One Month
                                                         YEAR ENDED          Year Ended          Ended               Ended
                                                         DECEMBER 31        December 31       December 31         January 31
                                                         -------------------------------------------------------------------
                                                            1997                1996              1995               1995
----------------------------------------------------------------------------------------------------------------------------
                   OPERATING ACTIVITIES
Net income                                                 $ 140.6            $ 130.1             $108.4         $   0.1

Reconciling adjustments
     Insurance liabilities                                    33.4              121.5              155.4            19.9
     Deferred policy acquisition costs                       (40.4)             (45.5)             (59.4)           (2.7)
     Investment (gains) losses                                (6.1)              (4.7)             (11.4)           (0.9)
     Investment write-downs and reserves                      (6.7)               2.2                4.2             8.5
     Cost of insurance purchased and intangibles              45.3               51.1               29.0             1.0
     Interest credited, net of charges on investment
         contract deposits                                    92.5              103.2              153.7            12.0
     Purchase of trading securities                              -                  -                  -            (1.5)
     Proceeds from sale of trading securities                    -                  -                  -            85.5
     Other, net                                               (5.4)            (107.9)              14.3            (7.1)
                                                         -------------------------------------------------------------------
     Net cash provided by operating activities               253.2              250.0              394.2           114.8
                                                         -------------------------------------------------------------------

                   INVESTING ACTIVITIES
Investment purchases
  Available-for-sale                                        (891.8)          (5,479.1)          (1,055.8)              -
  Held-to-maturity                                               -                  -                  -            (0.8)
  Other investments                                         (125.2)            (122.6)             (95.7)          (27.2)
  Affiliated                                                     -                  -             (124.5)              -
Investment calls, maturities and sales
  Available-for-sale                                         978.0            5,526.3              832.0             0.2
  Held-to-maturity                                               -                  -                  -            24.9
  Other investments                                           70.7               65.1              127.1             6.3
Additions to property and equipment                           (6.7)              (4.6)              (3.5)           (0.5)
                                                         -------------------------------------------------------------------

  Net cash provided by (used for) investing activities        25.0              (14.9)            (320.4)            2.9
                                                         -------------------------------------------------------------------

                   FINANCING ACTIVITIES
Policyholder account deposits                                194.5              165.3              357.8            29.2
Policyholder account withdrawals                            (389.8)            (297.1)            (366.2)          (32.6)
Additional capital contribution                                  -                1.8                  -               -
Proceeds from intercompany borrowings                        230.4               62.0              105.2               -
Repayments of intercompany borrowings                       (230.4)             (62.1)            (105.1)              -
Dividend payments                                            (68.0)            (100.0)             (60.0)         (250.0)
                                                         -------------------------------------------------------------------
  Net cash used for financing activities                    (263.3)            (230.1)             (68.3)         (253.4)
                                                         -------------------------------------------------------------------

  Net increase (decrease) in cash and cash equivalents        14.9                5.0                5.5          (135.7)
Cash and cash equivalents at beginning of period              24.6               19.6                14.1          149.8
                                                         -------------------------------------------------------------------
Cash and cash equivalents at end of period                 $  39.5            $  24.6             $  19.6        $  14.1
                                                         -------------------------------------------------------------------

                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.     Significant Accounting Policies

1.1    NATURE OF OPERATIONS

       The Franklin Life Insurance Company (Franklin) and its subsidiaries, headquartered in Springfield, Illinois, provide life insurance and annuity products to middle-income customers throughout the United States. Franklin serves this customer base through 3,200 agents.


1.2    PREPARATION OF FINANCIAL STATEMENTS

       The consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Franklin, and its subsidiaries, The American Franklin Life Insurance Company (AMFLIC), Franklin Financial Services Corporation
       (FFSC) and prior to December 31, 1995, The Franklin United Life Insurance Company (FULIC). Franklin was formerly a wholly-owned subsidiary of American Franklin Company (AFC), and is now an indirect, wholly-owned subsidiary of American General Corporation (AGC) following the dissolution of AFC in June of 1996. All material intercompany transactions have been eliminated in consolidation.

       On December 31, 1995, Franklin completed the sale of FULIC to American General Life Insurance Company of New York (AGNY), an affiliated entity. Franklin received $8.5 million of preferred stock of American General Life Insurance Company, the parent of AGNY, as consideration. No gain or loss was recognized on the transaction.

       The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3    ACQUISITION

       On January 31, 1995, AGC Life Insurance Company (AGCL), a subsidiary of AGC, acquired AFC for $1.17 billion. The purchase price consisted of $920 million in cash and a $250 million extraordinary cash dividend paid by AFC to its former parent prior to closing. In addition, $6.3 million of acquisition costs were capitalized as part of the acquisition.

                        THE FRANKLIN LIFE INSURANCE COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.3    ACQUISITION (CONTINUED)

       The acquisition was accounted for using the purchase method of accounting in accordance with the provisions of Accounting Principles Board Opinion 16, "Business Combinations", and other existing accounting literature pertaining to purchase accounting. Under purchase accounting, the total purchase cost was allocated to the assets and liabilities acquired based on a determination of their fair value. Franklin's consolidated statements of income, shareholder's equity and cash flows for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, are reported under the purchase method of accounting and, accordingly, are not consistent with the basis of presentation of the "Predecessor Basis" consolidated statements of income, shareholder's equity and cash flows for the one month ended January 31, 1995.


1.4    INVESTMENTS

       FIXED MATURITY AND EQUITY SECURITIES. All fixed maturity securities and equity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

       MORTGAGE LOANS. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on management's assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

       Loans for which Franklin determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. Franklin generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

       POLICY LOANS.  Policy loans are reported at unpaid principal balance.

       INVESTMENT INCOME. Interest on fixed maturity securities, policy loans and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.4    INVESTMENTS (CONTINUED)

       OTHER LONG TERM INVESTMENTS. Other long term investments represent investments in joint ventures and limited partnerships and are reported on the equity method.

       REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.5    CASH AND CASH EQUIVALENTS

       Highly liquid investments with an original maturity of three months or less are included in cash and cash equivalents. The carrying amount approximates fair value.


1.6    DEFERRED POLICY ACQUISITION COSTS (DPAC)

       Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

       DPAC associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The interest assumptions used to compute estimated gross profits with respect to participating life insurance contracts were 7.75% at December 31, 1997 and 1996, and 8.5% at December 31, 1995.
       DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

       DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in net unrealized gains (losses) on securities within shareholder's equity.

       Franklin reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.7    COST OF INSURANCE PURCHASED (CIP)

       The cost assigned to certain insurance contracts in force at January 31, 1995 is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 7.0% to 8.5%. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. Franklin reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.8    SEPARATE ACCOUNTS

       Separate Accounts are assets and liabilities associated with certain contracts for which the investment risk lies solely with the contract holder. Therefore, Franklin's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statements of income. Assets held in Separate Accounts are carried at fair value.

1.9    INSURANCE LIABILITIES

       Substantially all of Franklin's insurance liabilities relate to long-duration contracts, which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by Franklin during the contract period.

       For interest-sensitive life insurance and insurance investment contracts, reserves equal the sum of the policy account balances and deferred revenue charges. Reserves for non-participating long-duration contracts are based on estimates of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, or payment of an endowment. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.0% to 8.5% at December 31, 1997. The liability for future policy benefits on participating life insurance contracts is a net level reserve using the nonforfeiture interest rate and mortality table of the plan of insurance.

1.10   PREMIUM RECOGNITION

       Most receipts for annuities and interest-sensitive life insurance contracts are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that are designed to compensate Franklin for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

       For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other long-duration contracts, premiums are recognized when due.

                        THE FRANKLIN LIFE INSURANCE COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.11   PARTICIPATING LIFE INSURANCE

       Participating life insurance contracts contain dividend payment provisions that entitle the policyholders to participate in the earnings of the contracts. Participating life insurance accounted for 46% and 47% of life insurance in force at December 31, 1997 and 1996 respectively, and 70%, 62%, 58%, and 69% of premiums and other considerations for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995, respectively.

       The portion of earnings allocated to participating policyholders that cannot be expected to inure to Franklin's shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings.

1.12   INCOME TAXES

       Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

       A change in deferred taxes related to fluctuations in fair value of available-for-sale securities is included in net unrealized gains (losses) on securities in shareholder's equity.

1.13   RECLASSIFICATION

       Certain amounts in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.


1.14   NEW ACCOUNTING STANDARDS NOT YET ADOPTED

       In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. Beginning in 1998, Franklin must adopt this statement for all periods presented. Application of this statement will not change recognition or measurement of net income and, therefore, will not impact Franklin's consolidated results of operations or financial position.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.     Investments

2.1    INVESTMENT INCOME

       Income by type of investment was as follows:


                                                         Eleven
                                                         Months      One Month
                            YEAR ENDED    Year Ended      Ended       Ended
                           DECEMBER 31   December 31   December 31  January 31
                           ---------------------------------------------------
In millions                    1997          1996         1995         1995
------------------------------------------------------------------------------
Fixed maturity securities    $435.5        $434.6        $394.3       $33.9
Mortgage loans on real         58.3          58.8          54.3         4.6
  estate
Policy loans                   19.3          18.9          18.6         1.7
Other investments               9.5          13.5           9.1         1.2
                           ---------------------------------------------------
Gross investment income       522.6         525.8         476.3        41.4
Investment expense              4.0           4.3           7.5         0.1
                           ---------------------------------------------------
   Net investment income     $518.6        $521.5        $468.8       $41.3
                           ---------------------------------------------------
                           ---------------------------------------------------

       The carrying value of investments that produced no investment income during 1997 totaled $12.4 million, or less than .19% of total invested assets at December 31, 1997. The ultimate disposition of these assets is not expected to have a material effect on Franklin's consolidated results of operations or financial position.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.2    REALIZED INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for fixed maturity and equity securities, net of DPAC and CIP amortization were as follows:


                                                                                                   Eleven Months       One Month
                                                          YEAR ENDED            Year Ended             Ended             Ended
                                                          DECEMBER 31          December 31          December 31        January 31
                                                         ------------------------------------------------------------------------
In millions                                                  1997                  1996                1995               1995
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities
  Gross gains                                               $ 15.4                $ 25.0              $ 13.8              $   -
  Gross losses                                                (6.2)                (17.6)               (1.9)                 -
                                                         ------------------------------------------------------------------------
    Total fixed maturity securities                            9.2                   7.4                11.9                  -
                                                         ------------------------------------------------------------------------

Equity securities
  Gross gains                                                  1.0                   1.8                 1.9                4.1
  Gross losses                                                   -                     -                (0.5)              (5.4)
                                                         ------------------------------------------------------------------------
    Total equity securities                                    1.0                   1.8                 1.4               (1.3)
                                                         ------------------------------------------------------------------------

Other                                                          2.6                  (6.7)               (6.1)              (6.3)
                                                         ------------------------------------------------------------------------
   Realized investment gains (losses)                       $ 12.8                $  2.5              $  7.2              $(7.6)
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------


       Voluntary sales of investments resulted in the following realized gains (losses):


                                                                      Realized
                                                                   ------------------
In millions                        Category         Proceeds       Gains    Losses
-------------------------------------------------------------------------------------
YEAR ENDED
DECEMBER 31, 1997           AVAILABLE-FOR-SALE       $577.6        $10.5    $ 3.1
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Year Ended
December 31, 1996           Available-for-sale       $807.0        $21.8    $15.4
-------------------------------------------------------------------------------------
Eleven Months Ended
December 31, 1995           Available-for-sale       $268.7        $ 8.5    $ 0.4
-------------------------------------------------------------------------------------
One Month Ended
January 31, 1995            Trading                  $ 84.7        $ 4.1    $ 5.4
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.3    FIXED MATURITY AND EQUITY SECURITIES

       VALUATION. Amortized cost and fair value of fixed maturity and equity securities were as follows:





                                                                   DECEMBER 31, 1997
                                           ----------------------------------------------------------------------
                                            COST OR            GROSS               GROSS
                                           AMORTIZED         UNREALIZED          UNREALIZED               FAIR
In millions                                   COST             GAINS               LOSSES                 VALUE
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities
  Corporate bonds
   Investment grade                           $2,845.2           $228.9                $0.3              $3,073.8

   Below investment grade                        307.8             13.7                 1.1                 320.4

  Public utilities                               972.3            116.1                   -               1,088.4

  Mortgage-backed                                750.7             67.4                 0.1                 818.0

  Foreign governments                             90.0             15.4                 0.4                 105.0

  U.S. government                                186.7             17.7                   -                 204.4

  States/political subdivisions                    4.8              0.2                   -                   5.0

  Redeemable preferred stocks                      0.2                -                   -                   0.2
                                           ----------------------------------------------------------------------
    Total fixed maturity securities           $5,157.7           $459.4                $1.9              $5,615.2
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
Equity securities                             $    1.1           $  3.3                $  -              $    4.4
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.3    FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)


                                                                                   DECEMBER 31, 1996
                                                           -------------------------------------------------------------------
                                                            Cost or                Gross              Gross
                                                           Amortized            Unrealized         Unrealized            Fair
  In millions                                                Cost                  Gains             Losses             Value
  ----------------------------------------------------------------------------------------------------------------------------
  Fixed maturity securities
    Corporate bonds
      Investment grade                                      $2,747.7               $170.2
                                                                                                        $6.3          $2,911.6
      Below investment grade                                   239.7                  9.0                1.4             247.3

    Public utilities                                         1,064.7                 86.9                  -           1,151.6

  Mortgage-backed                                              802.1                 41.9                1.4             842.6

  Foreign governments                                           96.2                 11.0                  -             107.2

  U.S. government                                              190.1                 13.9                0.1             203.9

  States/political subdivisions                                 11.5                  0.5                  -              12.0

  Redeemable preferred stocks                                    0.3                    -                  -               0.3
                                                           -------------------------------------------------------------------

      Total fixed maturity securities                       $5,152.3               $333.4               $9.2          $5,476.5
                                                           -------------------------------------------------------------------
                                                           -------------------------------------------------------------------

  Equity securities                                         $    2.0               $  3.0               $  -          $    5.0
                                                           -------------------------------------------------------------------
                                                           -------------------------------------------------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.3    FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

       MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1997 were as follows:


                                                     AMORTIZED            FAIR
In millions                                             COST              VALUE
--------------------------------------------------------------------------------
FIXED MATURITY SECURITIES, EXCLUDING
MORTGAGE-BACKED SECURITIES, DUE
     In one year or less                             $   55.0          $   55.4

     In years two through five                          785.0             825.8

     In years six through ten                         1,993.5           2,140.3

     After ten years                                  1,573.5           1,775.7

   Mortgage-backed securities                           750.7             818.0
                                                   ----------------------------

     Total fixed maturity securities                 $5,157.7          $5,615.2
                                                   ----------------------------
                                                   ----------------------------


       Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

2.4    NET UNREALIZED GAINS ON SECURITIES

       Net unrealized gains on available-for-sale securities included in shareholder's equity at December 31 were as follows:




In millions                                     1997         1996
-------------------------------------------------------------------
Gross unrealized gains                       $ 462.7        $ 336.4
Gross unrealized losses                         (1.9)          (9.2)
DPAC fair value adjustment                     (10.4)          (0.4)
CIP fair value adjustment                     (215.7)        (160.9)
Participating policyholders'
 interest                                       (2.5)          (1.8)
Deferred federal income taxes                  (81.4)         (57.5)
                                            -----------------------
Net unrealized gains
 on securities                               $ 150.8        $ 106.6
                                            -----------------------
                                            -----------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.5  MORTGAGE LOANS ON REAL ESTATE
     DIVERSIFICATION. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, Franklin requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. At December 31, the mortgage loan portfolio was distributed as follows:



                                                 DECEMBER 31
                                       ----------------------------------
  In millions                             1997                 1996
  -----------------------------------------------------------------------
  Geographic distribution
       East North Central                $119.6             $120.0
       East South Central                  36.2               37.8
       Mid Atlantic                        35.5               21.5
       Mountain                            53.5               58.1
       New England                         22.5               19.2
       Pacific                             99.5              104.3
       South Atlantic                     175.2              167.7
       West North Central                  34.3               35.4
       West South Central                  53.5               57.9
       Allowance for losses                (8.2)             (14.9)
  -----------------------------------------------------------------------
         Total                           $621.6             $607.0
  -----------------------------------------------------------------------
  -----------------------------------------------------------------------
  Property type
       Retail                            $333.5             $312.3
       Office                             131.9              147.5
       Industrial                          96.7               89.4
       Residential and other               67.7               72.7
       Allowance for losses                (8.2)             (14.9)
  -----------------------------------------------------------------------
         Total                           $621.6             $607.0
  -----------------------------------------------------------------------
  -----------------------------------------------------------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.5  MORTGAGE LOANS ON REAL ESTATE (CONTINUED)
     IMPAIRED LOANS.     The carrying value of impaired mortgage loans on real
     estate and related interest income were as follows as of and for the year ended December 31:

  In millions                   1997             1996          1995
  -------------------------------------------------------------------------
  Impaired loans
       With allowance *        $ 8.0            $21.4           5.3
       Without allowance         8.1              -            17.8
                             ----------------------------------------------

       Total impaired loans    $16.1            $21.4          23.1
                             ----------------------------------------------
                             ----------------------------------------------

  Average investment           $18.8            $22.3          27.4
                             ----------------------------------------------
                             ----------------------------------------------

  Interest income earned       $ 0.8            $ 1.5           1.3
                             ----------------------------------------------
                             ----------------------------------------------

     * Represents gross amounts before allowance for mortgage loan losses of $3.0 million, $4.9 million, and $1.6 million at December 31, 1997, 1996, and 1995, respectively. There were no impaired loans as of January 31, 1995.

     ALLOWANCE. Activity in the allowance for mortgage loan losses was as follows:


                                                       Eleven      One Month
                            YEAR ENDED   Year Ended  Months Ended    Ended
                           DECEMBER 31   December 31  December 31   January 31
                           ---------------------------------------------------
In millions                  1997         1996         1995          1995
------------------------------------------------------------------------------
Balance at beginning of
period                      $14.9      $12.7            8.5             -
Net change in allowance *    (6.7)       2.2            4.2            8.5
                           ---------------------------------------------------
Balance at end of period    $ 8.2      $14.9           12.7            8.5
                           ---------------------------------------------------


          *    Charged to realized investment gains (losses).

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.6  INVESTMENTS ON DEPOSIT

     At December 31, 1997 and 1996, bonds and other investments carried at $19.3 million and $22.6 million, respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.7  INVESTMENT RESTRICTIONS

     Franklin is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1997 and 1996, Franklin's largest investment in any one entity other than U.S. government obligations and related party amounts was $62.8 million and $64.6 million, respectively.

3.   Fair Value of Financial Instruments

     Carrying amounts and fair values for certain of Franklin's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of Franklin's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                  DECEMBER 31
                              ------------------------------------------------
                                          1997                    1996
                              ------------------------------------------------
                               CARRYING     FAIR       Carrying      Fair
In millions                     AMOUNT      VALUE       Amount       Value
------------------------------------------------------------------------------
Assets
  Fixed maturity securities    $5,615.2    $5,615.2   $5,476.5      $5,476.5
  Mortgage loans on real
    estate                        621.6       659.4      607.0         637.7
  Equity securities                 4.4         4.4        5.0           5.0

Liabilities
  Insurance investment
    contracts                  $1,881.4   $ 1,813.3   $1,967.9      $1,892.9
  Dividend accumulations       $  780.1   $   780.1   $  755.9      $  755.9

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   Fair Value of Financial Instruments (continued)

     The following methods and assumptions were used to estimate the fair value of financial instruments.

     FIXED MATURITY AND EQUITY SECURITIES. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     MORTGAGE LOANS ON REAL ESTATE. Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate on policy loans was 6% in 1997 and 1996.

     INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

     DIVIDEND ACCUMULATIONS. Fair value disclosed for dividend accumulations equals the amount of dividends payable on demand at the reporting date.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.   Deferred Policy Acquisition Costs (DPAC)
     An analysis of the changes in the DPAC asset is as follows:


                                                   Eleven Months  One Month
                        YEAR ENDED     Year Ended      Ended        Ended
                        DECEMBER 31   December 31    December 31   January 31
                      --------------------------------------------------------
In millions                1997          1996          1995          1995
------------------------------------------------------------------------------
Beginning of period
   balance              $ 82.0         $ 47.5         $    -          $ 510.6

Capitalization            51.9           56.2           67.7              8.5

Amortization             (11.5)         (10.7)          (8.3)            (5.8)

Effect of unrealized
  gains on securities    (10.0)          11.3          (11.7)               -


Effect of realized
  investment gains        (0.7)          (0.4)         (0.2)                -

Adjustment for the
  acquisition(a)             -              -             -            (513.3)

Other                        -          (21.9)            -                 -
                      --------------------------------------------------------

End of period balance   $111.7         $ 82.0         $47.5            $    -
                      --------------------------------------------------------
                      --------------------------------------------------------

     (a) Represents the necessary elimination of the historical DPAC asset required by purchase accounting.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.   Cost of Insurance Purchased (CIP)
     An analysis of the changes in the CIP asset is as follows:


                                                   Eleven Months One Month
                          YEAR ENDED   Year Ended     Ended        Ended
                          DECEMBER 31  December 31  December 31  January 31
                          ---------------------------------------------------
In millions                1997          1996         1995         1995
-----------------------------------------------------------------------------
Beginning of period       $ 407.8       $ 353.0       $ 656.6       $174.7
  balance
Interest accretion           47.3          51.8          49.0          2.0
Additions                    15.1          13.6          41.3            -
Amortization               (107.7)       (116.5)       (118.0)        (2.8)
Effect of unrealized
  gains on securities       (54.8)        109.1        (270.0)           -
Effect of realized
  investment gains           (3.8)         (3.2)         (5.9)           -
Incremental adjustment
  for the acquisition(a)        -             -             -        482.7
                          ---------------------------------------------------

End of period balance     $ 303.9       $ 407.8       $ 353.0       $656.6
                          ---------------------------------------------------

     (a) Represents the incremental amount necessary to recognize the new CIP asset attributable to the January 31, 1995 acquisition.

          CIP amortization, net of interest accretion and additions, expected to be recorded in each of the next five years is $41.7 million, $38.4 million, $35.3 million, $32.4 million, and $29.8 million.

6.        Separate Accounts

          Franklin administers three Separate Accounts for variable annuity contracts. AMFLIC administers three Separate Accounts in connection with the issuance of its Variable Universal Life and Variable Annuity products.

                       THE FRANKLIN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

7.   Income Taxes

     Franklin files a life/life consolidated return which includes Franklin and AMFLIC. FFSC, a broker-dealer and wholly-owned subsidiary of Franklin, files a separate return.

     The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of each subsidiary under this agreement shall not exceed the amount such subsidiary would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

7.1  DEFERRED TAXES

     Components of deferred tax liabilities and assets at December 31, were as follows:


      In millions                               1997             1996
      ---------------------------------------------------------------------
      Deferred tax liabilities, applicable to:
           Basis differential of investments   $ 122.8         $  63.1
           DPAC and CIP                           98.6           124.6
           Other                                  10.2            15.7
                                              -----------------------------
           Total deferred tax liabilities        231.6           203.4
                                              -----------------------------

      Deferred tax assets, applicable to:
           Policy reserves                      (124.5)         (128.3)
           Participating policyholders'          (74.0)          (73.6)
            interests
           Postretirement benefits                (3.4)           (4.0)
           Basis differential of investments      (7.5)           (7.7)
           Other                                 (17.7)           (8.8)
                                              -----------------------------
           Total deferred tax assets            (227.1)         (222.4)
                                              -----------------------------
      Net deferred tax liability (asset)       $   4.5         $ (19.0)
                                              -----------------------------
                                              -----------------------------

     Franklin expects adequate future taxable income to realize the deferred tax assets. Accordingly, no valuation allowance is considered necessary.

     A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $200 million at December 31, 1997. At current corporate income tax rates, the maximum amount of tax on such income is approximately $70 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.2  TAX EXPENSE
     A reconciliation between the federal income tax rate and the effective tax rate follows:


                                                      Eleven Months  One Month
                               YEAR ENDED   Year Ended    Ended         Ended
                              DECEMBER 31   December 31 December 31  January 31
                             --------------------------------------------------
                                  1997         1996        1995         1995
                             --------------------------------------------------
Federal income tax rate          35.0%         35.0%       35.0%       35.0%
State taxes, net                  0.9           0.3         0.9        36.3
Tax-exempt investment income     (0.5)         (0.7)       (0.6)      (39.3)

Amortization of goodwill            -             -           -        34.3
Other                            (0.8)          0.2         0.6         0.4
                             --------------------------------------------------
Effective tax rate               34.6%         34.8%       35.9%       66.7%
                             --------------------------------------------------
                             --------------------------------------------------

7.3  TAXES PAID

     Federal income taxes paid for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, were $77 million, $74 million, and $53 million, respectively. State income taxes paid for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, were $2 million, $2 million, and $1 million, respectively. There were no federal or state income taxes paid during January 1995.

8.   Benefit Plans

8.1  PENSION PLANS

     On January 1, 1996, Franklin's existing defined benefit pension plan (The Franklin Plan) was merged with the plan sponsored by AGC (the AGC Plan). The AGC Plan is a non-contributory defined benefit plan covering most Franklin employees. Under the AGC Plan, pension benefits are based on the participant's compensation and length of credited service. AGC's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes.

     Equity and fixed maturity securities were 63% and 28%, respectively, of the AGC Plan's assets at the Plan's most recent balance sheet date. Additionally, 5% of the Plan's assets were invested in general investment accounts of AGC's subsidiaries through deposit administration insurance contracts.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.1  PENSION PLANS (continued)

     The net pension (income)/expense and the computation of the projected benefit obligation for years prior to January 1, 1996 were based on the provisions of the Franklin Plan. The Franklin Plan provided for the payment of retirement benefits; normally commencing at age 65, and also for the payment of certain disability benefits. After meeting certain qualifications, an employee acquired a vested right to future benefits. Pension benefits were based on the participant's average monthly compensation and length of credited service. Annual contributions made to the plan were sufficient to satisfy legal funding requirements.

     At December 31, 1995, fixed maturity securities constituted the majority of The Franklin Plan's assets.

     Prior to January 1, 1996, The Franklin Plan purchased annuity contracts from Franklin to provide benefits for its retirees. For the eleven months ended December 31, 1995, and the one month ended January 31, 1995, these contracts provided approximately $3.9 million and $0.3 million annually for retiree benefits, respectively.

     During the fourth quarter of 1995, Franklin sponsored a program of special incentives to those employees age 55 and over who elected early retirement. The program concluded December 31, 1995. A withdrawal of $26.5 million was made from the Franklin Plan in 1995 to provide full retirement benefits for these employees who elected to retire under the program.

     Net pension (income)/expense included the following components:


                                                         Eleven      One Month
                            YEAR ENDED    Year Ended  Months Ended     Ended
                           DECEMBER 31   December 31   December 31  January 31
                          -----------------------------------------------------
In millions                  1997          1996           1995         1995
-------------------------------------------------------------------------------
Service cost (benefits
  earned)                 $ 0.7         $ 0.8          $  0.9       $  0.2
Interest cost               1.9           2.0             3.7          0.4
Actual return on plan
  assets                   (8.4)         (7.8)          (11.5)        (0.4)
Net amortization and
  deferral                  5.0           4.6             6.3            -
                          -----------------------------------------------------
Pension (income) expense  $(0.8)       $ (0.4)         $ (0.6)       $ 0.2
                          -----------------------------------------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.1  PENSION PLANS (continued)
     The funded status and the prepaid pension expense (included in other assets) at December 31 were as follows:


In millions                                          1997           1996
-------------------------------------------------------------------------------
Accumulated benefit obligation, primarily vested    $ 27.7         $ 27.0
Effect of increase in compensation levels              0.5            0.2
                                                    ---------------------------
Projected benefit obligation                          28.2           27.2
Plan assets at fair value                             43.8           35.5
                                                    ---------------------------
Plan assets at fair value in excess of projected
  benefit obligation                                  15.6            8.3
Other unrecognized items, net                         (3.5)           3.0
                                                    ---------------------------
Prepaid pension expense                             $ 12.1         $ 11.3
                                                    ---------------------------
                                                    ---------------------------

Weighted-average discount rate on benefit             7.25%          7.50%
  obligation
Rate of increase in compensation levels               4.00           4.00
Expected long-term rate of return on plan assets     10.00          10.00

8.2  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     On January 1, 1996, the assets in Franklin's voluntary employees' beneficiary association (Franklin VEBA) for the retiree health and welfare plan were transferred to the AGC VEBA Plan. No changes in assumptions or plan provisions were made as a result of the transfer.

     Under the AGC VEBA Plan, Franklin has life, medical, supplemental major medical and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. Franklin has reserved the right to change or eliminate these benefits at any time.

     The life plans are fully insured for a two-year period. A portion of the retiree medical and dental plans is funded through the AGC VEBA Plan; the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the AGC VEBA Plan were invested in readily marketable securities.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.2  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (continued)
     The funded status and the accrued postretirement benefit cost (included in other liabilities) at December 31 were as follows:


In millions                                   1997               1996
--------------------------------------------------------------------------------
Actuarial present value of
     benefit obligation
       Retirees                               $7.2              $ 7.3
       Active plan participants
         Fully eligible                        0.3                0.2
         Other                                 2.0                1.8
                                           ------------------------------------
Accumulated postretirement
     benefit obligation (APBO)                 9.5                9.3
Plan assets at fair value                      0.2                -
                                           ------------------------------------
APBO in excess of plan assets
     at fair value                             9.3                9.3
Unrecognized net gain                          0.5                2.2
                                           ------------------------------------
       Accrued benefit cost                   $9.8              $11.5
                                           ------------------------------------
                                           ------------------------------------
Weighted-average discount
     rate on benefit obligation               7.25%              7.50%

     Postretirement benefit expense (income) was as follows:


                                                       Eleven Months One Month
                               YEAR ENDED   Year Ended    Ended        Ended
                               DECEMBER 31  December 31 December 31  January 31
--------------------------------------------------------------------------------
In millions                       1997         1996         1995        1995
Service cost (benefits            $0.1         $0.1         $0.1       $   -
earned)
Interest cost                      0.7          0.7          0.9        (0.2)
   Postretirement benefit
    expense (income)              $0.8         $0.8         $1.0       $(0.2)

     For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998; the rate was assumed to decrease gradually to 5% by the year 2005 and remain at that level. A 1% increase in the assumed rate results in a $0.1 million increase in the accumulated postretirement benefit obligation and no increase in postretirement benefit expense.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.   Statutory Accounting

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices.

     During 1995, Franklin received approval to loan $116.0 million to AGCL. Franklin also received approval to pay an extraordinary dividend of $250 million to its former parent as part of the 1995 acquisition, and also received approval to pay an extraordinary dividend of $60 million to AGCL.

     At December 31, 1997 and 1996, Franklin had statutory shareholder's equity of $521.0 million and $431.0 million, respectively. Statutory net income was $129.7 million, $123.2 million, and $100.2 million for the years ended December 31, 1997, 1996, and 1995, respectively.

     As determined on a statutory basis, the statutory shareholder's equity and net income of subsidiaries, were reported as follows:


                                                     STATUTORY
                                    -------------------------------------
In millions                          1997            1996           1995
-------------------------------------------------------------------------
Shareholder's Equity                $17.7           $18.1         $ 9.9
                                    -------------------------------------
                                    -------------------------------------

Net Income                          $(0.6)          $(1.9)        $(4.7)
                                    -------------------------------------
                                    -------------------------------------


     Generally, Franklin is restricted by the insurance laws of its domiciliary state as to amounts that can be transferred in the form of dividends, loans, or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 1998, loans or advances in excess of $130.3 million and dividends in any twelve-month period aggregating in excess of $129.7 million will require the approval of the Illinois Insurance Department.

10.  Consolidated Statement of Cash Flows

     In addition to the cash activities shown in the consolidated statement of cash flows, the following transactions, occurred:


                                                        Eleven Months One Month
                                YEAR ENDED   Year Ended    Ended         Ended
                                DECEMBER 31 December 31  December 31  January 31
                                ------------------------------------------------
In millions                        1997         1996        1995        1995
--------------------------------------------------------------------------------
Interest added to annuity and
  other financial products        $169.4       $173.3      $168.3      $14.0

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11.  Reinsurance

     Franklin limits its exposure to loss on any single insured to $2.1 million by ceding additional risks through reinsurance contracts with other insurers. Franklin diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, Franklin would reassume the liability. The likelihood of a material reinsurance liability being reassumed by Franklin is considered to be remote.

     A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Reinsurance recoveries on ceded reinsurance contracts were $41.5 million, $67.3 million, $63.3 million and $1.4 million for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995, respectively. The amount of reinsurance recoverable (payable) on paid and unpaid losses was $(0.5) million and $1.8 million at December 31, 1997 and 1996, respectively. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Reinsurance premiums included in premiums and other considerations were as follows:


                                                     Eleven Months   One Month
                          YEAR ENDED     Year Ended      Ended         Ended
                         DECEMBER 31    December 31    December 31   January 31
                         ------------------------------------------------------
In millions                  1997           1996          1995         1995
-------------------------------------------------------------------------------
Direct premiums
  and other
  considerations            $415.3          $491.5       $500.1         $36.8
Reinsurance assumed            8.3            15.9         44.2          (0.8)
Reinsurance ceded            (53.4)          (88.8)       (94.7)         (1.5)
-------------------------------------------------------------------------------

Premiums and other
     considerations         $370.2          $418.6       $449.6         $34.5
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

12.  Related Party Transactions

     Franklin participates in a program of short-term borrowing with AGC to maintain its long-term commitments. Franklin borrowed $230.4 million and $62.0 million, and repaid $230.4 million and $62.1 million in 1997 and 1996, respectively. Interest was paid on the outstanding balances based on the rate as stipulated in the program.

     During 1995, Franklin purchased a 6.75% promissory note from AGCL for $116.0 million to mature in 2005 (see Note 9).

     During 1995, Franklin received $8.5 million of 8% non-voting preferred stock of American General Life Insurance Company as consideration for the sale of FULIC.

                       THE FRANKLIN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

12.  Related Party Transactions (continued)

     Franklin has entered into indefinite contracts for the performance of all investment management services as well as cost allocation agreements with its ultimate parent. Total expenses under these agreements were $2.5 million and $2.3 million for the years ended December 31, 1997 and 1996, respectively, and $1.1 million for the eleven months ended December 31, 1995.

13.  Legal Proceedings

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. Franklin is a defendant in such purported class action lawsuits filed in 1997, asserting claims related to pricing and sales practices. These claims are being defended vigorously by Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. Franklin management nevertheless believes the ultimate outcome of all such pending litigation should not have a material adverse effect on Franklin's financial position. It is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on results of operations for a given period. No provision for any adverse determinations in this pending litigation has been made in the consolidated financial statements because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

     Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, Franklin management believes the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14.  Guaranty Fund Assessments

     Information about state guaranty fund assessments was as follows as of and for the:


                                                    Eleven Months   One Month
                          YEAR ENDED     Year Ended     Ended        Ended
                         DECEMBER 31    December 31  December 31    January 31
                         ------------------------------------------------------
In millions                 1997            1996          1995          1995
-------------------------------------------------------------------------------
Expense, included
 in operating costs
 and expenses               $1.2         $ 0.7        $ 0.2           $0.6
Liability for
 anticipated
 assessments                 3.6           7.5          8.5              -
Receivable for
 expected recoveries
 against future
 premium taxes               7.4          11.2         11.2              -
-------------------------------------------------------------------------------

     Changes in state laws could decrease the amount recoverable against future premium taxes.

                            STATEMENT OF ADDITIONAL INFORMATION


FRANKLIN LIFE VARIABLE ANNUITY FUND A



INDIVIDUAL VARIABLE ANNUITY CONTRACTS FOR USE WITH CERTAIN QUALIFIED PLANS AND TRUSTS ACCORDED SPECIAL TAX TREATMENT AND AS INDIVIDUAL RETIREMENT ANNUITIES

ISSUED BY

THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

                                   APPENDIX B

                     FRANKLIN LIFE VARIABLE ANNUITY FUND A

                     ANNUAL REPORT DATED DECEMBER 31, 1997

                                     [LOGO]

                                  THE FRANKLIN
                            LIFE INSURANCE COMPANY
             -----------------------------------------------------
                        *AN AMERICAN GENERAL COMPANY
             #1 FRANKLIN SQUARE , SPRINGFIELD, ILLINOIS 62713-0001


Dear Contract Owner:

We are pleased to provide this 1997 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund A contract.

                                       INVESTMENT POSITION
                                       -------------------

                                    DECEMBER 31,     JUNE 30,       DECEMBER 31,
                                       1997            1997            1996
                                    ------------     --------       ------------
VARIABLE PORTION:
-----------------
  Accumulation Unit Value              $98.43         $91.56         $81.48
                                     --------         ------         ------
                                     --------         ------         ------
    Percentage Change From:

    December 31, 1996                 +20.80%
                                     --------
                                     --------

    June 30, 1997                    +  7.50%
                                     --------
                                     --------

The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1997 appears on page 3.

     FIXED PORTION:
     Additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1997 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1998, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1998 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made prior to the contract year ending in 1997 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The U.S. economy continued to expand at a very rapid rate in 1997. It is estimated that the Gross Domestic Product will increase some 3.5% to 4.0% for the year, well ahead of the expectations expressed at the beginning of 1997. Employment continues to grow, with the unemployment rate dropping to 4.7% in December 1997, down from 5.3% in December 1996, but up from 4.6% in November 1997. The Federal Reserve Board has kept the Federal Funds rate steady the last half of 1997 after raising the rate from 5.25% to 5.50% on March 25, 1997. The stock market had another good year, the third year in a row, with the Standard & Poor's 500 Index up 31.01% in 1997. This increase came with a great deal of difficulty in the second half of the year, as the Asian markets ran into financial uncertainty. The U.S. companies are showing very high price/earnings ratios and the U.S. economic growth is expected to slow in the near future.

Inflation, as measured by the Gross Domestic Product deflator, was a very acceptable 1.9% in 1996, then declining to 1.4% by the third quarter of 1997. The Consumer Price Index increased 3.3% in 1996 and in 1997, 1.7%, the smallest increase since 1986. The Producers Price Index declined 0.2% in December, with a decline in nine of the twelve months of 1997 and an annual decline in 1997 of 1.2%. The decline in wholesale prices will be good news on the inflation front. The stock market will likely have a period of consolidation as it works its way through the Asian crisis, high price/earnings ratios and a slowing economy.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                   Cordially yours,

                                   /s/ William A. Simpson

                                   William A. Simpson
                                   Chairman, Chief Executive Officer
                                   and President

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1997

Assets
          Investments-at fair value (cost-$6,923,517):
                    Common stocks                                                                              $  10,325,291
                    Short-term notes                                                                               1,896,668
                                                                                                               ----------------
                                                                                                                  12,221,959
          Cash on deposit                                                                                             54,548
          Dividends and interest receivable                                                                           19,871
                                                                                                               ----------------
                                        Total Assets                                                              12,296,378

Liability -due to The Franklin Life Insurance Company                                                                  1,489
                                                                                                               ----------------
Contract owners' equity
          Annuity reserves                                                                 $  19,380
          Value of 124,714.114 accumulation units outstanding,
            equivalent to $98.42918992 per unit                                           12,275,509           $  12,294,889
                                                                                         ------------          ----------------

                                             STATEMENT OF OPERATIONS
                                          YEAR ENDED DECEMBER 31, 1997

Investment income
          Dividends                                                                       $  167,447
          Interest                                                                            83,552
                                                                                         ------------
                                        Total Income                                                              $  250,999

Expenses
          Mortality and expense charges                                                   $  119,981
          Investment management services                                                      52,451
                                                                                         ------------
                                        Total expenses                                                               172,432
                                                                                                               ----------------
                                        Net investment income                                                         78,567

Realized and unrealized gain on investments:
          Net realized gain from investment transactions
           (excluding short-term investments):
                    Proceeds from sales                                                   $1,508,962
                    Cost of investments sold (identified cost method)                      1,056,000
                                                                                         ------------
                         Net realized gain                                                                           452,962
          Net unrealized appreciation of investments
                    Beginning of year                                                     $3,584,070
                    End of year                                                            5,298,442
                                                                                         ------------
                         Net unrealized appreciation                                                               1,714,372
                                                                                                               ----------------
                         Net gain on investments                                                                   2,167,334
                                                                                                               ----------------
                         Net increase in contract owners'
                          equity resulting from operations                                                      $  2,245,901
                                                                                                               ----------------
                                                                                                               ----------------

                                   STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
                                                                                               YEAR ENDED DECEMBER 31
                                                                                              1997                 1996
                                                                                       --------------------------------------
Net investment income                                                                      $  78,567           $  85,278
Net realized gain from investment transactions                                               452,962             269,793
Net unrealized appreciation of investments                                                 1,714,372           1,406,762
                                                                                       --------------------------------------
          Net increase In contract owners' equity resulting from operations                2,245,901           1,761,833
Net contract purchase payments                                                               268,272             226,321
Reimbursement for contract guarantees                                                            172               3,178
Annuity payments                                                                              (4,568)             (3,878)
Withdrawals                                                                               (1,636,104)           (995,151)
                                                                                       --------------------------------------
          Net increase in contract owners' equity                                            873,673             992,303
          Contract owners' equity at beginning of year                                    11,421,216          10,428,913
                                                                                       --------------------------------------
          Contract owners' equity at end of year                                         $12,294,889         $11,421,216
                                                                                       --------------------------------------
                                                                                       --------------------------------------

                          SEE NOTES TO FINANCIAL STATEMENTS

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1997

    NUMBER
     OF                                                         FAIR
    SHARES                                                      VALUE
 ------------                                             ---------------
                    COMMON STOCKS (83.98%)
                    BANKING (4.16%)
     3,675            SLM Holding Corporation               $  511,284
                    BEVERAGES (1.30%)
     4,400            PepsiCo, Incorporated                    159,500
                    BUSINESS SERVICES (1.61%)
     5,600            Equifax Inc.                             198,450
                    CHEMICALS (2.23%)
     2,700            Dow Chemical                             274,050
                    COMPUTER SERVICES (3.00%)
     8,100            Ceridian Corporation*                    371,081
                    COSMETICS & HOUSEHOLD PRODUCTS
                      (3.27%)
     4,000            Gillette Company                         401,750

                    DRUGS & HEALTH CARE (21.62%)
     8,000            Eli Lilly and Company                    557,000
     4,300            Merck & Company, Inc.                    455,800
     4,200            Pfizer, Incorporated                     313,163
     6,450            St. Jude Medical, Inc.*                  196,725
     6,600            Schering-Plough Corporation              410,025
     6,000            Stryker Corporation                      223,500
    16,000            Walgreen Company                         502,000
                                                           --------------
                                                             2,658,213

                    ELECTRONICS & INSTRUMENTATIONS
                      (2.94%)
     5,800            Hewlett-Packard Company                  361,775
                    FOOD PROCESSING (2.86%)
    10,600            ConAgra, Inc.                            351,125
                    FOOD - RETAIL (2.19%)
     5,700            Albertson's, Inc.                        269,325
                    FOOD - WHOLESALE ( 2.48%)
     6,700            Sysco Corporation                        305,269
                    HOUSEHOLD PRODUCTS (1.28%)
     3,700            Newell Co.                               157,250
                    MACHINERY - INDUSTRIAL & CONSTRUCTION
                      (.46%)
     1,500            Fluor Corporation                         56,062

                    OFFICE EQUIPMENT & SERVICES (8.00%)
     5,000            Compaq Computers Corporation*            282,500
     5,350            Digital Equipment Corporation*           198,619

     4,800            International Business Machines
                           Corporation                         502,200
                                                           --------------
                                                               983,319

                    OIL SERVICES & DRILLING ( 2.62%)
     6,200            Halliburton Company                      321,625

                    OILS & OIL RELATED PRODUCTS (4.9%)
     2,700            Amoco Corporation                        229,838
     2,600            Atlantic Richfield Company               208,325
     2,600            Kerr-McGee Corporation                   164,612
                                                           --------------
                                                               602,775
                    PACKAGING - CONTAINERS ( 3.06%)
     8,400            Avery-Dennison Corporation               375,900
                    PHOTOGRAPHY ( 2.02%)
     4,100            Eastman Kodak Company                    248,306
                    RESTAURANTS/LODGING (1.92%)
     3,400            Marriott International, Inc.             235,450
                    RETAIL-SPECIALTY (2.29%)
     7,200            NIKE, Inc.                               281,250
                    TECHNOLOGY (7.48%)
     5,000            AMP, Incorporated                        210,000
     4,950            Diebold, Incorporated                    250,594
     4,800            Intel Corporation                        337,200
     3,600            Millipore Corporation                    122,175
                                                           --------------
                                                               919,969

                    UTILITIES - TELEPHONE (2.29%)
     5,000            BellSouth Corporation                    281,562
                                                           --------------
                                   TOTAL COMMON STOCKS
                                   (COST-$5,026,849)        10,325,290

PRINCIPAL
 AMOUNT
---------
                    SHORT-TERM NOTES (15.43%)
 $ 450,000          United States Treasury Bill
                      4.93%, due 2/5/98  (cost-$446,549)       446,549
$1,460,000          United States Treasury Bill
                      5.05%, due 2/5/98 (cost-$1,450,119)    1,450,119
                                                           --------------
                                   TOTAL SHORT-TERM NOTES
                                                             1,896,669
                                                           --------------

                              TOTAL INVESTMENTS (99.41%)
                                       (COST -$6,923,517)   12,221,959

                               CASH AND RECEIVABLES, LESS
                                        LIABILITY (.59 %)       72,930
                                                           --------------
                                   TOTAL CONTRACT OWNERS'
                                          EQUITY (100.0%)  $12,294,889
                                                           --------------
                                                           --------------

*NON-INCOME PRODUCING INVESTMENT  IN 1997.


                   SEE NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND A CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND A
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1997 aggregated $70,929 and $1,508,962, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $16,926 and $21,860 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1997 and 1996, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.


NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                                                                 YEAR ENDED                   YEAR ENDED
                                                            DECEMBER 31, 1997              DECEMBER 31, 1996
                                                          ------------------------------------------------------
                                                            UNITS         AMOUNT          UNITS         AMOUNT
                                                            -----         ------          -----         ------
Balance at
  beginning of
  year                                                    139,945    $11,403,341        150,474    $10,412,808

Purchases                                                   2,945        268,272          3,007        226,321

Net investment
  income*                                                       -         78,354              -         85,005

Net realized gain
  from investment
  transactions*                                                 -        451,738              -        268,930

Net unrealized
  appreciation
  of investments*                                               -      1,709,736              -      1,402,260
Withdrawals                                               (18,176)    (1,636,104)       (13,536)      (995,151)

Reimbursement
  for contract
  guarantees*                                                   -            172              -          3,168
                                                          ------------------------------------------------------

Balance at end
 of year                                                  124,714    $12,275,509        139,945    $11,403,341
                                                          ------------------------------------------------------
                                                          ------------------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.


NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF
    INVESTMENTS

Net unrealized appreciation of investments at December 31, 1997 and 1996 was as follows:

                                                  DECEMBER 31,    DECEMBER 31,
                                                     1997            1996
                                                --------------------------------
Gross unrealized appreciation                     $5,387,633     $3,670,260

Gross unrealized depreciation                         89,191         86,190
                                                --------------------------------
  Net unrealized appreciation
  of investments                                  $5,298,442     $3,584,070
                                                --------------------------------
                                                --------------------------------

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                  YEAR ENDED DECEMBER 31
                                                            1997            1996           1995          1994            1993
                                                         ----------------------------------------------------------------------
Investment income                                          $1.910         $1.685         $1.948         $1.408         $1.231
Expenses                                                    1.312          1.090           .875           .773           .773
                                                         ----------------------------------------------------------------------
Net investment income                                        .598           .595          1.073           .635           .458
Net realized and unrealized gain (loss) on investments     16.346         11.690         14.139          (.240)          .112
                                                         ----------------------------------------------------------------------
Net increase in accumulation unit value                    16.944         12.285         15.212           .395           .570
Accumulation unit value:
  Beginning of year                                        81.485         69.200         53.988         53.593         53.023
                                                         ----------------------------------------------------------------------
  End of year                                             $98.429        $81.485        $69.200        $53.988        $53.593
                                                         ----------------------------------------------------------------------
                                                         ----------------------------------------------------------------------

Ratio of expenses to average net assets                     1.44%          1.44%          1.44%          1.44%          1.44%
Ratio of net investment income to average net assets         .66%           .79%          1.76%          1.18%           .85%
Portfolio turnover rate                                      .70%          4.77%         14.66%         88.99%         68.62%
Number of accumulation units outstanding at end of year   124,714        139,945        150,474        172,507        198,763
-------------------------------------------------------------------------------------------------------------------------------

                     MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 21, 1997. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.


         MATTER                                             VOTES:
   -------------------                      ------------------------------------
                                                   FOR     AGAINST     ABSTAIN
                                                 -------   --------    -------
Election of
Robert G. Spencer as
Member, Board of Managers                        59,899     1,753         0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers                        59,899     1,753         0

Election of
James W. Voth as
Member, Board of Managers                        60,015     1,637         0

Election of
Clifford L. Greenwalt as
Member, Board of Managers                        60,015     1,637         0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                             59,688     1,135       829

                            REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund A, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the three years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1997, 1996, and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund A at December 31, 1997, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the three years then ended in conformity with generally accepted accounting principles.





                                                       /s/ Ernst & Young LLP


Chicago, Illinois
January 30, 1998

                                     APPENDIX C


                          VARIABLE INSURANCE PRODUCTS FUND

                        VARIABLE INSURANCE PRODUCTS FUND II

                        STATEMENT OF ADDITIONAL INFORMATION




VARIABLE INSURANCE PRODUCTS FUND:
MONEY MARKET PORTFOLIO, HIGH INCOME PORTFOLIO, EQUITY-INCOME
PORTFOLIO,
GROWTH PORTFOLIO, AND OVERSEAS PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND II:
INVESTMENT GRADE BOND PORTFOLIO, ASSET MANAGER PORTFOLIO,
ASSET MANAGER: GROWTH PORTFOLIO, INDEX 500 PORTFOLIO, AND CONTRAFUND
PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND III:
BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO,
AND GROWTH OPPORTUNITIES PORTFOLIO
INITIAL CLASS AND SERVICE CLASS
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectuses (dated April 30, 1998) for Initial Class and Service Class shares. Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of a Prospectus or an Annual Report, please call
Fidelity at 1-800-544-   1916,     or your insurance company.
TABLE OF CONTENTS                               PAGE



INVESTMENT POLICIES AND LIMITATIONS             3

PORTFOLIO TRANSACTIONS                          12

VALUATION                                       16

PERFORMANCE                                     17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  41

DISTRIBUTIONS AND TAXES                            41

FMR                                                42

BT                                              42

TRUSTEES AND OFFICERS                           42

MANAGEMENT CONTRACTS                            45

DISTRIBUTION AND SERVICE PLANS                  55

CONTRACTS WITH FMR AFFILIATES                   57

CONTRACTS WITH BT AFFILIATES                    57

DESCRIPTION OF THE TRUSTS                       57

FINANCIAL STATEMENTS                            58

APPENDIX                                        58

   For more information on any Fidelity fund, including charges and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.
VIP/VIPII/VIPIII-ptb-0498
700593
INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Money Market Portfolio:
 Fidelity Investments Money Management, Inc. (FIMM)
High Income, Asset Manager, Contrafund, Balanced, Growth Opportunities, Growth & Income, and Asset Manager: Growth Portfolios:
 Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
 Fidelity Management & Research (Far East) Inc. (FMR Far East)
Index 500 Portfolio:
 Bankers Trust Company (BT)
Overseas Portfolio:
 FMR U.K.
 FMR Far East
 Fidelity International Investment Advisors (FIIA)
 Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
CUSTODIANS
Money Market, High Income, and Investment Grade Bond Portfolios:
 The Bank of New York
Equity-Income, Overseas, Asset Manager: Growth, Asset Manager, Balanced, and Growth & Income Portfolios:
 The Chase Manhattan Bank
Growth, Growth Opportunities, and Contrafund Portfolios:
 Brown Brothers Harriman & Co.
Index 500 Portfolio:
 BT
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies
with    a     fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
MONEY MARKET PORTFOLIO
THE FOLLOWING ARE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that with respect to 25% of its total assets, 10% of its assets may be invested in the securities of any single issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS FOR MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to investments of up to 10% of total assets in securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 10% of its net assets w   as     invested in illiquid securities,
it would consider appropriate steps to protect liquidity.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND,
ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET MANAGER: GROWTH
PORTFOLIOS
THE FOLLOWING ARE HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET MANAGER: GROWTH PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:
(1) (for High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Contrafund, Balanced, Growth & Income, and Growth Opportunities Portfolios) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
  (for Index 500 Portfolio) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) (for High Income, Equity-Income, Growth, Overseas, Balanced, and Growth Opportunities Portfolios) borrow money, except that the fund
(i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
  (for Investment Grade Bond, Asset Manager, Asset Manager: Growth, Index 500, Contrafund, and Growth & Income Portfolios) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) (for Balanced and Growth Opportunities Portfolios) Each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS FOR HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET
MANAGER: GROWTH PORTFOLIOS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.
(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Each fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% (Equity-Income, Growth, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Index 500, Contrafund, Balanced, Growth & Income, and Growth Opportunities Portfolios) or more than 15% (High Income and Overseas Portfolios) of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) Each fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 5% of net assets for Equity-Income, Growth, Overseas, Asset Manager, Asset
Manager: Growth, Index 500, Contrafund, Balanced, Growth & Income, and Growth Opportunities Portfolios and 7.5% of net assets for High Income and Investment Grade Bond Portfolios) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) Each fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(vii) (for Balanced and Growth Opportunities Portfolios) Each fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% (Equity-Income, Growth, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Index 500, Contrafund, Balanced, Growth &
Income, and Growth Opportunities    Portfolios    ) or more than 15%
(High Income and Overseas    Portfolios    ) of its net assets
w   as     invested in illiquid securities, it would consider
appropriate steps to protect liquidity.
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page . For purposes of Index 500 Portfolio's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
Higher yielding, fixed-income securities of the type in which High Income Portfolio invests will at times be purchased at a discount from or a premium over par value. The total return on such securities includes the potential for a capital gain or loss. High Income Portfolio generally does not intend to hold securities for the purpose of achieving capital gains, however, unless current yields on these securities remain attractive. Capital gain or loss may also be realized upon the sale of portfolio securities.
The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the funds. If such restrictions should be reinstituted, it might become necessary for Overseas Portfolio to invest all or substantially all of its assets in U.S. securities. In such event, the Board of Trustees would reevaluate the fund's investment objective and policies.
In accordance with the funds' fundamental investment policies, there are no limitations on the percentage of the funds' assets which may be invested in any one type of instrument. Nor are there limitations on the percentage of the funds' assets which may be invested in any foreign country. However, in order to comply with diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended, in connection with FMR serving as investment adviser, each fund has agreed to certain non-fundamental limitations. Please refer to your insurance company's separate account prospectus for more information.
THE FOLLOWING PAGES CONTAIN MORE DETAILED INFORMATION ABOUT TYPES OF INSTRUMENTS IN WHICH A FUND MAY INVEST, STRATEGIES FMR (BT FOR INDEX
500) MAY EMPLOY IN PURSUIT OF A FUND'S INVESTMENT OBJECTIVE, AND A SUMMARY OF RELATED RISKS. FMR (BT FOR INDEX 500) MAY NOT BUY ALL OF THESE INSTRUMENTS OR USE ALL OF THESE TECHNIQUES UNLESS IT BELIEVES THAT DOING SO WILL HELP A FUND ACHIEVE ITS GOAL.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET ALLOCATION (ASSET MANAGER AND ASSET MANAGER: GROWTH
PORTFOLIOS    ). The stock class includes domestic and foreign equity
securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.
The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. FMR will seek to maximize total return within the bond class by adjusting a fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.
The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. FMR will seek to maximize total return within this asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term and money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.
FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.
ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries. CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks (but generally lower than comparable non-convertible) securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities.
DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. A non-money market fund may receive fees or price concessions for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or could suffer a loss.
A fund may renegotiate a delayed-delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
DOMESTIC AND FOREIGN INVESTMENTS (   M    ONEY    M    ARKET
   PORTFOLIO    ) include U.S. dollar-denominated time deposits,
certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR (BT for Index 500) will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A bond or equity fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR (BT for Index 500).
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's (BT's for Index 500) skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR (BT for Index
500) anticipates. For example, if a currency's value rose at a time when FMR (BT for Index 500) had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR (BT for Index 500) hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR (BT for Index 500) increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's (BT's for Index 500) use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. However, pursuant to certain state insurance regulations, any foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging market securities may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR (BT for Index 500) determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR (BT for Index
500) will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
Overseas Portfolio may invest in futures based on such indexes as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong
Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow different trading, settlement and margin procedures than U.S. exchanges do. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risks of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each bond and equity fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund (excluding Index 500) will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
BT also intends to follow certain other limitations on Index 500's futures and options activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of the assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with, their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the bond and equity funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased and written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of each fund's (except Index 500's) investments and, through reports from FMR, the Board monitors investments in illiquid instruments. Under the supervision of the Board of Trustees and FMR, BT determines the liquidity of Index 500's investments and, through reports from FMR and/or BT, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR (BT for Index 500) may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR    (BT for Index 500)     to
be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR (BT for Index 500) may determine some restricted securities, time deposits, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. For Money Market, illiquid investments are valued by this method for purposes of monitoring amortized cost valuation.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership. Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
In addition, for Index 500, indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of the S&P 500 or comparable stock indices. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indices as accurately as direct investments in the indices.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of that country or any of its agencies, political subdivisions, or instrumentalities;
(2) the security has its primary trading market in that country; or
(3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in that country, or has at least 50% of its assets located in that country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, FMR uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect a fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured or may employ a trust or other similar structure so that they are eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.
MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specific intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment occurs when unscheduled or early payments are made on the underlying mortgages, usually in response to a reduction in interest rates. Mortgage-backed security values may also be adversely affected when prepayments on underlying mortgages do not occur. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
OTHER INVESTMENT COMPANIES. A fund may purchase the shares of other investment companies.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (   M    ONEY    M    ARKET    PORTFOLIO    ).
Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1) and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), a fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate). Pursuant to certain state insurance regulations, any repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, Money Market anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate). Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp. Index 500 will not lend securities to BT or its affiliates. BT receives a portion of the securities lending income earned by Index 500.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate) to be of good standing. Furthermore, they will be made only if, in FMR's (BT's for Index 500) judgment, the consideration to be earned from such loans would justify the risk.
FMR and BT understand that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). If Index 500 cannot recover the loaned securities on termination, the fund may sell the collateral and purchase a replacement investment in the market.
SHORT SALES "AGAINST THE BOX." A money market or growth fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.
Short sales against the box could be used to protect the net asset value per share of a money market fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. A money market fund will incur transaction costs in connection with opening and closing short sales against the box. A growth fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SHORT SALES. A growth and income, asset allocation, or high income fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. A fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a money market fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, Index 500 would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.
The most significant factor in the performance of swap agreements is the change in value of the specific index, the change in the specific interest rate or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and, for Index 500, impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR (BT for Index 500) pursuant to authority contained in the management contract (and, for Index 500, in the sub-advisory agreement). FMR (BT for Index 500) is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by Money Market generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR (BT for Index 500) considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the
reasonableness of any commissions; and,    if applicable    ,
arrangements for payment of fund expenses.
   Except for Index 500, if FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
   Each     fund may execute portfolio transactions with
broker-dealers who provide research and execution services to the fund or other accounts over which FMR or BT or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such
broker   -    dealers may furnish analyses and reports concerning
issuers, industries, securities, economic factors and trends,
portfolio strategy, and performance of accounts;    and     effect
securities transactions and perform functions incidental thereto (such as clearance and settlement).
   The selection of such broker-dealers for transactions in equity securities is generally made by FMR (BT for Index 500) (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's (BT's for Index 500) investment staff based upon the quality of research and execution services provided.
   For transactions in fixed-income securities, FMR's (BT's for Index
500) selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a     fund may be useful to FMR (BT for Index 500) in
rendering investment management services to th   at     fund or its
other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR (BT for Index 500) clients may be useful to FMR (BT for Index 500)
in carrying out its obligations to    a     fund. The receipt of such
research has not reduced FMR's (BT's for Index 500) normal independent research activities; however, it enables FMR (BT for Index 500) to avoid the additional expenses that could be incurred if FMR (BT for Index 500) tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,    a
fund may pay a     broker-dealer commissions for agency transactions
that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR (BT for Index 500) must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's (BT's for Index 500) overall
responsibilities to th   at     fund    or     its other clients. In
reaching this determination, FMR (BT for Index 500) will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR (BT for Index 500) is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR (BT for Index 500) may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and
Fidelity Brokerage Services    Japan (FBSJ),     indirect subsidiaries
of FMR Corp. (and, for Index 500, BT Brokerage Corporation    and
BT Futures Corporation, indirect subsidiaries of Bankers Trust New York Corporation), if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified
brokerage firms for similar services.    Prior to December 9, 1997,
FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers
   (including affiliates of FMR)     who have entered into
arrangements with FMR under which the broker-dealer allocates a
portion of the commissions paid by a fund toward    reduction     of
th   at     fund's expenses   .     The transaction quality must,
however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The     Trustees    of each fund     periodically review FMR's or
BT's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review
the commissions paid by    the     fund over representative periods of
time to determine if they are reasonable in relation to the benefits to the fund.
Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions. For the fiscal years ended December 31, 1997 and 1996, the funds (except Money Market) had the following portfolio turnover rates:

YEAR  HIGH          EQUITY-      GROWTH        GROWTH         OVERSEAS     ASSET
      INCOME        INCOME                     OPPORTUNITIES               MANAGER

1997      118    %      44    %      113    %      26    %        67    %      101    %

1996   123%          186%         81%           28%            92%          168%



YEAR  ASSET MANAGER:  BALANCED     CONTRAFUND    GROWTH & INCOME  INVESTMENT    INDEX 500
      GROWTH                                                      GRADE BOND

1997      90    %         98    %      142    %      81    %          191    %      9    %

1996   120%            163%         178%             0%            81%           14%


BROKERAGE COMMISSIONS. The following tables list the total brokerage commissions paid, the percentage of the brokerage commissions paid to brokerage firms that provided research services, and the commissions paid to NFSC and FBS in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid, for the fiscal periods ended December 31, 1997, 1996, and 1995 for the funds (no commissions were paid by Money Market or Investment Grade
Bond). The funds pay both commissions and spreads in connection with the placement of portfolio transactions. The difference between the percentage of brokerage commissions paid to, and the percentage of the dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.
HIGH INCOME PORTFOLIO

PERIOD  TOTAL             %              TO               TO          % TO NFSC   % TO FBS    %             %
ENDED                     PAID TO FIRMS  NFSC             FBS                                 TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                           THROUGH       THROUGH
                          RESEARCH                                                            NFSC          FBS

1997    $    252,741          77    %    $    13,664      $    0          5    %      0    %      7    %        0    %

1996    $ 501,544          69%           $ 10,168         $ 0          2%          0%          2%            0%

1995    $ 185,561          95%           $ 21,896         $ 0          12%         0%          16%           0%


EQUITY-INCOME PORTFOLIO



PERIOD  TOTAL            %             TO          TO               % TO NFSC    % TO FBS    %             %
ENDED                    PAID TO FIRMS NFSC        FBS                                       TRANSACTIONS  TRANSACTIONS
                         PROVIDING                                                             THROUGH       THROUGH
                         RESEARCH                                                              NFSC          FBS

1997       $ 6,731,778   91%           $ 836,386   $ 13,815          12%          0%          21%           0%

1996    $ 13,450,350     66%           $ 3,563,724 $ 19,906          27%          0%          40%           0%

1995    $ 5,473,128      94%           $ 2,043,797 $ 33,242          37%          1%          51%           0%


GROWTH OPPORTUNITIES PORTFOLIO



PERIOD  TOTAL             %              TO          TO              % TO NFSC    % TO FBS    %             %
ENDED                     PAID TO FIRMS  NFSC        FBS                                      TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                           THROUGH       THROUGH
                          RESEARCH                                                            NFSC          FBS

1997    $    476,366          83    %    $    95,777 $ 5,043          20    %      1    %      29    %       0    %

1996    $ 195,409          64%           $ 43,699    $ 2,978          22%          2%          33%           1%

1995    $ 105,477          67%           $ 40,358    $ 100            38%          0%          58%           0%


GROWTH PORTFOLIO



PERIOD TOTAL          %         TO           TO               % TO NFSC    % TO FBS    %             %
ENDED                 PAID TO
                      FIRMS     NFSC         FBS                                       TRANSACTIONS  TRANSACTIONS
                      PROVIDING                                                                 THROUGH       THROUGH
                      RESEARCH                                                                  NFSC          FBS

1997   $    9,024,141 94%       $ 2,325,582  $ 17,682          26    %      0    %      36    %       0    %

1996   $ 4,689,993    68%       $ 1,167,932  $ 41,903          25%          1%          37%           1%

1995   $ 3,835,624    97%       $ 1,237,372  $ 13,081          32%          0%          43%           0%


OVERSEAS PORTFOLIO



PERIOD  TOTAL               % PAID       TO           TO                % TO NFSC   % TO FBS    %             %
ENDED                       TO FIRMS     NFSC         FBS                                       TRANSACTIONS  TRANSACTIONS
                            PROVIDING                                                           THROUGH       THROUGH
                            RESEARCH                                                            NFSC          FBS

1997    $    4,298,667          92    % $    8,726     $   286,119          0    %      7    %      1    %        7    %

1996    $ 4,851,584          86%        $ 23,341      $ 338,852          1%          7%          2%            9%

1995    $ 2,495,829          96%        $ 10,057      $ 240,170          0%          10%         1%            12%


BALANCED PORTFOLIO

PERIOD  TOTAL             % PAID       TO               TO            % TO NFSC    % TO FBS    %             %
ENDED                     TO FIRMS     NFSC             FBS                                    TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                            THROUGH       THROUGH
                          RESEARCH                                                             NFSC          FBS

1997    $    110,250          95    %  $    21,583      $    110          20    %      0    %      29    %       0    %

1996    $ 138,649          70%         $ 32,871         $ 1,221        24%          1%          39%           1%

1995    $ 65,835           89%         $ 12,056         $ 195          18%          0%          37%           0%


ASSET MANAGER PORTFOLIO



PERIOD  TOTAL               % PAID       TO           TO               % TO NFSC    % TO FBS    %             %
ENDED                       TO FIRMS     NFSC         FBS                                       TRANSACTIONS  TRANSACTIONS
                            PROVIDING                                                           THROUGH       THROUGH
                            RESEARCH                                                            NFSC          FBS

1997    $    2,804,490          90    %  $    507,147 $ 32,266          18    %      1    %      24    %       0    %

1996    $ 5,969,816          85%         $ 600,978    $ 27,964          10%          0%          22%           0%

1995    $ 12,537,406         96%         $ 1,793,406  $ 218,281         14%          2%          33%           2%


ASSET MANAGER: GROWTH PORTFOLIO

PERIOD  TOTAL             % PAID       TO              TO              % TO NFSC    % TO FBS    %             %
ENDED                     TO FIRMS     NFSC            FBS                                      TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                            THROUGH       THROUGH
                          RESEARCH                                                              NFSC          FBS

1997    $    385,678          85    %  $    66,125     $    3,506          17    %      1    %      20    %       0    %

1996    $ 296,932          70%         $ 52,039        $ 2,173          18%          1%          30%           1%

1995    $ 335,353          93%         $ 4,540         $ 14             13%          0%          30%           0%


CONTRAFUND PORTFOLIO



PERIOD  TOTAL               % PAID       TO           TO               % TO NFSC    % TO FBS    %             %
ENDED                       TO FIRMS     NFSC         FBS                                       TRANSACTIONS  TRANSACTIONS
                            PROVIDING                                                           THROUGH       THROUGH
                            RESEARCH                                                            NFSC          FBS

1997    $    6,500,753          95%      $ 1,306,677  $ 86,392          20    %      1    %      30    %       1    %

1996    $ 4,846,349          73%         $ 1,020,036  $ 8,210           21%          0%          32%           0%

1995    $ 672,767            97%         $ 246,389    $ 0               37%          0%          49%           0%


GROWTH & INCOME PORTFOLIO

PERIOD  TOTAL             % PAID       TO               TO           % TO NFSC    % TO FBS    %             %
ENDED                     TO FIRMS     NFSC             FBS                                   TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                           THROUGH       THROUGH
                          RESEARCH                                                            NFSC          FBS

1997    $    314,270          85    %  $    65,536      $    50          21    %      0    %      24    %       0    %


INDEX 500 PORTFOLIO

PERIOD  TOTAL            % PAID       TO           TO            % TO NFSC   % TO FBS    %             %
ENDED                    TO FIRMS     NFSC         FBS                                   TRANSACTIONS  TRANSACTIONS
                         PROVIDING                                                       THROUGH       THROUGH
                         RESEARCH                                                        NFSC          FBS

1997    $    98,894          13    %  $    28      $    371          0    %      0    %      0    %        0    %

1996    $ 51,591          91%         $ 374        $ 0            1%          0%          0%            0%

1995    $ 133,659         31%         $ 20         $ 0            0%          0%          0%            0%


   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for each fund are made independently (and by BT for Index 500) from those of other funds managed by FMR or BT or accounts managed by FMR or BT affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund and BT as sub-adviser to Index 500 outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. VALUATION
FSC normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV.
MONEY MARKET PORTFOLIO
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other investment companies are valued at their respective NAVs.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and
Maturity   "     on page 10.
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
HIGH INCOME AND INVESTMENT GRADE BOND PORTFOLIOS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
EQUITY-INCOME, GROWTH, OVERSEAS, ASSET MANAGER, ASSET MANAGER: GROWTH, INDEX 500, CONTRAFUND, BALANCED, GROWTH & INCOME AND GROWTH OPPORTUNITIES PORTFOLIOS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
   A class     may quote performance in various ways. All performance
information supplied by the funds in advertising is historical and is
not intended to indicate future returns.    The share price of each
class of a bond or equity fund, the yield, if applicable, of each
class of a bond, equity, or money market fund,     and the total
return fluctuate in response to market conditions and other factors,
and the value of a    bond or equity     fund's shares when redeemed
may be more or less than their original cost.
YIELD CALCULATIONS (MONEY MARKET PORTFOLIO). To compute the    yield
for the     money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The
money market fund also may calculate a   n     effective yield by
compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money
market funds, as required by    applicable     regulation.
YIELD CALCULATIONS (EXC   EPT     MONEY MARKET PORTFOLIO). Yields for
a class are computed by dividing the class's pro rata share of the
   fund's     interest and dividend income for a given 30-day or
one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month
period, whichever is earlier.    Income is adjusted to reflect gains
and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities.
Other c    apital gains and losses generally are excluded from the
calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the class's yield.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment
alternatives. However,    a     class's yield fluctuates, unlike
investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the
class's NAV over a stated period.    A class's total return may be
calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees.
    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the class.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An
adjusted NAV includes any distributions paid    by a fund     and
reflects all elements of    a class's     return. Unless otherwise
indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES.    A growth, growth and income, or asset allocation
fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when a NAV has crossed, stayed above, or stayed below its moving average. On December 26, 1997, the 13-week and 39-week long-term moving averages were $23.68 and $22.46 for Equity-Income - Initial Class; $36.87 and $34.95 for Growth - Initial Class; $19.42 and $19.44 for Overseas - Initial Class; $17.68 and $16.92 for Asset Manager - Initial Class; $16.01 and $15.25 for Asset
Manager: Growth - Initial Class; $111.61 and $105.59 for Index 500 - Initial Class; $19.84 and $18.61 for Contrafund - Initial Class; $14.29 and $13.74 for Balanced - Initial Class; $18.64 and $17.58 for Growth Opportunities - Initial Class; and $12.16 and $11.44 for Growth & Income - Initial Class, respectively. The initial offering of Service Class shares of each fund (except Money Market, Investment Grade Bond, and Index 500) began on November 3, 1997.
HISTORICAL FUND RESULTS. The following table shows    each class's
yield (money market    and     bond funds) and total return for the
periods ended December 31, 1997. The initial offering of Service Class shares of each fund (except Money Market, Investment Grade Bond, and Index 500) began on November 3, 1997. A fund's Service Class returns prior to the initial offering date are those of Initial Class, the original class of the fund, which does not have a 12b-1 fee. Service Class returns would have been lower if the applicable Service Class 12b-1 fee had been reflected in returns prior to the initial offering date.
     AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS




AS OF 12/31/97

7-DAY/30-DAY               ONE           FIVE            10              ONE             FIVE             10 YEARS/
YIELD                      YEAR          YEARS           YEARS/LIFE      YEAR            YEARS            LIFE OF
                                                         OF                                               FUND*
                                                         FUND*



MONEY MARKET PORTFOLIO:
   5.56    %    (7-DAY)        5.51    %     4.85    %       5.87    %       5.51    %       26.71    %       76.82    %
INITIAL CLASS

INVESTMENT GRADE
5.79%    (30-DAY)              9.06    %     7.11    %       8.29    %       9.06    %       41.00    %       106.02    %
BOND PORTFOLIO:
INITIAL CLASS

INDEX 500 PORTFOLIO:
N/A                            32.83    %    19.91    %      19.87    %      32.83    %      147.95    %      163.59    %
INITIAL CLASS

HIGH INCOME PORTFOLIO:
8.41%    (30-DAY)              17.67    %    13.91    %      12.81    %      17.67    %      91.82    %       233.79    %
INITIAL CLASS

   HIGH INCOME PORTFOLIO:
   N/A                         17.58    %    13.90    %      12.80    %      17.58    %      91.68    %       233.55    %
       SERVICE CLASS

ASSET MANAGER PORTFOLIO:
N/A                            20.65    %    12.98    %      12.73    %      20.65    %      84.11    %       171.19    %
INITIAL CLASS

   ASSET MANAGER PORTFOLIO:
N/A                            20.52    %    12.96    %      12.72    %      20.52    %      83.91    %       170.89    %
       SERVICE CLASS

ASSET MANAGER:
N/A                            25.07    % N/A                 22.73    %      25.07    %  N/A                  84.69    %
GROWTH PORTFOLIO:
INITIAL CLASS

   ASSET MANAGER:
N/A                            24.99    % N/A                 22.71    %      24.99    %  N/A                  84.58    %
   GROWTH PORTFOLIO:
       SERVICE CLASS

EQUITY-INCOME PORTFOLIO:
N/A                            28.11    %    20.16    %      16.72    %      28.11    %      150.50    %      369.43    %
INITIAL CLASS

   EQUITY-INCOME PORTFOLIO:
N/A                            28.05    %    20.15    %      16.72    %      28.05    %      150.39    %      369.24    %
       SERVICE CLASS

CONTRAFUND PORTFOLIO:
N/A                            24.14    % N/A                 28.16    %      24.14    %  N/A                  110.26    %
INITIAL CLASS

   CONTRAFUND PORTFOLIO:
N/A                            24.08    % N/A                 28.14    %      24.08    %  N/A                  110.15    %
       SERVICE CLASS

GROWTH PORTFOLIO:
N/A                            23.48    %    18.00    %      17.19    %      23.48    %      128.82    %      388.38    %
INITIAL CLASS

   GROWTH PORTFOLIO:
N/A                            23.45    %    18.00    %      17.18    %      23.45    %      128.76    %      388.25    %
       SERVICE CLASS

OVERSEAS PORTFOLIO:
N/A                            11.56    %    14.12    %      9.62    %       11.56    %      93.54    %       150.57    %
INITIAL CLASS

   OVERSEAS PORTFOLIO:
N/A                            11.56    %    14.12    %      9.62    %       11.56    %      93.54    %       150.57    %
       SERVICE CLASS

GROWTH & INCOME
N/A                            30.09    % N/A                 28.69%          30.09    %  N/A                  28.79    %
PORTFOLIO:
INITIAL CLASS

   GROWTH & INCOME
N/A                            30.10    % N/A                 28.70%          30.10    %  N/A                  28.79    %
   PORTFOLIO:
SERVICE CLASS

BALANCED PORTFOLIO:
N/A                            22.18    % N/A                 15.28    %      22.18    %  N/A                  53.07    %
INITIAL CLASS

   BALANCED PORTFOLIO:
N/A                            22.27    % N/A                 15.30    %      22.27    %  N/A                  53.18    %
       SERVICE CLASS

GROWTH OPPORTUNITIES
N/A                            29.95    % N/A                 26.81    %      29.95    %  N/A                  103.68    %
PORTFOLIO:
INITIAL CLASS

   GROWTH OPPORTUNITIES
N/A                            29.95    % N/A                 26.81    %      29.95    %  N/A                  103.68    %
   PORTFOLIO:
       SERVICE CLASS


 Note: If FMR had not reimbursed certain expenses during these periods, yields and total returns would have been lower.
* 10-year return for Money Market, High Income, Equity-Income, Growth
and Overseas Portfolios   . Life of fund:     Investment Grade Bond
Portfolio commenced operations December 5, 1988; Asset Manager Portfolio commenced operations September 6, 1989; Index 500 Portfolio commenced operations August 27, 1992; Contrafund, Asset Manager:
Growth, Balanced and Growth Opportunities Portfolios commenced operations January 3, 1995; and Growth & Income Portfolio commenced operations December 31, 1996.
The following tables show the income and capital elements of each class's cumulative total return. The tables compare each class's return to the record of the S&P 500, the Dow Jones Industrial Average
(DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each class. The S&P 500 and DJIA comparisons are provided to show how each class's total return compared to the record of a broad unmanaged index of
common stocks and    a narrower set of stocks of major industrial
companies, respectively, over the same period. Because each of Money Market, High Income and Investment Grade Bond invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as a money market or bond fund. Each of Index 500, Asset Manager, Asset
Manager: Growth, Equity-Income, Contrafund, Growth, Overseas, Growth & Income, Balanced, and Growth Opportunities has the ability to invest in securities not included in either index, and its investment
portfolio may or may not be similar     in composition to the indexes.
The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.
The initial offering of Service Class shares of each fund (except Money Market, Investment Grade Bond, and Index 500) began on November 3, 1997. A fund's Service Class figures prior to the initial offering date are those of Initial Class, the original class of the fund, which does not have a 12b-1 fee. Service Class figures would have been lower if the applicable Service Class 12b-1 fee had been reflected in figures prior to the initial offering date.
The following tables show the growth in value of a hypothetical $10,000 investment in each class of each fund during the 10-year period ended December 31, 1997, or life of each fund, as applicable,
assuming all distributions were reinvested.    Total returns are based
on past results and are not an indication of future performance    .
Tax consequences of different investments have not been factored into the figures below.
MONEY MARKET PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of Money
Market Portfolio would have grown to $   17,682    .
MONEY MARKET PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF       TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED     VALUE                                            LIVING
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    10,000       $    7,682       $    0         $    17,682   $ 52,577       $    54,688       $    13,977

1996    $    10,000       $    6,759       $    0         $    16,759   $ 39,424       $    43,801       $    13,744

1995    $    10,000       $    5,899       $    0         $    15,899   $ 32,063       $    34,032       $    13,302

1994    $    10,000       $    5,017       $    0         $    15,017   $ 23,305       $    24,891       $    12,972

1993    $    10,000       $    4,405       $    0         $    14,405   $ 23,002       $    23,712       $    12,634

1992    $    10,000       $    3,954       $    0         $    13,954   $ 20,896       $    20,268       $    12,296

1991    $    10,000       $    3,431       $    0         $    13,431   $ 19,412       $    18,890       $    11,950

1990    $    10,000       $    2,660       $    0         $    12,660   $ 14,877       $    15,192       $    11,594

1989    $    10,000       $    1,718       $    0         $    11,718   $ 15,356       $    15,274       $    10,927

1988    $    10,000       $    739         $    0         $    10,739   $ 11,661       $    11,592       $    10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Money Market Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at the time they
were reinvested), amounted to $   17,682    . If distributions had not
been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   5,714 for dividends    . The fund did not
distribute any capital gains during the period.
HIGH INCOME PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of High
Income Portfolio would have grown to $   33,379    .
HIGH INCOME PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF          VALUE OF         TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED        REINVESTED       VALUE                                            LIVING
       $10,000           DIVIDEND          CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS     DISTRIBUTIONS

1997    $    14,029       $    17,713       $    1,637   $ 33,379



    $ 52,577          $ 54,688          $ 13,977

1996    $    12,934       $    14,190       $    1,244   $ 28,368         $ 39,424          $ 43,801          $ 13,744

1995    $    12,448       $    11,628       $    801     $ 24,877         $ 32,063          $ 34,032          $ 13,302

1994    $    11,105       $    8,789        $    714     $ 20,608         $ 23,305          $ 24,891          $ 12,972

1993    $    12,386       $    8,453        $    112     $ 20,951         $ 23,002          $ 23,712          $ 12,634

1992    $    11,178       $    6,223        $    0       $ 17,401         $ 20,896          $ 20,268          $ 12,296

1991    $    9,866        $    4,262        $    0       $ 14,128         $ 19,412          $ 18,890          $ 11,950

1990    $    7,304        $    3,155        $    0       $ 10,459         $ 14,877          $ 15,192          $ 11,594

1989    $    8,378        $    2,320        $    0       $ 10,698         $ 15,356          $ 15,274          $ 10,927

1988    $    9,979        $    1,185        $    0       $ 11,164         $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of High Income Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   24,456    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   8,399     for dividends and $   744     for capital gain
distributions.
During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Service Class of High Income Portfolio would
have grown to $   33,355    .
HIGH INCOME PORTFOLIO - SERVICE CLASS  INDICES




YEAR   VALUE OF          VALUE OF          VALUE OF         TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED        REINVESTED       VALUE                                            LIVING
       $10,000           DIVIDEND          CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS     DISTRIBUTIONS

1997    $    14,019       $    17,700       $    1,636   $ 33,355         $ 52,577          $ 54,688          $ 13,977

1996    $    12,934       $    14,190       $    1,244   $ 28,368         $ 39,424          $ 43,801          $ 13,744

1995    $    12,448       $    11,628       $    801     $ 24,877         $ 32,063          $ 34,032          $ 13,302

1994    $    11,105       $    8,789        $    714     $ 20,608         $ 23,305          $ 24,891          $ 12,972

1993    $    12,386       $    8,453        $    112     $ 20,951         $ 23,002          $ 23,712          $ 12,634

1992    $    11,178       $    6,223        $    0       $ 17,401         $ 20,896          $ 20,268          $ 12,296

1991    $    9,866        $    4,262        $    0       $ 14,128         $ 19,412          $ 18,890          $ 11,950

1990    $    7,304        $    3,155        $    0       $ 10,459         $ 14,877          $ 15,192          $ 11,594

1989    $    8,378        $    2,320        $    0       $ 10,698         $ 15,356          $ 15,274          $ 10,927

1988    $    9,979        $    1,185        $    0       $ 11,164         $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Service Class of High Income Portfolio on January 1, 1988, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   24,456    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   8,399     for dividends and $   744     for capital gain
distributions.
EQUITY-INCOME PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of
Equity-Income Portfolio would have grown to $   46,943    .

EQUITY-INCOME PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF     VALUE OF      VALUE OF          TOTAL                S&P 500           DJIA              COST OF
ENDED  INITIAL      REINVESTED    REINVESTED        VALUE                                                    LIVING
       $10,000      DIVIDEND      CAPITAL GAIN
       INVESTMENT   DISTRIBUTIONS DISTRIBUTIONS

1997    $    25,775 $ 10,534       $    10,634       $    46,943          $ 52,577          $ 54,688          $ 13,977

1996    $    22,325 $ 8,457        $    5,861        $    36,643          $ 39,424          $ 43,801          $ 13,744

1995    $    20,456 $ 7,700        $    3,908        $    32,064          $ 32,063          $ 34,032          $ 13,302

1994    $    16,295 $ 5,552        $    1,888        $    23,735          $ 23,305          $ 24,891          $ 12,972

1993    $    16,391 $ 5,013        $    764          $    22,168          $ 23,002          $ 23,712          $ 12,634

1992    $    14,225 $ 3,852        $    663          $    18,740          $ 20,896          $ 20,268          $ 12,296

1991    $    12,580 $ 2,867        $    586          $    16,033          $ 19,412          $ 18,890          $ 11,950

1990    $    10,096 $ 1,631        $    471          $    12,198          $ 14,877          $ 15,192          $ 11,594

1989    $    13,047 $ 1,245        $    107          $    14,399          $ 15,356          $ 15,274          $ 10,927

1988    $    11,688 $ 583          $    0            $    12,271          $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Equity-Income Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   23,144    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   4,459     for dividends and $   4,989     for capital gain
distributions.
During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Service Class of Equity-Income Portfolio would
have grown to $   46,924    .
EQUITY-INCOME PORTFOLIO - SERVICE CLASS  INDICES




YEAR   VALUE OF     VALUE OF      VALUE OF          TOTAL                S&P 500           DJIA              COST OF
ENDED  INITIAL      REINVESTED    REINVESTED        VALUE                                                    LIVING
       $10,000      DIVIDEND      CAPITAL GAIN
       INVESTMENT   DISTRIBUTIONS DISTRIBUTIONS

1997    $    25,764 $ 10,531       $    10,629       $    46,924          $ 52,577          $ 54,688          $ 13,977

1996    $    22,325 $ 8,457        $    5,861        $    36,643          $ 39,424          $ 43,801          $ 13,744

1995    $    20,456 $ 7,700        $    3,908        $    32,064          $ 32,063          $ 34,032          $ 13,302

1994    $    16,295 $ 5,552        $    1,888        $    23,735          $ 23,305          $ 24,891          $ 12,972

1993    $    16,391 $ 5,013        $    764          $    22,168          $ 23,002          $ 23,712          $ 12,634

1992    $    14,225 $ 3,852        $    663          $    18,740          $ 20,896          $ 20,268          $ 12,296

1991    $    12,580 $ 2,867        $    586          $    16,033          $ 19,412          $ 18,890          $ 11,950

1990    $    10,096 $ 1,631        $    471          $    12,198          $ 14,877          $ 15,192          $ 11,594

1989    $    13,047 $ 1,245        $    107          $    14,399          $ 15,356          $ 15,274          $ 10,927

1988    $    11,688 $ 583          $    0            $    12,271          $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Service Class of Equity-Income Portfolio on January 1, 1988, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   23,144    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   4,459     for dividends and $   4,989     for capital gain
distributions.
GROWTH PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of Growth Portfolio
would have grown to $   48,838    .
GROWTH PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF     VALUE OF       VALUE OF         TOTAL                S&P 500           DJIA              COST OF
ENDED  INITIAL      REINVESTED     REINVESTED       VALUE                                                    LIVING
       $10,000      DIVIDEND       CAPITAL GAIN
       INVESTMENT   DISTRIBUTIONS  DISTRIBUTIONS

1997    $    36,588 $ 2,918       $    9,332       $    48,838          $ 52,577          $ 54,688          $ 13,977

1996    $    30,710 $ 2,186       $    6,655       $    39,551          $ 39,424          $ 43,801          $ 13,744

1995    $    28,797 $ 1,951       $    3,733       $    34,481          $ 32,063          $ 34,032          $ 13,302

1994    $    21,391 $ 1,308       $    2,773       $    25,472          $ 23,305          $ 24,891          $ 12,972

1993    $    22,761 $ 1,252       $    1,464       $    25,477          $ 23,002          $ 23,712          $ 12,634

1992    $    19,487 $ 955         $    901         $    21,343          $ 20,896          $ 20,268          $ 12,296

1991    $    18,254 $ 845         $    424         $    19,523          $ 19,412          $ 18,890          $ 11,950

1990    $    12,732 $ 390         $    295         $    13,417          $ 14,877          $ 15,192          $ 11,594

1989    $    14,970 $ 231         $    0           $    15,201          $ 15,356          $ 15,274          $ 10,927

1988    $    11,558 $ 0           $    0           $    11,558          $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Growth Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   17,534    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,282     for dividends and $   5,237     for capital gain
distributions.
During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Service Class of Growth Portfolio would have
grown to $   48,825    .
GROWTH PORTFOLIO - SERVICE CLASS  INDICES




YEAR   VALUE OF     VALUE OF       VALUE OF         TOTAL                S&P 500           DJIA              COST OF
ENDED  INITIAL      REINVESTED     REINVESTED       VALUE                                                    LIVING
       $10,000      DIVIDEND       CAPITAL GAIN
       INVESTMENT   DISTRIBUTIONS  DISTRIBUTIONS

1997    $    36,578 $ 2,917       $    9,330       $    48,825          $ 52,577          $ 54,688          $ 13,977

1996    $    30,710 $ 2,186       $    6,655       $    39,551          $ 39,424          $ 43,801          $ 13,744

1995    $    28,797 $ 1,951       $    3,733       $    34,481          $ 32,063          $ 34,032          $ 13,302

1994    $    21,391 $ 1,308       $    2,773       $    25,472          $ 23,305          $ 24,891          $ 12,972

1993    $    22,761 $ 1,252       $    1,464       $    25,477          $ 23,002          $ 23,712          $ 12,634

1992    $    19,487 $ 955         $    901         $    21,343          $ 20,896          $ 20,268          $ 12,296

1991    $    18,254 $ 845         $    424         $    19,523          $ 19,412          $ 18,890          $ 11,950

1990    $    12,732 $ 390         $    295         $    13,417          $ 14,877          $ 15,192          $ 11,594

1989    $    14,970 $ 231         $    0           $    15,201          $ 15,356          $ 15,274          $ 10,927

1988    $    11,558 $ 0           $    0           $    11,558          $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth Portfolio on January 1, 1988, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   17,534    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,282     for dividends and $   5,237     for capital gain
distributions.
OVERSEAS PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of Overseas
Portfolio would have grown to $   25,057    .
OVERSEAS PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL         S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                             LIVING
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    20,535       $    2,323       $    2,199     $    25,057 $ 52,577          $ 54,688          $ 13,977

1996    $    20,150       $    1,852       $    460       $    22,462 $ 39,424          $ 43,801          $ 13,744

1995    $    18,246       $    1,445       $    160       $    19,851 $ 32,063          $ 34,032          $ 13,302

1994    $    16,759       $    1,255       $    75        $    18,089 $ 23,305          $ 24,891          $ 12,972

1993    $    16,556       $    1,152       $    74        $    17,782 $ 23,002          $ 23,712          $ 12,634

1992    $    12,332       $    615         $    0         $    12,947 $ 20,896          $ 20,268          $ 12,296

1991    $    14,000       $    501         $    0         $    14,501 $ 19,412          $ 18,890          $ 11,950

1990    $    13,283       $    144         $    0         $    13,427 $ 14,877          $ 15,192          $ 11,594

1989    $    13,551       $    104         $    0         $    13,655 $ 15,356          $ 15,274          $ 10,927

1988    $    10,813       $    0           $    0         $    10,813 $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Overseas Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   13,641    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,604     for dividends and $   1,754     for capital gain
distributions.
During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Service Class of Overseas Portfolio would have
grown to $   25,057    .
OVERSEAS PORTFOLIO - SERVICE CLASS  INDICES


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "8X12TABLE" IS TOO WIDE!
TABLE WIDTH IS 136 CHARACTERS.


YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL         S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                             LIVING
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    20,535       $    2,323       $    2,199     $    25,057 $ 52,577          $ 54,688          $ 13,977

1996    $    20,150       $    1,852       $    460       $    22,462 $ 39,424          $ 43,801          $ 13,744

1995    $    18,246       $    1,445       $    160       $    19,851 $ 32,063          $ 34,032          $ 13,302

1994    $    16,759       $    1,255       $    75        $    18,089 $ 23,305          $ 24,891          $ 12,972

1993    $    16,556       $    1,152       $    74        $    17,782 $ 23,002          $ 23,712          $ 12,634

1992    $    12,332       $    615         $    0         $    12,947 $ 20,896          $ 20,268          $ 12,296

1991    $    14,000       $    501         $    0         $    14,501 $ 19,412          $ 18,890          $ 11,950

1990    $    13,283       $    144         $    0         $    13,427 $ 14,877          $ 15,192          $ 11,594

1989    $    13,551       $    104         $    0         $    13,655 $ 15,356          $ 15,274          $ 10,927

1988    $    10,813       $    0           $    0         $    10,813 $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Service Class of Overseas Portfolio on January 1, 1988, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   13,641    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,604     for dividends and $   1,754     for capital gain
distributions.
INVESTMENT GRADE BOND PORTFOLIO. During the period from December 5, 1988 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Investment Grade Bond Portfolio
would have grown to $   20,602    .
INVESTMENT GRADE    BOND     PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF       TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED     VALUE                                            LIVING**
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    12,560       $    7,653       $    389       $    20,602 $ 45,652       $    48,295       $    13,408

1996    $ 12,240          $ 6,272          $ 379          $ 18,891    $ 34,   231       $ 3   8,680       $ 13,184

1995    $ 12,480          $ 5,441          $ 386          $ 18,307    $ 2   7,839       $ 30   ,054       $ 12,760

1994    $ 11,020          $ 4,243          $ 341          $ 15,604    $ 20,   235       $ 2   1,981       $ 12,444

1993    $ 11,480          $ 4,420          $ 313          $ 16,213    $    19,972       $ 2   0,940       $ 12,120

1992    $ 10,970          $ 3,418          $ 223          $ 14,611    $ 18,   143       $ 1   7,899       $ 11,796

1991    $ 11,080          $ 2,596          $ 24           $ 13,700    $ 1   6,855       $ 16,   681       $ 11,463

1990    $ 9,920           $ 1,831          $ 21           $ 11,772    $ 1   2,917       $ 13,   416       $ 11,122

1989    $ 10,140          $ 921            $ 22           $ 11,083    $ 13,   333       $ 13,   488       $ 10,482

1       $ 10,000          $ 52             $ 0            $ 10,052    $ 10,   125       $ 10,   237       $ 10,017
9
8
8
*


* From December 5, 1988 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Investment Grade Bond Portfolio on December 5, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   17,013    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   5,214     for dividends and $   270     for capital gain
distributions.
ASSET MANAGER PORTFOLIO. During the period from September 6, 1989 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Asset Manager Portfolio would
have grown to $   27,119    .
ASSET MANAGER PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL      S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                          LIVING**
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    18,010       $    4,551       $    4,558     $    27,119 $ 35,006       $    36,673       $    12,945

1996    $ 16,930          $ 3,418          $ 2,129          $ 22,477  $ 26,   249       $ 29,   372       $ 12,729

1995    $ 15,790          $ 2,448          $ 1,375          $ 19,613  $ 21,   348       $ 22,   821       $ 12,319

1994    $ 13,790          $ 1,779          $ 1,201          $ 16,770  $ 15,   517       $ 16,   692       $ 12,014

1993    $ 15,420          $ 1,642          $ 795            $ 17,857  $ 15,   315       $ 15,   901       $ 11,701

1992    $ 13,320          $ 1,004          $ 406            $ 14,730  $ 13,   913       $ 13,   592       $ 11,388

1991    $ 12,550          $ 610            $ 25             $ 13,185  $ 12,   925       $ 12,   667       $ 11,067

1990    $ 10,240          $ 497            $ 21             $ 10,758  $ 9,   905        $ 10,   187       $ 10,738

1       $ 9,970           $ 91             $ 20             $ 10,081  $ 10,   224       $ 10,   242       $ 10,120
9
8
9
*


* From September 6, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Asset Manager Portfolio on September 6, 1989, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   17,134    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   2,910     for dividends and $   3,010     for capital gain
distributions.
During the period from September 6, 1989 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service
Class of Asset Manager Portfolio would have grown to $   27,089    .
ASSET MANAGER PORTFOLIO - SERVICE CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL      S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                         LIVING**
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    17,990       $    4,546       $    4,553     $    27,089  $ 35,006          $    36,673       $    12,945

1996    $ 16,930          $ 3,418          $ 2,129        $ 22,477     $    26,249       $    29,372       $ 12,729

1995    $ 15,790          $ 2,448          $ 1,375        $ 19,613     $    21,348       $    22,821       $ 12,319

1994    $ 13,790          $ 1,779          $ 1,201        $ 16,770     $    15,517       $    16,692       $ 12,014

1993    $ 15,420          $ 1,642          $ 795          $ 17,857     $    15,315       $    15,901       $ 11,701

1992    $ 13,320          $ 1,004          $ 406          $ 14,730     $    13,913       $    13,592       $ 11,388

1991    $ 12,550          $ 610            $ 25           $ 13,185     $    12,925       $    12,667       $ 11,067

1990    $ 10,240          $ 497            $ 21           $ 10,758     $    9,905        $    10,187       $ 10,738

1       $ 9,970           $ 91             $ 20           $ 10,081     $    10,224       $    10,242       $ 10,120
9
8
9
*


* From September 6, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Asset Manager Portfolio on September 6, 1989, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   17,134    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   2,910     for dividends and $   3,010     for capital gain
distributions.
ASSET MANAGER: GROWTH PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Asset Manager: Growth Portfolio
would have grown to $   18,469    .
ASSET MANAGER: GROWTH PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF       VALUE OF         TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED       VALUE                                           LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    16,360       $    435       $    1,674       $    18,469 $ 22,565       $    21,943       $    10,775

1996    $ 13,100          $ 348          $ 1,319          $ 14,767    $ 16,   920       $ 17,   575       $ 10,595

1       $ 11,770          $ 110          $ 422            $ 12,302    $ 13,   760       $ 13,   655       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Asset Manager: Growth Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   11,576    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   320     for dividends and $   1,190     for capital gain
distributions.
During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service Class
of Asset Manager: Growth Portfolio would have grown to $   18,458    .
ASSET MANAGER: GROWTH PORTFOLIO - SERVICE CLASS  INDICES


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "8X5TABLE" IS TOO WIDE!
TABLE WIDTH IS 134 CHARACTERS.


YEAR   VALUE OF          VALUE OF       VALUE OF         TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED       VALUE                                            LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    16,350       $    435       $    1,673       $    18,458 $ 22,565       $    21,943       $    10,775

1996    $ 13,100          $ 348          $ 1,319          $ 14,767    $    16,920       $    17,575       $ 10,595

1       $ 11,770          $ 110          $ 422            $ 12,302    $    13,760       $    13,655       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Asset Manager: Growth Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   11,576    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   320     for dividends and $   1,190     for capital gain
distributions.
INDEX 500 PORTFOLIO. During the period from August 27, 1992 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Index 500 Portfolio would have
grown to $   26,359    .
INDEX 500 PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL        S&P 500     DJIA                  COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                          LIVING**
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    22,880       $    1,717       $    1,762       $    26,359 $ 26,788    $ 27,654              $    11,448

1996    $ 17,810          $ 1,11   3       $ 921            $ 19,844    $ 20,   087 $ 22,149              $ 11,256

1995    $ 15,142          $ 750            $ 279            $ 16,171    $ 16,   336 $ 17,209              $ 10,894

1994    $ 11,244          $ 363            $ 180            $ 11,787    $ 11,87   4 $ 12,587              $ 10,625

1993    $ 11,148          $ 360            $ 158            $ 11,666    $ 11,72   0 $ 11    ,   991       $ 10,348

1       $ 10,520          $ 95             $ 16             $ 10,631    $ 10,64   7 $ 10,249              $ 10,071
9
9
2
*


* From August 27, 1992 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Index 500 Portfolio on August 27, 1992, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   12,146    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   928     for dividends and $   1,086     for capital gain
distributions.
CONTRAFUND PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Contrafund Portfolio would have
grown to $   21,026    .
CONTRAFUND PORTFOLIO - INITIAL CLASS  INDICES


YEAR   VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    19,940       $    262       $    824       $    21,026     $   22,565       $    21,943       $    10,775

1996    $ 16,560          $ 73           $ 304          $ 16,937       $ 16,   920       $ 17,5   75       $ 10,595

1       $ 13,790          $ 61           $ 121          $ 13,972       $ 13,7   60       $ 13,6   55       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Contrafund Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,833    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   200     for dividends and $   620     for capital gain
distributions.
During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service Class
of Contrafund Portfolio would have grown to $   21,015.
CONTRAFUND PORTFOLIO - SERVICE CLASS  INDICES


YEAR   VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    19,930       $    261       $    824       $    21,015     $   22,565       $    21,943       $    10,775

1996    $ 16,560          $ 73           $ 304          $ 16,937       $ 16,9   20       $ 17,5   75       $ 10,595

1       $ 13,790          $ 61           $ 121          $ 13,972       $ 13,7   60       $ 13,6   55       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Contrafund Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,833    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   200     for dividends and $   620     for capital gain
distributions.
BALANCED PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Balanced Portfolio would have
grown to $   15,307    .
BALANCED PORTFOLIO - INITIAL CLASS  INDICES


YEAR   VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    14,580       $    556       $    171       $    15,307     $   22,565       $    21,943       $    10,775

1996    $ 12,230          $ 154          $ 144          $ 12,528       $    16,920       $    17,575       $ 10,595

1       $ 11,170          $ 141          $ 81           $ 11,392       $    13,760       $    13,655       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Balanced Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,589    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   450     for dividends and $   130     for capital gain
distributions.
During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service Class
of Balanced Portfolio would have grown to $   15,318    .
BALANCED PORTFOLIO - SERVICE CLASS  INDICES


YEAR   VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    14,590       $    556       $    172       $    15,318     $   22,565       $    21,943       $    10,775

1996    $ 12,230          $ 154          $ 144          $ 12,528       $    16,920       $    17,575       $ 10,595

1       $ 11,170          $ 141          $ 81           $ 11,392       $    13,760       $    13,655       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Balanced Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,589    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   450     for dividends and $   130     for capital gain
distributions.
GROWTH & INCOME PORTFOLIO. During the period from December 31, 1996 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Growth & Income Portfolio would
have grown to    $12,879.
GROWTH & INCOME PORTFOLIO - INITIAL CLASS  INDICES


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "8X12TABLE" IS TOO WIDE!
TABLE WIDTH IS 139 CHARACTERS.


YEAR          VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500    DJIA              COST OF
ENDED         INITIAL           REINVESTED     REINVESTED     VALUE                                       LIVING**
              $10,000           DIVIDEND       CAPITAL GAIN
              INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997   *       $    12,530       $    82        $    267       $    12,879   $ 13,105   $ 12,294       $    10,170


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Growth & Income Portfolio on December 31, 1996, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   10,340    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   80     for dividends and $   260     for capital gain
distributions.
During the period from December 31, 1996 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service
Class of Growth & Income Portfolio would have grown to $   12,879    .
GROWTH & INCOME PORTFOLIO - SERVICE CLASS  INDICES


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "8X12TABLE" IS TOO WIDE!
TABLE WIDTH IS 139 CHARACTERS.


YEAR          VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500    DJIA              COST OF
ENDED         INITIAL           REINVESTED     REINVESTED     VALUE                                       LIVING**
              $10,000           DIVIDEND       CAPITAL GAIN
              INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997   *       $    12,530       $    82        $    267       $    12,879   $ 13,105   $ 12,294       $    10,170


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth & Income Portfolio on December 31, 1996, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   10,340    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   80     for dividends and $   260     for capital gain
distributions.
GROWTH OPPORTUNITIES PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Growth Opportunities Portfolio
would have grown to $   20,368.
GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS  INDICES


YEAR   VALUE OF         VALUE OF       VALUE OF       TOTAL            S&P 500          DJIA             COST OF
ENDED  INITIAL          REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000          DIVIDEND       CAPITAL GAIN
       INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

1997   $    19,270      $    479       $    619       $    20,368      $    22,565      $    21,943      $    10,775

1996   $ 15,400         $ 130          $ 143          $ 15,673         $ 16,9   20      $ 17,5   75      $ 10,595

1      $ 13,070         $ 111          $ 71           $ 13,252         $ 13,7   60      $ 13,6   55      $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Growth Opportunities Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   10,841    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   360     for dividends and $   470     for capital gain
distributions.
During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service Class
of Growth Opportunities Portfolio would have grown to $   20,368    .
GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS  INDICES


YEAR   VALUE OF         VALUE OF       VALUE OF       TOTAL            S&P 500          DJIA             COST OF
ENDED  INITIAL          REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000          DIVIDEND       CAPITAL GAIN
       INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

1997   $    19,270      $    479       $    619       $    20,368      $    22,565      $    21,943      $    10,775

1996   $ 15,400         $ 130          $ 143          $ 15,673         $    16,920      $    17,575      $ 10,595

1      $ 13,070         $ 111          $ 71           $ 13,252         $    13,760      $    13,655      $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth Opportunities Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to    $10,841. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $360 for dividends and $470 for capital gain distributions.
INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1997. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the    United States     now
make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $5,749.4 ($10,078.9 including the U.S.) billion in 1996 to $6,207.8 ($12,040.3 including the U.S.) billion in 1997.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets is measured in billions of U.S. dollars as of December 31, 1997.
TOTAL MARKET CAPITALIZATION
AUSTRALIA  $ 164.1  JAPAN               $ 1,498.6

AUSTRIA     23.0    NETHERLANDS          337.9

BELGIUM     75.5    NORWAY               31.5

CANADA      305.9   SINGAPORE/MALAYSIA   54.5/49.0

DENMARK     67.7    SPAIN                158.3

FRANCE      474.5   SWEDEN               154.5

GERMANY     584.7   SWITZERLAND          465.6

HONG KONG   167.0   UNITED KINGDOM       1,284.8

ITALY       238.9   UNITED STATES        6,206.9

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of December 31, 1997.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
ARGENTINA            $ 38.1

BRAZIL                136.7

CHILE                 33.0

COLOMBIA              8.2

MEXICO                112.5

VENEZUELA             13.1

PERU                  10.3

TOTAL LATIN AMERICA  $ 351.9

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1997. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
AUSTRALIA   -10.4%  JAPAN                -23.7%

AUSTRIA     1.6     NETHERLANDS          23.8

BELGIUM     13.6    NORWAY               6.2

CANADA      12.8    SINGAPORE/MALAYSIA   -30.0/-68.3

DENMARK     34.5    SPAIN                25.4

FRANCE      11.9    SWEDEN               12.9

GERMANY     24.6    SWITZERLAND          44.2

HONG KONG   -23.3   UNITED KINGDOM       22.6

ITALY       35.5    UNITED STATES        33.4

STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
AUSTRALIA   9.2%   JAPAN                -14.5%

AUSTRIA     18.5   NETHERLANDS          45.1

BELGIUM     32.4   NORWAY               22.7

CANADA      17.8   SINGAPORE/MALAYSIA   -15.7/-51.1

DENMARK     56.1   SPAIN                46.9

FRANCE      29.5   SWEDEN               31.2

GERMANY     45.3   SWITZERLAND          56.7

HONG KONG   -23.2  UNITED KINGDOM       27.5

ITALY       57.5   UNITED STATES        33.4

The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 1997.
STOCK MARKET PERFORMANCE
                Five Years Ended   Ten Years Ended
                December 31, 1997  December 31, 1997

Germany          15.32%             14.34%

Hong Kong        0.86               19.18

Japan            -4.11              -2.76

Spain            26.67              11.65

United Kingdom   17.42              13.95

United States    24.58              18.42

PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. The Asset Allocation Composite Indices (for Asset Manager and Asset
Manager: Growth) are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly. Beginning January 1, 1997, the Asset Allocation Composite Index represents Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (10% - short-term/money market; 40% - bonds; and 50% - stocks), and the Aggressive Asset Allocation Composite Index represents Asset Manager:
Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term/money market; 25% - bonds; and 70% - stocks). The following indices are used to calculate the two
asset allocation composite indices: the    Lehman Brothers 3-month
Treasury Bill In    dex, representing the average of T-Bill rates for
each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgaged-backed securities with maturities of at least one year; and the S&P 500, a widely recognized, unmanaged index of common stocks. Between June 1, 1992 and January 1, 1997, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (20% - short-term instruments; 40% - bonds; and 40%
- stocks) during that period of time; and prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset
Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term instruments; 30%
- bonds;        65% - stocks)        during that period of time. The
following        indices were used to calculate the two asset
allocation composite    indices:     the    Lehman Brothers 3-month
Treasury Bill     Index; the Lehman Brothers Treasury Bond Index, a
widely utilized benchmark of bond market performance that includes virtually all long-term public obligations of the U.S. Treasury (bonds); and the S&P 500. Prior to June 1, 1992, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (30%
- money market instruments; 40% - bonds; and 30% - stocks) during that period of time. The following indices were used to calculate the asset
allocation composite index: the Lehman Brothers 3-month    Treasury
Bill     Index; the    Lehman Brothers Treasury Bond Inde    x; and
the S&P 500.
Asset Manager and Asset Manager: Growth have the ability to invest in securities that are not included in any of the indices, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite indices include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or U.S. Treasury obligations. Unlike each fund's returns, the indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.
   The following table represents the comparative indices' calendar year-to-year performance:
      Lehman Brothers 3-Month     Lehman Brothers Treasury   S&P 500
         Treasury Bill     Index  Bond Index

1997      6.40    %                   9.57    %                  33.36    %

1996      8.74                     2.70                       22.96

1995      8.21                     18.35                      37.58

1994      6.22                     -3.38                      1.32

1993      2.92                     10.68                      10.08

1992      3.20                     7.21                       7.62

1991      4.26                     15.29                      30.47

1990      6.09                     8.54                       -3.10

1989      5.39                     14.38                      31.69

1988      5.52                     6.99                       16.61

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A class's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a class's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
Money Market Portfolio may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGESTM/All Taxable (Money Market), which is reported in IBC's MONEY FUND
REPORTTM, covers over    880     taxable money market funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
   In advertising materials and registration statements, Fidelity and insurance companies may refer to each portfolio of Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) either with or without the name "Fidelity" before the trust's name (or acronym). In either case, however, the trust's name (or acronym) will appear before the portfolio's name to distinguish the portfolio from other Fidelity funds.
A fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A    class of a bond, growth, growth and income, or asset
allocation     fund may quote various measures of volatility and
benchmark correlation in advertising. In addition, a fund may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In
advertising, a    bond, growth and income, or asset allocation
    fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate price movements over specific periods of
time    for each class of a bond, growth, growth and income, or asset
allocation fund    . Each point on the momentum indicator represents
   a     class's percentage change in price movements over that
period.
A    bond, growth, growth and income, or asset allocation     fund may
advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program,
an investor invests a fixed dollar amount in a    fund     at periodic
intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
Each fund is available only through the purchase of variable annuity and variable life insurance contracts offering deferral of income taxes on earnings, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period. Individuals holding shares of a fund through a variable annuity or variable life insurance contract may receive additional tax benefits from the deferral of income taxes associated with variable contracts. Individuals should consult their tax advisors to determine the effect of holding variable contracts on their individual tax situations.
As of December 31, 1997, FMR advised over $   30     billion in
   municipal     fund assets, $   99     billion in money market fund
assets, $   395     billion in equity fund assets, $   71     billion
in international fund assets, and $   24     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
   In addition to performance rankings, each class of a bond or money market fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
YIELDS AND TOTAL RETURNS QUOTED FOR A CLASS INCLUDE THE CLASS'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE YOU CAN PURCHASE SHARES OF EACH FUND ONLY THROUGH A VARIABLE ANNUITY AND/OR A VARIABLE LIFE INSURANCE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and each class's net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on
days when the Federal Reserve Wire System is closed   , federal funds
wires cannot be sent    .
FSC normally determines each class's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus. Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.
Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each fund intends to comply with these requirements.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. Income and capital gain distributions are reinvested in additional shares of the same class of the fund. This is done to preserve the
tax   -    advantaged status of the variable contracts. Money Market
Portfolio may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00. Money Market Portfolio does not anticipate distributing long-term capital gains.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds   , if
any,     of its trust for tax purposes.
   As of December 31, 1997, Money Market Portfolio had a capital loss carryforward aggregating approximately $57,000. This loss carryforward, of which $29,000 and $28,000 will expire on December 31, 2002 and 2005, respectively, is available to offset future capital gains.
   As of December 31, 1997, Investment Grade Bond Portfolio hereby designates approximately $1,291,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, High Income Portfolio hereby designates approximately $41,373,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Asset Manager Portfolio hereby designates approximately $285,641,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Asset Manager: Growth Portfolio hereby designates approximately $25,212,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Balanced Portfolio hereby designates approximately $4,059,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Equity-Income Portfolio hereby designates approximately $225,002,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Index 500 Portfolio hereby designates approximately $32,767,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Growth & Income Portfolio hereby designates approximately $194,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Growth Opportunities Portfolio hereby designates approximately $27,360,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Contrafund Portfolio hereby designates approximately $93,685,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Growth Portfolio hereby designates approximately $710,603,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Overseas Portfolio hereby designates approximately $78,646,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
BT
BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation, whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded
in 1903. As of December 31, 199   7    , Bankers Trust New York
Corporation was the seventh largest bank holding company in the United
States with total assets of approximately $1   4    0 billion. BT is a
worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets.
Investment management is a core business of BT with    over
$2   50     billion in assets under management globally. Of that
total,    over     $   100     billion    is     in U.S. equity index
assets. This makes BT one of the nation's leading managers of index funds.
BT has been advised by counsel that BT currently may perform the services for Index 500 Portfolio described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
Director of Fidelity Investments Money Management, Inc.    (1998)    ,
Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East) Inc.    Abigail Johnson, Vice President of certain
Equity Funds, is Mr. Johnson's daughter.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997), and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting - engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
Security Advisor. Mr. Gates is    a Director of     LucasVarity PLC
(automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement
products).    Mr. Gates also is a Trustee of the Forum for
International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996) and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is
also President and a Director of FMR (1997)   ;     and President and
a Director of Fidelity Investments Money Management, Inc.
(199   8    ), Fidelity Management & Research (U.K.) Inc. (1997), and
Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp. Mr. Pozen currently serves as a Trustee for only Variable Insurance Products Fund III.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997)   , and
Vice President of FIMM (1998).     Mr. Churchill joined Fidelity in
1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.
BOYCE I. GREER (41), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President
of FMR (1997)   , and Vice President of FIMM (1998)    . Mr. Greer
served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
ABIGAIL P. JOHNSON (36), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity
funds.    Edward C. Johnson 3d, Trustee and President of the Funds, is
Ms. Johnson's father.
FRED L. HENNING, JR. (58), is Vice President of Fidelity's
Fixed-Income Group (1995)   ,     Senior Vice President of FMR
(1995)   , and Senior Vice President of FIMM (1998)    . Before
assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
BART A. GRENIER (38), is Vice President of certain High-Income Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.
ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
   RICHARD A. SPILLANE, JR. (46), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
   ROBERT DUBY (51), is Vice President of VIP: Money Market Portfolio
(1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby has managed a variety of Fidelity funds.
   BARRY J. COFFMAN (38), is Vice President of VIP: High Income
Portfolio.
   STEPHEN R. PETERSEN (41), is Vice President of VIP: Equity-Income Portfolio (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.
   JENNIFER UHRIG (36), is Vice President of VIP: Growth Portfolio
(1997) and other funds advised by FMR. Prior to her current responsibilities, Ms. Uhrig has managed a variety of Fidelity funds.
   RICHARD R. MACE, JR. (36), is Vice President of VIP: Overseas Portfolio (1996) and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace has managed a variety of Fidelity funds.
   KEVIN E. GRANT (37), is Vice President of VIP II: Investment Grade Bond Portfolio (1997), VIP III: Balanced Portfolio (1996), and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.
   RICHARD C. HABERMANN (57), is Vice President of VIP II: Asset Manager Portfolio (1996), VIP II: Asset Manager: Growth Portfolio
(1996), and other funds advised by FMR. He is also Senior Vice President of FMR (1993) and a managing director of Fidelity Investments. Prior to his current responsibilities, Mr. Habermann has managed a variety of Fidelity funds.
   CHARLES S. MORRISON II (37), is Vice President of VIP II: Asset Manager Portfolio (1997), VIP II: Asset Manager: Growth Portfolio
(1997), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.
   JOHN J. TODD (48), is Vice President of VIP II: Asset Manager Portfolio (1996), VIP II: Asset Manager: Growth Portfolio (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd has managed a variety of Fidelity funds.
   WILLIAM DANOFF (37), is Vice President of VIP II: Contrafund Portfolio (1995) and another fund advised by FMR. Since 1990, Mr. Danoff has managed another Fidelity fund.
   GEORGE A. VANDERHEIDEN (52), is Vice President of VIP III: Growth Opportunities Portfolio (1995) and other funds advised by FMR. Prior to his current responsibilities, Mr. Vanderheiden has managed a variety of Fidelity funds.
   STEVEN KAYE (38), is Vice President of VIP III: Growth & Income Portfolio (1998) and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Kaye managed a variety of Fidelity funds.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice President of Fidelity's Municipal Bond Funds (1996) and of Fidelity's Money Market Funds.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's Municipal Bond Funds (1996) and of Fidelity's Money Market Funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1997.

COMPENSATION TABLE

AGGREGATE                                J. Gary   Ralph          Phyllis        Robert         Edward    E.
COMPENSATION FROM A FUND                 Burkhead  F.             Burke          M.             C.        Bradley
                                         **        Cox            Davis          Gates***       Johnson   Jones
                                                                                                3d**

Money Market    B                        $ 0       $    468       $    457       $    390       $ 0       $    461

High Income    B                          0            779            763            668         0            768

Equity-Income    B    ,   C,G             0            3,427          3,359          2,939       0            3,380

Growth    B    ,   D,G                    0            2,840          2,780          2,404       0            2,800

Overseas    B,E,    G                     0            676            663            579         0            668

Investment Grade                          0            106            104            91          0            105
Bond    B

Asset Manager    B,F,G                    0            1,656          1,621          1,397       0            1,633

Index 500    B                            0            569            560            513         0            563

Contrafund    B                           0            1,302          1,277          1,134       0            1,285

Asset Manager:                            0            153            150            135         0            151
Growth    B

Balanced    B                             0            63             62             56          0            62

Growth &                                  0            58             58             59          0            58
Income    B

Growth                                    0            266            262            241         0            264
Opportunities    B

TOTAL                                    $ 0       $ 214,500       $210,000      $ 176,000      $ 0       $ 211,500
COMPENSATION FROM THE FUND COMPLEX *, A


   AGGREGATE                             Donald     Peter    William    Gerald C.   Marvin    Robert    Thomas
COMPENSATION FROM A FUND                 J.         S.       O.         McDonou     L.        C.        R.
                                         Kirk       Lynch**  McCoy****  gh          Mann      Pozen**   Williams

Money Market B                           $ 461      $ 0      $ 480      $ 577       $ 468     $ 0       $ 468

High Income B                             768        0        797        961         779       0         779

Equity-Income B,C,G                       3,380      0        3,528      4,230       3,427     0         3,427

Growth B,D,G                              2,800      0        2,923      3,501       2,840     0         2,840

Overseas B,E,G                            668        0        696        834         676       0         676

Investment Grade                          105        0        109        131         106       0         106
Bond B

Asset Manager B,F,G                       1,633      0        1,706      2,042       1,656     0         1,656

Index 500 B                               563        0        583        705         569       0         569

Contrafund B                              1,285      0        1,333      1,609       1,302     0         1,302

Asset Manager:                            151        0        157        189         153       0         153
Growth B

Balanced B                                62         0        64         78          63        0         63

Growth &                                  58         0        60         73          58        0         58
Income B

Growth                                    264        0        273        330         266       0         266
Opportunities B

TOTAL                                     $211,500  $ 0      $ 214,500  $ 264,500   $214,500  $ 0       $ 214,500
COMPENSATION FROM THE FUND COMPLEX *, A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of each trust effective March 1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees of each trust effective January 1, 1997.
A Compensation figures include cash and amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000   ;     Phyllis Burke Davis, $75,000   ;
Robert M. Gates, $62,500   ;     E. Bradley Jones, $75,000   ;
Donald J. Kirk, $75,000   ;     William O. McCoy, $75,000   ;
Gerald C. McDonough, $87,500   ;     Marvin L. Mann, $75,000   ;
and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation:
Ralph F. Cox, $53,699   ;     Marvin L. Mann, $53,699   ;     and
Thomas R. Williams, $62,462.
   B     Compensation figures include cash, and may include amounts required to be deferred, and amounts deferred at the election of
Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   1,622;     Phyllis Burke
Davis, $   1,622;     Robert M. Gates, $   1,390;     E. Bradley
Jones, $   1,622;     Donald J. Kirk, $   1,622;     William O. McCoy,
   $1,658;     Gerald C. McDonough, $   1,893;     Marvin L. Mann,
$   1,622;     and Thomas R. Williams, $   1,622    .
D The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   1,344;     Phyllis Burke
Davis, $   1,344;     Robert M. Gates, $   1,138;     E. Bradley
Jones, $   1,344;     Donald J. Kirk, $   1,344;     William O. McCoy,
$   1,374;     Gerald C. McDonough, $   1,567;     Marvin L. Mann,
$   1,344;     and Thomas R. Williams, $   1,344    .
E The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   374;     Phyllis Burke
Davis, $   374;     Robert M. Gates, $   319;     E. Bradley Jones,
$   374;     Donald J. Kirk, $   374;     William O. McCoy,
$   382;     Gerald C. McDonough, $   436;     Marvin L. Mann,
$   374;     and Thomas R. Williams, $   374    .
F The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   783;     Phyllis Burke
Davis, $   783;     Robert M. Gates, $   661;     E. Bradley Jones,
$   783;     Donald J. Kirk, $   783;     William O. McCoy,
$   801;     Gerald C. McDonough, $   914;     Marvin L. Mann,
$   783;     and Thomas R. Williams, $   783    .
   G Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $1,352, Equity-Income, $1,119, Growth, $311, Overseas, $652, Asset Manager; Marvin L. Mann, $1,352, Equity-Income, $1,119, Growth, $311, Overseas, $652, Asset Manager; and Thomas R. Williams, $1,352, Equity-Income, $1,119, Growth, $311, Overseas, $652, Asset Manager.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan    are subject to vesting and     are treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of March 31, 1998, the following owned of record or beneficially 5% or more of the outstanding shares of the classes of the following
funds    :
   MONEY MARKET PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (44.96%); American International Life Insurance of New York, New York, NY (13.95%); Ameritas Financial Services, Lincoln, NE (6.04%).
   INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (36.16%); Ameritas Financial Services, Lincoln, NE (11.36%); CIGNA, Hartford, CT (9.41%); Nationwide Insurance Group, Columbus, OH (8.29%); ARM Financial, Inc., Louisville, KY (6.97%); Reliastar Life Insurance Company of New York, Minneapolis, MN (5.09%).
   INDEX 500 PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (37.70%); American United Life Insurance Company, Indianapolis, IN (9.50%); Aetna Life & Casualty Co., Hartford, CT (7.54%); Provident Mutual Life Insurance Company, Philadelphia, PA (6.64%).
   HIGH INCOME PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (44.54%); Fidelity Investments Life Insurance Company (14.97%); Allmerica Investments, Worcester, MA (13.07%).
   HIGH INCOME PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.88%).
   ASSET MANAGER PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (25.48%); Fidelity Investments Life Insurance Company (19.33%); Life of Virginia, Richmond, VA (11.12%); The Travelers Companies, Hartford, CT (10.31%).
   ASSET MANAGER PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (89.25%); Fidelity Management & Research Company, Boston, MA (10.75%).
   ASSET MANAGER: GROWTH PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (71.34%); Mutual of Omaha Group, Omaha, NE (10.13%).
   ASSET MANAGER: GROWTH PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (92.50%); Fidelity Management & Research Company, Boston, MA (7.50%).
   EQUITY-INCOME PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (28.47%); Fidelity Investments Life Insurance Company (17.77%); Allmerica Investments, Worcester, MA (7.70%); Aetna Life & Casualty Co., Hartford, CT (7.70%); Life of Virginia, Richmond, VA (6.30%); The Travelers Companies, Hartford, CT (5.13%).
   EQUITY-INCOME PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.83%).
   CONTRAFUND PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (30.94%); Nationwide Insurance Group, Columbus, OH (25.39%); Aetna Life & Casualty Co., Hartford, CT (12.53%); Life of Virginia, Richmond, VA (6.14%).
   CONTRAFUND PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.89%).
   GROWTH PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (28.66%); Fidelity Investments Life Insurance Company (13.77%); The Travelers Companies, Hartford, CT ( 8.42%); Allmerica Investments, Worcester, MA (7.96%); Aetna Life & Casualty Co., Hartford, CT (7.72%).
   GROWTH PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.65%).
   OVERSEAS PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (35.75%); Fidelity Investments Life Insurance Company (13.78%); New England Financial, Boston, MA (8.78%); Allmerica Investments, Worcester, MA (6.57%); Life of Virginia, Richmond, VA (5.67%).
   OVERSEAS PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.88%).
   GROWTH & INCOME PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (81.09%); Nationwide Insurance Group, Columbus, OH (7.04%).
   GROWTH & INCOME PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.10%).
   BALANCED PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (64.50%); Fidelity Investments Life Insurance Company (32.10%).
   BALANCED PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (95.33%).
   GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (63.09%); Fidelity Investments Life Insurance Company (31.51%).
   GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS: Nationwide
Insurance Group, Co    lumbus, OH (98.74%).
   As of March 31, 1998, approximately 44.96% of Money Market's, 36.16% of Investment Grade Bond's, 37.70% of Index 500's, 14.82% of High Income's, 19.33% of Asset Manager's, 71.32% of Asset Manager:
Growth's, 17.69% of Equity-Income's, 30.79% of Contrafund's, 13.75% of Growth's, 13.74% of Overseas', 81.01% of Growth & Income's, 32.07% of Balanced's, and 30.93% of Growth Opportunities' total outstanding shares were held by FMR and/or an FMR affiliate. FMR Corp. is the ultimate parent company of FMR and this FMR affiliate. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page 39, Mr. Edward C. Johnson 3d, President and Trustee of the funds, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the funds' shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each class's total outstanding shares.
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. MANAGEMENT CONTRACTS
FMR is each fund's manager pursuant to management contracts dated as follows:

                 High       Equity-Inc  Growth     Overseas   Asset      Growth &
                 Income     ome                               Manager    Income

Contract Dated   January    January     January    January    January    January
                 1, 1994    1, 1993     1, 1993    1, 1993    1, 1993    1, 1997

Date Approved    December   December    December   December   December   December
by Shareholders  15, 1993   16, 1992    16, 1992   16, 1992   16, 1992   19, 1996


                 Balanced   Contrafun  Asset      Growth         Money      Investment   Index 500
                            d          Manager:   Opportunities  Market     Grade Bond
                                       Growth

Contract Dated   November   November   November   November       January    January      December
                 18, 1994   1, 1994    1, 1994    18, 1994       1, 1994    1, 1993      1, 1997

Date Approved    November   November   November   November       December   December     November
by Shareholders  21, 1994   9, 1994    9, 1994    21, 1994       15, 1993   16, 1992     19, 1997




MANAGEMENT AND SUB-ADVISORY SERVICES (INDEX 500    PORTFOLIO    ).
Index 500 employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities. In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of the fund, and provides custodial services to the fund.
   MANAGEMENT SERVICES (EXCEPT INDEX 500 PORTFOLIO).     Each fund
employs FMR to furnish investment advisory and other services.
   Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR; for Index 500, the sub-advisory fee payable to BT; and the fees payable to FSC and FIIOC, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian (except Index 500), auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund or each class thereof, as applicable, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT AND SUB-ADVISORY FEES (INDEX 500    PORTFOLIO    ). For the
services of FMR under the management contract, Index 500 pays FMR and BT monthly management and sub-advisory fees at the annual rate of 0.24% of its average net assets throughout the month. These fees include management fees of 0.24% payable to FMR, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending). FMR has voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses), are in excess of an annual rate of 0.28% of the average net assets of the fund.
Prior to December 1, 1997, FMR was the fund's manager pursuant to a management contract dated January 1, 1993, which was approved by shareholders on December 16, 1992. For the services of FMR under the prior management contract, Index 500 paid FMR a monthly management fee at the annual rate of 0.28% of its average net assets throughout the
month.        FMR had voluntarily agreed, subject to revision or
termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding interest, taxes, brokerage commissions, and extraordinary expenses), exceeded an annual rate of 0.28% of the average net assets of the fund.
For the fiscal years ended December 31, 1997, 1996, and 1995, management fees incurred under the fund's contract prior to
reimbursement amounted to $   4,102,533    , $   1,346,765    , and
$   351,136    , respectively, and management fees reimbursed by FMR
amounted to $   1,799,172    , $   738,274    , and $   241,437    ,
respectively. For the fiscal year ended December 31, 1997, the fund
paid BT sub-advisory fees of $   54    .
   MANAGEMENT FEES (EXCEPT INDEX 500 PORTFOLIO).     For the services
of FMR under the management contract, High Income, Investment    Grade
Bond, Equity-Income, Balanced, Growth, Growth & Income, Growth Opportunities, Overseas, Asset Manager, Contrafund, and Asset Manager:
Growth each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   For the services of FMR under the management contract, Money Market pays FMR a monthly management fee which has three components: a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.
The following is the fee schedule for MONEY MARKET PORTFOLIO.
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate

0         -    $3 billion  .3700%   $ 0.5 billion  .3700%

3         -    6           .3400    25             .2664

6         -    9           .3100    50             .2188

9         -    12          .2800    75             .1986

12        -    15          .2500    100            .1869

15        -    18          .2200    125            .1793

18        -    21          .2000    150            .1736

21        -    24          .1900    175            .1695

24        -    30          .1800    200            .1658

30        -    36          .1750    225            .1629

36        -    42          .1700    250            .1604

42        -    48          .1650    275            .1583

48        -    66          .1600    300            .1565

66        -    84          .1550    325            .1548

84        -    120         .1500    350            .1533

120       -    174         .1450    400            .1507

174       -    228         .1400

228       -    282         .1375

282       -    336         .1350

Over 336                   .1325

On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





120       -    $156 billion  .1450%   $150 billion  .1736%

156       -    192           .1400    175           .1690

192       -    228           .1350    200           .1652

228       -    264           .1300    225           .1618

264       -    300           .1275    250           .1587

300       -    336           .1250    275           .1560

336       -    372           .1225    300           .1536

372       -    408           .1200    325           .1514

408       -    444           .1175    350           .1494

444       -    480           .1150    375           .1476

480       -    516           .1125    400           .1459

Over 516                     .1100    425           .1443

                                      450           .1427

                                      475           .1413

                                      500           .1399

                                      525           .1385

                                      550           .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   550     billion of group net assets    -     the
approximate level for December 1997    -     was 0.   1372    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   550     billion.
The fund's individual fund fee rate is 0.03%.
One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
If the fund's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% (annualized) of average net assets, at a fund gross yield of 9%. Gross income for this purpose includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.
For the fiscal years ended December 31, 1997, 1996, and 1995, MONEY
MARKET PORTFOLIO paid FMR management fees of $   2,325,636    ,
$1,9   49    ,039, and $1,881,213, respectively.
The following is the fee schedule for INVESTMENT GRADE BOND and HIGH INCOME PORTFOLIOS.
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





0         -    $3 billion  .3700%   $ 0.5 billion  .3700%

3         -    6           .3400    25             .2664

6         -    9           .3100    50             .2188

9         -    12          .2800    75             .1986

12        -    15          .2500    100            .1869

15        -    18          .2200    125            .1793

18        -    21          .2000    150            .1736

21        -    24          .1900    175            .1695

24        -    30          .1800    200            .1658

30        -    36          .1750    225            .1629

36        -    42          .1700    250            .1604

42        -    48          .1650    275            .1583

48        -    66          .1600    300            .1565

66        -    84          .1550    325            .1548

84        -    120         .1500    350            .1533

120       -    174         .1450    400            .1507

174       -    228         .1400

228       -    282         .1375

282       -    336         .1350

Over 336                   .1325

Under Investment Grade Bond Portfolio's current management contract with FMR, the group fee rate is (and, for High Income Portfolio, prior to January 1, 1994, the group fee rate was) based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. High Income Portfolio's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





120       -    $156 billion  .1450%   $150 billion  .1736%

156       -    192           .1400    175           .1690

192       -    228           .1350    200           .1652

228       -    264           .1300    225           .1618

264       -    300           .1275    250           .1587

300       -    336           .1250    275           .1560

336       -    372           .1225    300           .1536

372       -    408           .1200    325           .1514

408       -    444           .1175    350           .1494

444       -    480           .1150    375           .1476

480       -    516           .1125    400           .1459

Over 516                     .1100    425           .1443

                                      450           .1427

                                      475           .1413

                                      500           .1399

                                      525           .1385

                                      550           .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   550     billion of group net assets    -     the
approximate level for December 1997    -     was 0.   1372    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   550     billion.
The individual fund fee rates for the funds are as follows: 0.30% for Investment Grade Bond Portfolio; and 0.45% for High Income Portfolio. Based on the average group net assets of the funds advised by FMR for December 1997, the annual management fee rate for each fund would be calculated as follows:
INVESTMENT GRADE BOND PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0   .1372    %  +    0.30%                     =    0.   4372    %

HIGH INCOME PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   1372    %  +    0.45%                     =    0.   5872    %

One-twelfth of the annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended December 31, 1997, 1996, and 1995, INVESTMENT GRADE BOND PORTFOLIO paid FMR management fees of
$   1,154,096    , $903,411, and $660,058, respectively.
For the fiscal years ended December 31, 1997, 1996, and 1995, HIGH
INCOME PORTFOLIO paid FMR management fees of $   11,403,916    ,
$7,422,311, and $4,956,133, respectively.
The following is the fee schedule for EQUITY-INCOME, BALANCED, GROWTH, GROWTH & INCOME, GROWTH OPPORTUNITIES, OVERSEAS, ASSET MANAGER, CONTRAFUND, and ASSET MANAGER: GROWTH PORTFOLIOS.
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





0         -    $3 billion  .5200%   $ 0.5 billion  .5200%

3         -    6           .4900    25             .4238

6         -    9           .4600    50             .3823

9         -    12          .4300    75             .3626

12        -    15          .4000    100            .3512

15        -    18          .3850    125            .3430

18        -    21          .3700    150            .3371

21        -    24          .3600    175            .3325

24        -    30          .3500    200            .3284

30        -    36          .3450    225            .3253

36        -    42          .3400    250            .3223

42        -    48          .3350    275            .3198

48        -    66          .3250    300            .3175

66        -    84          .3200    325            .3153

84        -    102         .3150    350            .3133

102       -    138         .3100

138       -    174         .3050

174       -    228         .3000

228       -    282         .2950

282       -    336         .2900

Over 336                   .2850

Under Equity-Income, Growth, Overseas and Asset Manager Portfolios' current management contracts with FMR, the group fee rate is based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows (Balanced, Growth Opportunities, Contrafund, and Asset Manager: Growth Portfolios' current management contracts reflect the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion):
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





138       -    $174 billion  .3050%   $150 billion  .3371%

174       -    210           .3000    175           .3325

210       -    246           .2950    200           .3284

246       -    282           .2900    225           .3249

282       -    318           .2850    250           .3219

318       -    354           .2800    275           .3190

354       -    390           .2750    300           .3163

Over 390                     .2700    325           .3137

                                      350           .3113

                                      375           .3090

                                      400           .3067

On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows (Growth & Income Portfolio's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion):
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





138       -    $174 billion  .3050%   $150 billion  .3371%

174       -    210           .3000    175           .3325

210       -    246           .2950    200           .3284

246       -    282           .2900    225           .3249

282       -    318           .2850    250           .3219

318       -    354           .2800    275           .3190

354       -    390           .2750    300           .3163

390       -    426           .2700    325           .3137

426       -    462           .2650    350           .3113

462       -    498           .2600    375           .3090

498       -    534           .2550    400           .3067

Over 534                     .2500    425           .3046

                                      450           .3024

                                      475           .3003

                                      500           .2982

                                      525           .2962

                                      550           .2942

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   550     billion of group net assets    -     the
approximate level for December 1997    -     was 0.   2942    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   550     billion.
The individual fund fee rates for the funds are as follows: 0.15% for Balanced Portfolio; 0.20% for Equity-Income and Growth & Income Portfolios; 0.25% for Asset Manager Portfolio; 0.30% for Growth Opportunities, Growth, Asset Manager: Growth and Contrafund
Portfolios; and 0.45% for Overseas Portfolio. Based on the average group net assets of the funds advised by FMR for December 1997, the annual management fee rate for each fund would be calculated as follows:
BALANCED PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.15%                     =    0   .4442    %

EQUITY-INCOME AND GROWTH & INCOME PORTFOLIOS
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.20%                     =    0.   4942    %

ASSET MANAGER PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.25%                     =    0.   5442    %

GROWTH OPPORTUNITIES, GROWTH, CONTRAFUND AND ASSET MANAGER GROWTH
PORTFOLIOS
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.30%                     =    0   .5942    %

OVERSEAS PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.45%                     =    0.   7442    %

One-twelfth of the annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended December 31, 1997, 1996, and 1995, BALANCED
PORTFOLIO paid FMR management fees of $   722,612    , $356,604, and
$75,801, respectively. Effective August 1, 1996, FMR voluntarily reduced the individual fund fee rate for Balanced Portfolio from 0.20% to 0.15%.
For the fiscal years ended December 31, 1997, 1996, and 1995, EQUITY-INCOME PORTFOLIO paid FMR management fees of
$   42,199,618    , $30,150,885, and $17,818,979, respectively.
For the fiscal year ended December 31, 1997, GROWTH & INCOME PORTFOLIO
paid FMR management fees of $   862,309    .
For the fiscal years ended December 31, 1997, 1996, and 1995, ASSET
MANAGER PORTFOLIO paid FMR management fees of $   22,002,088    ,
$22,022,749, and $23,174,840, respectively. Effective August 1, 1996,
FMR voluntarily reduced the individual fund fee rate for Asset Manager Portfolio from 0.40% to 0.25%.
For the fiscal years ended December 31, 1997, 1996, and 1995, GROWTH
OPPORTUNITIES PORTFOLIO paid FMR management fees of $   4,186,484    ,
$1,679,264, and $311,959, respectively.
For the fiscal years ended December 31, 1997, 1996, and 1995, GROWTH
PORTFOLIO paid FMR management fees of $   41,416,431    , $31,760,621,
and $19,591,048, respectively.
   For the fiscal years ended December 31, 1997, 1996, and 1995, management fees incurred under ASSET MANAGER: GROWTH PORTFOLIO'S contract prior to reimbursement amounted to $2,323,242, $906,614, and $261,324, respectively, and management fees reimbursed by FMR amounted
to $0, $0, and $46,008, respectively.     Effective August 1, 1996,
FMR voluntarily reduced the individual fund fee rate for Asset
Manager: Growth Portfolio from 0.40% to 0.30%.
For the fiscal years ended December 31, 1997, 1996, and 1995,
CONTRAFUND PORTFOLIO paid FMR management fees of $   19,646,719    ,
$9,539,179, and $2,316,458, respectively.
For the fiscal years ended December 31, 1997, 1996, and 1995, OVERSEAS
PORTFOLIO paid FMR management fees of $   14,309,058    , $11,667,177,
and $9,837,952, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of
a    fund    's expenses (exclusive of interest, taxes, brokerage
commissions, and extraordinary expenses).    In addition, sub-advisory
fees paid by Index 500 Portfolio associated with securities lending
are not eligible for reimbursement.     FMR retains the ability to be
repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a class's total returns and yield, and repayment of the reimbursement by a class will lower its total returns and yield.
   FMR has voluntarily agreed, subject to revision or termination, to reimburse each class of certain funds to the extent that total operating expenses (as a percentage of average net assets) exceed the following rates:

   Fund         Initial Class         Effective Date         Service Class         Effective Date



   Investment Grade Bond         0.80%         12/5/88          N/A           N/A

   High Income                   1.00%         9/19/85          1.10%         11/3/97

   Asset Manager                 1.25%         1/1/90           1.35%         11/3/97

   Asset Manager: Growth         1.00%         1/3/95           1.10%         11/3/97

   Balanced                      1.50%         1/3/95           1.60%         11/3/97

   Equity-Income                 1.50%         10/9/86          1.60%         11/3/97

   Index 500                     0.28%         8/27/92          N/A           N/A

   Growth & Income               1.00%         12/31/96         1.10%         11/3/97

   Growth Opportunities          1.50%         1/3/95           1.60%         11/3/97

   Contrafund                    1.00%         1/3/95           1.10%         11/3/97

   Growth                        1.50%         10/9/86          1.60%         11/3/97

   Overseas                      1.50%         1/28/87          1.60%         11/3/97


SUB-ADVISERS. On behalf of HIGH INCOME, BALANCED, GROWTH & INCOME, GROWTH OPPORTUNITIES, ASSET MANAGER, CONTRAFUND and ASSET MANAGER:
GROWTH PORTFOLIOS, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of OVERSEAS PORTFOLIO, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of High Income, Balanced, Growth & Income, Growth Opportunities, Contrafund, Asset Manager: Growth and Overseas Portfolios, FMR may also grant the sub-advisers investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to a fund.
Currently, FMR U.K., FMR Far East, FIIA, and FIIA(U.K.)L each focuses on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIIA is a wholly owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL. Under the sub-advisory agreements, FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which FIIA has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
On behalf of High Income, Balanced, Growth & Income, Growth Opportunities, Contrafund, Asset Manager: Growth and Overseas Portfolios, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
For investment advice and research services, the fees paid to the sub-advisers by FMR for the past three fiscal years ended December 31, 1997, 1996, and 1995 are shown in the tables below.
BALANCED PORTFOLIO
Fiscal Year  FMR U.K.        FMR Far East

1997         $    6,670      $    6,406

1996          $4,632         $ 4,355

1995          $1,361         $ 1,598

GROWTH & INCOME PORTFOLIO
Fiscal Year  FMR U.K.        FMR Far East

1997         $    7,591      $    7,566

GROWTH OPPORTUNITIES PORTFOLIO
Fiscal Year  FMR U.K.         FMR Far East

1997         $    29,514      $    28,662

1996         $ 15,833         $ 15,008

1995         $ 2,167          $ 2,421

ASSET MANAGER PORTFOLIO
Fiscal Year  FMR U.K.          FMR Far East

1997         $    206,758      $    194,817

1996         $ 308,946         $ 305,205

1995         $ 425,265         $ 471,463

CONTRAFUND PORTFOLIO
Fiscal Year  FMR U.K.          FMR Far East

1997         $    189,013      $    184,518

1996         $ 79,710          $ 78,354

1995         $ 13,324          $ 15,011

ASSET MANAGER: GROWTH PORTFOLIO
Fiscal Year  FMR U.K.         FMR Far East

1997         $    16,483      $    15,673

1996         $ 9,362          $ 9,146

1995         $ 4,252          $ 5,046

OVERSEAS PORTFOLIO
Fiscal Year  FMR U.K.            FMR Far East      FIIA       FIIA(U.K.)L

1997         $    1,028,965      $    984,199         --         --

1996         $ 934,318           $ 897,170         --         --

1995         $ 744,061           $ 768,046         --         --

   For investment advice and research services, no fees were paid to FMR U.K. or FMR Far East by FMR on behalf of High Income Portfolio for the past three fiscal years.
   For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. or FMR Far East by FMR on behalf of High Income, Balanced, Growth & Income, Growth Opportunities, Contrafund, Asset Manager: Growth, and Overseas Portfolios for the past three fiscal years.
On behalf of MONEY MARKET PORTFOLIO, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund.
Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. On behalf of Money Market Portfolio, for the fiscal years ended December 31, 1997, 1996, and 1995, FMR paid FMR Texas
Inc., the predecessor company to FIMM, $   1,162,818    , $974,519,
and $940,607, respectively.
INDEX 500 PORTFOLIO and FMR have entered into a sub-advisory agreement with BT. Pursuant to the sub-advisory agreement, FMR has granted BT investment management authority as well as the authority to buy and sell securities.
Under the sub-advisory agreement, for providing investment management, securities lending, and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, as described above, under the sub-advisory agreement, for such services the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the
fund.    On behalf of Index 500 Portfolio, for the fiscal year ended
December 31, 1997, FMR paid BT $8,298.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of Service Class of each fund (except Money Market, Investment Grade Bond, and Index 500) and Initial Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Service Class and Initial Class of the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
Pursuant to the Service Class Plans for each fund (except Money Market, Investment Grade Bond, and Index 500), FDC is paid a 12b-1 fee at an annual rate of up to 0.25% of Service Class's average net assets for the fund. For the purpose of calculating the 12b-1 fee, average net assets are determined at the close of business on each day throughout the month. Currently, the Trustees have approved a 12b-1 fee for Service Class of each such fund at an annual rate of 0.10% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of Variable Product owners to do so. (For purposes of this discussion, "Variable Product" refers to a variable annuity contract or variable life insurance policy for which shares of the funds are available as underlying investment options.)
For the fiscal year ended December 31, 1997, Service Class of each fund (except Money Market, Investment Grade Bond, and Index 500) paid
FDC the following 12b-1 fees   , all of which were reallowed to
insurance companies    :

Fund

High Income            $    147

Equity-Income          $    226

Growth                 $    86

Overseas               $    41

Asset Manager          $    2

Asset Manager: Growth  $    1

Contrafund             $    214

Balanced               $    1

Growth Opportunities   $    100

Growth & Income        $    1

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Service Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Service Class shares, including payments made to third parties that engage in the sale of Service Class shares or to third parties, including banks, that render shareholder support services. Each Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Initial Class shares. In addition, each Initial Class Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of Initial Class shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Service Class and Initial Class shares.
Payments made by FMR   ,     either directly or through FDC   ,     to
third parties for the fiscal year ended December 31, 1997 amounted to the following:

Fund                   Initial Class       Service Class

Money Market           $    0                 N/A

High Income            $    854,029        $    253

Equity-Income          $    3,693,878      $    414

Growth                 $    3,207,118      $    154

Overseas               $    854,467        $    70

Investment Grade Bond  $    63,184            N/A

Asset Manager          $    1,779,647      $    0

Asset Manager: Growth  $    31,102         $    0

Index 500              $    3,550             N/A

Contrafund             $    1,131,705      $    374

Balanced               $    1,057          $    0

Growth Opportunities   $    12,129         $    183

Growth & Income        $    3,786          $    0

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and Variable Product owners. In particular, the Trustees noted that each Initial Class Plan does not authorize payments by Initial Class of a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more efficiently under the Plans by insurance companies and their affiliates with whom Variable Product owners have other relationships.
Each Service Class Plan does not provide for specific payments by Service Class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each class of each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreements, FIIOC maintains the master accounts of the participating insurance companies. For providing transfer agency services, FIIOC receives an asset-based fee of 0.067% for each account. For each fund (except Money Market, Investment Grade Bond, and High Income), the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%. FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders allocable to the master account of participating insurance companies.
Each fund has entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains the portfolio and general accounting records of each fund, and administers the securities lending program for each fund (except Money Market and Index 500). Effective December 1, 1997, FSC no longer administers Index 500's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are as follows: for Money Market, 0.0175% for the first $500 million of average net assets and 0.0075% for average net assets in excess of $500 million; for High Income and Overseas, 0.075% for the first $500 million of average net assets and 0.0375% for average net assets in excess of $500 million; for Investment Grade Bond, 0.04% for the first $500 million of average net assets and 0.02% for average net assets in excess of $500 million; and for Balanced, Growth & Income, Growth Opportunities, Equity-Income, Growth, Asset Manager, Contrafund, and Asset Manager: Growth Portfolios, 0.06% for the first $500 million of average net assets and 0.03% for average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, for Money Market is limited to a minimum of $40,000 and a maximum of $800,000 per year. The fee, not including reimbursement for out-of-pocket expenses, for each fund (except Money Market) is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                   1997              1996       1995

Money Market           $    133,309      $ 120,582  $ 107,886

High Income            $    812,930      $ 662,535  $ 266,623

Equity-Income          $    819,525      $ 809,457  $ 760,752

Growth                 $    816,139      $ 808,115  $ 760,478

Overseas               $    803,038      $ 760,136  $ 551,039

Investment Grade Bond  $    106,949      $ 82,156   $ 58,943

Asset Manager          $    809,468      $ 808,547  $ 758,063

Asset Manager: Growth  $    234,257      $ 87,337   $ 44,863

Index 500              $    599,917      $ 271,956  $ 76,868

Contrafund             $    807,242      $ 622,337  $ 210,939

Balanced               $    97,323       $ 59,115   $ 46,084

Growth Opportunities   $    358,089      $ 167,116  $ 52,050

Growth & Income        $    113,129      N/A        N/A

For administering the securities lending program of each fund (except Money Market and Index 500), FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended December 31, 1997, 1996, and 1995, the funds paid no securities lending fees.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
CONTRACTS WITH BT AFFILIATES
BT is custodian of the assets of Index 500 Portfolio. Effective December 1, 1997, BT replaced Brown Brothers Harriman & Co. as custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The fund may invest in obligations of its custodian. Bankers Trust New York Corporation is included in the S&P 500. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
BT's fees for custodial services to Index 500 Portfolio are included in the fees payable under the sub-advisory agreement.
DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company organized as a Massachusetts business trust on November 13, 1981. In July 1985, pursuant to shareholder approval, the Declaration of Trust was amended to change the name of the Trust from Fidelity Cash Reserves II to Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio, and Asset Manager: Growth Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company organized as a Massachusetts business trust on March 21, 1988.
Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio are funds of Variable Insurance Products Fund III, an open-end management investment company organized as a Massachusetts business trust on July 14, 1994. The name of the trust was changed from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III on December 30, 1996. Advisor Annuity Income & Growth Fund's name was changed to Balanced Portfolio on December 30, 1996. Advisor Annuity Growth Opportunities Fund's name was changed to Growth Opportunities Portfolio on December 30, 1996.
The Declarations of Trust permit the Trustees to create additional funds.
Investments in each trust may be made only by the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts issued by insurance companies.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares of a fund may subject holders of another class of shares of that fund to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest.    Shareholders of Money Market, High Income, Equity-Income,
Growth, Overseas, Investment Grade Bond, Asset Manager, Asset Manager:
Growth, Index 500, and Contrafund Portfolios receive one vote for each
share they own.     Shareholders of Balanced, Growth & Income, and
Growth Opportunities Portfolio   s     receive one vote for each
dollar value of net asset value they own. The shares have no preemptive or conversion rights; the voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declarations of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the funds of Variable Insurance Products Fund and Variable Insurance Products Fund II, or if approved by vote of the holders of a majority of Variable Insurance Products Fund III or its funds, as determined by the current value of each such shareholder's investment in such trust or fund. If not so terminated, each trust or fund will continue indefinitely. CUSTODIANS. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Money Market, High Income and Investment Grade Bond Portfolios; The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of Equity-Income, Balanced, Growth & Income, Overseas, Asset Manager:
Growth, and Asset Manager Portfolios; and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Growth, Growth Opportunities, and Contrafund Portfolios. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. However, the funds may invest in obligations of the custodians and may purchase securities from or sell securities to the custodians. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Brown Brothers Harriman & Co. leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITORS.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts     serves as    the     independent accountant of
Variable Insurance Products Fund, and    Price Waterhouse LLP, 160
Federal Street, Boston, Massachusetts     serves as    the
    independent accountant of Variable Insurance Products Fund II and Variable Insurance Products Fund III. Each auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The funds' financial statements for the fiscal year ended December 31, 1997, and reports of the auditors, are included in the funds' Annual Reports, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free
additional copy of the funds' Annual Reports, contact F   idelity
at 1-800-544-   1916,     or your insurance company.
APPENDIX
   DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF COMMERCIAL
PAPER
   Moody's assigns short-term debt ratings to obligations which have an original maturity not exceeding one year.
   Issuers rated PRIME-1 (or related supporting institutions) have a superior ability for repayment of principal and payment of interest.

   Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of principal and payment of interest.
   DESCRIPTION OF STANDARD & POOR'S RATINGS OF COMMERCIAL PAPER
   Debt issues considered short-term in the relevant market may be assigned a Standard & Poor's commercial paper rating.
   A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
   A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
   DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE
BONDS
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
   AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
   AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
   A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
   BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
   BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
   B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
   CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
   CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
   C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
   DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
   Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
   AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
   AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
   A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
   BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
   B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
rating.
   CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
   CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
   C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
   CI - The rating CI is reserved for income bonds on which no interest is being paid.
   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
ABOUT THE S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by
the stock's current price) with the    51     largest stocks currently
comprising approximately    50    % of the index's value. The
composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the index's composition from time to time.
The performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which the fund bears.
Although Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 from sources which it considers reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the licensee, owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 and any data included therein.
The following is a list of the 500 stocks comprising the S&P 500 as of
   February 23    , 199   8    .
   3COM CORP.
   ABBOTT LABS
   ADOBE SYSTEMS INC.
   ADVANCED MICRO DEVICES
   AEROQUIP-VICKERS INC.
   AETNA INC.
   AHMANSON H F & CO.
   AIR PRODUCTS & CHEMICALS INC.
   AIRTOUCH COMMUNICATION
   ALBERTO CULVER CO.
   ALBERTSONS INC.
   ALCAN ALUMINUM LTD
   ALLEGHENY TELEDYNE INC.
   ALLERGAN INC.
   ALLIEDSIGNAL INC.
   ALLSTATE CORP.
   ALLTEL CORP.
   ALUMINUM COMPANY OF AMERICA
   ALZA CORPORATION FINANCIAL
   AMERADA HESS CORP.
   AMEREN CORP.
   AMERICAN ELECTRIC POWER INC.
   AMERICAN EXPRESS CO.
   AMERICAN GENERAL CORP.
   AMERICAN GREETINGS CORP.
   AMERICAN HOME PRODUCTS CO.
   AMERICAN INTERNATIONAL GROUP INC.
   AMERICAN STORES CO.
   AMERITECH CORP.
   AMGEN INC.
   AMOCO CORP.
   AMP INC.
   AMR CORP.
   ANADARKO PETROLEUM CORP.
   ANDREW CORP.
   ANHEUSER BUSCH COMPANIES INC.
   AON CORP.
   APACHE CORP.
   APPLE COMPUTER INC.
   APPLIED MATERIALS INC.
   ARCHER DANIELS MIDLAND
   ARMCO INC.
   ARMSTRONG WORLD INDUSTRIES
   ASARCO INC.
   ASHLAND INC.
   AT&T CORP.
   ATLANTIC RICHFIELD CO.
   AUTODESK INC.
   AUTOMATIC DATA PROCESSING
   AUTOZONE INC.
   AVERY DENNISON CORP.
   AVON PRODUCTS INC.
   B B & T CORP.
   BAKER HUGHES INC.
   BALL CORP.
   BALTIMORE GAS & ELECTRIC
   BANC ONE CORP.
   BANK OF NEW YORK INC.
   BANKAMERICA CORP.
   BANKBOSTON CORP.
   BANKERS TRUST N Y CORP.
   BARD C R INC.
   BARRICK GOLD CORP.
   BATTLE MOUNTAIN GOLD CO.
   BAUSCH & LOMB INC.
   BAXTER INTERNATIONAL INC.
   BAY NETWORKS INC.
   BECTON DICKINSON & CO.
   BELL ATLANTIC CORP.
   BELLSOUTH CORP.
   BEMIS INC.
   BENEFICIAL CORP.
   BESTFOODS
   BETHLEHEM STEEL CORP.
   BIOMET INC.
   BLACK & DECKER CORP.
   BLOCK H & R INC.
   BOEING CO.
   BOISE CASCADE CORP.
   BOSTON SCIENTIFIC CORP.
   BRIGGS & STRATTON CORP.
   BRISTOL-MYERS SQUIBB
   BROWN FORMAN CORP.
   BROWNING FERRIS INDUSTRIES
   BRUNSWICK CORP.
   BURLINGTON NORTHERN SANTA FE
   BURLINGTON RESOURCES INC.
   CABLETRON SYSTEMS INC.
   CAMPBELL SOUP CO.
   CARDINAL HEALTH INC.
   CAROLINA POWER & LIGHT CO.
   CASE CORPORATION
   CATERPILLAR INC .
   CBS CORP.
   CENDANT CORP.
   CENTEX CORP.
   CENTRAL & SOUTH WEST CO.
   CERIDIAN CORP.
   CHAMPION INTERNATIONAL CORP.
   CHARMING SHOPPES INC.
   CHASE MANHATTAN CORP.
   CHEVRON CORPORATION
   CHRYSLER CORP.
   CHUBB CORP.
   CIGNA CORP.
   CINCINNATI FINANCIAL CORP.
   CINCINNATI MILACRON
   CINERGY CORP.
   CIRCUIT CITY STORE INC.
   CISCO SYSTEMS INC.
   CITICORP
   CLEAR CHANNEL COMMUNICATIONS INC.
   CLOROX CO.
   COASTAL CORP.
   COCA COLA CO.
   COGNIZANT CORP.
   COLGATE PALMOLIVE CO.
   COLUMBIA ENERGY GROUP
   COLUMBIA/HCA HEALTHCARE
   COMCAST CORP. CLASS A
   COMERICA INC.
   COMPAQ COMPUTER CORP.
   COMPUTER ASSOCIATES INTERNATIONAL INC.
   COMPUTER SCIENCES CORP.
   CONAGRA INC.
   CONSECO INC.
   CONSOLIDATED EDISON INC.
   CONSOLIDATED NATIONAL GAS CO.
   CONSOLIDATED STORES CO.
   COOPER INDUSTRIES INC.
   COOPER TIRE & RUBBER CO.
   COORS ADOLPH CO.
   CORESTATES FINANCIAL CORP.
   CORNING INC.
   COSTCO COMPANIES INC.
   COUNTRYWIDE CREDIT INDUSTRIES  INC.
   CRANE CO.
   CROWN CORK & SEAL INC.
   CSX CORP.
   CUMMINS ENGINE INC.
   CVS CORP.
   CYPRUS AMAX MINERALS CO.
   DANA CORP.
   DARDEN RESTAURANTS INC.
   DATA GENERAL CORP.
   DAYTON HUDSON CORP.
   DEERE & CO.
   DELL COMPUTER CORP.
   DELTA AIR LINES INC .
   DELUXE CORP.
   DIGITAL EQUIPMENT CORP.
   DILLARDS INC.
   DISNEY WALT CO.
   DOMINION RESOURCES INC .
   DONNELLEY R R & SONS
   DOVER CORP.
   DOW CHEMICAL COMPANY
   DOW JONES & CO. INC.
   DRESSER INDUSTRIES INC.
   DSC COMMUNICATIONS CORP.
   DTE ENERGY CO.
   DU PONT E I DE NEMOURS
   DUKE ENERGY CORP.
   DUN & BRADSTREET CORP.
   E M C CORP.
   EASTERN ENTERPRISES
   EASTMAN CHEMICAL CO.
   EASTMAN KODAK CO.
   EATON CORP.
   ECHLIN INC.
   ECOLAB INC.
   EDISON INTERNATIONAL
   EG & G INC.
   EMERSON ELECTRIC CO.
   ENGELHARD CORP.
   ENRON CORP.
   ENTERGY CORP.
   EQUIFAX INC.
   EXXON CORP.
   F M C CORP.
   FDX CORP.
   FEDERAL HOME LOAN MORTGAGE CO.
   FEDERAL NATIONAL MORTGAGE ASSN.
   FEDERATED DEPARTMENT STORES
   FIFTH THIRD BANCORP
   FIRST CHICAGO NBD CORP.
   FIRST DATA CORP.
   FIRST UNION CORP.
   FIRSTENERGY CORP.
   FLEET FINANCIAL GROUP INC .
   FLEETWOOD ENTERPRISES
   FLUOR CORP.
   FORD MOTOR CO.
   FORT JAMES CORP.
   FORTUNE BRANDS INC.
   FOSTER WHEELER CORP.
   FPL GROUP INC.
   FREEPORT-MCM CORPORATION GOLD
   FRONTIER CORPORATION
   FRUIT OF THE LOOM INC.
   GANNETT INC.
   GAP INC .
   GENERAL DYNAMICS CORP.
   GENERAL ELECTRIC CO.
   GENERAL INSTRUMENT CORP.
   GENERAL MILLS INC.
   GENERAL MOTORS CORP.
   GENERAL RE CORP.
   GENERAL SIGNAL CORP.
   GENUINE PARTS CO.
   GEORGIA PACIFIC CORP.
   GIANT FOOD INC.
   GILLETTE CO.
   GOLDEN WEST FINANCIAL
   GOODRICH B F CO.
   GOODYEAR TIRE & RUBBER
   GPU INC.
   GRACE W R & CO.
   GRAINGER W W INC.
   GREAT ATLANTIC & PACIFIC  TEA
   GREAT LAKES CHEMICAL CORP.
   GREEN TREE FINANCIAL CORP.
   GTE CORP.
   GUIDANT CORP.
   HALLIBURTON CO.
   HARCOURT GENERAL INC.
   HARLAND JOHN H. CO.
   HARNISCHFEGER INC.
   HARRAHS ENTERTAINMENT INC.
   HARRIS CORP.
   HARTFORD FINANCIAL SERVICES GROUP
   HASBRO INC.
   HBO & CO.
   HEALTHSOUTH CORP.
   HEINZ H J CO.
   HELMERICH & PAYNE INC.
   HERCULES INC.
   HERSHEY FOODS CORP.
   HEWLETT PACKARD CO.
   HILTON HOTELS CORP.
   HOME DEPOT INC.
   HOMESTAKE MINING CO.
   HONEYWELL INC.
   HOUSEHOLD INTERNATIONAL INC.
   HOUSTON INDUSTRIES INC.
   HUMANA INC.
   HUNTINGTON BANCSHARES
   IKON OFFICE SOLUTIONS
   ILLINOIS TOOL WORKS INC.
   INCO LTD
   INGERSOLL RAND CO.
   INLAND STEEL INDUSTRIES INC.
   INTEL CORP.
   INTERNATIONAL BUSINESS
   INTERPUBLIC GROUP COS.
   INTERNATIONAL FLAVORS FRAGRANCE
   INTERNATIONAL PAPER CO.
   ITT INDUSTRIES INC .
   JEFFERSON PILOT CORP.
   JOHNSON & JOHNSON
   JOHNSON CONTROLS INC.
   JOSTENS INC.
   K MART CORP.
   KAUFMAN & BROAD HOME CO.
   KELLOGG CO.
   KERR MCGEE CORP.
   KEYCORP
   KIMBERLY CLARK CORP.
   KING WORLD PRODUCTIONS INC.
   KLA-TENCORP CORP.
   KNIGHT RIDDER INC.
   KROGER CO.
   LAIDLAW INC.
   LEHMAN BROTHERS HOLDINGS INC.
   LILLY ELI & CO.
   LIMITED INC.
   LINCOLN NATIONAL CORP.
   LIZ CLAIBORNE INC.
   LOCKHEED MARTIN CORP.
   LOEWS CORP.
   LONGS DRUG STORES CORP.
   LOUISIANA PACIFIC CORP.
   LOWES COMPANIES INC.
   LSI LOGIC CORP.
   LUCENT TECHNOLOGIES
   MALLINCKRODT INC .
   MANOR CARE INC.
   MARRIOTT INTERNATIONAL INC.
   MARSH & MCLENNAN COMPANIES INC.
   MASCO CORP.
   MATTEL INC.
   MAY DEPARTMENT STORES CO.
   MAYTAG CORP.
   MBIA INC.
   MBNA CORP.
   MCDERMOTT INTERNATIONAL INC.
   MCDONALDS CORP.
   MCGRAW HILL COMPANIES INC.
   MCI COMMUNICATIONS CORP.
   MEAD CORP.
   MEDTRONIC INC.
   MELLON BANK CORP.
   MERCANTILE BANCORPORATION
   MERCANTILE STORES INC.
   MERCK & CO INC.
   MEREDITH CORP.
   MERRILL LYNCH & CO. INC.
   MGIC INVESTMENT CORP.
   MICRON TECHNOLOGY INC.
   MICROSOFT CORP.
   MILLIPORE CORP.
   MINNESOTA MINING & MANUFACTURING CO.
   MIRAGE RESORTS INC.
   MOBIL CORP.
   MONSANTO CO.
   MOORE LTD.
   MORGAN J P & CO. INC.
   MORGAN STANLEY DEAN WITTER DISCOVER
   MORTON INTERNATIONAL INC .
   MOTOROLA INC.
   NACCO INDUSTRIES INC.
   NALCO CHEMICAL CO.
   NATIONAL CITY CORP.
   NATIONAL SEMICONDUCTOR
   NATIONAL SERVICE INDUSTRIES INC.
   NATIONSBANK CORP.
   NAVISTAR INTERNATIONAL CORP.
   NEW YORK TIMES CO.
   NEWELL CO.
   NEWMONT MINING CORP.
   NIAGARA MOHAWK POWER
   NICOR INC.
   NIKE INC.
   NORDSTROM INC.
   NORFOLK SOUTHERN CORP.
   NORTHERN TELECOM LTD
   NORTHERN TRUST CORP.
   NORTHERN STATES POWER CO.
   NORTHROP GRUMMAN CORP.
   NORWEST CORP.
   NOVELL INC.
   NUCOR CORP.
   OCCIDENTAL PETROLEUM CORP.
   OMNICOM GROUP INC.
   ONEOK INC .
   ORACLE CORP.
   ORYX ENERGY COMPANY
   OWENS CORNING
   OWENS ILLINOIS INC.
   P P & L RESOURCES INC.
   PACCAR INC.
   PACIFIC ENTERPRISES
   PACIFICORP
   PALL CORP.
   PARAMETRIC TECHNOLOGY
   PARKER HANNIFIN CORP.
   PECO ENERGY CO.
   PENNEY J C INC.
   PENNZOIL CO.
   PEOPLES ENERGY CORP.
   PEP BOYS MANNY MOE&JACK
   PEPSICO INC.
   PERKIN ELMER CORP.
   PFIZER INC.
   PG&E CORP.
   PHARMACIA & UPJOHN
   PHELPS DODGE CORP.
   PHILIP MORRIS COMPANIES INC.
   PHILLIPS PETROLEUM CO.
   PIONEER HI-BRED INTERNATIONAL
   PITNEY BOWES INC.
   PLACER DOME INC.
   PNC BANK CORP.
   POLAROID CORP.
   POTLATCH CORP.
   PPG INDUSTRIES INC.
   PRAXAIR INC.
   PROCTER & GAMBLE CO.
   PROGRESSIVE CORP.
   PROVIDIAN FINANCIAL CORP.
   PUBLIC SERVICE ENTERPRISE
   PULTE CORP.
   QUAKER OATS CO.
   RALSTON PURINA CO.
   RAYCHEM CORP.
   RAYTHEON CO.
   REEBOK INTERNATIONAL  LTD.
   REPUBLIC N Y CORP.
   REYNOLDS METALS CO.
   RITE AID CORP.
   ROCKWELL INTERNATIONAL CORP.
   ROHM & HAAS CO.
   ROWAN COMPANIES INC.
   ROYAL DUTCH PETROLEUM CO.
   RUBBERMAID INC.
   RUSSELL CORP.
   RYDER SYSTEMS INC.
   SAFECO CORP.
   SAFETY KLEEN CORP.
   SARA LEE CORP.
   SBC COMMUNICATIONS INC.
   SCHERING PLOUGH CORP.
   SCHLUMBERGER LTD.
   SCHWAB CHARLES CORP.
   SCIENTIFIC ATLANTA INC.
   SEAGATE TECHNOLOGY
   SEAGRAM LTD
   SEARS ROEBUCK & CO.
   SERVICE CORP. INTERNATIONAL
   SHARED MEDICAL SYSTEMS CORP.
   SHERWIN WILLIAMS CO.
   SIGMA ALDRICH CORP.
   SILICON GRAPHICS INC.
   SNAP ON INC.
   SONAT INC.
   SOUTHERN CO.
   SOUTHWEST AIR CO.
   SPRINGS INDUSTRIES INC.
   SPRINT CORP.
   ST JUDE MEDICAL INC.
   ST PAUL COMPANIES INC.
   STANLEY WORKS
   STATE STREET CORP.
   STONE CONTAINER CORP.
   SUMMIT BANCORP
   SUN INC.
   SUN MICROSYSTEMS INC.
   SUNAMERICA INC.
   SUNTRUST BANKS INC.
   SUPERVALU INC.
   SYNOVUS FINANCIAL CORP.
   SYSCO CORP.
   TANDY CORP.
   TEKTRONIX INC.
   TELE COMMUNICATIONS INC.
   TELLABS INC.
   TEMPLE INLAND INC.
   TENET HEALTHCARE CORP.
   TENNECO INC .
   TEXACO INC.
   TEXAS INSTRUMENTS INC.
   TEXAS UTILITIES CO.
   TEXTRON INC.
   THERMO ELECTRON CORP.
   THOMAS & BETTS CORP.
   TIME WARNER INC.
   TIMES MIRROR CO.
   TIMKEN CO.
   TJX COMPANIES INC .
   TORCHMARK CORP.
   TOYS R US INC.
   TRANSAMERICA CORP.
   TRAVELERS GROUP INC.
   TRIBUNE CO.
   TRICON GLOBAL RESTAURANTS
   TRW INC.
   TUPPERWARE CORP.
   TYCO INTERNATIONAL LTD
   U S T INC.
   U S WEST COMMUNICATIONS GROUP INC.
   U S WEST MEDIA GROUP INC.
   UNICOM CORP.
   UNILEVER N V
   UNION CAMP CORP.
   UNION CARBIDE CORP.
   UNION PACIFIC CORP.
   UNION PACIFIC RESOURCES GROUP
   UNISYS CORP.
   UNITED HEALTHCARE CORP.
   UNITED STATES SURGICAL
   UNITED TECHNOLOGIES CO.
   UNOCAL CORP.
   UNUM CORP.
   US AIRWAYS GROUP INC.
   US BANCORP
   USF&G CORP.
   USX-MARATHON GROUP
   USX-U S STEEL
   V F CORP.
   VIACOM INC.
   WACHOVIA CORP.
   WAL MART STORES INC.
   WALGREEN CO.
   WARNER LAMBERT CO.
   WASHINGTON MUTUAL INC.
   WASTE MANAGEMENT INC .
   WELLS FARGO & COMPANY
   WENDYS INTERNATIONAL INC.
   WESTERN ATLAS INC.
   WESTVACO CORP.
   WEYERHAEUSER CO.
   WHIRLPOOL CORP.
   WILLAMETTE INDUSTRIES INC.
   WILLIAMS COMPANIES INC.
   WINN DIXIE STORES INC.
   WOOLWORTH CORP.
   WORLDCOM INC.
   WORTHINGTON INDUSTRIES INC.
   WRIGLEY WM JR CO.
   XEROX CORP.

                                     APPENDIX D

                             VIP II INDEX 500 PORTFOLIO

                       ANNUAL REPORT DATED DECEMBER 31, 1997









(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: INDEX 500 PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS



MARKET ENVIRONMENT                  3    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                         DURING THE LAST YEAR.

PERFORMANCE                         4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           5    THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                                         AND OUTLOOK.

INVESTMENTS                         6    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                         MARKET VALUES.

FINANCIAL STATEMENTS                12   STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                         CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               14   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   16   THE AUDITORS' OPINION.

DISTRIBUTIONS                       17

PROXY VOTING RESULTS                18



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. MARKET ENVIRONMENT


Despite an infectious currency crisis that erupted in Southeast Asia in October, most stock and bond markets around the globe posted another year of positive returns. Sustained corporate earnings growth, low interest-rate levels and an overall lack of inflationary concern provided a favorable investing backdrop. The U.S. and European stock markets continued to perform well, with U.S. stocks posting their third consecutive year of strong results. The problems in Southeast Asia, though, reverberated throughout the world, with investors becoming increasingly concerned toward the end of the period regarding the sustainability of corporate earnings. The U.S. bond market enjoyed a nice run in 1997.
U.S. STOCK MARKETS
The U.S. stock market went through many phases during 1997. Entering the year, the market was still being dominated by an extremely narrow contingent of well-known, large-capitalization stocks. In fact, much of the Standard & Poor's 500 Index 12-month gain of 33.36% came from these bigger stocks. Stock prices soared to historic highs and the Dow Jones Industrial Average hurtled past the 8000-point mark in August. But, investors became increasingly concerned about the market's ability to sustain its lofty performance levels. In mid-August, several large multinationals - companies that derive a significant portion of their revenues from overseas operations - justified these concerns by announcing earnings disappointments. These announcements triggered a slowdown among larger-cap stocks, while smaller- and medium-sized stocks gained momentum. From August through December, the S&P MidCap 400 Index - a measure of mid-sized stock performance - returned 6.50%, while the S&P 500 returned 2.43%.
In late October, economic turmoil shook Southeast Asia. Since this region accounts for a significant portion of world economic growth, shock tremors rippled through developed markets such as those in the U.S. and Europe, as well as emerging-market nations in Eastern Europe and Latin America. In New York, the uncertainty was punctuated by a 554-point drop in the Dow one day and a 337-point recovery the next. In terms of industry groups, moderate economic growth coupled with nonexistent inflation translated into near nirvana for the finance sector. Banks and brokerages demonstrated their ability to sustain impressive earnings growth as borrowing demand remained high and cash flows were healthy. Consolidation in the form of merger and acquisition activity also brought positive results to the group. Due to strong oil exploration and production demand, the energy service sector also fared nicely. Demand for offshore drilling, in particular, was very high and the industry enjoyed favorable pricing trends. Technology stocks were a mixed bag in 1997, with the group experiencing a decent rally through the first half of the year. The second-half Asian crisis, however, proved particularly harmful to many technology companies with Asian business ties. With Asia accounting for a considerable amount of the world's technology production, the region's economic troubles were far-reaching. Going into 1998, many money managers - sensing an economic slowdown due to Asia - were concentrating on stocks that were less cyclical, or economically sensitive.
FOREIGN STOCK MARKETS
Stock markets around the world reacted differently in 1997. Europe - bolstered by continued economic reform and a convergence in monetary policy - posted strong overall returns as Finland, Italy, Spain, Switzerland and the United Kingdom led the way. The Morgan Stanley Capital International (MSCI) Europe Index returned 24.17% during the period. In contrast, the MSCI EAFE Index, which measures the performance of Europe, Australasia and the Far East, reflected the problems brought on by the Asian crisis. The MSCI EAFE returned 2.01% for the period. Japan and Hong Kong were two noteworthy laggards, as economic recovery in Japan trudged along and Hong Kong felt the brunt of Asia's woes. Emerging market equity performance was solid through the first half of the period, but trailed off some in the second. Uncertainty in Asia and South Korea made some investors question the well-being of other pivotal emerging-market nations such as Russia, which proved particularly vulnerable to the Asian dilemma.
U.S. BOND MARKETS
Bonds benefited from low interest rates - which in turn drove prices upward - as well as a distinct lack of inflation indicators. The Lehman Brothers Aggregate Bond Index - a measure of the U.S. taxable bond market - returned 9.65% during the year. The Federal Reserve Board's raising of a key short-term interest rate in March proved to be one of the few obstacles to the bond market. Bonds rallied from April through mid-September, buoyed in large part by encouraging economic data and the Fed's reluctance to raise rates further. Additionally, while the Asian crisis brought some equity markets to their knees, many bond markets welcomed wary stock investors in search of lower volatility. Interest rates reached attractive levels, with the yield on the 30-year Treasury bond going below the 6% mark in November. Corporate bonds performed reasonably well due to continued economic growth and high demand for yield. Mortgage-backed bonds also fared relatively well, in spite of increased refinancing activity due to the lower rates.
FOREIGN BOND MARKETS
While low inflation and steady growth boosted the U.S. bond market, results were varied on the international front. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 0.23% for the 12 months that ended December 31, 1997. In Europe, countries continued to make progress in the drive toward meeting European Monetary Union requirements. But a strong dollar relative to many currencies eroded gains for U.S.-based investors. Japan - one of the more significant components of the Salomon Brothers index - continued to struggle as economic reform continued to develop slowly. The often-volatile world of emerging-market debt also had mixed results, as Asian concerns trickled into these regions. Brazil and Argentina performed well, while Ecuador stumbled due to political uncertainty. Nevertheless, The J.P. Morgan Emerging Markets Bond Index still managed to return 16.15% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1997                YEAR     YEARS    FUND

VIP II: INDEX 500                32.83%   19.91%   19.87%

S&P 500 (REGISTERED TRADEMARK)   33.36%   20.27%   20.23%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it
will do tomorrow. The stock market, for example, has a
history of long-term growth and short-term volatility. In
turn, the share price and return of a fund that invests in
stocks will vary. That means if you sell your shares
during a market downturn, you might lose money. But
if you can ride out the market's ups and downs, you
may have a gain.
3
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.
If Fidelity had not reimbursed certain fund expenses, the total return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971231 19980120 112050 S00000000000001
             VIP II:  Index 500          S&P 500
             00157                       SP001
  1992/08/27      10000.00                    10000.00
  1992/08/31      10014.00                    10016.72
  1992/09/30      10130.00                    10134.92
  1992/10/31      10152.00                    10170.39
  1992/11/30      10498.00                    10517.20
  1992/12/31      10630.67                    10646.56
  1993/01/31      10707.47                    10735.99
  1993/02/28      10856.70                    10882.00
  1993/03/31      11095.84                    11111.61
  1993/04/30      10822.25                    10842.71
  1993/05/31      11103.95                    11133.30
  1993/06/30      11132.32                    11165.58
  1993/07/31      11081.66                    11120.92
  1993/08/31      11501.17                    11542.40
  1993/09/30      11407.95                    11453.53
  1993/10/31      11641.01                    11690.62
  1993/11/30      11527.52                    11579.55
  1993/12/31      11666.06                    11719.67
  1994/01/31      12059.53                    12118.14
  1994/02/28      11732.95                    11789.73
  1994/03/31      11223.46                    11275.70
  1994/04/30      11357.65                    11420.03
  1994/05/31      11533.77                    11607.32
  1994/06/30      11252.82                    11322.94
  1994/07/31      11623.93                    11694.33
  1994/08/31      12087.29                    12173.80
  1994/09/30      11793.76                    11875.54
  1994/10/31      12055.84                    12142.74
  1994/11/30      11617.64                    11700.50
  1994/12/31      11787.47                    11874.02
  1995/01/31      12099.87                    12181.91
  1995/02/28      12563.64                    12656.64
  1995/03/31      12931.02                    13030.14
  1995/04/30      13311.22                    13413.88
  1995/05/31      13834.52                    13950.03
  1995/06/30      14148.51                    14274.09
  1995/07/31      14620.55                    14747.42
  1995/08/31      14656.86                    14784.44
  1995/09/30      15269.88                    15408.34
  1995/10/31      15218.62                    15353.33
  1995/11/30      15880.76                    16027.34
  1995/12/31      16171.25                    16336.03
  1996/01/31      16724.46                    16892.11
  1996/02/29      16880.36                    17048.70
  1996/03/31      17054.17                    17212.88
  1996/04/30      17292.62                    17466.59
  1996/05/31      17733.85                    17917.06
  1996/06/30      17809.61                    17985.32
  1996/07/31      17020.75                    17190.73
  1996/08/31      17370.61                    17553.28
  1996/09/30      18342.21                    18541.18
  1996/10/31      18848.06                    19052.55
  1996/11/30      20260.89                    20492.73
  1996/12/31      19844.17                    20086.77
  1997/01/31      21074.26                    21341.79
  1997/02/28      21231.99                    21509.11
  1997/03/31      20349.53                    20625.30
  1997/04/30      21559.17                    21856.63
  1997/05/31      22870.18                    23187.26
  1997/06/30      23874.76                    24226.05
  1997/07/31      25773.31                    26153.72
  1997/08/31      24330.96                    24688.59
  1997/09/30      25646.59                    26040.78
  1997/10/31      24798.69                    25171.02
  1997/11/30      25920.77                    26336.19
  1997/12/31      26358.54                    26788.38
IMATRL PRASUN   SHR__CHT 19971231 19980120 112051 R00000000000068
Let's say hypothetically that $10,000 was invested in Index 500 Portfolio on August 27, 1992, when the fund started. As the chart shows, by December 31, 1997, the value of the investment would have grown to $26,359 - a 163.59% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,788 - a 167.88% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF DECEMBER 31, 1997
                                        % OF FUND'S
                                        INVESTMENTS

GENERAL ELECTRIC CO.                    2.9

COCA-COLA CO. (THE)                     2.0

MICROSOFT CORP.                         1.9

EXXON CORP.                             1.8

MERCK & CO., INC.                       1.6

ROYAL DUTCH PETROLEUM CO.               1.4

INTEL CORP.                             1.4

PHILIP MORRIS COMPANIES, INC.           1.4

PROCTER & GAMBLE CO.                    1.3

INTERNATIONAL BUSINESS MACHINES CORP.   1.3

TOP TEN MARKET SECTORS AS OF DECEMBER 31, 1997
                                   % OF FUND'S
                                   INVESTMENTS

FINANCE                            15.9

TECHNOLOGY                         12.4

HEALTH                             10.5

NONDURABLES                        10.2

UTILITIES                          9.4

ENERGY                             7.9

INDUSTRIAL MACHINERY & EQUIPMENT   5.3

BASIC INDUSTRIES                   4.5

RETAIL & WHOLESALE                 4.4

MEDIA & LEISURE                    4.2

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Frank Salerno became Portfolio Manager of Index 500 Portfolio in December when Bankers Trust was appointed sub-adviser of the fund.
Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK, FRANK?
A. For the 12 months that ended December 31, 1997, the fund performed in line with the 33.36% return of the Standard & Poor's 500 Index. Of course, the fund's return is slightly lower than the index due to management expenses.
Q. WHAT WAS THE MARKET LIKE DURING 1997?
A. The stock market took investors on quite a roller coaster ride in 1997. The economy grew rapidly in the first quarter and the stock market chugged along with it. As a matter of fact, first-quarter real gross domestic product - meaning GDP adjusted for inflation - grew at a rate of 4.9%. However, investors in the stock market became wary that a rise in inflation would cause a subsequent hike in interest rates, causing the market to drop in March and April. At the end of March, the Federal Reserve Board did in fact raise the federal funds rate - the rate banks charge each other for overnight loans - by 0.25 percentage points to 5.50%. However, economic indicators showed the economy cooling off a bit in the second quarter, causing the market to rally all the way through July. Large-capitalization stocks were the main drivers of the upswing during the first half of the year. From August through October, though, momentum veered away from large-cap stocks as investors started buying mid- and small-cap stocks that hadn't yet reached peak valuations relative to their earnings growth.
Q. WHAT HAPPENED TO THE MARKET AT THE END OF THE YEAR?
A. The market began losing steam at the beginning of October after Fed Chairman Alan Greenspan said that economic growth was on an "unsustainable track." Greenspan pointed to the low jobless rate, saying it could lead to wage increases and inflationary pressures. On top of that sentiment, Southeast Asian economies began a freefall after several countries in the region experienced currency difficulties. On October 27, a steep drop in the Hong Kong market triggered a 554-point drop in the Dow Jones Industrial Average - the biggest daily point drop in the Dow's history. The market rebounded 337 points the next day, reflecting investor sentiment that the U.S. economy was still strong despite the troubles in Southeast Asia. However, continued turmoil in Asia kept the Fed at bay and reined in the explosive growth that we saw in the stock market earlier in the year.
Q. FINANCE WAS THE LARGEST SECTOR IN THE INDEX AT THE END OF THE PERIOD. HOW DID THESE STOCKS PERFORM?
A. Most banks and brokerage stocks performed well during the period as a result of low interest rates, additional fee-based revenues, increased merger and acquisition activity and robust capital markets. However, most finance stocks, especially those with sizeable exposures to international markets, fell with the rest of the market at the end of October.
Q. TECHNOLOGY HAS BEEN A STRONG DRIVER OF THE MARKET'S RETURNS OVER THE PAST FEW YEARS. HOW DID THAT SECTOR FARE?
A. Personal computer manufacturers such as Compaq and Hewlett-Packard enjoyed the strongest growth as falling PC prices helped spur demand in both the consumer and commercial markets. Semiconductor manufacturers reported solid growth through much of the period, but were hurt in the fourth quarter after Intel reported disappointing third-quarter earnings. After a strong start, technology stocks suffered a blow toward the end of the period because much of their business is tied to Southeast Asia.
Q. WERE THERE ANY SECTORS OF THE MARKET THAT PROVED TO BE
DISAPPOINTING?
A. Large-cap health care stocks suffered a large correction during the market drop in late March and early April, specifically because many of them were considered to be highly overvalued. In the third quarter, nondurables staggered, particularly after Gillette and Coca-Cola warned of disappointing earnings. Shares of large multinational companies suffered the most at the end of the year because the dollar strengthened versus major currencies, causing analysts to become concerned about the future profits of firms that operate globally.
Q. WHAT'S YOUR OUTLOOK?
A. I expect volatility to continue in the market for a while. I think the turmoil in many Asian countries will continue to spill over into U.S. markets. That uncertainty should give the Fed enough reasons not to raise interest rates in the next several months. Overall, the U.S. economy continues to grow at a moderate rate, which bodes well for long-term gains in the market.



FUND FACTS
GOAL: to provide returns that correspond to those
of the S&P 500 Index
START DATE: August 27, 1992
SIZE: as of December 31, 1997, more than $2.0
billion
MANAGER: Frank Salerno, since December 1997
3
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
INVESTMENTS DECEMBER 31, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.0%
AEROSPACE & DEFENSE - 1.6%
AlliedSignal, Inc.   148,500 $ 5,782,155
Boeing Co.   251,868  12,325,790
Lockheed Martin Corp.   50,493  4,973,561
Rockwell International Corp.   57,500  3,004,375
Textron, Inc.   39,400  2,462,500
United Technologies Corp.   62,200  4,528,938
  33,077,319
DEFENSE ELECTRONICS - 0.3%
Northrop Grumman Corp.   17,600  2,024,000
Raytheon Company:
 Class A  11,751  579,471
 Class B  73,400  3,706,700
  6,310,171
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.   14,900  1,287,919
TOTAL AEROSPACE & DEFENSE   40,675,409
BASIC INDUSTRIES - 4.5%
CHEMICALS & PLASTICS - 2.4%
Air Products & Chemicals, Inc.   33,200  2,730,700
Avery Dennison Corp.   24,700  1,105,325
Dow Chemical Co.   60,000  6,090,000
du Pont (E.I.) de Nemours & Co.   287,400  17,261,963
Eastman Chemical Co.   18,675  1,112,330
Engelhard Corp.   34,600  601,175
FMC Corp. (a)  9,000  605,813
Goodrich (B.F.) Co.   13,000  538,688
Great Lakes Chemical Corp.   14,400  646,200
Hercules, Inc.   24,000  1,201,500
Monsanto Co.   147,400  6,190,800
Morton International, Inc.   33,600  1,155,000
Nalco Chemical Co.   15,900  629,044
PPG Industries, Inc.   43,100  2,462,088
Praxair, Inc.   44,000  1,980,000
Raychem Corp.   21,000  904,313
Rohm & Haas Co.   14,800  1,417,100
Union Carbide Corp.   35,000  1,502,813
W.R. Grace & Co.   17,300  1,391,569
  49,526,421
IRON & STEEL - 0.2%
Aeroquip Vickers, Inc.   6,600  323,813
Allegheny Teledyne, Inc.   42,184  1,091,511
Armco, Inc. (a)  25,700  126,894
Bethlehem Steel Corp. (a)  26,800  231,150
Inland Steel Industries, Inc.   11,800  202,075
Nucor Corp.   21,100  1,019,394
USX-U.S. Steel Group  26,400  825,000
Worthington Industries, Inc.   23,050  380,325
  4,200,162
METALS & MINING - 0.4%
Alcan Aluminium Ltd.   54,457  1,500,896
Aluminum Co. of America  47,100  3,314,663
ASARCO, Inc.   10,200  228,863
Cyprus Amax Minerals Co.   22,450  345,169
Freeport-McMoRan Copper &
 Gold, Inc. Class B  48,100  757,575
Inco Ltd.   39,936  678,846
Phelps Dodge Corp.   14,900  927,525
Reynolds Metals Co.   17,500  1,050,000
  8,803,537

 SHARES VALUE (NOTE 1)
PACKAGING & CONTAINERS - 0.3%
Ball Corp.   7,330 $ 258,841
Bemis Co., Inc.   12,600  555,188
Corning, Inc.   62,100  2,305,463
Crown Cork & Seal Co., Inc.   35,700  1,789,463
Owens-Illinois, Inc. (a)  33,100  1,255,731
Tupperware Corp.   14,700  409,763
  6,574,449
PAPER & FOREST PRODUCTS - 1.2%
Boise Cascade Corp.   11,700  353,925
Champion International Corp.   23,000  1,042,188
Fort James Corp.   52,200  1,996,650
Georgia-Pacific Corp.   25,400  1,543,050
Georgia-Pacific Corp. (Timber Group) (a)  25,400  576,263
International Paper Co.   79,700  3,437,063
Kimberly-Clark Corp.   144,032  7,102,578
Louisiana-Pacific Corp.   26,100  495,900
Mead Corp.   25,200  705,600
Potlatch Corp.   7,000  301,000
Stone Container Corp.   23,700  247,369
Temple-Inland, Inc.   13,200  690,525
Union Camp Corp.   21,200  1,138,175
Westvaco Corp.   24,350  765,503
Weyerhaeuser Co.   47,400  2,325,563
Willamette Industries, Inc.   26,400  849,750
  23,571,102
TOTAL BASIC INDUSTRIES   92,675,671
CONSTRUCTION & REAL ESTATE - 0.3%
BUILDING MATERIALS - 0.2%
Armstrong World Industries, Inc.   9,700  725,075
Crane Co.   10,900  472,788
Masco Corp.   45,900  2,335,163
Owens-Corning  12,700  433,388
Sherwin-Williams Co.   41,200  1,143,300
  5,109,714
CONSTRUCTION - 0.0%
Centex Corp.   7,000  440,563
Fleetwood Enterprises, Inc.   8,600  364,963
Kaufman & Broad Home Corp.   9,300  208,669
Pulte Corp.   5,100  213,244
  1,227,439
ENGINEERING - 0.1%
EG & G, Inc.   11,100  231,019
Fluor Corp.   23,300  870,838
Foster Wheeler Corp.   9,800  265,213
  1,367,070
TOTAL CONSTRUCTION & REAL ESTATE   7,704,223
DURABLES - 3.2%
AUTOS, TIRES, & ACCESSORIES - 2.3%
AutoZone, Inc. (a)  36,050  1,045,450
Chrysler Corp.   174,600  6,143,738
Cooper Tire & Rubber Co.   18,900  460,688
Cummins Engine Co., Inc.   9,100  537,469
Dana Corp.   24,800  1,178,000
Eaton Corp.   21,700  1,936,725
Echlin, Inc.   15,000  542,813
Ford Motor Co.   285,000  13,875,938
General Motors Corp.   184,278  11,171,854
Genuine Parts Co.   43,050  1,461,009
Goodyear Tire & Rubber Co.   40,000  2,545,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
ITT Industries, Inc.   28,300 $ 887,913
Johnson Controls, Inc.   20,000  955,000
NACCO Industries, Inc. Class A  1,900  203,656
Navistar International Corp. (a)  17,670  438,437
PACCAR, Inc.   18,690  981,225
Pep Boys-Manny, Moe & Jack  14,500  346,188
Snap-On Tools Corp.   14,500  632,563
TRW, Inc.   30,000  1,601,250
  46,944,916
CONSUMER DURABLES - 0.4%
Minnesota Mining & Manufacturing Co.   106,600  8,747,863
CONSUMER ELECTRONICS - 0.2%
Black & Decker Corp.   22,700  886,719
Maytag Co.   23,300  869,381
Newell Co.   38,000  1,615,000
Whirlpool Corp.   20,100  1,105,500
  4,476,600
TEXTILES & APPAREL - 0.3%
Fruit of the Loom, Inc. Class A (a)  18,200  466,375
Liz Claiborne, Inc.   17,000  710,813
NIKE, Inc. Class B  69,100  2,712,175
Reebok International Ltd. (a)  11,600  334,225
Russell Corp.   8,800  233,750
Springs Industries, Inc. Class A  4,900  254,800
VF Corp.   30,800  1,414,875
  6,127,013
TOTAL DURABLES   66,296,392
ENERGY - 7.9%
ENERGY SERVICES - 1.0%
Baker Hughes, Inc.   47,100  2,054,738
Dresser Industries, Inc.   49,500  2,075,906
Halliburton Co.   67,100  3,485,006
Helmerich & Payne, Inc.   11,800  400,463
McDermott International, Inc.   13,200  483,450
Rowan Companies, Inc. (a)  20,600  628,300
Schlumberger Ltd.   123,900  9,973,950
Western Atlas, Inc.   12,800  947,200
  20,049,013
OIL & GAS - 6.9%
Amerada Hess Corp.   22,300  1,223,713
Amoco Corp.   127,100  10,819,388
Anadarko Petroleum Corp.   14,200  861,763
Apache Corp.   21,700  760,856
Ashland, Inc.   17,700  950,269
Atlantic Richfield Co.   84,700  6,786,588
Burlington Resources, Inc.   41,257  1,848,829
Chevron Corp.   166,000  12,782,000
Coastal Corp. (The)  25,400  1,573,213
Exxon Corp.   624,600  38,217,713
Kerr-McGee Corp.   11,400  721,763
Mobil Corp.   196,300  14,170,406
Occidental Petroleum Corp.   93,000  2,726,063
Oryx Energy Co. (a)  25,300  645,150
Pennzoil Co.   14,900  995,506
Phillips Petroleum Co.   66,300  3,223,838
Royal Dutch Petroleum Co.   542,800  29,412,975
Sun Co., Inc.   21,600  908,550
Texaco, Inc.   144,500  7,857,188

 SHARES VALUE (NOTE 1)
USX-Marathon Group   78,400 $ 2,646,000
Union Pacific Resources Group, Inc.   60,712  1,472,266
Unocal Corp.   68,850  2,672,241
  143,276,278
TOTAL ENERGY   163,325,291
FINANCE - 15.9%
BANKS - 7.4%
BB&T Corp.   31,300  2,005,156
Banc One Corp.   153,826  8,354,675
Bank of New York Co., Inc.   100,100  5,787,031
BankBoston Corp.   39,491  3,709,686
BankAmerica Corp.   174,100  12,709,300
Bankers Trust New York Corp.   23,300  2,619,794
Barnett Banks, Inc.   51,700  3,715,938
Chase Manhattan Corp.   105,173  11,516,444
Citicorp  115,062  14,548,152
Comerica, Inc.   25,300  2,283,325
CoreStates Financial Corp.   53,100  4,251,319
Fifth Third Bancorp  37,950  3,102,413
First Union Corp.   165,231  8,468,089
Huntington Bancshares, Inc.   43,990  1,583,640
KeyCorp.   55,607  3,937,671
Mellon Bank Corp.   68,400  4,146,750
Morgan (J.P.) & Co., Inc.   47,500  5,361,563
National City Corp.   58,421  3,841,181
NationsBank Corp.   177,546  10,797,016
Norwest Corp.   198,800  7,678,650
PNC Financial Corp.   77,000  4,393,813
Providian Financial Corp.   22,400  1,012,200
Republic New York Corp.   13,100  1,495,856
State Street Corp.   38,800  2,257,675
SunTrust Banks, Inc.   52,900  3,775,738
Synovus Financial Corp.   42,000  1,375,500
U.S. Bancorp   64,917  7,266,647
Wachovia Corp.   48,900  3,967,013
Wells Fargo & Co.   22,400  7,603,400
  153,565,635
CREDIT & OTHER FINANCE - 1.6%
American Express Co.   116,479  10,395,751
Beneficial Corp.   12,800  1,064,000
Countrywide Credit Industries,Inc.   25,100  1,076,163
First Chicago NBD Corp.   77,059  6,434,427
Fleet Financial Group, Inc.   59,774  4,479,314
Green Tree Financial Corp.   40,000  1,047,500
Household International, Inc.   28,710  3,662,319
MBNA Corp.   132,950  3,631,197
Transamerica Corp.   15,929  1,696,439
  33,487,110
FEDERAL SPONSORED CREDIT - 1.1%
Freddie Mac  182,300  7,645,206
Fannie Mae  266,000  15,178,625
  22,823,831
INSURANCE - 4.6%
Aetna, Inc.   36,200  2,554,363
Allstate Corp.   111,821  10,161,733
American General Corp.   57,752  3,122,218
American International Group, Inc.   181,362  19,723,118
Aon Corp.   39,950  2,342,069
CIGNA Corp.   20,200  3,495,863
Chubb Corp. (The)  41,800  3,161,125
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Cincinnati Financial Corp.   7,600 $ 1,069,700
Conseco, Inc.   50,900  2,312,769
General Re Corp.   19,300  4,091,600
Hartford Financial Services Group, Inc.   33,200  3,106,275
Jefferson Pilot Corp.   17,000  1,323,875
Lincoln National Corp.   24,800  1,937,500
Loews Corp.   27,600  2,929,050
MBIA, Inc.   20,600  1,376,338
MGIC Investment Corp.   31,300  2,081,450
Marsh & McLennan Companies, Inc.   39,800  2,967,588
Progressive Corp.   17,200  2,061,850
SAFECO Corp.   40,100  1,954,875
St. Paul Companies, Inc. (The)  20,100  1,649,456
SunAmerica, Inc.   47,000  2,009,250
Torchmark Corp.   33,400  1,404,888
Travelers Group, Inc. (The)  288,781  15,558,076
UNUM Corp.   33,500  1,821,563
USF&G Corp.   26,500  584,656
  94,801,248
SAVINGS & LOANS - 0.3%
Ahmanson (H.F.) & Co.   24,000  1,606,500
Golden West Financial Corp.   13,800  1,349,813
Washington Mutual, Inc.   66,075  4,216,411
  7,172,724
SECURITIES INDUSTRY - 0.9%
Merrill Lynch & Co., Inc.   86,500  6,309,094
Morgan Stanley Dean Witter Discover
 and Co.   152,156  8,996,224
Schwab (Charles) Corp.   70,500  2,956,594
  18,261,912
TOTAL FINANCE   330,112,460
HEALTH - 10.5%
DRUGS & PHARMACEUTICALS - 7.0%
Allergan, Inc.   15,600  523,575
ALZA Corp. Class A  20,400  648,975
American Home Products Corp.   168,700  12,905,550
Amgen, Inc.   69,600  3,767,100
Bristol-Myers Squibb Co.   255,700  24,195,613
Lilly (Eli) & Co.   280,392  19,522,293
Merck & Co., Inc.   304,400  32,342,500
Pfizer, Inc.   327,500  24,419,219
Pharmacia & Upjohn, Inc.   128,960  4,723,160
Schering-Plough Corp.   189,600  11,778,900
Sigma Aldrich Corp.   23,900  950,025
Warner-Lambert Co.   71,000  8,804,000
  144,580,910
MEDICAL EQUIPMENT & SUPPLIES - 2.8%
Abbott Laboratories  198,500  13,014,156
Bard (C.R.), Inc.   13,600  425,850
Bausch & Lomb, Inc.   13,200  523,050
Baxter International, Inc.   75,200  3,792,900
Becton, Dickinson & Co.   31,200  1,560,000
Biomet, Inc.   26,700  684,188
Boston Scientific Corp. (a)  52,100  2,390,088
Cardinal Health, Inc.   25,900  1,945,738
Guidant Corp.   39,600  2,465,100
Johnson & Johnson  339,100  22,338,213
Mallinckrodt, Inc.   17,500  665,000

 SHARES VALUE (NOTE 1)
Medtronic, Inc.   122,900 $ 6,429,206
Millipore Corp.   10,500  356,344
Pall Corp.   30,200  624,763
PharMerica, Inc. (a)  12,014  124,645
St. Jude Medical, Inc. (a)  21,950  669,475
U.S. Surgical Corp.   17,600  515,900
  58,524,616
MEDICAL FACILITIES MANAGEMENT - 0.7%
Beverly Enterprises, Inc.   26,400  343,200
Columbia/HCA Healthcare Corp.   160,012  4,740,356
HEALTHSOUTH Corp. (a)  92,700  2,572,425
Humana, Inc. (a)  39,100  811,325
Manor Care, Inc.   15,100  528,500
Tenet Healthcare Corp. (a)  72,300  2,394,938
United HealthCare Corp.   44,700  2,221,031
  13,611,775
TOTAL HEALTH   216,717,301
HOLDING COMPANIES - 0.2%
CINergy Corp.   37,713  1,444,879
Norfolk Southern Corp.   90,300  2,782,369
  4,227,248
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
ELECTRICAL EQUIPMENT - 3.5%
Emerson Electric Co.   117,100  6,608,831
General Electric Co.   831,200  60,989,300
General Signal Corp.   12,100  510,469
Grainger (W.W.), Inc.   12,300  1,195,406
Harris Corp.   19,200  880,800
Honeywell, Inc.   35,300  2,418,050
Nextlevel Systems, Inc. (a)  35,000  625,625
Scientific-Atlanta, Inc.   18,500  309,875
  73,538,356
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
Briggs & Stratton Corp.   6,000  291,375
Case Corp.   21,500  1,299,406
Caterpillar, Inc.   98,100  4,763,981
Cincinnati Milacron, Inc.   9,600  249,000
Cooper Industries, Inc.   28,246  1,384,054
Deere & Co.   67,300  3,924,431
Dover Corp.   53,600  1,936,300
Harnischfeger Industries, Inc.   11,900  420,219
Illinois Tool Works, Inc.   59,600  3,583,450
Ingersoll-Rand Co.   45,900  1,858,950
Parker-Hannifin Corp.   31,425  1,441,622
Stanley Works  19,300  910,719
Tenneco, Inc.   41,100  1,623,450
Timken Co.   15,084  518,513
Tyco International Ltd.   131,900  5,943,744
  30,149,214
POLLUTION CONTROL - 0.3%
Browning-Ferris Industries, Inc.   50,800  1,879,600
Safety Kleen Corp.   20,500  562,469
Waste Management, Inc.   113,900  3,132,250
  5,574,319
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   109,261,889
MEDIA & LEISURE - 4.2%
BROADCASTING - 1.0%
CBS Corp.   176,550  5,197,191
Clear Channel Communications, Inc. (a)  21,400  1,699,963
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Comcast Corp. Class A special  83,950 $ 2,649,672
Tele-Communications, Inc.
 (TCI Group), Series A  122,500  3,422,344
Time Warner, Inc.   134,020  8,309,240
  21,278,410
ENTERTAINMENT - 1.0%
Disney (Walt) Co.   171,000  16,939,688
King World Productions, Inc.   8,900  513,975
Viacom, Inc. Class B (non-vtg.) (a)  84,500  3,501,469
  20,955,132
LEISURE DURABLES & TOYS - 0.2%
Brunswick Corp.   23,800  721,438
Hasbro, Inc.   30,750  968,625
Mattel, Inc.   78,076  2,908,331
  4,598,394
LODGING & GAMING - 0.4%
Harrah's Entertainment, Inc. (a)  24,700  466,213
Hilton Hotels Corp.   68,300  2,031,925
ITT Corp. (a)  28,100  2,328,788
Marriott International, Inc.   30,400  2,105,200
Mirage Resorts, Inc. (a)  42,400  964,600
  7,896,726
PUBLISHING - 1.1%
American Greetings Corp. Class A  17,900  700,338
Cognizant Corp.   40,200  1,791,413
Dow Jones & Co., Inc.   23,000  1,234,813
Dun & Bradstreet Corp.   40,900  1,265,344
Gannett Co., Inc.   68,000  4,203,250
Harcourt General, Inc.   17,000  930,750
Knight-Ridder, Inc.   21,900  1,138,800
McGraw-Hill, Inc.   23,900  1,768,600
Meredith Corp.   12,900  460,369
New York Times Co. (The) Class A  23,000  1,520,875
Times Mirror Co. Class A  23,000  1,414,500
Tribune Co.   29,300  1,823,925
US WEST Media Group (a)  149,500  4,316,813
  22,569,790
RESTAURANTS - 0.5%
Darden Restaurants, Inc.   36,700  458,750
McDonald's Corp.   177,000  8,451,750
Tricon Global Restaurants, Inc.   42,710  1,241,259
Wendy's International, Inc.   31,500  757,969
  10,909,728
TOTAL MEDIA & LEISURE   88,208,180
NONDURABLES - 10.2%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   18,300  1,962,675
BEVERAGES - 3.2%
Anheuser-Busch Companies, Inc.   122,000  5,368,000
Brown-Forman Corp. Class B  16,600  917,150
Coca-Cola Co. (The)  634,500  42,273,563
Coors (Adolph) Co. Class B  8,900  295,925
PepsiCo, Inc.   382,900  13,951,919
Seagram Co. Ltd.   88,900  2,876,167
Whitman Corp.   24,400  635,925
  66,318,649

 SHARES VALUE (NOTE 1)
FOODS - 2.3%
Archer-Daniels-Midland Co.   134,081 $ 2,907,882
CPC International, Inc.   34,400  3,706,600
Campbell Soup Co.   113,400  6,591,375
ConAgra, Inc.   114,200  3,747,188
General Mills, Inc.   43,800  3,137,175
Heinz (H.J.) Co.   96,650  4,911,028
Hershey Foods Corp.   34,600  2,143,038
Kellogg Co.   99,600  4,942,650
Quaker Oats Co.   32,600  1,719,650
Ralston Purina Co.   25,400  2,360,613
Sara Lee Corp.   118,700  6,684,294
Sysco Corp.   41,700  1,899,956
Wrigley (Wm.) Jr. Co.   27,900  2,219,794  46,971,243
HOUSEHOLD PRODUCTS - 3.1%
Alberto Culver Co. Class B  13,500  432,844
Avon Products, Inc.   33,600  2,062,200
Clorox Co.   29,000  2,292,813
Colgate-Palmolive Co.   78,200  5,747,700
Gillette Co.   141,400  14,201,863
International Flavors & Fragrances, Inc.   26,200  1,349,300
Procter & Gamble Co.   339,800  27,120,288
Rubbermaid, Inc.   36,000  900,000
Unilever NV ADR  159,900  9,983,756
  64,090,764
TOBACCO - 1.5%
Fortune Brands, Inc.   41,100  1,523,269
Philip Morris Companies, Inc.   619,200  28,057,500
UST, Inc.   43,900  1,621,556
  31,202,325
TOTAL NONDURABLES   210,545,656
PRECIOUS METALS - 0.2%
Barrick Gold Corp.   89,200  1,662,887
Battle Mountain Gold Co.   55,100  323,713
Echo Bay Mines Ltd.   33,400  84,110
Homestake Mining Co.   35,100  311,513
Newmont Mining Corp.   37,465  1,100,534
Placer Dome, Inc.   57,300  721,486
  4,204,243
RETAIL & WHOLESALE - 4.4%
APPAREL STORES - 0.3%
Charming Shoppes, Inc. (a)  25,200  118,125
Gap, Inc.   106,500  3,774,094
Limited, Inc. (The)  65,019  1,657,985
TJX Companies, Inc.   45,200  1,553,750
  7,103,954
DRUG STORES - 0.4%
CVS Corp.   40,100  2,568,906
Long Drug Stores, Inc.   9,400  301,975
Rite Aid Corp.   34,600  2,030,588
Walgreen Co.   118,000  3,702,250
  8,603,719
GENERAL MERCHANDISE STORES - 2.3%
Costco Companies, Inc. (a)  57,739  2,576,603
Dayton Hudson Corp.   57,800  3,901,500
Dillards, Inc. Class A  27,300  962,325
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
Federated Department Stores, Inc. (a)  49,900 $ 2,148,819
K mart Corp. (a)  116,100  1,342,406
May Department Stores Co. (The)  56,700  2,987,381
Mercantile Stores Co., Inc.   8,900  541,788
Nordstrom, Inc.   22,000  1,328,250
Penney (J.C.) Co., Inc.   66,800  4,028,875
Sears, Roebuck & Co.   96,300  4,357,575
Wal-Mart Stores, Inc.   570,300  22,491,206
Woolworth Corp. (a)  32,200  656,075
  47,322,803
GROCERY STORES - 0.5%
Albertson's, Inc.   67,500  3,197,813
American Stores Co.   78,600  1,616,213
Giant Food, Inc. Class A  14,400  485,100
Great Atlantic & Pacific Tea Co., Inc.   9,100  270,156
Kroger Co. (The) (a)  60,900  2,249,494
Supervalu, Inc.   14,300  598,813
Winn-Dixie Stores, Inc.   35,600  1,555,275
  9,972,864
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
Circuit City Stores, Inc. -
 Circuit City Group  22,200  789,488
Home Depot, Inc.   187,600  11,044,950
IKON Office Solutions, Inc.   31,800  894,375
Lowe's Companies, Inc.   47,600  2,269,925
Tandy Corp.   29,300  1,129,881
Toys "R" Us, Inc. (a)  68,500  2,153,469
  18,282,088
TOTAL RETAIL & WHOLESALE   91,285,428
SERVICES - 0.8%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc.   29,550  1,471,959
Omnicom Group, Inc.   17,800  754,275
  2,226,234
LEASING & RENTAL - 0.0%
Ryder Systems, Inc.   18,200  596,050
PRINTING - 0.1%
Deluxe Corp.   19,600  676,200
Donnelley (R.R.) & Sons Co.   35,100  1,307,475
Harland (John H.) Co.   7,500  157,500
Moore Corporation Ltd.   21,000  315,834
  2,457,009
SERVICES - 0.6%
Block (H & R), Inc.   25,000  1,120,313
Cendant Corp. (a)  216,072  7,427,475
Ecolab, Inc.   15,600  864,825
Jostens, Inc.   9,200  212,175
National Service Industries, Inc.   10,900  540,231
Service Corp. International  57,400  2,120,213
  12,285,232
TOTAL SERVICES   17,564,525
TECHNOLOGY - 12.4%
COMMUNICATIONS EQUIPMENT - 2.0%
Andrew Corp.   21,912  525,888
Cabletron Systems, Inc. (a)  48,400  726,000
Cisco Systems, Inc. (a)  259,650  14,475,488
DSC Communications Corp. (a)  33,900  813,600

 SHARES VALUE (NOTE 1)
Lucent Technologies, Inc.   161,584 $ 12,906,522
Northern Telecom Ltd.   68,400  6,083,775
Tellabs, Inc. (a)  48,400  2,559,150
3Com Corp. (a)  85,500  2,987,156
  41,077,579
COMPUTER SERVICES & SOFTWARE - 3.4%
Adobe Systems, Inc.   17,200  709,500
Autodesk, Inc.   14,900  551,300
Automatic Data Processing, Inc.   78,700  4,830,213
Ceridian Corp. (a)  19,300  884,181
Computer Associates International, Inc.   137,012  7,244,510
Computer Sciences Corp. (a)  21,900  1,828,650
Equifax, Inc.   36,100  1,279,294
First Data Corp.   114,800  3,357,900
HBO & Co.   53,900  2,587,200
Microsoft Corp. (a)  306,400  39,602,200
Novell, Inc. (a)  83,000  622,500
Oracle Corp. (a)  254,750  5,684,109
Parametric Technology Corp. (a)  35,400  1,677,075
Shared Medical Systems Corp.   5,900  389,400
Siebel Systems, Inc. (a)  57  2,383
  71,250,415
COMPUTERS & OFFICE EQUIPMENT - 4.0%
Apple Computer, Inc. (a)  30,200  396,375
Bay Networks, Inc. (a)  47,700  1,219,331
Compaq Computer Corp.   191,252  10,793,785
Data General Corp. (a)  11,200  195,300
Dell Computer Corp. (a)  83,400  7,005,600
Digital Equipment Corp. (a)  36,700  1,357,900
EMC Corp. (a)  130,300  3,575,106
Hewlett-Packard Co.   269,600  16,850,000
International Business Machines Corp.   249,000  26,036,063
Pitney Bowes, Inc.   38,800  3,489,575
Seagate Technology (a)  58,800  1,131,900
Silicon Graphics, Inc. (a)  42,300  526,106
Sun Microsystems, Inc. (a)  98,400  3,923,700
Unisys Corp. (a)  41,800  579,975
Xerox Corp.   85,700  6,325,731
  83,406,447
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)  91,300  2,750,413
KLA-Tencor Corp. (a)  24,000  927,000
Perkin-Elmer Corp.   13,400  952,238
Tektronix, Inc.   11,850  470,297
Thermo Electron Corp. (a)  35,900  1,597,550
  6,697,498
ELECTRONICS - 2.4%
Advanced Micro Devices, Inc. (a)  33,700  604,494
AMP, Inc.   59,596  2,503,032
Intel Corp.   414,700  29,132,675
LSI Logic Corp. (a)  33,900  669,525
Micron Technology, Inc. (a)  47,400  1,232,400
Motorola, Inc.   150,100  8,565,081
National Semiconductor Corp. (a)  37,700  977,844
Texas Instruments, Inc.   96,900  4,360,500
Thomas & Betts Corp.   13,000  614,250
  48,659,801
PHOTOGRAPHIC EQUIPMENT - 0.3%
Eastman Kodak Co.   84,200  5,120,413
Polaroid Corp.   10,700  520,956
  5,641,369
TOTAL TECHNOLOGY   256,733,109
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.4%
AMR Corp. (a)  21,900 $ 2,814,150
Delta Air Lines, Inc.   20,800  2,475,200
Southwest Airlines Co.   52,200  1,285,425
US Airways Group, Inc. (a)  24,600  1,537,500
  8,112,275
RAILROADS - 0.5%
Burlington Northern Santa Fe Corp.   40,618  3,774,935
CSX Corp.   52,038  2,810,052
Union Pacific Corp.   66,800  4,170,825
  10,755,812
TRUCKING & FREIGHT - 0.1%
Caliber System, Inc.   9,400  457,663
Federal Express Corp. (a)  27,500  1,679,219
Laidlaw, Inc.   78,800  1,074,884
  3,211,766
TOTAL TRANSPORTATION   22,079,853
UTILITIES - 9.4%
CELLULAR - 0.3%
AirTouch Communications, Inc. (a)  132,900  5,523,656
ELECTRIC UTILITY - 2.4%
American Electric Power Co., Inc.   45,100  2,328,288
Baltimore Gas & Electric Co.   35,300  1,202,406
Carolina Power & Light Co.   36,100  1,531,994
Central & South West Corp.   50,900  1,377,481
Consolidated Edison Co. of
 New York, Inc.   56,200  2,304,200
DTE Energy Co.   34,700  1,203,656
Dominion Resources, Inc.   44,100  1,877,006
Duke Energy Corp.   97,007  5,371,763
Edison International  98,300  2,672,531
Entergy Corp.   72,500  2,170,469
FPL Group, Inc.   48,400  2,864,675
FirstEnergy Corp.   68,500  1,986,500
GPU, Inc.   28,900  1,217,413
Houston Industries, Inc.   66,522  1,775,306
Niagara Mohawk Power Corp. (a)  32,700  343,350
Northern States Power Co.   16,600  966,950
PECO Energy Co.   53,400  1,294,950
PG&E Corp.   105,100  3,198,981
PP&L Resources, Inc.   39,400  943,138
PacifiCorp.   70,900  1,936,456
Public Service Enterprise Group, Inc.   55,600  1,761,825
Southern Co.   163,200  4,222,800
Texas Utilities Co.   67,400  2,801,313
Unicom Corp.   62,900  1,934,175
Union Electric Co.   24,400  1,055,300
  50,342,926
GAS - 0.6%
Columbia Gas System, Inc. (The)  13,200  1,037,025
Consolidated Natural Gas Co.   22,700  1,373,350
Eastern Enterprises Co.   4,800  216,000
Enron Corp.   80,200  3,333,313
NICOR, Inc.   11,800  497,813
Oneok, Inc.   6,806  274,792
Pacific Enterprises  19,900  748,738
Peoples Energy Corp.   8,300  326,813
Sonat, Inc.   25,800  1,180,350
Williams Companies, Inc.   88,900  2,522,538
  11,510,732

 SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - 6.1%
AT&T Corp.   410,800 $ 25,161,500
ALLTEL Corp.   44,600  1,831,388
Ameritech Corp.   136,800  11,012,400
Bell Atlantic Corp.   196,239  17,857,749
BellSouth Corp.   248,200  13,976,763
Frontier Corp.   39,400  948,063
GTE Corp.   249,700  13,046,825
MCI Communications Corp.   171,400  7,338,063
SBC Communications, Inc.   230,124  16,856,583
Sprint Corp.   103,200  6,050,100
U.S. WEST Communications Group  129,400  5,839,175
WorldCom, Inc. (a)  226,100  6,839,525
  126,758,134
TOTAL UTILITIES   194,135,448
TOTAL COMMON STOCKS
 (Cost $1,521,614,700)   1,915,752,326
U.S. TREASURY OBLIGATIONS - 7.6%
  PRINCIPAL
  AMOUNT
U.S. Treasury Bills, yields at dates
 of purchase 5.04% to 5.36%,
 1/8/98 to 6/11/98 (b)
 (Cost $156,368,058)  $ 159,784,000  156,643,107
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,677,982,758)  $ 2,072,395,433
FUTURES CONTRACTS
  EXPIRATION UNDERLYING FACE UNREALIZED
PURCHASED  DATE AMOUNT AT VALUE GAIN/(LOSS)
680 S&P 500 Contracts Mar. 1998 $ 166,447,000 $ 1,058,728
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL
INVESTMENT IN
SECURITIES - 8.0%
LEGEND
(a) Non-income producing
(b) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $8,858,750.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $954,085,949 and $118,869,136, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,130,596,745 and $1,066,249,230, respectively. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $399 for the period (see Note 4 of Notes to Financial Statements).
At period end, the value of the securities loaned and the value of collateral amounted to $698,132 and $704,695, respectively.
INCOME TAX INFORMATION
At December 31, 1997 the aggregate cost of investment securities for income tax purposes was $1,677,983,238. Net unrealized appreciation aggregated $394,412,195 of which $432,802,967 related to appreciated investment securities and $38,390,772 related to depreciated investment securities.
The fund hereby designates approximately $32,767,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 DECEMBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                 $
2,072,395,433
(COST $1,677,982,758) -

SEE ACCOMPANYING SCHEDULE


CASH
7,293,372

RECEIVABLE FOR FUND SHARES SOLD
17,181,692

DIVIDENDS RECEIVABLE
2,590,210

OTHER RECEIVABLES                                                                                                   5,765


 TOTAL ASSETS
2,099,466,472

LIABILITIES


PAYABLE FOR FUND SHARES REDEEMED                                                                       $ 860,341


ACCRUED MANAGEMENT AND SUB-ADVISORY FEE                                                                 289,916


PAYABLE FOR DAILY VARIATION ON                                                                          38,425

FUTURES CONTRACTS


OTHER PAYABLES AND                                                                                      236,015

ACCRUED EXPENSES


 TOTAL LIABILITIES
1,424,697

NET ASSETS                                                                                                         $
2,098,041,775

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                    $
1,617,382,888

UNDISTRIBUTED NET INVESTMENT INCOME
25,920,081

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
59,267,491

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
395,471,315
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 18,340,322 SHARES OUTSTANDING                                                                      $
2,098,041,775

NET ASSET VALUE, OFFERING PRICE                                                                                     $114.40

AND REDEMPTION PRICE PER SHARE ($2,098,041,775 (DIVIDED BY) 18,340,322 SHARES)



STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME                                                                 $ 24,517,806
DIVIDENDS

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $134)                           5,563,528

 TOTAL INCOME                                                                      30,081,334

EXPENSES

MANAGEMENT AND SUB-ADVISORY FEE                                    $ 4,102,533

TRANSFER AGENT FEES                                                 1,031,192

ACCOUNTING FEES AND EXPENSES                                        599,917

NON-INTERESTED TRUSTEES' COMPENSATION                               5,656

CUSTODIAN FEES AND EXPENSES                                         43,222

REGISTRATION FEES                                                   8,223

AUDIT                                                               49,447

LEGAL                                                               7,730

REPORTS TO SHAREHOLDERS                                             98,699

MISCELLANEOUS                                                       33,028

 TOTAL EXPENSES BEFORE REDUCTIONS                                   5,979,647

 EXPENSE REDUCTIONS                                                 (1,827,465     4,152,182
                                                                   )

NET INVESTMENT INCOME                                                              25,929,152

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              37,988,463

 FOREIGN CURRENCY TRANSACTIONS                                      116

 FUTURES CONTRACTS                                                  20,513,427     58,502,006

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              299,640,712

 ASSETS AND LIABILITIES IN                                          (48
 FOREIGN CURRENCIES                                                )

 FUTURES CONTRACTS                                                  1,924,306      301,564,970

NET GAIN (LOSS)                                                                    360,066,976

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 385,996,128

OTHER INFORMATION                                                                 $ 1,799,172
 EXPENSE REDUCTIONS                                                                26,792
  FMR REIMBURSEMENT
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                1,501

                                                                                  $ 1,827,465


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1997           1996




OPERATIONS                                                                              $ 25,929,152      $ 10,838,949
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                58,502,006        22,654,377

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                    301,564,970       68,025,688

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         385,996,128       101,519,014

DISTRIBUTIONS TO SHAREHOLDERS                                                            (10,847,444       (3,387,922
FROM NET INVESTMENT INCOME                                                                )                 )

 FROM NET REALIZED GAIN                                                                   (22,010,833       (8,711,800
                                                                                          )                 )

 TOTAL DISTRIBUTIONS                                                                      (32,858,277       (12,099,722
                                                                                          )                 )

SHARE TRANSACTIONS                                                                         1,199,221,255     568,794,744
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                             32,858,277        12,099,722

 COST OF SHARES REDEEMED                                                                   (310,418,293      (92,770,768
                                                                                          )                 )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                   921,661,239       488,123,698

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  1,274,799,090     577,542,990

NET ASSETS

 BEGINNING OF PERIOD                                                                       823,242,685       245,699,695

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $25,920,081 AND
$10,839,163, RESPECTIVELY)                                                                $ 2,098,041,775   $ 823,242,685

OTHER INFORMATION
SHARES

 SOLD                                                                                     11,765,227        6,984,700

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                  357,466           161,200

 REDEEMED                                                                                (3,026,660        (1,146,896
                                                                                         )                 )

 NET INCREASE (DECREASE)                                                                  9,096,033         5,999,004



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS
                                                             YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA                                      1997           1996        1995       1994        1993
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 89.05       $ 75.71     $ 56.22     $ 55.74    $ 52.60

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                        1.80 E        1.04        .85         1.14       1.31

 NET REALIZED AND UNREALIZED GAIN (LOSS)                      26.67         15.55       19.72       (.56)      3.80

 TOTAL FROM INVESTMENT OPERATIONS                             28.47         16.59       20.57       .58        5.11



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                   (1.03)        (.91)       (.95)       -          (1.28)

 FROM NET REALIZED GAIN                                       (2.09)        (2.34)      (.11)       (.10)      (.60)

 IN EXCESS OF NET REALIZED GAIN                               -             -           (.02)       -          (.09)

 TOTAL DISTRIBUTIONS                                          (3.12)        (3.25)      (1.08)      (.10)      (1.97)

NET ASSET VALUE, END OF PERIOD                               $ 114.40      $ 89.05     $ 75.71     $ 56.22    $ 55.74

TOTAL RETURN A, B                                             32.83%        22.71%      37.19%      1.04%      9.74%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                      $ 2,098,042   $ 823,243   $ 245,700   $ 51,301   $ 25,153

RATIO OF EXPENSES TO AVERAGE NET ASSETS                       .28% C        .28% C      .28% C      .28% C     .28% C

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          1.74%         2.26%       2.70%       2.81%      2.65%

PORTFOLIO TURNOVER RATE                                       9%            14%         16%         2%         9%

AVERAGE COMMISSION RATE D                                    $ .0268       $ .0315

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES
WOULD REDUCE THE TOTAL RETURNS SHOWN. B THE TOTAL RETURNS
WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS). C FMR AGREED TO REIMBURSE A PORTION OF
THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF
NOTES TO FINANCIAL STATEMENTS). D FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON
THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. E NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Index 500 Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets. Effective December 1, 1997, FMR reduced the management fee from .28% to .24%. For the period, the management fee was equivalent to an annual rate of .27% of average net assets.
SUB-ADVISER FEE. Effective December 1,1997 FMR and the fund entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management, securities lending and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets. In addition, the fund pays Bankers Trust fees equal to 40% of net income from the fund's securities lending program. For the period, the fund paid Bankers Trust $54.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation
(FDC), an affiliate of FMR, may use its resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $3,550 for the period.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of
 .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and sub-advisory fees paid by the fund associated with securities lending) above an annual rate of .28% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
7. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company and its subsidiaries, affiliates of FMR, were the record owners of approximately 39% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% of the total outstanding shares of the fund.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Index 500 Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Index 500 Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Index 500 Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above. Price Waterhouse LLP
Boston, Massachusetts
February 5, 1998
DISTRIBUTIONS


The Board of Trustees of VIP II Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE  2/7/97 2/6/98
RECORD DATE  2/7/97 2/6/98
DIVIDENDS  $1.03 $1.36
SHORT-TERM
CAPITAL GAINS  $.76 $1.44
LONG-TERM
CAPITAL GAINS  $1.33 $1.71
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate  100% 26.76%
 20% rate  - 73.24%
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on November 19, 1997. The results of votes taken among shareholders on proposals before them are listed below.
PROPOSAL 1(A).
 To approve an amended management contract for the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     13,736,204.034    89.983

AGAINST         500,919.059       3.282

ABSTAIN         1,028,150.283     6.735

TOTAL           15,265,273.376    100.000

PROPOSAL 1(B).
To approve a new sub-advisory agreement for the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     13,602,592.949    89.108

AGAINST         579,747.949       3.798

ABSTAIN         1,082,932.478     7.094

TOTAL           15,265,273.376    100.000

PROPOSAL 2.
To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     13,330,943.806    87.329

AGAINST         775,913.445       5.082

ABSTAIN         1,158,416.125     7.589

TOTAL           15,265,273.376    100.000



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER
Bankers Trust Company
New York, NY
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert Lawrence, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Co., Inc.
Boston, MA
CUSTODIAN
Bankers Trust Company
New York, NY

                                     APPENDIX E

                             VIP MONEY MARKET PORTFOLIO

                       ANNUAL REPORT DATED DECEMBER 31, 1997









(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: MONEY MARKET PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS



PERFORMANCE                         3    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           4    THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                                         AND OUTLOOK.

INVESTMENTS                         5    A COMPLETE LIST OF THE FUND'S INVESTMENTS.

FINANCIAL STATEMENTS                8    STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                         CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               10   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   12   THE AUDITORS' OPINION.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   PAST 10
DECEMBER 31, 1997    YEAR     YEARS    YEARS

VIP: MONEY MARKET    5.51%    4.85%    5.87%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
If Fidelity had not reimbursed certain fund expenses, the past five and 10 year total returns would have been lower. Yield will vary. YIELD
ROW: 1, COL: 1, VALUE: 5.56
ROW: 1, COL: 2, VALUE: 2.6
ROW: 2, COL: 1, VALUE: 5.4
ROW: 2, COL: 2, VALUE: 2.65
ROW: 3, COL: 1, VALUE: 5.37
ROW: 3, COL: 2, VALUE: 2.65
ROW: 4, COL: 1, VALUE: 5.19
ROW: 4, COL: 2, VALUE: 2.63
ROW: 5, COL: 1, VALUE: 5.28
ROW: 5, COL: 2, VALUE: 2.64
MONEY MARKET
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
  12/31/97 10/1/97 7/2/97 4/2/97 12/30/96

 VIP: MONEY MARKET 5.56% 5.40% 5.37% 5.19% 5.28%

 MMDA 2.60% 2.65% 2.65% 2.63% 2.64%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR. TM

COMPARING PERFORMANCE
There are some important differences between a bank
money market deposit account (MMDA) and a
money market fund. First, the U.S. government neither
insures nor guarantees a money market fund. In fact,
there is no assurance that a money fund will maintain a
$1 share price. Second, a money market fund returns
to its shareholders income earned by the fund's
investments after expenses. This is in contrast to
banks, which set their MMDA rates periodically
based on current interest rates, competitors' rates,
and internal criteria.
3
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Robert Duby, Portfolio Manager of Money Market
Portfolio
Q. BOB, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST 12
MONTHS?
A. The investing environment was much more challenging than one would think, considering the fact that the Federal Reserve Board changed monetary policy only once in 1997. At the end of March, the Fed raised the target for the federal funds rate - the rate banks charge each other for overnight loans - to 5.50% from 5.25%. In a nutshell, economic activity was strong, while inflation remained relatively non-existent. Real GDP - gross domestic product adjusted for inflation - grew at a rate of 4.9%, 3.3% and 3.1% in the first, second and third quarters, respectively. I think this was quite a strong performance, considering that we were in the midst of one of the longest periods of economic expansion in recent memory. Inflation at the consumer level remained modest, growing close to 2% during the period.
Q. HOW DID THE MARKET REACT TO THIS PERIOD OF RELATIVELY STRONG GROWTH AND LOW INFLATION?
A. Market activity and investor sentiment fluctuated quite wildly throughout the period. Following the rate hike in March, most market participants expected further rate increases as economic data remained strong and even surpassed most estimates. After short-term rates initially moved higher, the market settled down and short-term rates fell to a more realistic level in the late spring - especially following soothing comments from members of the Fed and the release of reports that showed a slowdown in economic activity. At a July meeting, Fed Chairman Alan Greenspan indicated that productivity improvements allowed the economy to grow at a faster rate without the risk of emerging inflation. In August, however, a stronger string of economic data caused a quick reversal in sentiment and short-term interest rates rose once again. In addition, the minutes from the Federal Open Market Committee's July meeting, which were released in August, reflected the committee's concern about the risks that stronger growth might pose for the economy. Investor sentiment that the Fed might raise rates, which was factored into the market, was quickly reversed in October when financial problems arose in Southeast Asia. In December, we saw short-term interest rates rise as market participants worked to clean up their balance sheets by selling unwanted securities at favorable prices.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. The fund's average maturity remained in the 40- to 50-day range throughout most of the year. The fund maintained its longest maturity following the rate tightening in March and at year end to take advantage of the temporary rise in short-term interest rates. In other words, the fund's maturity generally lengthened when the market was weak and shortened when the market improved. In June and July, the fund maintained its shortest average maturity as the market adjusted to slightly softer economic data.
Q. WHAT'S YOUR OUTLOOK?
A. I anticipate steady interest-rate policy over the next few months - or at least until the financial problems in Japan and Southeast Asia are controlled to the point that they're not affecting the economies of other countries. Demand for U.S. exports should fall as many of these Asian countries struggle to resolve their problems. Economic activity in the U.S. remained strong at the end of the period, and while wage pressures could still surface, other inflationary pressures should remain well under control. On top of that, I think intensified competition from abroad will counter most of the inflationary pressures in the U.S. Toward the end of the year, more and more forecasts were calling for unchanged Fed policy throughout all of 1998
- sentiment that likely would cause the money markets to rally in the near term.



FUND FACTS
GOAL: income and share price stability by
investing in high-quality, short-term investments
START DATE: April 1, 1982
SIZE: as of December 31, 1997, more than $1.0
billion
MANAGER: Robert Duby, since April 1997; joined
Fidelity in 1982
3
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
INVESTMENTS DECEMBER 31, 1997

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.2%
  DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE
AMOUNT (NOTE 1)
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 0.2%
Bank of Tokyo - Mitsubishi Ltd.
2/9/98 5.75% $ 2,000,000 $ 1,987,728
CERTIFICATES OF DEPOSIT - 37.7%
DOMESTIC CERTIFICATES OF DEPOSIT - 1.1%
Chase Manhattan Bank (USA)
2/9/98 5.75  6,000,000  6,000,000
Mellon Bank, NA
3/2/98 5.80  5,000,000  5,000,000
    11,000,000
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 26.6%
Australia & New Zealand Banking Group
4/2/98 5.70  20,000,000  20,001,450
Bank of Montreal
1/14/98 5.77  15,000,000  15,000,000
1/29/98 5.77  10,000,000  10,000,000
Bank of Nova Scotia
4/1/98 6.20  6,000,000  5,999,153
7/21/98 5.97  1,000,000  999,190
8/31/98 5.97  5,000,000  4,997,940
Bank of Tokyo - Mitsubishi Ltd.
1/22/98 5.75  2,000,000  2,000,000
Banque Nationale de Paris
2/3/98 5.65  2,000,000  2,000,000
3/2/98 5.78  10,000,000  10,000,000
Barclays Bank, PLC
2/17/98 5.75  10,000,000  10,000,000
2/20/98 5.75  5,000,000  5,000,000
3/2/98 5.80  10,000,000  10,000,000
Canadian Imperial Bank of Commerce
3/23/98 5.80  25,000,000  25,000,000
8/28/98 5.97  20,000,000  19,992,488
Credit Agicole Indosuez
3/10/98 5.80  5,000,000  5,000,000
10/19/98 5.97  5,000,000  4,997,333
Den Danske Bank A/S
3/5/98 5.81  5,000,000  5,000,000
Deutsche Bank, AG
8/11/98 5.90  5,000,000  4,998,555
National Westminster Bank, PLC
1/28/98 5.80  8,000,000  8,000,000
2/12/98 5.75  2,000,000  2,000,000
6/23/98 6.00  10,000,000  9,996,003
7/22/98 5.89  10,000,000  9,997,137
Norddeutsche Landesbank Girozentrale
10/21/98 5.97  5,000,000  4,997,996
Sanwa Bank, Ltd. Japan
1/29/98 5.79  5,000,000  5,000,036
2/6/98 5.80  2,000,000  2,000,000
Societe Generale, France
2/18/98 5.77  10,000,000  10,000,000
3/4/98 5.81  5,000,000  5,000,000
3/9/98 5.81  5,000,000  5,000,000
3/9/98 5.85  5,000,000  5,000,000
4/14/98 5.75  5,000,000  5,000,000
4/15/98 5.90  1,000,000  1,000,539
6/16/98 6.00  1,000,000  999,265
Swiss Bank Corp.
2/2/98 5.65  13,000,000  13,000,000
2/23/98 5.80  20,000,000  20,000,000
    267,977,085

  DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE
AMOUNT (NOTE 1)
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 10.0%
ABN-AMRO Bank NV
1/14/98 5.70% $ 5,000,000 $ 5,000,014
Abbey National, Treasury Services
3/4/98 5.87  5,000,000  5,000,000
3/11/98 5.83  15,000,000  15,000,000
Barclays Bank, PLC
4/23/98 5.80  10,000,000  10,000,000
Bayerische Hypotheken-und Wechsel
2/17/98 5.75  10,000,000  10,000,373
3/4/98 5.80  5,000,000  5,000,083
Bayerische Landesbank Girozentrale
2/23/98 5.76  3,000,000  3,000,000
Bayerische Vereinsbank AG
3/3/98 5.80  15,000,000  15,000,122
3/16/98 5.72  4,000,000  4,000,228
Credit Agricole Indosuez
2/9/98 5.66  5,000,000  4,999,833
Dresdner Bank, AG
2/19/98 5.75  2,000,000  2,000,050
Norddeutsche Landesbank Girozentrale
3/16/98 5.73  1,000,000  1,000,020
Rabobank Nederland, Coop. Central
2/25/98 5.76  2,000,000  1,999,997
Sanwa Bank, Ltd. Japan
1/30/98 5.75  3,000,000  3,000,023
Toronto-Dominion Bank
2/17/98 5.75  5,000,000  5,000,000
4/9/98 5.75  2,000,000  1,999,668
Westdeutsche Landesbank
2/2/98 5.75  5,000,000  5,000,042
Westpac Banking Corp.
3/9/98 5.81  4,000,000  4,000,126
    101,000,579
TOTAL CERTIFICATES OF DEPOSIT   379,977,664
COMMERCIAL PAPER - 42.0%
ABN-AMRO North America, Inc.
3/10/98 5.81  5,000,000  4,945,930
Abbey National, North America
3/17/98 5.70  15,000,000  14,826,875
Aspen Funding Corp.
1/28/98 6.04  9,727,000  9,683,228
Asset Securitization COOP. Corp.
1/21/98 5.70  5,000,000  4,984,388
2/9/98 5.86  5,000,000  4,968,583
2/17/98 5.82  10,000,000  9,924,800
2/23/98 5.78  6,000,000  5,949,738
Associates Corp. of North America
2/5/98 5.83  6,000,000  5,966,283
2/25/98 5.78  5,000,000  4,956,458
3/20/98 5.83  5,000,000  4,937,708
A.H. Robins Company, Inc.
1/29/98 5.70  10,000,000  9,956,289
BBL North America, Inc.
2/25/98 5.80  2,000,000  1,982,537
Bank of Nova Scotia
1/26/98 5.77  10,000,000  9,960,347
Beneficial Corp.
2/11/98 5.78  5,000,000  4,967,541
COMMERCIAL PAPER - CONTINUED
  DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE
AMOUNT (NOTE 1)
Caisse des Depots et Consigns
1/22/98 5.89% $ 20,000,000 $ 19,931,750
CIESCO, L.P.
2/5/98 5.80  5,000,000  4,972,048
Citibank Credit Card Master Trust I (Dakota Certificate Program)
2/9/98 5.86  2,000,000  1,987,433
2/12/98 5.78  10,000,000  9,933,500
Eiger Capital Corp.
1/23/98 5.89  3,000,000  2,989,275
1/26/98 5.94  3,000,000  2,987,708
1/28/98 5.94  5,000,000  4,977,875
2/11/98 5.86  5,000,000  4,966,972
Enterprise Funding Corp.
1/26/98 5.88  5,000,000  4,979,757
1/28/98 5.81  6,065,000  6,038,844
1/30/98 5.81  3,860,000  3,842,120
1/30/98 6.09  5,164,000  5,138,832
2/4/98 5.87  4,376,000  4,351,946
3/30/98 5.87  5,000,000  4,929,355
Fina Oil and Chemical Company
2/3/98 5.90  2,000,000  1,989,275
Ford Motor Credit Corp.
3/4/98 5.80  25,000,000  24,753,722
GTE Corp.
1/8/98 6.14  2,000,000  1,997,628
1/27/98 6.39  2,000,000  1,990,828
General Electric Capital Corp.
1/21/98 5.76  12,000,000  11,961,933
2/5/98 5.77  25,000,000  24,861,458
2/11/98 5.77  10,000,000  9,935,197
General Electric Co.
2/9/98 5.77  25,000,000  24,845,895
General Motors Acceptance Corp.
1/28/98 5.73  4,000,000  3,983,050
2/11/98 5.85  13,000,000  12,914,571
3/9/98 5.76  5,000,000  4,947,982
Goldman Sachs Group, L.P. (The)
1/26/98 5.89  7,000,000  6,971,611
Grand Metropolitan Capital Corp.
1/7/98 5.70  2,000,000  1,998,150
Kitty Hawk Funding Corp.
2/12/98 5.94  2,000,000  1,986,233
Matterhorn Capital Corp. (LOC Union Bank of Switzerland)
2/13/98 5.90  5,000,000  4,965,062
Merrill Lynch & Co., Inc.
2/10/98 5.78  2,000,000  1,987,333
3/16/98 5.73  3,000,000  2,965,652
Monsanto Co.
2/25/98 5.84  3,000,000  2,973,508
Morgan Stanley, Dean Witter, Discover & Co.
2/19/98 5.78  5,000,000  4,961,208
2/23/98 5.92  17,000,000  17,000,000
Nationwide Building Society
1/23/98 5.65  7,000,000  6,976,173
3/9/98 5.81  5,000,000  4,946,679
3/10/98 5.82  7,000,000  6,924,170
New Center Asset Trust
2/17/98 5.78  5,000,000  4,962,771
2/17/98 5.80  5,000,000  4,962,661
3/19/98 5.83  5,000,000  4,938,506

  DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE
AMOUNT (NOTE 1)
Norfolk Southern Corp.
1/14/98 6.14% $ 2,000,000 $ 1,995,594
1/21/98 6.35  2,000,000  1,992,988
1/22/98 6.19  3,000,000  2,989,237
Preferred Receivables Funding Corp.
1/23/98 5.89  1,425,000  1,419,905
Rabobank U.S.A. Financial Corp.
4/2/98 5.70  5,000,000  4,929,980
Scotiabanc Inc.
2/11/98 5.75  10,000,000  9,935,425
Sears Roebuck Acceptance Corp.
1/27/98 5.67  2,000,000  1,991,925
2/11/98 5.91  3,000,000  2,980,012
2/13/98 5.91  3,000,000  2,979,037
Transamerica Financial Corp.
1/28/98 5.78  5,000,000  4,978,550
Unifunding, Inc.
3/9/98 5.82  3,000,000  2,968,007
TOTAL COMMERCIAL PAPER   422,900,036
FEDERAL AGENCIES - 1.0%
FANNIE MAE - AGENCY COUPONS - 1.0%
3/13/98 5.84 (a)  10,000,000  9,997,855
BANK NOTES - 3.0%
Comerica Bank
3/27/98 6.20  5,000,000  4,997,778
First Bank NA - Minnesota
1/21/98 5.92 (a)  5,000,000  4,997,929
Key Bank, NA
1/26/98 5.89 (a)  4,000,000  3,998,695
1/28/98 5.95 (a)  5,000,000  4,997,770
9/23/98 5.84 (a)  2,000,000  1,998,857
Morgan Guaranty Trust Co., NY
8/31/98 5.85  5,000,000  5,001,527
South Trust Bank
1/12/98 5.96 (a)  2,000,000  1,999,193
US Bank, NA
1/21/98 5.91 (a)  2,000,000  1,999,018
TOTAL BANK NOTES   29,990,767
MASTER NOTES (A) - 3.7%
Goldman Sachs Group, L. P. (The) (c)
  3/13/98 5.91  10,000,000  10,000,000
5/4/98 5.75  2,000,000  2,000,000
J.P. Morgan Securities
1/8/98 5.75  4,000,000  4,000,000
Morgan Stanley Group, Inc.
1/8/98 5.94  14,000,000  14,000,000
Norwest Corp.
1/2/98 5.72  7,000,000  7,000,000
TOTAL MASTER NOTES   37,000,000
MEDIUM-TERM NOTES (A) - 6.7%
  DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE
AMOUNT (NOTE 1)
Beneficial Corp.
1/11/98 5.67% $ 2,000,000 $ 1,999,655
Capital One Funding Corp. (1994-B)
1/8/98 6.00  3,289,000  3,289,000
Capital One Funding Corp. (1995-E)
1/8/98 6.00  5,637,000  5,637,000
General Motors Acceptance Corp.
1/2/98 6.24  2,000,000  1,999,954
2/1/98 5.67  6,000,000  6,000,377
2/1/98 5.75  5,000,000  5,000,000
Liquid Asset Backed Security Trust (1996-1) (b)
1/15/98 5.96   5,000,000  5,000,000
Liquid Asset Backed Securities Trust (1996-2) (b)
1/2/98 5.95   7,000,000  7,000,000
Liquid Asset Backed Securities Trust (1997-5) (b)
1/20/98 5.94   10,000,000  10,000,000
Merrill Lynch & Co., Inc.
1/2/98 6.20   4,000,000  3,999,703
1/6/98 5.97   2,000,000  1,999,867
Morgan Stanley, Dean Witter, Discover & Co.
4/15/98 5.75   5,000,000  5,000,000
New York Life Insurance Co.
3/23/98 5.89   5,000,000  5,000,000
Norwest Corp.
1/22/98 5.83   6,000,000  6,000,000
TOTAL MEDIUM-TERM NOTES   67,925,556
SHORT-TERM NOTES (A) - 4.5%
SMM Trust 1996-P (b)
1/16/98 5.96  4,000,000  4,000,000
SMM Trust 1997-X (b)
1/12/98 6.00  10,000,000  10,000,000
SMM Trust (1997-V) (b)
1/26/98 5.97  8,000,000  8,000,000
Strategic Money Market Trust (1997-A) (b)
3/23/98 5.91  20,000,000  20,000,000
Transamerica Life Insurance and Annuity Co.
3/16/98 5.92  3,000,000  3,000,000
TOTAL SHORT-NOTES   45,000,000
TIME DEPOSITS - 0.6%
Sumitomo Bank, Ltd. Japan
2/2/98 6.38  6,000,000  6,000,000
REPURCHASE AGREEMENTS - 0.6%
   MATURITY
   AMOUNT
In a joint trading account
 (U.S. Treasury Obligations)
 dated 12/31/97 due 1/2/98
 At 6.59%  $ 5,976,187  5,974,000
TOTAL INVESTMENTS - 100%  $1,006,753,606
Total Cost for Income Tax Purposes - $1,006,753,606
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $64,000,000 or 6.3% of net assets.
3. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION
SECURITY DATE COST
Goldman Sachs
Group, L.P. (The)
5.91%, 3/13/98 6/11/97 $ 10,000,000
Goldman Sachs
Group, L.P. (The)
5.75%,  5/4/98  8/5/97 $ 2,000,000
INCOME TAX INFORMATION
At December 31, 1997, the fund had a capital loss carryforward of approximately $57,000 of which $29,000 and $28,000 will expire on December 31, 2002 and 2005, respectively.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                   $ 1,006,753,606
(INCLUDING REPURCHASE AGREEMENTS
OF $5,974,000) - SEE
ACCOMPANYING SCHEDULE

CASH                                                  1,074

SHARE TRANSACTIONS IN PROCESS                         19,184,152

INTEREST RECEIVABLE                                   6,211,548

 TOTAL ASSETS                                         1,032,150,380

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED     $ 11,000,000

DISTRIBUTIONS PAYABLE                  35,206

ACCRUED MANAGEMENT FEE                 206,182

OTHER PAYABLES AND                     114,890
ACCRUED EXPENSES

 TOTAL LIABILITIES                                    11,356,278

NET ASSETS                                           $ 1,020,794,102

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                      $ 1,020,852,852

ACCUMULATED NET REALIZED GAIN                         (58,750)
(LOSS) ON INVESTMENTS

NET ASSETS, FOR 1,020,837,796                        $ 1,020,794,102
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                       $1.00
AND REDEMPTION PRICE PER
SHARE ($1,020,794,102 (DIVIDED BY)
1,020,837,796 SHARES)

STATEMENT OF OPERATIONS
 YEAR ENDED DECEMBER 31, 1997


INTEREST INCOME                                                       $ 62,581,312

EXPENSES

MANAGEMENT FEE                                          $ 2,325,636

TRANSFER AGENT FEES                                      810,738

ACCOUNTING FEES AND EXPENSES                             133,309

NON-INTERESTED TRUSTEES' COMPENSATION                    5,882

CUSTODIAN FEES AND EXPENSES                              38,590

AUDIT                                                    23,053

LEGAL                                                    5,116

MISCELLANEOUS                                            82,375

 TOTAL EXPENSES BEFORE REDUCTIONS                        3,424,699

 EXPENSE REDUCTIONS                                      (4,815        3,419,884
                                                        )

NET INTEREST INCOME                                                    59,161,428

NET REALIZED GAIN (LOSS)                                               (30,044
 ON INVESTMENTS                                                       )

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 59,131,384

OTHER INFORMATION

 EXPENSE REDUCTIONS

  CUSTODIAN CREDITS                                                   $ 4,815


STATEMENT OF CHANGES IN NET ASSETS
                    YEAR ENDED          YEAR ENDED
                    DECEMBER 31, 1997   DECEMBER 31, 1996

INCREASE
(DECREASE) IN
NET ASSETS

OPERATIONS          $ 59,161,428        $ 49,421,275
NET INTEREST
INCOME

 NET REALIZED        (30,044)            49,076
GAIN (LOSS)

 NET INCREASE        59,131,384          49,470,351
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

DISTRIBUTIONS TO     (59,161,428)        (49,421,275)
SHAREHOLDERS
FROM NET
INTEREST
INCOME

SHARE                1,984,694,072       1,994,407,823
TRANSACTIONS AT
NET ASSET VALUE
OF $1.00 PER
SHARE
PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT        59,126,220          49,421,275
OF
DISTRIBUTIONS
FROM NET
INTEREST
INCOME

 COST OF SHARES      (2,149,151,239)     (1,726,597,066)
REDEEMED

 NET INCREASE        (105,330,947)       317,232,032
(DECREASE)
IN NET
ASSETS AND
SHARES
RESULTING
FROM SHARE
TRANSACTION
S

  TOTAL              (105,360,991)       317,281,108
INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 BEGINNING OF        1,126,155,093       808,873,985
PERIOD

 END OF PERIOD      $ 1,020,794,102     $ 1,126,155,093


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1997                       1996   1995   1994   1993


NET ASSET VALUE,    $ 1.000       $ 1.000       $ 1.000     $ 1.000     $ 1.000
BEGINNING OF
PERIOD

INCOME FROM          .053          .052          .057        .042        .032
INVESTMENT
OPERATIONS
NET INTEREST
INCOME

LESS
DISTRIBUTIONS

 FROM NET            (.053)        (.052)        (.057)      (.042)      (.032)
INTEREST
INCOME

NET ASSET VALUE,    $ 1.000       $ 1.000       $ 1.000     $ 1.000     $ 1.000
END OF PERIOD

TOTAL RETURN A       5.51%         5.41%         5.87%       4.25%       3.23%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END     $ 1,020,794   $ 1,126,155   $ 808,874   $ 748,606   $ 353,104
OF PERIOD (000
OMITTED)

RATIO OF             .31%          .30%          .33%        .27%        .22%
EXPENSES TO                                                             B
AVERAGE NET
ASSETS

RATIO OF NET         5.32%         5.28%         5.72%       4.32%       3.16%
INTEREST
INCOME TO
AVERAGE NET
ASSETS





A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $12,000,000 or 1.2% of net assets.
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of the fund's average net assets, plus a fixed income group fee rate and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income based component is .24% of average net assets. For the period, the management fee was equivalent to an annual rate of .21% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-adviser, Fidelity Investments Money Management Inc. (formerly FMR Texas Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. For the period, the reduction under this arrangement is shown under the caption "Other Information" on the fund's Statement of Operations.
5. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 45% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 11%.
6. SHAREHOLDER TRANSACTION.
On March 14, 1997, the fund accepted assets from Nationwide Life Insurance Co. with a value of $27,320,971 in exchange for 27,320,971 shares (valued at $1.00 per share).
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Money Market Portfolio, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Money Market Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 3, 1998




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Investments Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert K. Duby, VICE PRESIDENT
Boyce Greer, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Thomas D. Maher, ASSISTANT VICE PRESIDENT
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Co., Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES

                                       PART C

                                 OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

FRANKLIN LIFE VARIABLE ANNUITY FUND A ("FUND A")

Fund A's Rules and Regulations provide as follows:

     ARTICLE V.  INDEMNIFICATION

     The Fund shall indemnify each of the members of its Board of Managers and officers (and his heirs, executors and administrators) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund; and except that no member of the Board of Managers or officer shall be indemnified hereunder or by any provision or arrangement against any liability to the Fund or its Contract Owners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees so incurred by any such member or officer (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such member or officer, secured by an appropriate deposit or a surety bond approved by independent legal counsel for the Fund, to repay the amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this
Article V.

     Any indemnification under this Article V shall be made only upon (1) a final decision on the merits by a court or other body of competent jurisdiction before which such proceeding is brought that the member of the Board of Managers or officer to be indemnified is not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the member of the Board of Managers or officer to be indemnified was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by (a) the vote of a majority of a quorum of directors who are neither 'interested persons' (as defined in Section 2(a)(19) of the Investment Company Act of 1940) of the Fund or the Company nor parties to the proceeding or (b) independent legal counsel in a written opinion. Approval of indemnification by the Board of Managers pursuant to clause 2(a) or clause 2(b) above shall not prevent the recovery from any member of the Board of Managers or officer of any amount paid to him in accordance with such clause if such member of the Board of Managers or officer is subsequently adjudicated by a court of competent jurisdiction (i) not to have acted in good faith in the reasonable belief that his actions was in the best interests of the Fund or (ii) to have been liable to the Fund or its Contract Owners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member of the Board of Managers or officer may be entitled, provided, however, that no such indemnification shall be inconsistent with the provisions of Section 17(h) of the Investment Company Act of 1940. Nothing contained in this Article shall affect any rights to indemnification to which personnel other than members of the Board of Managers and officers may be entitled by contract or otherwise under law, provided, however, that no such indemnification shall be effected in violation of the Investment Company Act of 1940.

     Notwithstanding any other provisions of this Article, in the event that a claim for indemnification with respect to liabilities arising under the Securities Act of 1933 is asserted by any member of the Board of Managers or officer of the Fund, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent and such member or officer is not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against the public policy as expressed in the Securities Act of 1933 and the Investment Company Act of 1940, and whether such member or officer is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and the party claiming such indemnification and the Fund will be governed by the final adjudication of such judgment. Any adjudication that such indemnification is against such public policy, or that such member or officer is so liable, shall preclude any indemnification by the Fund.

     By contract or other agreement with the Fund, the Company may agree to bear or guarantee the cost of expense of the indemnification provided in this Article, or any part of it.

     The Franklin Life Insurance Company (referred to as "the Company" in the immediately preceding quoted paragraph) has agreed to bear the expense of such indemnification pursuant to the Administration Agreement dated June 30, 1971, between The Franklin Life Insurance Company and Registrant.


                           *   *   *


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to members of the Board of Managers of Fund A pursuant to the foregoing provisions or otherwise, Fund A has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by Fund A of expenses incurred or paid by a member of the Board of Managers in the successful defense of any action, suit or proceeding) is asserted by such member of the Board of Managers in connection with the securities being registered, Fund A will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16   EXHIBITS

(1) Resolution of The Franklin Life Insurance Company's Board of Directors creating Franklin Life Variable Annuity Fund A. *

(2)    Rules and Regulations of Fund A. *

(3) Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of Fund A. Not applicable.

(4) Form of Agreement and Plan of Reorganization is incorporated herein by reference to Appendix A of the Proxy Statement/Prospectus forming Part A of this Registration Statement.

(5)    (a)    Specimen copy of Form 1170, deferred periodic payment variable annuity contract. *

       (b) Specimen copy of Form 1171, single payment deferred variable annuity contract. *

       (c) Specimen copy of Form 1172, single payment immediate life variable annuity contract. *

       (d) Specimen copy of Form 1173, single payment immediate life variable annuity contract with guaranteed period. *

       (e) Specimen copy of Form 1174, single payment immediate joint and last survivor life variable annuity contract. *

       (f) Specimen copy of endorsement to Forms 1170, 1171, 1172, 1173 and 1174 when such contracts are issued to variable annuitants in the State of Texas. *

(6) Investment Management Agreement between Fund A and The Franklin Life Insurance Company dated January 31, 1995. *

(7)    (a)    Sales Agreement among The Franklin Life Insurance Company,
              Registrant and Franklin

              Financial Services Corporation dated January 31, 1995. *

       (b) Form of Agreement among The Franklin Life Insurance Company, Franklin Financial Services Corporation and agents. *

(8) Copies of all bonus, profit sharing, pension or other similar contracts for the benefit of directors or officers of Fund A. Not applicable.

(9) Custodian Agreement dated April 17, 1995 between The Franklin Life Insurance Company and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 42 to Fund A's Registration Statement on Form N-3, filed April 30, 1996 (File No. 2- 36394).

(10) Copies of any plans entered into pursuant to Rule 12b-1 or Rule 18f-3 under the Investment Company Act of 1940. Not Applicable.

(11) Opinion and consent of Elizabeth E. Arthur, Esq. as to the legality of the securities being registered.

(12)   Opinion and consent of Elizabeth E. Arthur, Esq. as to tax matters.

(13) Administration Agreement between Fund A and The Franklin Life Insurance Company dated June 30, 1971. *

       Agreement between The Franklin Life Insurance Company and Franklin Financial Services Corporation dated June 30, 1971. *

(14)   (a)    Consent of Ernst & Young LLP

       (b)    Consent of PricewaterhouseCoopers LLP

(15)   Financial statements omitted pursuant to Item 14(a)(1).  None.

(16)   Powers of Attorney for any signatures to the registration statement.

(17)   Any additional exhibits.  None.

*      To be filed by amendment

ITEM 17.  UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of Franklin Life Variable Annuity Fund A, in the City of Springfield, and State of Illinois, on July 17, 1998.

                         Franklin Life Variable Annuity Fund A


                         By: /s/ Elizabeth E. Arthur
                            -------------------------------------
                              Elizabeth E. Arthur
                              Secretary, Board of Managers

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                   TITLE                            DATE

/s/ Clifford L. Greenwalt*
-------------------------
Clifford L. Greenwalt         Member, Board of Managers
                                                                 ---------------

/s/ Robert C. Spencer*
-------------------------
Robert C. Spencer             Member, Board of Managers
                                                                 ---------------

/s/ Robert G. Spencer*
-------------------------
Robert G. Spencer             Chairman, Board of Managers
                                                                 ---------------

/s/ James W. Voth*
-------------------------
James W. Voth                 Member, Board of Managers
                                                                 ---------------

/s/ Elizabeth E. Arthur
-------------------------
Elizabeth E. Arthur           Secretary, Board of Managers
                                                                 ---------------

/s/ Elizabeth E. Arthur       Dated July 17, 1998
-------------------------
* By Elizabeth E. Arthur,
       Attorney-in-Fact